Exhibit 10.6.9
STATE OF NEW JERSEY
DEPARTMENT OF HUMAN SERVICES
DIVISION OF MEDICAL ASSISTANCE AND HEALTH SERVICES
AND
AMERIGROUP NEW JERSEY, INC.
AGREEMENT TO PROVIDE HMO SERVICES
In accordance with Article 7, section 7.11.2A and 7.11.2B of the contract between AMERIGROUP New Jersey, Inc. and the State of New Jersey, Department of Human Services, Division of Medical Assistance and Health Services (DMAHS), effective date October 1, 2000, all parties agree that the contract shall be amended, effective July 1, 2005, as follows:

Exhibit 10.6.9
1.	Article 1, “Definitions” section — for the following definition:
1.	Capitation Summary Record (new definition)
shall be amended as reflected in the relevant page of Article 1 attached hereto and incorporated herein.
2.	Article 2, “Conditions Precedent” Sections H and K.1(b) shall be amended as reflected in Article 2, Sections H and K.1(b) attached hereto and incorporated herein.

3.	Article 3, “Managed Care Management Information System,” Sections 3.2(C); 3.2.1(B); 3.2.5; 3.3.1(A); 3.3.3(A); 3.4.4 (new); 3.9(A); 3.9(C); 3.9.1(A) (new); 3.9.1(B); 3.9.1(C) (deleted); 3.9.2(A); 3.9.2(B); 3.9.3(C); 3.9.3(D) (deleted), re-number remaining; 3.9.3(E) (new); 3.9.4(A) and 3.9.4(B) shall be amended as reflected in Article 3, Sections 3.2(C), 3.2.1(B), 3.2.5, 3.3.1(A), 3.3.3(A), 3.4.4, 3.9(A), 3.9(C), 3.9.3(D), 3.9.3(E), 3.9.4(A) and 3.9.4(B) attached hereto and incorporated herein.

4.	Article 4, “Provision of Health Care Services” Sections 4.1.1(G)4 (new); 4.1.2(A)18; 4.2.1(K)3 (new); 4.2.6(A)6 (deleted); 4.2.6(B)1(c); 4.2.6(B)7(f); 4.2.6(B)7(f)ii. 1); 4.3.3(A); 4.5.2(B); 4.5.4(B); 4.6.1(C)8 (new) 4.6.2(P); 4.6.2(X) (new) (deleted previous); 4.6.2(AA)1 (new); 4.6.4(C); 4.6.4(C)6(c); 4.6.4(C)6(d); 4.7.1(K) (new); 4.7.2(A)1; 4.8.3; 4.8.3(A), 4.8.3(A)3 (new); 4.8.3(C)1(new); 4.8.7(D) and 4.8.8(G)1 shall be amended as reflected in Article 4, Sections 4.1.1(G)4, 4.1.2(A)18, 4.2.1(K)3, 4.2.6(A)6, 4.2.6(B)1(c), 4.2.6(B)7(f)ii.1), 4.3.3(A), 4.5.2(B), 4.5.4(B), 4.6.1(C)8, 4.6.2(P), 4.6.2(X), 4.6.2(AA)1, 4.6.4(C), 4.6.4(C)6(c), 4.6.4(C)6(d), 4.7.1(K), 4.7.2(A)1, 4.8.3, 4.8.3(A), 4.8.3(A)3, 4.8.3(C)1, 4.8.7(D) and 4.8.8(G)1 attached hereto and incorporated herein.

5.	Article 5, “Enrollee Services” Sections 5.8.2(S); 5.8.2(NN); 5.10.2(A)1; 5. 14.2(B)8 and 5.15.3(D) shall be amended as reflected in article 5, Sections 5.8.2(S), 5.8.2(NN), 5.10.2(A)1, 5.15.2(B)8 and 5.15.3(D) attached hereto and incorporated herein.

6.	Article 7, “Terms and Conditions” Sections 7.3(A); 7.16.4; 7.16.5; 7.16.7(B)2 (new); 7.16.7(B)3 (new); 7.26(F); 7.27.1(B) and 7.38.2(A)1 shall be amended as reflected in Article 7,

Exhibit 10.6.9
Sections 7.3(A), 7.16.4, 7.16.5, 7.16.7(B)2, 7.16.7(B)3, 7.26(F), 7.27.1(B) and 7.38.2(A)1 attached hereto and incorporated herein.

7.	Article 8, “Financial Provisions”, Sections 8.4.1(A); 8.4.1(A)1; 8.4.1(A)2; 8.4.1(A)3; 8.5.2.1; 8.5.2.4; 8.5.4 (Heading) 8.5.8 (deleted) (Reserved) and 8.7(H)3 shall be amended as reflected in Article 8, Sections 8.4.1(A), 8.4.1(A)1, 8.4.1(A)2, 8.4.1(A)3, 8.5.2.1, 8.5.2.4, 8.5.4, 8.5.5 and 8.7(H)3 attached hereto and incorporated herein.

8.	Appendix, Section A, “Reports”

•	A.3.1 — Reserved (deleted previous);

•	A.4.1 — Provider Network File: Attachment A, #13, #18, #19, #20, #21, #22, #33, #36 (new); Attachment B, #16, #18 (new); Attachment E (revised);

•	A.4.3 — Network Accessibility Analysis for New Jersey Medicaid/NJ FamilyCare, B.3 #1, 2, 3, 8, 10, 11, 12 (footnote added to define “na”);

•	A.7.1 — Certifications, A.7.1(A); A.7.1(B); A.7.1(C) revised language; A.7.1(E) (new);

•	A.7.2 — Fraud and Abuse (deleted Section C);

•	A.7.3 — Table 1; (revised);

•	A.7.4 — Reserved (deleted previous);

•	A.7.6 — Reserved (Table 4 moved to HMO Financial Reporting Manual);

•	A.7.7 — Table 5; narrative revised;

•	A.7.8 — Table 6: 6a, 6b, 6d and 6e moved to HMO Financial Reporting Manual; 6c renamed;

•	A.7.9 — Reserved (Table 7 moved to HMO Financial Reporting Manual);

•	A.7.10 — Reserved (deleted previous);

•	A.7.11 — Table 9: Semi-Annual Utilization and Medical Expenditure Summary (new), (deleted previous);

•	A.7.13 — Reserved (deleted previous);

•	A.7.16 — Reserved (deleted previous);

•	A.7.18 — Table 16 (revised);

•	A.7.21 — HMO Financial Reporting Manual for Medicaid/NJ FamilyCare Rate Cell Grouping Costs, (revised) (moved from B.7.3, incorporates revised Table 19;

Exhibit 10.6.9
•	A.7.22 — Reserved (Table 20 moved to Financial Reporting Manual);

•	A.7.23 — Reserved (Table 21 moved to Financial Reporting Manual);

•	A.8.3 — Estate Referral Form — (report separated from previous A.8.2)
shall be amended as reflected in Appendix, Section A, A.3.1, A.4.1, A.4.3, A.7.1, A.7.2, A.7.3, A.7.4, A.7.6, A.7.7, A.7.9, A.7.9, A.7.10, A.7.11, A.7.12, A.7.13, A.7.16, A.7.18, A.7.21, A.7.22, A.7.23 and A.8.3 attached hereto and incorporated herein.
9.	Appendix, Section B, “Reference Materials”

•	B.3.1 — Reserved (deleted previous);

•	B.3.2 — Data Files Resources Guide (new) (deleted previous);

•	B.4.6 — School-Based Youth Services Programs — list replaced with web site address;

•	B.4.7 — Local Health Departments — list replaced with web site address;

•	B.4.9 — Mental Health/Substance Abuse Screening Tool

•	B.4.11—Special Child Health Services Network — list replaced with web site address;

•	B.4.13 — Statewide Family Centered HIV Care network (Ryan White Title IV) — list replaced with web site address;

•	B.5.2 — Cost sharing Requirements for NJ FamilyCare Plan H:#4 deleted, renumber remaining;

•	B.57.3 — Reserved (previous moved to A.7.21), and

•	B.7.4 — Reserved
shall be amended as reflected in Appendix, Section B, B.3.1, B.3.2, B.4.6, B.4.7, B.4.9, B.4.11, B.4.13, B.5.2, B.7.3 and B.7.4 attached hereto and incorporated herein.
10.	Appendix, Section C, “Capitation Rates” shall be revised as reflected in SFY 2005 Capitation Rates attached hereto and incorporated herein.

11.	Appendix, Section E, “Managed Care Service Administrator (MCSA) Administrative Fees” shall be revised as reflected in the SFY 2005 Administrative Fees attached hereto and incorporated herein.

Exhibit 10.6.9
12.	All other terms and conditions of the October 1, 2000 contract and subsequent amendments remain unchanged except as noted above.
The contracting parties indicate their agreement by their signatures.

Amerigroup New Jersey, Inc		State of New Jersey Department of Human Services

BY:	/s/ TBD	BY:	/s/ Ann Clemency Kohler

TITLE: President and CEO		TITLE: Director, DMAHS
DATE: /s/ April 28, 2005		DATE: /s/ 5/2/05

APPROVED AS TO FORM ONLY Attorney General State of New Jersey

BY:	/s/ TBD

Deputy Attorney General

DATE: /s/ 4/29/05

Exhibit 10.6.9
C. The Bureau of Guardianship Services (BGS); or
D. A person or agency who has been duly designated by a power of attorney for medical decisions made on behalf of an enrollee.
Throughout the contract, information regarding enrollee rights and responsibilities can be taken to include authorized person, whether stated as such or not.
Automatic Assignment — The enrollment of an eligible person, for whom enrollment is mandatory, in a managed care plan chosen by the New Jersey Department of Human Services pursuant to the provisions of Article 5.4 of this contract.
Basic Service Area — the geographic area in which the contractor is obligated to provide covered services for its Medicaid/NJ FamilyCare enrollees under this contract.
Beneficiary — any person eligible to receive services in the New Jersey Medicaid/NJ FamilyCare program
Benefits Package — the health care services set forth in this contract, for which the contractor has agreed to provide, arrange, and be held fiscally responsible.
Bilingual — see “Multilingual”
Bonus — a payment the contractor makes to a physician or physician group beyond any salary, fee-for-service payments, capitation or returned withholding amount.
Capitated Service — any covered service for which the contractor receives capitation payment
Capitation — a contractual agreement through which a contractor agrees to provide specified health care services to enrollees for a fixed amount per month.
Capitation Payments — the amount prepaid monthly by DMAHS to the contractor in exchange for the delivery of covered services to enrollees based on a fixed Capitation Rate per

Exhibit 10.6.9
enrollee, notwithstanding (a) the actual number of enrollees who receive services from the contractor, or (b) the amount of services provided to any enrollee.
Capitation Rate — the fixed monthly amount that the contractor is prepaid by the Department for each enrollee for which the contractor provides the services included in the Benefits Package described in this contract.
Capitation Summary Record — pseudo-encounters that are reported in addition to normal encounters. They represent a financial summary of the reported services rendered by HMO network providers, where the contractual relationship between the HMO and the network provider is based on a periodic capitation payment, and not on a pre-determined fee for a rendered service.

Exhibit 10.6.9
2. The contractor shall comply with and remain in compliance with minimum net worth and fiscal solvency and reporting requirements of the Department of Banking and Insurance, the Department of Human Services, the federal government, and this contract.
3. The contractor shall provide written certification of new written contracts for all providers other than FQHCs and shall provide copies of fully executed contracts for new contracts with FQHCs on a quarterly basis.
4. If solvency protection arrangements change, the contractor shall notify the DMAHS sixty (60) days before such change takes effect and provide written copy of DOBI approval.
2.H. County Expansion Phase-In Plan. If the contractor does not have an approved COA for each of the counties in a designated region, the contractor shall submit to DMAHS a county expansion phase-in plan for review and approval by DMAHS prior to the execution of this contract. The plan shall include detailed information of:
•	The region and names of the counties targeted for expansion;

•	Anticipated dates of the submission of the COA modification to DOBI and DHSS (with copies to DMAHS);

•	Anticipated date of approval of the COA;

•	Anticipated date for full operations in the region;

•	Anticipated date for initial beneficiary enrollment in each county
The phase-in plan shall indicate ~~that~~ when full expansion into a region shall be complete by ~~June 30, 2004~~. All expansions are subject to approval by DMAHS. The contractor shall maintain full coverage for each county in each region in which the contractor operates for the duration of this contract.
I. No court order, administrative decision, or action by any other instrumentality of the United State Government or the State of New Jersey or any other state is outstanding which prevents implementation of this contract.
J. Net Worth

Exhibit 10.6.9
          1. The contractor shall maintain a minimum net worth in accordance with N.J.A.C. Title 8:38-11 et seq.
          2. The Department shall have the right to conduct targeted financial audits of the contractor’s Medicaid/NJ FamilyCare line of business. The contractor shall provide the Department with financial data, as requested by the Department, within a time frame specified by the Department.
2K. The contractor shall comply with the following financial operations requirements:
1.	A contractor shall establish and maintain:
a.	An office in New Jersey, and

b.	Premium and claims accounts in a New Jersey qualified bank ~~with a principal office in New Jersey~~ as approved by DOBI.
2.	The contractor shall have a fiscally sound operation as demonstrated by:
a.	Maintenance of a minimum net worth in accordance with DOBI requirements (total line of business) and the requirements outlined in G and J above and Article 8.2.

b.	Maintenance of a net operating surplus for Medicaid/NJ FamilyCare line of business. If the contractor fails to earn a net operating surplus during the most recent calendar year or does not maintain minimum net worth requirements on a quarterly basis, it shall submit a plan of action to DMAHS within the time fram especified by the Department. The plan is subject to the approval of DMAHS. It shall demonstrate how and when minimum net worth will be replenished and present marketing and financial projections. These shall be supported by suitable back-up material. The discussion shall include possible alternate funding sources, including invoking of corporate parental guarantee. The plan will include:
i.	A detailed marketing plan with enrollment projections for the next two years.

ii.	A projected balance sheet for the next two years.

iii.	A projected statement of revenues and expenses on an accrual basis for the next two years.

Exhibit 10.6.9
iv.	A statement of cash flow projected for the next two years.

v.	A description of how to maintain capital requirements and replenish net worth.

vi.	Sources and timing of capital shall be specifically identified.
3.	The contractor may be required to obtain prior to this contract and maintain “Stop-Loss” insurance, pursuant to provisions in Article 8.3.2.

Exhibit 10.6.9
frames and format requirements are in Section A of the Appendices.
B. Ad Hoc Reporting. The contractor shall have the capability to support ad hoc reporting requests, in addition to those listed in this contract, both from its own organization and from the State in a reasonable time frame. The time frame for submission of the report will be determined by DMAHS with input from the contractor based on the nature of the report. DMAHS shall at its option request six (6) to eight (8) reports per year, hardcopy or electronic reports and/or file extracts. This does not preclude or prevent DMAHS from requiring, or the contractor from providing, additional reports that are required by State or federal governmental entities or any court of competent jurisdiction.
C. System Documentation. The contractor shall update documentation on its system(s) within 30 days of implementation of the changes. The contractor’s documentation must include a system introduction, program overviews, operating environment, external interfaces, and data element dictionary. For each of the functional components, the documentation should include where applicable program narratives, processing flow diagrams, forms, screens, reports, files, detailed logic such as claims pricing algorithms and system edits. The documentation should also include job descriptions and operations instructions. The contractor shall have available current documentation on-site for Staet audit as requested.
3.1.4 OTHER REQUIREMENTS
     Future Changes. The system shall be easily modifiable to accommodate future system changes/enhancements to claims processing or other related systems at the same time as changes take place in the State’s MMIS. In addition, the system shall be able to accommodate all future requirements based upon federal and State statues, policies and regulations. Unless otherwise agreed by the State, the contractor shall be responsible for the costs of these changes.
3.2 ENROLLEE SERVICES

Exhibit 10.6.9
The MCMIS shall support all of the enrollee services as specified in Article 5 of this contract. The system shall:
A.	Capture and maintain contractor enrollment data electronically.

B.	Provide information so that the contractor can send plan materials and information to enrollees.

C.	Capture electronically the Primary Care Provider (PCP) ~~selections~~ name provided by enrollees as well as enrollee health profiles from the ~~Health Benefits Coordinator and/or the~~ State.

D.	Provide contractor enrollment and Medicaid information to providers.

E.	Maintain an enrollee complaint and grievance tracking system for Medicaid and NJ FamilyCare enrollees.

F.	Produce the required enrollee data reports.
The enrollee module(s) shall interface with all other required modules and permit the access, search, and retrieval of enrollee data by key fields, including date-sensitive information.
3.2.1 CONTRACTOR ENROLLMENT DATA
A. Enrollee Data. The contractor shall maintain a complete history of enrollee information, including contractor enrollment , primary care provider selection or assignment, third party liability coverage, and Medicare coverage. In addition, the contractor shall capture demographic information relating to the enrollee (age, sex, county, etc.), information related to family linkages, information relating to benefit and service limitations, and information related to health care for enrollees with special needs.
B. Updates. The contractor shall accept and process ~~a weekly~~ enrollment and eligibility ~~file~~ information according to HIPPA standards ~~(the managed care register files; See section B.3.2 of the Appendices)~~ within 48 hours of receipt from the Department. Details of the 834 daily, weekly, and monthly files are available in the HIPAA Implementation and New Jersey Medicaid Companion Guides. The system shall provide reports that identify all errors encountered, count all transactions processed, and provide for a complete audit trail of the update processes. The MCMIS shall accommodate the following specific Medicaid/NJ FamilyCare requirements.

Exhibit 10.6.9
     1. The contractor shall be able to access and identify all enrollees by their Medicaid/NJ FamilyCare Identification Number. This number shall be readily cross-referenced to the contractor’s enrollment number and the enrollee’s social security number. For DYFS cases, it is important that the contractor’s system be able to distinguish the DYFS enrolled children not be consolidated based on the first 10 digits of the Medicaid ID number because the family members may not be residing together.
2. The system shall be able to link family members for on-line inquiry access and for consolidated mailings based on the first ten-digits of the Medicaid ID number.
3. The system shall be able to identify newborns from the date of birth, submit the proper eligibility form to the State, and link the newborn record to the NJ FamilyCare/Medicaid eligibility and enrollment data when these data are received back from the State.
4.	The system shall capture and maintain all of the data elements provided by the Department on the weekly update files.

Exhibit 10.6.9
2.	Generation of correspondence to enrollees based on variable criteria., including PCP and demographic information.
3.2.3 CONTRACTOR ENROLLMENT VERIFICATION
A. Electronic Verification System. The contractor shall provide a system that supports the electronic verification of contractor enrollment to network providers via the telephone 24 hours a day and 365 days a year or on a schedule approved by the State. This capability should require the enrollee’s contractor Identification Number, the Medicaid/NJ FamilyCare Identification Number, or the Social Security Number. The system should provide information on the enrollee’s current PCP as well as the enrollment information.
B. Telephone Enrollment Inquiry. The contractor shall provide telephone operator personnel (both member services and provider services) to verify contractor enrollment during normal business hours. The contractor’s telephone operator personnel should have the capability to electronically verify contractor enrollment based on a variety of fields, including contractor Identification Number, the Medicaid/NJ FamilyCare Identification Number, Social Security Number, Enrollee Name, Date of Birth.
The contractor shall ensure that a recorded message is available to providers when enrollment capability is unavailable for any reason.
3.2.4 ENROLLEECOMPLAINT AND GRIEVANCE TRACKING SYSTEM
The contractor shall develop an electronic system to capture and track the content and resolution of enrollee complains or grievances.
A. Data Requirements. The system shall capture, at a minimum, the enrollee, the reason for the complaint or grievance, the date the complaint or grievance was reported, the operator who talked to the enrollee, the explanation of the resolution, the date the complaint or grievance was resolved, the person who resolved the complaint or grievance, referrals to other departments, and comments including general information and/or observations. See Article 5.15.
3.2.5 ENROLLEE REPORTING
The contractor shall produce all of the reports according to the timeframes and specifications outlined in Section A of the Appendices.

Exhibit 10.6.9
~~The contractor shall provide the State with a monthly file of enrollees (see section A.3.1 of the Appendices). The State’s fiscal agent will reconcile this file with the State’s Recipient File. The contractor shall provide for reconciling any differences and taking the appropriate corrective action~~.
3.3 PROVIDER SERVICES
The contractor’s System shall collect, process, and maintain current and historical data on program providers. This information shall be accessible to all parts of the MCMIS for editing and reporting.
3.3.1 PROVIDER INFORMATION AND PROCESSING REQUIREMENTS
A. Provider Data. The contractor shall maintain individual and group provider network information with basic demographics, EIN or tax identification number, professional credentials, license and/or certification numbers and dates, sites, risk arrangements (i.e., individual and group risk pools), services provided, payment methodology and/or reimbursement schedules, group/individual provider relationships, facility linkages, number of grievances and/or complaints.
For PCPs, the contractor shall maintain identification as traditional or safety net provider, specialties, enrollees with beginning and ending effective dates, capacity, emergency arrangements or contact, other limitations or restrictions, languages spoken, address, office hours, disability access. See Articles 4.8 and 5.
The contractor shall maintain provider history files and provide for easy data retrieval. The system should maintain audit trails of key updates.
Providers should be identified with a unique number. The contractor shall be able to cross-reference it provider number with the provider’s EIN or tax number, the provider’s license number, UPIN, Medicaid provider number or Medicaid-assigned number, as provided by the State in response to the contractor’s monthly Provider Network submission, and Medicare provider number where applicable. The contractor shall comply with the HIPAA requirements for provider identification.
B. Updates. The contractor shall apply updates to the provider file daily.

Exhibit 10.6.9
C. Complaint Tracking System. The system shall provide for the capabilities to track and report provider complaints as specified in Article 6.5. The contractor shall provide detail reports identifying open complaints and summary statistics by provider on the types of complaints, resolution, and average time for resolution.
3.3.2 PROVIDER CREDENTIALING
A. Credentialing. The contractor shall credential and re-credential each network provider as specified in Article 4.6.1. The system should provide a tracking and reporting system to support this process.
B. Review. The contractor shall be able to flag providers for review based on problems identified during credentialing, information received from the State, information received from CMS, complaints, and in-house utilization review results. Flagging providers should cause all claims to deny as appropriate.
3.3.3 PROVIDER/ENROLLEE LINKAGE
A. Enrollee Rosters. The contractor shall generate electronic (~~and/or~~ hard copy if provider lacks capability to accept electronic files) enrollee rosters to its PCPs each month by the second business day of the month. The rosters shall indicate all enrollees that are assigned to the PCP and should provide the provider with basic demographic and enrollment information related to the enrollee.
B. Provider Capacity. The contractor’s system shall support the provider network requirements described in Article 4.8.
3.3.4 PROVIDER MONITORING
The contractor’s system shall support monitoring and tracking of provider/enrollee complaints, grievances and appeals from receipt to disposition. The system shall be able to produce provider reports for quality of medical and dental care analysis, flag and identify providers with restrictive conditions (e.g., fraud monitoring), and identify the confidentiality level of information (i.e., to manage who has access to the information).
3.3.5 REPORTING REQUIREMENTS

Exhibit 10.6.9
The contractor shall produce all of the reports identified in Section A of the Appendices. In addition, the system shall provide ongoing and periodic reports to monitor provider activity, support provider contracting, and provide administrative and management information as required for the contractor to effectively operate.
3.4 CLAIMS/ENCOUNTER PROCESSING
The system shall capture and adjudicate all claims and encounters submitted by providers. The major function of this module (s) include enrollee enrollment verification, provider enrollment verification, claims and encounter edits, benefit determination, pricing, medical review and claims adjudication, and claims payment. Once claims and encounters are processed, the system shall maintain the claims/encounter history file that supports the State’s encounter reporting requirements as well as all of the utilization management and quality assurance functions and other reporting requirements of the contractor.
3. 5 GENERAL REQUIREMENTS
The contractor shall have an automated claims and encounter processing system that will support the requirements of this contract and ensure the accurate and timely processing of claims and encounters. The contractor shall offer its providers an electronic payment option.

Exhibit 10.6.9
4. Contested Claims and Encounters
5. Aged Claims and encounters
6. Checks and EOB(s)
7. Lag Factors and IBNR
B. The contractor shall produce reports according to the timeframes and specification outlined in Section A of the Appendices.
3.4.4 REMITTANCE ADVICE AND CAPITATION LISTS
     The contractor shall provide federally qualified health centers with electronic remittance advices and electronic capitation lists of enrollees. In addition, the contractor shall provide copies of or a report of the data elements of the electronic remittance advices and capitation lists in Excel format to the DMAHS.
3.5 PRIOR AUTHORIZATION, REFERRAL AND UTILIZATION MANAGEMENT
The prior authorization/referral and utilization management functions shall be an integrated component of the MCMIS. It shall allow for effective management of delivery of care. It shall provide a sophisticated environment for managing the monitoring of both inpatient and outpatient care on a proactive basis.
3.5.1 FUNCTIONS AND CAPABILITIES
A. Prior Authorizations. The contractor shall provide an automated system that includes the following:
1. Enrollee eligibility, utilization, and case management information.
2. Edits to ensure enrollee is eligible, provider is eligible, and service is covered.
3. Predefined treatment criteria to aid in adjudicating the requests.
4. Notification to provider of approval or denial.
5. Notification to enrollees of any denials or cutbacks of service.
6. Interface with claims processing system for editing.
B. Referrals. The contractor shall provide an automated system that includes the following:
     1. Ability for providers to enter referral information directly, fax information to the contractor or call in on dedicated phone lines.

Exhibit 10.6.9
2. Interface with claims processing system for editing.
C. Utilization Management. The contractor should provide an automated system that includes the following:
1. Provides case tracking, notifies the case worker of outstanding actions.
2. Provide case history of all activity.
3. Provide online access to cases by enrollee and provider numbers.

Exhibit 10.6.9
D. The contractor shall acquire the capability to receive and transmit data in a secure manner electronically to and from the State’s data centers, which are operated by OIT. The standard data transfer software that OIT utilizes for electronic data exchange is Connect: Direct. Both mainframe and PC versions are available. A dedicated line is preferred, but at a minimum connectivity software can be used for the connection.
3.8.2 QUERY CAPABILITIES
The contractor’s MCMIS should have a sophisticated query tool with access to all major files for the users.
A. General. The system should provide a user-friendly, online query language to construct database queries to data available across all of the database(s), down to raw data elements. It should provide options to select query output to be displayed on-line, in a formatted, hard-copy report, or downloaded to the disk for PC-based analysis.
B. Unduplicated Counts. The system should provide the capability to execute queries that perform unduplicated counts (e.g., unduplicated count of original beneficiary ID number), duplicated counts (e.g., total number of services provided for a given aid category), or a combination of unduplicated and duplicated counts.
3.8.3 REPORTING CAPABILITIES
The contractor should provide reporting tools with its MCMIS that facilitate ad hoc, user, and special reporting. The MCMIS should provide flexible report formatting/editing capabilities that meet the contractor’s business requirements and support the Department’s information needs. For example, it should provide the ability to import, export and manipulate data files from spreadsheet, work processing and database management tools as well as the database(s) and should provide the capability to indicate header information, date and run time, and page numbers on reports. The system should provide multiple pre-defined report types and formats that are easily selected by users.
3.9 ENCOUNTER DATA REPORTING
A. The contractor shall collect, process, format, and submit electronic encounter data for all services delivered for which the contractor is responsible. The contractor shall capture all required encounter data elements using coding structures recognized by; the Department. The contractor

Exhibit 10.6.9
shall process the encounter data, integrating any manual or automated systems to validate the adjudicated encounter date. The contractor shall interface with any systems or modules within its organization to obtain the required encounter data elements. The contractor shall submit the encounter data to the Department’s fiscal agent electronically ~~via diskette, tape or electronic transmission,~~ according to specifications in the HIPPA Implementation and Companion Guides (HICG) ~~Division’s Electronic Media Claims (EMC) Manual~~ which ~~will be distributed with regular updates~~ may be periodically updated, and which are available at www.wpc-edi.com/hipaa and www.njmmis.com respectively. The encounter data processing system shall have a data quality assurance plan to include timely data capture, accurate and complete encounter records, and internal data quality audit procedures. If DMAHS determines that changes are required, the contractor shall e given advance notice and time to make the change according to the extent and nature of the required change.
B. The contractor shall ensure that data received from providers is accurate and complete by:
1. Verifying the accuracy and timeliness of reported data;
2. Screening the data for completeness, logic, and consistency; and
3. Collecting service information in standardized formats to the extent feasible and appropriate.
C. Regardless of whether the contractor is considered a covered entity under HIPAA, the contractor shall use the HIPAA Transaction and Code Sets as the exclusive format for the electronic communication of health care claims and encounter data for data ~~with dates of service on or after October 16, 2003.~~submitted on or after January 1, 2005, regardless of date of service. The contractor shall adhere to all HIPAA transaction set requirements as specified in the national HIPAA Implementation Guide and the New Jersey Medicaid HIPAA Companion Guide when submitting encounters.
3.9.1 REQUIRED ENCOUNTER DATA ELEMENTS
A. the contractor must report encounter data at least quarterly ~~and no more frequently than monthly~~. The data shall be enrollee specific, listing all encounter data elements of the services provided. Encounter report files will be used to create a database that can be used in a manner similar to fee-for-service history files to analyze plan utilization, reimburse the contractor for supplemental payments, and calculate capitation premiums. DMAHS will edit the data to assure

Exhibit 10.6.9
consistency and readability. If data are not of an acceptable quality or submitted timely; the contractor will not be considered in compliance with this contract requirement until an acceptable file is submitted. ~~All Types of Claims. The contractor shall capture all required encounter data elements for each of the eight claim types: Inpatient, Outpatient, Professional, Home Health, Transportation, Vision, Dental, and Pharmacy.~~
B. Data Elements. The required data elements shall be in compliance with HIPAA transaction set requirements (see 3.9.C) ~~are provided in Section A.7.11. note that New Jersey specific Medicaid codes are required in some fields. Provides shall be identified using the provider’s EIN or tax-identification number.~~ Inpatient hospital claims and encounters shall be combined into a single stay when the enrollee’s dates of services are consecutive.
C. ~~Contractor Encounter. The contractor shall submit encounter data for claims and encounter received by the contractor. The contractor shall identify a capitated arrangement versus a “fee for service” arrangement for its network providers. For noncapitated arrangements, the contractor shall report the actual payment made to the provider for each encounter. For capitated arrangements the contractor may reports a zero payment for each encounter. However, a monthly “Capitation Summary Record” shall be required for each provider type, beneficiary capitation category, and service month combination. The specifications for the submission of monthly capitation summary records is further detailed in the EMC Manual issued by the Division.~~
3.9.2 SUBMISSION OF TEST ENCOUNTER DATA
A. Submitter ID. The contractor shall make application in order to obtain a Submitter Identification Number, according to the instructions listed in the ~~EMC Manual issued by the Division.~~ HIPAA Implementation and Companion Guides.
B. Test Requirement. The contractor shall be required to pass a testing phase for each of the eight encounter claim types before production encounter data will be accepted. The contractor shall pass the testing phase for all encounter claim type submissions within twelve (12) calendar weeks from the effective date of the contract. Contractors with prior contracting experience with DHS who have successfully submitted approved production data may be exempted at DHS’s option.

Exhibit 10.6.9
The contractor shall submit the test encounter data to the Department’s fiscal agent electronically, ~~via diskette, tape, or electronic transmission~~ according to the specifications of the ~~Electronic Media Claims Manual issued by the Division~~ HIPAA Implementation and Companion Guides.
~~The contractor shall be responsible for passing a two-phased test for each encounter claim type. The first phase requires that each submitted file follows the prescribed format that header and trailer records are present and correctly located within the file, and that the key fields are present. The second phase requires that the required data elements are present and properly valued~~. The contractor shall be responsible for passing a phased-in test process prior to submitting production encounter data. The details of the testing process and handling of errors are provided in the New Jersey Medicaid Companion Guide.
~~Following each submission and error report will be forwarded to the contractor identifying the file and record location of each error encountered for both testing phases. The contractor shall analyze the report, complete the necessary corrections, and re-submit the encounter data test file(s)~~.
The contractor shall utilize production encounter data, systems, tables, and programs when processing encounter test files. The contractor shall submit error-free production data once testing has been approved for all of the encounter claims types.
3.9.3 SUBMISSION OF PRODUCTION ENCOUNTER DATA
A. Adjudicated Claims and Encounters. The contractor shall submit all adjudicated encounter data for all services provided for which the contractor is responsible. Adjudicated encounter data are defined as data from claims and encounters that the contractor has processed as paid or denied. The contractor is not responsible for submitting contested claims or encounters until final adjudication has been determined.
B. Schedule. Encounter data shall be submitted per the schedule established by the Department. Each Submission shall include encounter data that were adjudicated in the prior period and any adjustments for encounter data previously submitted.

Exhibit 10.6.9
C. ~~Two-Phased~~ Phased-in Process. Similar to testing, the contractor shall be responsible for passing a two phased-in test process for all production encounter data submitted. The details of production tests and handling of errors is are found in the New Jersey Medicaid Companion Guide. ~~The first phase requires each submitted file follow the prescribed format, that header and trailer records are present and correctly located within the file and that the key fields are present. The second phase requires that the required data elements are present and properly valued.~~
~~D. Phase One Errors. If all or part of a production encounter file(s) rejects during phase one, an error report will be forwarded to the contractor identifying the file and record location of each error encountered. The contractor shall analyze the report, complete the necessary corrections, and re-submit the “rejected” encounter production data within forty-five (45) calendar days from the date the contractor receives the notice of error(S).~~
~~E.~~ D. The contractor shall not be permitted to provide services under this contract nor shall the contractor receive capitation payment until it has passed the testing and production submission of encounter data.
E. Contractor Encounter. The contractor shall submit encounter data for claims and encounters received by the contractor. The contractor shall identify a capitated arrangement versus a “fee-for-service” arrangement for its network providers. For noncapitated arrangements, the contractor shall report the actual payment made to the provider for each encounter. For capitated arrangements, the contractor may report a zero payment for each encounter. However, a monthly “Capitation Summary Record” shall be required for each provider type beneficiary capitation category, and service month combination. The specifications for the submission of monthly capitation summary records is further detailed in the HIPAA Implementation and Companion Guides.
3.9.4 REMITTANCE ADVICE
     a. Remittance Advice File Processing Report. The Department’s fiscal agent shall produce a Remittance Advice File on a monthly basis that itemizes all processed encounters. The contractor shall be responsible for the acceptance and processing of a Remittance Advice (RA) File according to the ~~specifications listed in the Division’s EMC Manual~~ HIPAA Implementation and Companion Guides. ~~The Remittance Advice File is produced on magnetic tape and contains all submitted~~

Exhibit 10.6.9
~~encounter data that passed phase one testing.~~ The disposition (paid or denied) shall be reported for each encounter along with the “phase two” errors for those claims that the Division denied.
B. Reconciliation. The contractor shall be responsible for matching the encounters on the Remittance Advice File against the contractor’s data file(s). The contractor shall correct any encounters that denied improperly and/or any other discrepancies noted on the file. Corrections shall be resubmitted within thirty (30) calendar days from the date the contractor receives the Remittance Advice File.
All corrections to “Denied” encounter data, as reported on the Remittance Advice File, shall be resubmitted ~~as “full record” adjustments~~, according to the requirements listed in ~~the Division’s EMC Manual~~ HIPAA Implementation and Companion Guides.
3.9.5 SUBCONTRACTS AND ENCOUNTER DATA REPORTING FUNCTION
A. Interfaces. All encounter data shall be submitted to the department directly by the contractor. DMAHS shall not accept any encounter data submissions or correspondence directly from any subcontractors, and DMAHS shall not forward any electronic media, reports or correspondence directly to a subcontractor. The contractor shall be required to receive all electronic fields and hardcopy material from the Department, or its appointed fiscal agent, and distribute them within its organization or to its subcontractors appropriately.
B. Communication. The contractor and its subcontractors shall be represented at all DMAHS meetings scheduled to discuss any issue related to the encounter function requirements.
3.9.6 FUTURE ELECTRONIC ENCOUNTER SUBMISSION REQUIREMENTS
At the present time, the Centers for Medicare and Medicaid Services (CMS) is pursuing a standardization of all electronic health care information, including encounter data. The contractor shall be responsible for completing and paying for any modifications required to submit encounter data electronically, according to the same specifications and timeframes outlined by CMS for the New Jersey MMIS.

Exhibit 10.6.9
with the contractor with respect to payment. Further, the contractor shall ensure that the cost to the enrollee is no greater than it would be if the services were furnished within the network.
4.1.1.G.4 Protecting Managed Care Enrollees Against Liability for Payment.
As a general rule, if a participating or non-participating provider renders a covered service to a managed are enrollee, the provider’s sole recourse for payment, other than collection of any authorized cost-sharing and/or third party liability, is the contractor, not the enrollee. A provider may not seek payment from, and may not institute or cause the initiation of collection proceedings or litigation against, an enrollee, an enrollee’s family member, any legal representative of the enrollee, or anyone else acting on the enrollee’s behalf unless subsections (a) through and including (f) or subsection (g) below apply:
     (a) (1) The service is not a covered service; or (2) the service is determined to be medically unnecessary before it is rendered; or (3) the provider does not participate in the program either generally or for that service.
     (b) The enrollee is informed in writing before the service is rendered that one or more of the conditions listed in subsection (a) above exist, and voluntarily agrees in writing before the service is rendered to pay for all or part of the provider’s charges; and
     (c) The service is not an emergency or related service covered by the provisions of 42 USC 1396u-2(bb)(2)(A)(ii), 42 CFR 438.114 and/or NJAC 10:74-9.1; and
     (d) The service is not a trauma service covered by the provisions of the NJAC 8:38-6.3(a)3.i; and
     (e) The protections afforded to enrollees under 42 USC 1396u-2(b)(6), 42 CFR438.106, NJAC 8:38-9.1(d)9, and/or NJAC 8:38-15.2(b)7.ii do not apply; and
     (f) The provider has received no program payments from either DMAHS or the contractor for the service; or
(g) the enrollee has been paid for the service by a health insurance company or other third party (as defined in NJSA 30:4D-3.m), and the enrollee has failed or refused to remit to the provider that portion of the third party’s payment to which the provider is entitled by law.
H. The contractor shall have policies and procedures on the use of enrollee self-referred services.
I. The contractor shall have policies and procedures on how it will provide for genetic testing and counseling.

Exhibit 10.6.9
11. Audiology
12. Inpatient Rehabilitation services
13. Podiatrist Services
14. Chiropractor Services
15. Optometrist Services
16. Optical Appliances
17. Hearing Aid Services
4.1.2.A..18 Home Health Agency Services — Not a contractor-covered benefit for the ABD population. All other services provided to any enrollee in the home, including but not limited to pharmacy (not applicable to the ABD population) and DME services, are the contractor’s fiscal and medical management responsibility.
19.	Hospice Services — are covered in the community as well as in institutional settings. Room and board services are included only when services are delivered in an institutional (non-private residential) setting.

20.	Durable Medical Equipment (DME)/Assistive Technology Devices in accordance with existing Medicaid regulations.

21.	Medical Supplies

22.	Prosthetics and Orthotics including certified shoe provider

23.	Dental Services

24.	Organ Transplants — includes donor and recipient costs. Exception: the contractor will not be responsible for transplant-related donor and recipient inpatient hospital costs for an individual placed on a transplant list while in the Medicaid FFS program prior to initial enrollment into the contractor’s plan.

Exhibit 10.6.9
25.	Transportation Services for any contractor-covered service or non-contractor covered service including ambulance, mobile intensive care units (MICUs) and invalid coach (including lift equipped vehicles)

26.	Post-acute Care

Exhibit 10.6.9
4.2.1.K.3. Late notification of Emergent Inpatient Hospital Admissions. If the contractor receives late notification from participating hospitals of emergent hospital admissions because of the participating hospital’s inability to identify the patient’s HMO due to extenuating circumstances, the contractor may require proof from the participating hospital that it could not identify the patient through eligibility verification or because of the medical condition or the patient. The following procedure shall be followed:
     a. If the contractor receives notification of an emergent inpatient hospital admission from its participating hospital later than one business day, but no later than seven (7) business days following the emergent inpatient admission at the participating hospital due to the hospital’s inability to identify the patient as the contractor’s member, the contractor shall review the hospital stay for medical necessity for each inpatient day. The review will utilize the usual and customary concurrent review process agreed to by both parties. The contractor shall complete its medical necessity review within seven (7) business days of receiving all of the requested information from the participating hospital.
     b. Participating hospitals shall notify the contractor within one (1) business day once they have identified the patient’s HMO.
     c. If the contractor receives the notification from the participating hospital later than seven (7 business days following an emergent inpatient admission at the participating hospital due to the hospital’s inability to identify the patient as the contractor’s member, the contractor shall review the case for medical necessity for each inpatient day. With these cases, the contractor may reserve the right to conduct a more extensive review than the usual and customary concurrent review process. The contractor shall also complete its review within seven (7) business days of receiving all of the requested information from the participating hospital.
     d. If the contractor determines that a participating hospital routinely notifies the contractor of a member admission beyond one business day, the contractor will work with the participating hospital to resolve the issues and re-educate the staff of the notice of the admission requirements and member eligibility verification procedures.
L. The contractor shall establish and maintain policies and procedures for emergency dental services for all enrollees.
     1. Within the contractor’s Enrollment/Service Area, the contractor will ensure that:

Exhibit 10.6.9
2. NJ FamilyCare Plans B and C. For children eligible solely through NJ FamilyCare Plans B and C, coverage includes all preventative screening and diagnostic services, medical examinations, immunizations, dental, vision, lead screening and hearing services. Includes only those treatment services identified through the examination that are included under the contractor’s benefit package or specified services through the FFS program. Other services identified through an EPSDT examination that are not included in the New Jersey Care 2000+ covered benefits package are not covered.
3.	Enrollee Notification. The contractor shall provide written notification to its enrollees under twenty-one (21) years of age when appropriate periodic assessments or needed services are due and must coordinate appointments for care.

4.	Missed Appointments. The contractor shall implement policies and procedures and shall monitor its providers to provide follow up on missed appointments and referrals from problems identified through the EPSDT exams. Reasonable outreach shall be documented and must consist of: mailers, certified mail as necessary; use of MEDM system provided by the State; and contact with the Medical Assistance Customer Center (MACC), DDD, or DYFS regional offices in the case of DYFS enrollees to confirm addresses and/or to request assistance in locating an enrollee.

5.	PCP Notification. The contractor shall provide each PCP, on a calendar quarter basis, as list of the PCP’s enrollees who have not had an encounter during the past year and/or who have not complied with the EPSDT periodicity and immunization schedules for children. Primary care sites/PCPs and/or the contractor shall be required to contact these enrollees to arrange an appointment. Documentation of the outreach efforts and responses is required.
~~4.2.6.A.6. Reporting Standards. The contractor shall submit quarterly reports, hard copy and on diskette, of the EPSDT services. See Section A.7.16 of the Appendices (Table 14).~~
B. Section 1905(r) of the Social Security Act (42 USC § 1396(d) and federal regulation 42 C.F.R. § 441.50 et. Seq. requires EPSDT services to include:
1. EPSDT Services which include:
     a. A comprehensive health and developmental history including assessments of both physical and mental health development and the provision of all diagnostic and treatment

Exhibit 10.6.9
services that are medically necessary to correct or ameliorate a physical or mental condition identified during a screening visit. The contractor shall have procedures in place for referral to the State or its agent for non-covered mental health/substance abuse services.
b. A comprehensive unclothed physical examination including:
•	Vision and hearing screening;

•	Dental inspection; and

•	Nutritional assessment
4.2.6.B.1.c. Appropriate immunizations according to age, health history and the schedule established by the Advisory Committee on Immunization Practices (ACIP) for pediatric vaccines ~~(See Section B.4.3 of the Appendices)~~. Contractor and its providers must adjust for periodic changes in recommended types and schedule of vaccines. Immunizations must be reviewed at each screening examination as well as during acute care visits and necessary immunizations must be administered when not contraindicated. Deferral of administration of a vaccine for any reason must be documented.
d. Appropriate laboratory tests: A recommended sequence of screening laboratory examinations must be provided by the contractor. The following list of screening tests is not all inclusive:
•	Hemoglobin/hematocrit/EP

•	Urinalysis

•	Tuberculin test — intradermal, administered annually and when medically indicated

•	Lead screening using blood lead level determinations must be done for every Medicaid-eligible and NJ FamilyCare child:
o	between nine (9) months and eighteen (18) months, preferably at twelve (12) months of age

o	at 18-26 months, preferably at twenty-four (24) months of age

o	test any child between twenty-seven (27) to seventy-two (72) months of age not previously tested

Exhibit 10.6.9
•	Additional laboratory tests may be appropriate and medically; indicated (e.g., for ova an parasites) and shall be obtained as necessary.
e. Health education/anticipatory guidance.
f. Referral for further diagnosis and treatment or follow-up of all abnormalities which are treatable/correctable or require maintenance therapy uncovered or suspected (referral may be to

Exhibit 10.6.9
ii. The contractor shall implement plans for corrective action with those identified PCPs that describe interventions to be taken to identify and correct deficiencies and impediments to the screening and how the effectiveness of its interventions will be measured.
e. On a quarterly basis, the contractor shall submit to DMAHS a report of all lead-burdened children who are receiving treatment and case management services.
4.2.6.B.7.f. Lead Case Management Program. The contractor shall establish a Lead Case Management Program (LCMP) and have written policies and procedures for the enrollment of children with blood lead levels ≥10 µg/dl and other contractor enrollees who are members of the same household and who are between six months and six years of age, into the contractor’s LCMP.
i. Lead Case Management shall consist of, at a minimum:
1) Follow-up of a child in need of lead screening, or who has been identified with an elevated blood lead level ≥10 µg/dl. At minimum follow-up shall include:
     A) For a child with an elevated blood lead level ≥10 µg/dl, the Plan’s LCM shall ascertain if the blood lead level has been confirmed by a venous blood determination. In the absence of confirmatory test results, the LCM will arrange for a test.
     B) For a child with a confirmed blood (venous) lead level of ≥10 µg/dl, the contractor’s LCM shall notify and provide to the local health department the child’s name, primary health provider’s name, the confirmed blood lead level, and any other pertinent information.
2) Education of the family about all aspects of lead hazard and toxicity. Materials shall explain the sources of lead exposure, the consequences of elevated blood levels, preventative measures, including housekeeping hygiene, and appropriate nutrition. The reasons why it is necessary to follow a prescribed medical regimen shall also be explained.
3) Communication among all interested parties.
4) Development of a written case management plan with the PCP and the child’s family and other interested parties. The case management plan shall be reviewed and updated on an ongoing basis.

Exhibit 10.6.9
5) Coordination of the various aspects of the affected child’s care, e.g., WIC, support groups, and community resources, and
6) Aggressively pursuing non-compliance with follow-up tests and appointments, and document these activities in the LCMP.
4.2.6.B.7.f.ii. Active case management may be discontinued if one of the following criteria has been met:
1) The child has one confirmed blood lead level <10 µg/dl drawn and all other children under the age of six years living in the household who are also contractor enrollees and who have been tested and their blood levels are <10 µg/dl, and the sources of lead have been identified and reduced, or
2) The family has been permanently relocated to a lead-safe house, or
3) The parent/guardian has given a written refusal of service, or
4) The LCM is unable to locate the child after a minimum of three documented attempts, using the assistance of County Board of Social Services, and the LHD. The child’s PCP will be notified in writing.
4.2.7 IMMUNIZATIONS
A. General. The contractor shall ensure that its providers furnish immunizations to its enrollees in accordance with the most current recommendations for vaccines and periodicity schedule of the Advisory Committee on Immunization Practices (ACIP) and any subsequent revision to the schedule as formally recommended by the ACIP, whether or not included as a contract amendment. To the extent possible, the State will provide copies of updated schedules and vaccine recommendations.

Exhibit 10.6.9
Need for an examination based on a Head Start referral if the enrollee has had an age-appropriate EPSDT examination (for infants) or an EPSDT examination (for children two (2) to five (5) years old) within six (6) months of the referral date.
9. Policies and Procedures for Head Start’s role in prevention activities or programs developed by the contractor.
B. The contractor shall evaluate referred Head Start patients to determine the need for treatment/therapies for problems identified by staff of those programs. The contractor/PCP shall be responsible for providing treatment and follow-up information for medically necessary care.
C. The contractor shall review referrals and provide appointments in accordance with Article 5.12. Denials of service requests or reduction in level of service only after an evaluation is completed, shall be in writing, following the requirements in Article 4.6.4.
SCHOOL-BASED YOUTH PROGRAMS
A. The contractor shall demonstrate to DMAHS that is has established a working linkage with school-based youth services programs (SBYSP) that meet credentialing and scope of service requirements for services offered by these programs which are covered MCE services. (See section B.4.6 of the Appendix~~ees fro a list of SBYSPs~~).
1. SBYSP service provision must meet MCE contract requirements, e.g., twenty-four (24)-hour coverage.
2. SBYSP employees must meet credentialing requirements.
B. Such working linkages shall include, at minimum, and exchange of information on the following:
1. Policies and procedures for referrals for routine, urgent and emergent care, and standing referrals.
2. Policies and procedures for scheduling appointments for routine and urgent care.
3. Policies and procedures for the exchange of information of SBYSP participants who are contractor enrollees.

Exhibit 10.6.9
4. Policies and procedures for follow-up and assuring the provision of health care services.
5. Policies and procedures for appealing denials of service and/or reductions in the level of service.

Exhibit 10.6.9
3. Care management systems to ensure all required services, as identified through a Complex Needs Assessment, are furnished on a timely basis, and that communication occurs between participating and nonparticipating providers (to the extent the latter are used). Articles 4.5.4 and 4.6.5 contain additional information on care managements.
4. Policies and procedures to allow for the continuation of existing relationships with non-participating providers, when appropriate providers are not available within network or it is otherwise considered by the contractor to be in the best medical interest of the enrollee with special needs. Articles 4.5.2D and 4.8.7G contain more specific standards for use of non-participating providers.
5. Methods to assure that access to all contractor-covered services, including transportation, is available for enrollees with special needs whose disabilities substantially impede activities of daily living. The contractor shall reasonably accommodate enrollees with disabilities and shall ensure that physical and communication barriers do not prohibit enrollees with disabilities from obtaining services from the contractor.
6. Services for enrollees with special needs must be provided in a manner responsive to the nature of a person’s disability/specific health care need and include adequate time for the provision of the service.
4.5.2.B. The contractor shall ensure that any new enrollee identified (either by the information on the ~~Medical Information form~~ Plan Selection Form at the time of enrollment or by contractor providers after enrollment) as having complex/chronic conditions receives immediate transition planning. The planning shall be completed within a timeframe appropriate to the enrollee’s condition, but in no case later than ten (10) business days from the effective date of enrollment when the ~~Medical Information form~~ Plan Selection Form has an indication of special health care needs or within thirty (30) days after special conditions are identified by a provider. This transition planning shall not constitute the IHCP described in Sections 4.5.4 and 4.6.5. Transition planning shall provide for a brief, interim plan to ensure uninterrupted services until a more detailed plan of care is developed. The transition planning process includes, but is not limited to:
1. Review of existing care plans.

Exhibit 10.6.9
2. Preparation of a transition plan that ensures continuous care during the transfer into the contractor’s network.
3. If durable medical equipment has been ordered prior to enrollment but not received by the time of enrollment, the contractor must coordinate and follow-through to ensure that the enrollee receives necessary equipment.
C. Outreach and Enrollment Staff. The contractor shall have outreach and enrollment staff who are trained to work with enrollees with special needs, are

Exhibit 10.6.9
4.5.4.B. Complex Needs Assessment. For enrollees with special needs, the contractor shall perform a Complex Needs Assessment no later than forty-five (45) days (or earlier, if urgent) from initial enrollment if special needs are indicated on the ~~Medical Information form~~ Plan Selection Form or from the point of identification of special needs. See 4.6.5 for a description of the CNA. Additional time will be permitted if the contractor demonstrates a good faith level of effort in developing the CNA, and the contractor has in place a continuum of care while assessment is being completed.
C. Experience and Caseload. Care managers for enrollees who require a higher level of care management will have the same role and responsibilities as the care manager for the lower intensity care management and additionally will address the complex intensive needs of the enrollee identified as being at “high risk” of adverse medical outcomes absent active intervention by the contractor. For example, a visually-impaired, insulin-dependent diabetic who requires frequent glucose monitoring, nutritional guidance, vision checks, and assistance in coordination with visits with multiple providers, therapeutic regimen, etc. The contractor shall provide intensive acute care services to treat individual with multiple complex conditions. The number of medical and social services required by an enrollee in this level of care management will generally be greater, thus the number of linkages to be created, maintained, and monitored, including the promotion of communication among providers and the consumer and of continuity of care, will be greater. The contractor shall provide these enrollees greater assistance with scheduling appointments/visits. The intensity and frequency of interaction with the enrollee and other members of the treatment team will also be greater. The care manager shall contact the enrollee bi-weekly or as needed.
1. At a minimum, the care manager for this level of care management shall include, but is not limited to, individual who hold current RN licenses with at least three (3) years experience serving enrollees with special needs or a graduate degree in social work with at least two (2) years experience serving enrollees with special needs.
2. The contractor shall ensure that the care manager’s caseload is adjusted, as needed, to accommodate the work and level of effort needed to meet the needs of the entire case mix of assigned enrollees including those determined to be high risk:
3. The contractor should include care managers with experience working with pediatric as well as adult enrollees with special needs.

Exhibit 10.6.9
D. IHCPs. The contractor through its care manager shall ensure that an Individual Health care Plan (IHCP) is developed and implemented as soon as possible, according to the circumstances of the enrollee. The contractor shall ensure the full participation and consent of the enrollee or, where applicable, authorized person and participation of the enrollee’s PCP, consultation with any specialists.

Exhibit 10.6.9
j. The review and approval of studies and responses to DMAHS concerning QM matters.
3. Enrollee Rights and Responsibilities. Shall include the right to the Medicaid Fair Hearing Process for Medicaid enrollees.
4. Medical Record standards shall address both Medical and Dental records. Records shall also contain notation of any cultural/linguistic needs of the enrollee.
5. Provider Credentialing. Before any provider may become part of the contractor’s network, that provider shall be credentialed by the contractor. The contractor must comply with N.J.A.C. 8:38C-1 et seq. and Standard IX of NJ modified QARI/QISMC (Section B.4.14 of the Appendices). Additionally, the contractor’s credentialing procedures shall include verification that providers and subcontractors have not been suspended, debarred, disqualified, terminated or otherwise excluded from Medicaid, Medicare, or any other federal or state health care program. The contractor shall obtain federal and State lists of suspended/debarred providers from the appropriate agencies.
6. Institutional and Agency Provider Credentialing. The contractor shall have written policies and procedures for the initial quality assessment of institutional and agency providers with which it intends to contract. At a minimum, such procedures shall include confirmation that a provider has been reviewed and approved by a recognized accrediting body and is in good standing with State and federal regulatory bodies. If a provider has not been approved by a recognized accrediting body, the contractor shall develop and implement standards of participation. For home health agency and hospice agency providers, the contractor shall verify that the providers are licensed and meet Medicare certification participation requirements.
7. Delegation/subcontracting of QAPI activities shall not relieve the contractor of its obligation to perform all QAPI functions. The contractor shall submit a written request and a plan for active oversight of the QAPI activities to DMAHS for review and approval prior to subcontracting/delegating any QAPI responsibilities.
4.6.1.C.8. Dental Service Coordinator. The contractor shall have on staff a Dental Service Coordinator who shall be responsible for:

Exhibit 10.6.9
a. Coordinating of all dental activities of the contractor;
b. Monitoring activities to review the performance of dental providers in their provision of health care to enrollees.
c. Responses to DMAHS concerning dental related QM matters; and
d. If the contractor contracts with a dental subcontractor, the contractor’s Dental Services Coordinator shall monitor vendor performance; provide direction to the dental subcontractor; ensure that decisions are made in a clinically appropriate and timely manner; and address dental issues at the contractor level.
4.6.2 QAPI ACTIVITIES
The contractor shall carry out the activities described in its QAPI. The contractor shall develop and submit to DMAHS annually an annual work plan of expected accomplishments which includes a schedule of clinical standards to be developed, medical care evaluations to be completed, and other key quality assurance activities to be completed. The contractor shall also prepare and submit to DMAHS an annual report on quality assurance activities which demonstrate the contractor’s accomplishments, compliance and/or deficiencies in meeting its previous year’s work plan and should include studies undertaken, subsequent actions, and aggregate data on utilization and clinical quality of medical care rendered.
The contractor’s quality assurance activities shall include, at a minimum:
A. Guidelines. The contractor shall develop guidelines that meet the requirements of 42 CFR 438 for the management of selected diagnoses and basic health maintenance, and shall distribute all standards, protocols, and guidelines to all providers and upon request to enrollees.
B. Treatment Protocols. The contractor may use treatment protocols, however, such protocols shall allow for adjustments based on the enrollee’s medical condition and contributing family and social factors.
C. Monitoring. The contractor shall have procedures for monitoring the quality and adequacy of medical care including: 1) assessing use of the distributed guidelines and 2) assessing possible under-treatment/under-utilization of services.
D. Focused Evaluations. The contractor shall have procedures for focused medical care evaluations to be employed when indicators suggest that quality may need to be studied. The contractor shall also have procedures for conducting problem-oriented clinical studies of individual care.

Exhibit 10.6.9
E. Follow-up. The contractor shall have procedures for prompt follow-up of reported problems and complaints involving quality care issues.
F. Reserved.

Exhibit 10.6.9
appropriate use of new medical technologies or new applications of established technologies including medical procedures, drugs, devices, assistive technology devices, and DME.
N. Informed Consent. The contractor is required and shall require all participating providers to comply with the informed consent forms and procedures for hysterectomy and sterilization as specified in 42 C.F.R. Part 441, Sub-part B, and shall include the annual audit for such compliance in its quality assurance reviews of participating providers. Copies of the forms are included in Section B.4.15 of the Appendices.
O. Continuity of Care. The contractor’s Quality Management Plan shall include a continuity of care system including a mechanism for tracking issues over time with an emphasis on improving health outcomes, as well as preventive services and maintenance of function for enrollees with special needs.
4.6.2.P. HEDIS. The contractor shall submit annually, on a date specified by the State, HEDIS 3.0 data or more updated version, aggregate population data as well as, if available, the contractor’s commercial and Medicare enrollment HEDIS data for its aggregate, enrolled commercial and Medicare population in the State or region (if these data are collected and reported to DHSS, a copy of the report should be submitted also to DMAHS) the following clinical indicator measures:

HEDIS	Report Period
Reporting Set Measures	by Contract Year

*Childhood Immunization Status	Annually
*Adolescent Immunization Status	Annually
*Well-Child visits in first 15 months of life	Annually
* Well-Child visits in the 3rd, 4th, 5th, and 6th year of life	annually
Adolescent Well-Care Visits	annually
*Prenatal and Postpartum care	annually
Breast Cancer Screening	annually
Cervical Cancer Screening	annually
*Use of Appropriate Medication for People with Asthma	annually
Comprehensive Diabetes Care	annually

Exhibit 10.6.9
~~Childhood & Adolescent Immunization~~ *NOTE: HEDIS data for NJ FamilyCare enrollees up to the age of 19 years must be reported separately.
Q. Quality Improvement Projects (QIPs). The contractor shall participate in QIPs defined annually by the State with input from the contractor. The State will, with input from the contractor and possibly other MCEs define measurable improvement goals and QIP-specific measures which shall serve as the focus for each QIP. The contractor shall be responsible for designing and implementing strategies for achieving each QIP’s objectives. At the beginning of each contract year the contractor shall present a plan for designing and implementing such strategies, which shall receive approval from the State prior to implementation.

Exhibit 10.6.9
2. Clinical performance measures on outcomes of care;
3. Maintenance and preventive services;
4. Enrollee experience and perceptions of service delivery; and
5. Access.
For MH/SA services provided to enrollees who are clients of DDD the contractor shall report MH/SA utilization data to its providers.
W. Member Satisfaction. The State will assess member satisfaction of contractor services by conducting surveys employing the Consumer Assessments of Health Plans Study (CAHPS) survey, or another survey instrument specified by the State. The survey shall be stratified to capture statistically significant results for all categories of New Jersey Care 2000+ enrollees including AFDC/TANF, DYFS, SSI and New Jersey Care Aged, Blind and Disabled, NJ FamilyCare, pregnant and parenting women, and racial and linguistic minorities. Sample size, sample selection, and implementation methodology shall be determined by the State, with contractor input, to assure comparability of results across State contractors.
The contractor shall fully cooperate with the State and the independent survey administrator such that final, analyzed survey results shall be available from the survey administrator to the State, in a format approved by the State, by a date specified by the State of each contract year. Within sixty (60) days of receipt of the final analyzed survey results sent to the contractor, it shall identify leading sources of enrollee dissatisfaction, specify additional measurement or intervention efforts developed to address enrollee dissatisfaction, and a timeline, subject to State approval, indicating when such activities will be completed. A status report on the additional measurement or intervention efforts shall be submitted to the State by a date specified by DMAHS. The contractor shall respond to and submit a corrective action to address and correct problems and deficiencies found through the survey.
If the contractor conducts a member satisfaction survey of its own, it shall send to DMAHS the results of the survey.
4.6.2.X. Enrollee Outreach and Education Assessment. The State will conduct a needs assessment to determine the areas of service provision that require additional enrollee outreach and education. The assessment will evaluate member understanding of the managed care system, ability to access

Exhibit 10.6.9
appropriate and needed services, effectiveness of enrollee communication methods, and areas of difficulty for enrollees. The assessment will comprise various informal enrollee surveys conducted by the State throughout the year. The surveys may be conducted in person, by telephone, mail or other means, and will ascertain information on areas that require additional enrollee outreach and education by the State and/or the contractor. The contractor shall cooperate with the State in identifying target groups to survey, topics and materials to survey, and opportunities for revised and/or additional enrollee outreach and education activities as a result of the surveys.
The State shall not divulge the names or other identifying information of those surveyed to the contractor or any other party except in the case where an enrollee gives permission to the State to be contacted for assistance with a stated question or problem. The State will annually summarize and provide to the contractor, its findings and recommendations for future enrollee outreach and education activities.
~~X. Focus Groups. The State will annually conduct four focus groups with enrolled populations identified by the State and communicated in writing to the contractor. Objectives for the focus groups will be collaboratively developed by the State and the contractor. For the first contract year, two focus groups each will be conducted with enrollees who have communication affecting disorders and with enrollees who are elderly.~~
~~Focus groups results will be reported by the State. The contractor shall identify opportunities for improvement identified through the focus groups, specify additional measurement or intervention efforts developed to address the opportunities for improvement, and a timeline, subject to State approval., indicating when such activities will be completed. A status report on the additional measurement or intervention efforts shall be submitted annually to the State by a date specified by DMAHS.~~
Y. ERO. Other “areas of concern” shall be monitored through the external review process. The External Review Organization (ERO) shall, in its monitoring activities, validate the contractor’s protocols, sampling, and review methodologies.
Z. Community /Health Education Advisory Committee. The contractor shall establish and maintain a community advisory committee, consisting of persons being served by the contractor, including

Exhibit 10.6.9
enrollees or authorized persons, individual and providers with knowledge of and experience with serving elderly people or people with disabilities; and representatives from community agencies that do not provide contractor-covered services but are important to the health and well-being of members. The committee shall meet at least quarterly and its input and recommendations shall be employed to inform and direct contractor quality management activities and policy and operations changes. The DMAHS shall conduct on-site review of the membership of this committee, as well as the committee’s activities throughout the year.
AA. Provider Advisory Committee. The contractor shall establish and maintain a provider advisory committee, consisting of providers contracting with the contractor to serve enrollees. At least two providers on the committee shall maintain practices that predominantly serve Medicaid beneficiaries and other indigent populations. In addition to at least one other practicing provider on the committee who has experience and expertise in serving enrollees with special needs. The committee shall meet at least quarterly and its input and recommendations shall be employed to inform and direct contractor quality management activities and policy and operations changes. The DMAHS shall conduct on-site review of the membership of this committee, as well as the committee’s activities throughout the year.
4.6.2.AA.1. The contractor shall have a Dental Affairs Advisory subcommittee to give participating dental providers the opportunity to provide input to the HMO in improving dental screening performance rates and quality of care.
4.6.3 REFERRAL SYSTEMS
A. The contractor shall have a system whereby enrollees needing specialty medical and dental care will be referred timely and appropriately. The system shall address authorization for specific services with specific limits or authorization of treatment and management of a case when medically indicated (e.g., treatment of a terminally ill cancer patient requiring significant specialist care). The contractor shall maintain and submit a flow chart accurately describing the contractor’s referral system, including the title of the person(s) responsible for approving referrals. The following items shall be contained within the referral system:
1. Procedures for recording and tracking each authorized referral.
2. Documentation and assurance of completion of referrals.

Exhibit 10.6.9
3. Policies and procedures for identifying and rescheduling broken referral appointments with the providers and/or contractor as appropriate (e.g., EPSDT services).
4. Policies and procedures for accepting, resolving, and responding to verbal and written enrollee requests for referrals made to the PCP and/or contractor as appropriate. Such requests shall be logged and documented. Requests that cannot be decided upon immediately shall be responded to in writing no later than five (5) business days from the date of receipt of the request (with a call made to the enrollee on final disposition) and postmarked the next day.
5. Policies and procedure for proper notification of the enrollee and where applicable, authorized person, the enrollee’s provider, and the enrollee’s care manager, including notice of right to appeal and/or right to request a second opinion when services are denied.
6. A referral form which can be given to the enrollee or, where applicable, an authorized person to take a specialist.
7. Referral form mailed, faxed, or sent by electronic means directly to the referral provider.

Exhibit 10.6.9
d. The action taken or intended to be taken by the contractor on the request for prior authorization and the reason for such action including clinical rationale and the underlying contractual basis or Medicaid authority;
e. The name and address of the contractor;
f. Notice of internal (contractor) appeal rights and instructions on how to initiate such appeal;
g. Notice of the availability, upon request, of the clinical review criteria relied upon to make the determination;
h. the notice to the enrollee shall inform the enrollee that he or she may file an appeal concerning the contractor’s action using the contractor’s appeal procedure prior to or concurrent with the initiation of the State hearing process.
i. The contractor shall notify enrollees, and/or authorized persons within the time frames set forth in this contract and in 42 CFR 438.404(c);
j. The enrollee’s right to have benefits continue (see Article 4.6.4C) pending resolution of the appeal and how to request that benefits be continued.
9. In no instance shall the contractor apply prior authorization requirements and utilization controls that effectively withhold or limit medically necessary services, or establish prior authorization requirements and utilization controls that would result in a reduced scope of benefits for any enrollee.
4.6.4C. Appeal Process of UM Determinations. The contractor shall have policies and procedures for the appeal of utilization management determinations and similar determinations. In the case of an enrollee who was receiving a ~~covered~~ service (from the contractor, another contractor, or the Medicaid Fee-for-Service program) prior to the determination, the contractor shall continue to provide the same level of service while the determination is in appeal. However, the contractor may require the enrollee to receive the service from within the contractor’s provider network, if equivalent care can be provided within network.
1. The contractor shall provide that an enrollee, and any provider acting on behalf of the enrollee with the enrollee’s consent (enrollee’s consent shall not be require in the case of a deceased patient, or when an enrollee has relocated and cannot be found), may appeal any UM decision resulting in a denial, termination, or other limitation in the coverage of and access to health care services in accordance with this contract and as defined in C.2.

Exhibit 10.6.9
4.6.4.G.6. Continuation of benefits. The MCO shall continue the enrollee’s benefits if —
a. the enrollee or the provider files the appeal timely;
b. the appeal involves the termination suspension, or reduction of a previously authorized course of treatment;
c. The services were ordered by an authorized provider (i.e. a network provider); and
d. the original period covered by the original authorization has not expired, unless inadequate notice was given to allow an enrollee a timely appeal.
7. Duration of continued or reinstated benefits. The contractor shall continue the enrollee’s benefits while an appeal is pending. The benefits must be continued until one of the following occurs:
a. the enrollee withdraws the appeal,
b. Ten days pass after the contractor mails the notice, providing the resolution of the appeal against the enrollee, unless the enrollee, within the 10-day timeframe has requested a State fair hearing with continuation of benefits until a State fair hearing decision is reached.
c. A State fair hearing Office issues a hearing decision adverse to the enrollee.
d. The time period or service limits of a previously authorized service has been met.
8. Effectuation of reversed appeal resolutions.
a. Services not furnished while the appeal is pending. If the contractor or the State fair hearing officer reverses a decision to deny, limit or delay services that were not furnished while the appeal was pending, the contractor must authorize or provide the disputed services promptly, and as expeditiously as the enrollee’s health condition requires.
b. Services furnished while the appeal is pending. If the contractor or the State fair hearing officer reverses a decision to deny authorization of services, and the enrollee received the disputed services while the appeal was pending, the contractor must pay for those services, in accordance with this contract.
9. Expedited Resolution of Appeals. The contractor shall establish and maintain an expedited review process for appeals when the contractor determines (for a request from the enrollee) or the provider indicates (in making the request on the enrollee’s behalf or supporting the enrollee’s request) that taking the time for a standard resolution could seriously jeopardize the enrollee’s life or health or

Exhibit 10.6.9
ability to attain, maintain or regain maximum function.

Exhibit 10.6.9
C. The contractor hereby agrees to medical audits in accordance with the protocols for care specified in this contract, in accordance with medical community standards for care, and of the quality of car provided all enrollees, as may be required by appropriate regulatory agencies.
D. The contractor shall cooperate with DMAHS in carrying out the provisions of applicable statutes, regulations, and guidelines affecting the administration of this contract.
E. The contractor shall distribute to all subcontractors providing services to enrollees, informational materials approved by DMAHS that outlines the nature, scope, and requirements of this contract.
F. The contractor, with the prior written approval of DMAHS, shall print and distribute reporting forms and instructions, as necessary whenever such forms are required by this contract.
G. The contractor shall make available to DMAHS copies of all standards, protocols, manuals and other documents used to arrive at decisions on the provision of care to its DMAHS enrollees.
H. The contractor shall use appropriate clinicians to evaluate the clinical data, and must use multi-disciplinary teams to analyze and address systems issues.
I. contractor shall develop an incentive system for providers to assure submission of encounter data. At a minimum, the system shall include:
     1. Mandatory provider profiling that includes complete and timely submissions of encounter data. Contractor shall set specific requirements for profile elements based on data from encounter submissions.
     2. Contractor shall set up data submission requirements based on encounter data elements for which compliance performance will be both rewarded and/or sanctioned.
J. The contractor shall include in its quality management system reviews/audits which focus on the special dental needs of enrollees with developmental disabilities. Using encounter data reflecting the utilization of dental services and other data sources, the contractor shall measure clinical outcomes, have these outcomes evaluated by clinical experts; identify quality management tools to be applied; and recommend changes in clinical practices intended to improve the quality of dental care to enrollees with developmental disabilities.
4.7.1.K. The contractor shall produce reports of all PCPs in its network (regardless of panel size), who are treating children under 21 years old, that provide information to the PCPs of underutilization or no utilization of their enrollee panel members as compared to EPSDT utilization requirements.

Exhibit 10.6.9
4.7.2 EVALUATION AND REPORTING — CONTRACTOR RESPONSIBILITIES
A. The contractor shall collect data and report tot eh State its findings on the following:
1. Encounter Data: the contractor shall prepare and submit encounter data to DMAHS in accordance with Article 3.9.~~Instructions and formats for this report are specified in Section B.3.3 of the Appendices of this contract.~~
2. Grievance Reports: the contractor shall provide to DMAHS quarterly reports of all grievances in accordance with Articles 5.15 and the contractor’s approved grievance process included in this contract. See Section A.7.5 of the Appendices (Table 3).
3. Appointment Availability Studies: The contractor shall conduct a review of appointment availability and submit a report to DMAHS annually. The report must list the average time that enrollees wait for appointments to be scheduled in each of the following categories: baseline physical, routine, specialty, and urgent care appointments. DMAHS must approve the methodology for this review in advance in writing. The contractor shall assess the impact of appointment waiting times on the health status of enrollees with special needs.
4. Twenty-four (24) Hour Access Report: the contractor shall submit to DMAHS an annual report describing its twenty-four (24) hour access procedures for enrollees. The report must include the names and addresses of any answering services that the contractor uses to provide twenty-four (24) hour access.
5. The contractor shall submit to DMAHS, on a quarterly basis, the number of early discharges that pertain to hospital stays for newborns and mothers.
6. The contractor shall monitor, evaluate and submit an annual report to DMAHS on the incidence of HIV/AIDS patients, the impact of the contractor’s program to promote HIV prevention (Article 4.5.7), counseling, treatment and quality of life outcomes, mortality rates.
7. Additional Reports: The contractor shall prepare and submit such other reports as DMAHS may request. Unless otherwise required by law or regulation, DMAHS shall determine the timeframe for submission based on the nature of the report and give the contractor the opportunity to discuss and comment on the proposed requirements before the contractor is required to submit such additional reports.

Exhibit 10.6.9
understanding that the contractor may permit a more liberal, direct specialty access (See section 4.5.2) to a specific specialist for the explicit purpose of meeting those specific specialty service needs. The PCP shall in this case retain all responsibility for provision of primary care services and for overall coordination of care, including specialty care.
5. If the enrollees’ existing PCP is a participating provider in the contractor’s network, and if the enrollee wishes to retain the PCP, contractor shall ensure that the PCP is assigned, even if the PCP’s panel is otherwise closed at the time of the enrollee’s enrollment.
C. In addition to offering, at a minimum, a choice of two or more primary care physicians, the contractor shall also offer an enrollee, or where applicable, and authorized person the option of choosing a certified nurse midwife, certified nurse practitioner or clinical nurse specialist whose services must be provided within the scope of his/her license. The contractor shall submit to DMAHS for review a detailed description of the CNP/CNS’s responsibilities and health care delivery system within the contractor’s plan.
4.8.3 PROVIDER NETWORKFILE REQUIREMENTS
The contractor shall provide a certified [See appendix A.4.4 for form] provider network file monthly, to be reported ~~by hard copy and~~ electronically in a format and software application system determined by DMAHS that will include the names and addresses of every provider in the contractor’s network. The file shall be submitted electronically by the close of business on the fourth Monday of every month. This includes all contracted providers and required established relationships. It excludes all non-participating providers. The format for ~~computer diskette~~ electronic submission is found in Section A.4.1 of the Appendices.
A. The contractor shall provide the DMAHS a full network, monthly, ~~on computer diskette~~ electronically in accordance with the specifications provided in Section A.4.1 of the Appendices. The contractor shall phase-in use of HIPAA Taxonomy Specialty Codes with full implementation by January 2007. The network file shall include an indicator for new additions and deletions and shall include:
     1. Any and all changes in participating primary care providers, including, for example, additions, deletions, or closed panels, must be reported monthly to DMAHS.

Exhibit 10.6.9
     2. Any and all changes in participating physician specialists, health care providers, CNPs/CNSs, ancillary providers, and other subcontractors must be reported to DMAHS on a monthly basis.
     3. The contractor shall not allow enrollment freezes for any provider unless the same limitations apply to all non-Medicaid/NJ FamilyCare members as well, or contract capacity limits have been reached.

Exhibit 10.6.9
B. DMAHS review of provider network deficiencies will be conducted on a quarterly basis or more frequently as may be required.
C. The contractor shall provide the HBC with a full network on a monthly basis in accordance with the specifications found in Section A.4.1 of the Appendices. The electronic files shall be sent to DMAHS, and a hard copy to the DMAHS’ designee for distribution.
1. The contractor will receive an electronic “HMO Provider Network Response” file from the State in response to the monthly provider network file submitted to the State by the contractor. The file will contain the pre-existing Medicaid ID or the assigned pseudo-Medicaid ID for each network provider. This response file will contain the same fields and records submitted to the State by the contractor and the State will value the Medicaid or pseudo-Medicaid Provider ID field for each record. The contractor shall use the Medicaid or pseudo-Medicaid Provider IDs as a secondary identifier on all encounter data submitted to the State.
4.8.4 PROVIDER DIRECTORY REQUIREMENTS
The contractor shall prepare a provider director which shall be presented in the following manner. Fifty (50) copies of the provider directory, and any updates, shall be provided to the HBC, and ten (10) copies shall be provided to DMAHS at least every six months or within 30 days of an update.
A. Primary care providers who will serve enrollees listed by
•	County, by city by specialty

•	Provider name and degree; specialty board eligibility/certification status; office address(es) (actual street address); telephone number; fax number if available; office hours at each location; indicate if a provider services enrollees with disabilities and how to receive additional information such as type of disability; hospital affiliations, transportation availability; special appointment instructions if any; languages spoken; disability access; and any other pertinent information that would assist the enrollee in choosing a PCP.
B. Contracted specialists and ancillary services providers who will service enrollees Listed by county, by city, by physician specialty, by non-physician specialty, and by adult specialist and by pediatric specialist for those specialties indicated in Section 4.8.8.C.
C. Subcontractors

Exhibit 10.6.9
Contracting, as a consultant, or on a referral basis. Payment mechanism and rates shall be negotiated directly with the center.
C. The contractor shall include primary care providers experienced in caring for enrollees with special needs (See A.4.1 provider network file).
4.8.7.D. The contractor shall include providers who have knowledge and experience in identifying child abuse and neglect and should include Child Abuse Regional Diagnostic Centers (Section B.4.16 of the Appendix) or their equivalent through either direct contracting, as a consultant or on a referral basis. ~~A list of Child Abuse Regional Diagnostic Centers is in Section B.4.16 of the Appendices.~~
E. The contractor shall have a procedure by which an enrollee who needs ongoing care from a specialist may receive a standing referral to such specialist. If the contractor or the primary care provider in consultation with the contractor’s medical director and specialist, if any, determines that such a standing referral is appropriate, the organization shall make such a referral to a specialist. The contractor shall not be required to permit an enrollee to elect to have a non-participating specialist if a network provider of equivalent expertise is available. Such referral shall be pursuant to a treatment plan approved by the contractor in consultation with the primary care provider, the specialist, the care manager, and the enrollee, or , where applicable, authorized person. Such treatment plan may limit the number of visits or the period during which such visits are authorized and may require the specialist to provide the primary care provider with regular updates on the specialty care provided, as well as all necessary medical information.
F. The contractor shall have a procedure by which an enrollee as described in Articles 4.5.2.D may receive a referral to a specialist or specialty care center with expertise in treating such conditions in lieu of a traditional PCP.
G. If the contractor determines that it does not have a health care provider with appropriate training and experience in its panel or network to meet the particular health care needs of an enrollee, the contractor shall make a referral to an appropriate out-of-network provider, pursuant to a treatment plan approved by the contractor in consultation with the primary care provider, the non- contractor participating provider and the enrollee or where applicable, authorized person, at no additional cost

Exhibit 10.6.9
to the enrollee. The contractor shall provide for a review by a specialist of the same or similar specialty as the type of physician or provider to whom a referral is required before the contractor may deny a referral.
4.8.8 PROVIDER NETWORK REQUIREMENTS
Provider networks and all provider types within the network shall be reviewed on a county basis, i.e., must be located within the county except where indicated, (See also Section 4.8.8M.). The contractor shall monitor the capacity of each of its providers and decrease ratio limits as needed to maintain appointment availability standards.

Exhibit 10.6.9
F. The contractor shall also establish relationships with physician specialist and subspecialists [Non-Institutional file] through a contract, as a consultant, or on a referral basis for:
1. Dental Specialists — Required relationships for dental conditions that require specialists for
a. Prosthodontia
b. Endodontia
c. Periodontia
2. Pain Management
3. Medical Genetics
4. Developmental-Behavioral Pediatrics
G. Specialty Centers (Centers of excellence) shall be included in the network either through a contract, as a consultant, or on a referral basis [Institutional File].
1. Providers and health care facilities for the care and treatment of HIV/AID (~~list~~ of for available centers, ~~found in~~ see section B.4.13 of the ~~Appendices~~ Appendix).
2. Special Child Health services Network Agencies for:
a. Pediatric Ambulatory Tertiary Centers
b. Regional Cleft Lip/Palate Centers
c. Pediatric HIV Treatment Centers
d. Comprehensive Regional Sickly Cell/Hemoglobinpathies Treatment Centers
e. PKU Treatment Centers
f. Other as designated from time to time by the Department of Health and Senior Services.
3. Other
a. Genetic Testing and Counseling Centers
b. Hemophilia Treatment Centers
H. Other Specialty Centers/Providers [Institutional File]
Contractor should establish relationships with the following providers/centers on a consultant or referral basis.
1. Spinal bifida Centers/providers
2. Adult Scoliosis

Exhibit 10.6.9
3. Autism and Attention Deficits
4. Spinal Cord Injury
5. Lead Poisoning Treatment Centers
6. Child Abuse Regional Diagnostic Centers

Exhibit 10.6.9
family planning services outside the contractor’s provider network are not covered services
N. A description of the process for referral to specialty and ancillary care providers and second opinions;
O. An explanation of the reasons for which an enrollee may request a change of PCP, the process of effectuating that change, and the circumstances under which such a request may be denied;
P. The reasons and process by which provider may request an enrollee to change to a different PCP.
Q. An explanation of an enrollee’s rights to disenroll or transfer at any time for cause; disenroll or transfer in the first 90 days after the latter of the date the individual enrolled or the date they receive notice of enrollment and at least every twelve (12) months thereafter without cause and that the lock-in period does not apply to ABD, DDD or DYFS individuals;
R. Complaints and Grievances/Appeals
1. Procedures for resolving complaints, as approved by the DMAHS;
2. A description of the grievance/appeal procedures to be used to resolve disputes between a contractor and an enrollee, including: the name, title, or department, address, and telephone number of the person(s) responsible for assisting enrollees in grievance/appeal resolutions; the time frames and circumstances for expedited and standard grievances; the right to appeal a grievance determination and the procedures for filing such an appeal; the time frames and circumstances for expedited and standard appeals; the right to designate a representative; a notice that all disputes involving clinical decisions will be made by a qualified clinical personnel; and that all notices of determination will include information about the basis of the decision and further appeal rights, if any;
3. The contractor shall notify all enrollees in their primary language of their rights to file grievances and appeal grievance decisions by the contractor;
5.8.2.S. An explanation that in addition to the HMO Appeal process, Medicaid/NY FamilyCare Plan A enrollees, and Plans D and H enrollees with a program status code of 380, have the right to a Medicaid Fair Hearing (which must be requested withink20 days of the date of the adverse action) with DMAHS and the appeal process through the DHSS for Medicaid and NJ FamilyCare enrollees, including instructions on the procedures involved in making such a request;

Exhibit 10.6.9
specialized medical care over a prolonged period of time may request a specialist or specialty care center responsible for providing or coordinating the enrollee’s medical care and the procedure for requesting and obtaining such a specialist or access to the center;
HH. A notice of all appropriate mailing addresses and telephone numbers to be utilized by enrollees seeking information or authorization;
II. A notice of pharmacy Lock-In program and procedure:
JJ. An explanation of the time delay of thirty (30) to forty-five (45) days between the date of initial application and the effective date of enrollment; however, during this interim period, prospective Medicaid enrollees will continue to receive health care benefits under the regular fee-for-service Medicaid program or the HMO with which the person is currently enrolled. Enrollment is subject to verification of the applicant’s eligibility for the Medicaid program and New Jersey Care 2000+ enrollment; and the time delay of thirty (30) to forty five (45 days between the date of request for disenrollment and the effective date of disenrollment.
KK. An explanation of the appropriate uses of the Medicaid/NJ FamilyCare identification card and the contractor identification card. ;
LL. A notification, whenever applicable, that some primary care physicians may employ other health care practitioners, such as nurse practitioners or physician assistants, who may participate in the patient’s care;
MM. The enrollee’s or, where applicable, an authorized person’s signed authorization on the enrollment application allows release of medical records.
5.8.2.NN. Notification that the enrollees’ health ~~status survey~~ information on the Plan Selection Form will be sent to the contractor by the ~~enrollee~~ Health Benefits Coordinator.
OO. A notice that enrollment and disenrollment is subject to verification and approval by DMAHS;
PP. An explanation of procedures to follow if enrollees receive bills from providers of services, in or out of network;

Exhibit 10.6.9
QQ. An explanation of the enrollee’s financial responsibility for payment when services are provided by a health care provider who is not part of the contractor’s organization or when a procedure , treatment or service is not a covered health care benefit by the contractor and/or by Medicaid;

Exhibit 10.6.9
Person of the enrollee’s disenrollment rights at least sixty (60) days prior to the end of his/her twelve (12) — month enrollment period. The contractor shall notify the enrollee of the effective disenrollment date.
D. Release of Medical Records. The contractor shall transfer or facilitate the transfer of the medical record (or copies of the medical record) upon the enrollee’s or, where applicable, and authorized person’s request, to either the enrollee, to the receiving provider, or, in the case of a child eligible through the Division of Youth and Family Services, to a representative of the Division of Youth and Famaly Services or to an adoptive parent receiving subsidy through DYFS, at no charge, in a timely fashion, i.e., no later than ten days prior to the effective date of transfer. The contractor shall release medical records of the enrollee, and/or facilitate the release of medical records in the possession of participating providers as may be directed by DMAHS authorized personnel and other appropriate agencies of the State of New Jersey, or the federal government. Release of medical records shall be consistent with the provision of confidentiality as expressed in Article 7.40 of this contract and the provisions of 42 C.F.R. 431.300. For individual being served through the Division of Youth and Family Services, release of medical records must be in accordance with the provisions under JNSA 9:6-8.10a and 9:6-8:40 and consistent with the need to protect the individual’s confidentiality.
E. in the event the contract, or any portion thereof, is terminated, or expires, the contractor shall assist DMAHS in the transition of enrollees to other contractors. Such assistance and coordination shall include, but not belimited to, the forwarding of medical and other records and the facilitation and scheduling of medically necessary appointments for care and services. The cost of reproducing and forwarding medical charts and other materials shall be borne by the contractor. Contractor shall be responsible for providing all reports set forth in this contract. The contractor shall make provision for continuing all management and administrative services until the transition of enrollees is completed and all other requirements of this contract are satisfied. The contractor shall be responsible for the following:
1. Identification and transition of chronically ill, high risk and hospitalized enrollees, and enrollees in their last four weeks of pregnancy.
2. Transfer of requested medical records.

Exhibit 10.6.9
5.10.2 DISENROLLMENT FROM THE CONTRACTOR’S PLAN AT THE ENROLLEE’S REQUEST
A. An individual enrolled in a contractor’s plan may be subject to the enrollment Lock-in period provided for in this Article. The enrollment Lock-In provision does not apply to SSI and New Jersey Care ABD individual, clients of DD or to individuals eligible to participate through the Division of Youth and Family Services.
1. ~~An~~ Medicaid and NJ FamilyCare Plan A enrollees are subject to the enrollment Lock In period and may initiate disenrollment or transfer for any reason during the first ninety days after the latter of the date the individual is enrolled or the date they receive notice of enrollment with a new contractor and at least every twelve (12) months thereafter without cause. NJ FamilyCare Plans B, C, D, and H enrollees will be subject to a twelve (12) month Lock In period.
a. The period during which an individual has the right to disenroll from the contractor’s plan without cause applies to an individual’s initial period of enrollment with the contractor. If that individual chooses to re-enroll with the contractor, his/her initial date of enrollment with the contractor will apply.
b. Upon automatic re-enrollment of an individual who is disenrolled solely because he or she loses Medicaid eligibility for a period of 2 months or less, if the temporary loss of Medicaid eligibility has caused the individual to miss the annual disenrollment opportunity.
2. An enrollee subject to the Lock in Period may initiate disenrollment for good cause at any time
a. Good cause reasons for disenrollment or transfer shall include unless otherwise defined by DMAHS:
i. Failure of the contractor to provide services including physical access to the enrollee in accordance with the terms of this contract;
ii. Enrollee has filed a grievance/appeal with the contractor pursuant to the applicable grievance/appeal procedure and has not received a response within the specified time period stated herein, or in a shorter time period required by federal law;
iii. Documented grievance/appeal by the enrollee against the contractor’s plan without satisfaction.
iv. Enrollee is subject to enrollment exemption as set forth in Article 5.3.2. If an exemption situation exists within the contractor’s plan but another contractor can accommodate the individual’s needs, a transfer may be granted.

Exhibit 10.6.9
6. Expected timeframes for disposition of grievances/appeals in accordance with NJAC8:38 et seq. and 42 CFR 438.408
7. Extensions of the grievance/appeal process if needed and time frames in accordance with 5.15.2.B.8 Fair hearing procedures including the Medicaid enrollee’s right to ~~access the~~ also file for a Medicaid Fair Hearing ~~process at any time~~ in addition to the HMO appeal to request resolution of a grievance/appeal
9. DHSS process for use of Independent Utilization Review Organization (IURO)
C. A description of the process under which an enrollee may file an appeal shall include at a minimum:
1. Title of person responsible for processing appeal
2. Title of person(s) responsible for resolution of appeal
3. Time deadlines for notifying enrollee of appeal resolution
4. The right to request a Medicaid Fair Hearing/DHSS IURO processes where applicable to specific enrollee eligibility categories
5.15.3 GRIEVANCE/APPEAL PROCEDURES
A. Availability. The contractor’s grievance/appeal procedure shall be available to all enrollees, or where applicable, an authorized person or permit a provider acting on behalf of an enrollee and with the enrollee’s consent. The procedure shall assure that grievance/appeals may be filed verbally directly wit the contractor.
B. The grievance/appeal procedure shall be in accordance with NJAC 8:38 et seq. and 42 CFR 438.438 subpart F.
C. DMAHS shall have the right to submit comments to the contractor regarding the merits or suggested resolution of any grievance/appeal.
By the fifteenth of every month the contractor shall submit electronically reports of all UM and non-UM enrollee grievance/appeal requests and dispositions directly to the DMAHS on the database format provided by DMAHS. The information submitted to DMAHS shall include information for the reporting month and all open cases to date and indicate the enrollee’s name, Medicaid/NJ FamilyCare number, date of birth, age, eligibility category, as well as the date of the grievance/appeal, resolution and the date of resolution.

Exhibit 10.6.9
D. Time limits to File. The contractor may provide reasonable time limits within which enrollees must file grievance/appeals, but such time period shall not e less than sixty (60) days and not to exceed 90 days from the date of the contractor’s notice of action. ~~(Within that timeframe, the enrollee may file an appeal or request a State fair hearing).~~ In the case of a Medicaid Fair Hearing, the enrollee must file a request within 20 days of the adverse action.
5.15.4 PROCESSING GRIEVANCES/APPEALS
A. Staffing. The contractor shall have an adequate number of staff to receive and assist with enrollee grievance/appeals by phone, in person and by mail. All staff involved in the receipt, investigation and resolution of complaints shall be trained on the contractor’s policies and procedures and shall treat all enrollees with dignity and respect.
B. grievance/appeal Forms. If the contractor uses a grievance/appeal form, the contractor must make available written grievance/appeal forms in the enrollee’s primary language in accordance with the multilingual definition. Such forms shall be readily available through the contractor upon request by telephone or in writing. The contractor shall mail the form within five (5) work days of receiving a telephone or written request. The contract shall permit grievance/appeals to be filed in writing, either on the contractor’s form ir in any other written format, by fax, or verbally. For appeals, an oral filing must be followed with a written, signed appeal except when the request is for expedited translation service to translate grievance/appeal forms in an enrollee’s primary language in order to meet the timeframes of this contract provision. A copy of the translated form shall be sent to DMAHS for post review.
C. Confidentiality. The contractor shall have written policies and procedures to assure enrollee confidentiality and reasonable privacy throughout the complaint and grievance/appeal process.
D. Non — Discrimination. The contractor shall have written policies to assure that the contractor or any provider or agent of the contractor shall not discriminate against an enrollee or attempt to disenrolll an enrollee for filing a complaint or grievance/appeal against the contractor.
E. Documentation. Upon receipt of a grievance/appeal, the contractor’s staff shall record the date of receipt, a written summary of the problem, the response given, the resolution effected, if any, and the department or staff personnel to whom the grievance/appeal has been routed. See article 5.15.5 for further information on records maintenance.
F. Tracking System. The contractor shall maintain a separate complaint log as well as a grievance/appeal tracking and resolution for Medicaid/NJ

Exhibit 10.6.9
Commission, percentage, brokerage or contingent fee, except bona fide employees or bona fide established commercial or selling agencies maintained by the contractor for the purpose of securing business. The penalty for breach or violation of this provision may result in termination of the contract without the State being liable for damages, cost and/or attorney fees or, in the Department’s discretion, a deduction from the contract price or consideration the full amount of such commission, percentage, brokerage or contingent fee.
K. MacBride Principles. The contractor shall comply with the MacBride principles of nondiscrimination in employment and have no business operations in Northern Ireland as set forth in NJSA 52:34-12.1.
L. Ownership of Documents. All documents and records, regardless of form, prepared by the contractor in fulfillment of the contract shall be submitted to the State and shall become the property of the State
M. Publicity. Publicity and/or public announcements pertaining to the project shall be approved by the State prior to release. See Article 5.16 regarding Marketing
N. Taxes. Contractor shall maintain and produce to the Department upon request, proof that all appropriate federal and State taxes are paid.
7.3 STAFFING
In addition to complying with the specific administrative requirements specified in Articles Two through Six and Eight, the contractor shall adhere to the standards delineated below:
A. The contractor shall have in place the organization, management and administrative systems necessary to fulfill all contractual arrangements. The contractor shall demonstrate to DMAHS’ satisfaction that it has the necessary staffing, by function and qualifications, to fulfill its obligations under this contract which include at a minimum:
•	A designated administrative liaison for the Medicaid/NJ FamilyCare contract who shall be the main point of contact responsible for coordinating all administrative activities for this contract (“contractor’s Representative”; See also Article 7.5 below)

•	A medical director who shall be a New Jersey licensed physician (M.D. or D.O).

•	A dental service coordinator

•	Financial Officer(s) or accounting and budgeting officer

Exhibit 10.6.9
Liquidated Damages:
If the contractor does not provide or perform the requirement within fifteen (15) business days of the written notice, or longer if allowed by the Department, or through an approved corrective action plan, the Department may impose liquidated damages of $250 per requirement per day for each day the requirement continues not to be provided or performed. If after fifteen (15) additional days from the date the Department imposes liquidated damages, the requirement has still not been provided or performed, the Department, after written notice to the contractor, may increase the liquidated damages to $500 per requirement per day for each day the requirement continues to be unprovided or unperformed.
7.16.3 TIMELY REPORTING REQUIREMENTS
The contractor shall produce and deliver timely reports within the specified timeframes and descriptions in the contract including information required by the ERO. Reports shall be produced and delivered on both a scheduled and mutually agreed upon on-request basis according to the schedule established by DMAHS.
Liquidated Damages:
For each late report, the Department may impose liquidated damages of $250 per report per day until the report is provided. For any late report that is not delivered after thirty (30) days or such longer period as the Department shall allow, the Department, after written notice, shall have the right to increase the liquidated damages to $500 per day per report until the report is provided.
7.16.4 ACCURATE REPORTING REQUIREMENTS
Every report due the State shall contain sufficient and accurate information and in the approved media format to fulfill the State’s purpose for which the report was generated.
If the Department imposes liquidated damages, it shall give the contractor written notice of a report that is either insufficient or in accurate and that liquidated damages will be assessed accordingly. After such notice, the contractor shall have fifteen (15) business days, or such longer period as the Department may allow, to correct the report.
Encounter data shall be accurate and complete, i.e., have not missing encounters or required data elements, and shall have no more than 5% edit errors.

Exhibit 10.6.9
Liquidated Damages:
If the contractor fails to correct the report within the fifteen (15) business days, or such longer period as the Department may allow, the Department shall have the right to impose liquidated damages of $250 per day per report until the corrected report is delivered. If the report remains uncorrected for more than thirty (30) days from the date liquidated damages are imposed, the Department, after written notice, shall have the right to increase the liquidated damages assessment to $500 per day per report until the report is corrected.
The State will use encounter data completeness benchmarks to identify areas where encounter data appear to have been underreported. These benchmarks will be periodically revised to ensure that they are reasonable, and accurately reflect minimum reporting expectations. If the contractor falls outside of encounter data completeness benchmarks for any Managed Care Category of Service, the contractor will be notified that reporting deficiencies may have occurred for specified date ranges. In this event, the State may require documentation regarding the potential deficiency and/or a plan of corrective action from the contractor . If the contractor is unable to demonstrate that encounter data reports are complete, the State will conduct reviews of medical records, or utilize other means to determine reporting compliance. The State reserves the right to consider utilization rates reported via encounter data in the process of calculating capitation rates. Additionally the State reserves the right to reconsider the use of the benchmarks to measure reporting completeness.
In addition to conducting routine monitoring, the DMAHS will conduct, on a calendar year basis, annual reviews of encounter data to determine compliance performance. Encounter data will be reviewed for missing or omitted encounter data and for pending encounters or edit errors. An amount of $1 may be assessed for each missing or omitted encounter. Id addition, $1 per encounter or encounter data element may be assessed for any pending encounter or error that is not corrected and returned to DMAHS within thirty (30) days after notification by DMAHS that the data are incomplete or incorrect. The Department shall have the right to calculate the total number of missing or omitted encounters and encounter data by extrapolating from a sample of missing or omitted encounters and encounter data.

Exhibit 10.6.9
7.16.5 TIMELY PAYMENTS TO MEDICAL PROVIDERS
The contractor shall process claims in accordance with New Jersey laws and regulations and shall be subject to damages pursuant to such laws and regulations. In addition, pursuant to this contract the Department may assess liquidated damages if the contractor does not process (pay or deny) claims within the following timeframes: ninety (90) percent of all claims (the totality of claims received whether contested or uncontested) submitted manually by medical providers within thirty (30) days of receipt; ninety (90) percent of all claims filed electronically within forty (40) days of receipt; ninety-nine (99) percent of all claims , whether submitted electronically or manually, within sixty (60) days of receipt; and one hundred (100) percent of all claims within ninety (90) days of receipt. Claims processed for providers under investigation for fraud or abuse and claims suppressed pursuant to Article 8.9 (regarding PIPs) are not subject to these requirements.
The amount of time required to process a paid claim shall be computed in days by comparing the initial date of receipt with the check mailing date. The amount of time required to process a denied claim (whether all or part of the claim is denied) shall be computed in days by comparing the date of initial receipt with the denial notice mailing date. Claims processed during the quarter shall be reported in required categories through the Claims Lag report (see Section A.7.~~6~~21 of the Appendices (Tables 4A and B)). Table 4A shall be used to report claims submitted manually and Table 4B shall be used to report claims submitted electronically.

Exhibit 10.6.9
Liquidated Damages
Liquidated damages may be assessed if the contractor does not meet the above requirements on a quarterly basis. Based on the contractor-reported information n the claims lag report, the Department shall determine for each time period (thirty (30)/forty (40), sixty (60), and ninety (90) days) the actual percentage of claims processed (electronic and manual claims shall be added together). This number shall be subtracted from the percentage of claims the contractor should have processed in the particular time period. The difference shall be expressed in points. For example, if the contractor only processed eighty-eight (88) percent of manual claims within forty days, it shall be considered to be two (20 pointes short for that time period. The points that the contractor is short for each of the three time periods shall be added together. This sum shall then be multiplied times .0004 times the compensation received by the contractor during the quarter at issue to arrive at the liquidation damages amount.
No offset shall be given if a criterion is exceeded. DMAHS reserves the right to audit and/or request detail and validation of reported information. DMAHS shall have the right to accept or reject the contractor report and may substitute reports created by DMAHS if contractor fails to submit reports or the contractor’s reports are found to be unacceptable.
7.16.6 CONDITIONS FOR TERMINATION OF LIQUIDATED DAMAGES
Except as waived by the Contracting Officer, no liquidated damages imposed on the contractor shall be terminated or suspended until the contractor issues a written notice of correction to the Contracting Officer certifying the correction of condition(s) for which liquidated damages were imposed and until all contractor corrections have been subjected to system testing or other verification at the discretion of the Contracting Officer. Liquidated damages shall cease on the day of the contractor’s certification only if subsequent testing of the correction establishes that, indeed, the correction has been made in the manner and at the time certified to by the contractor.
A. the contractor shall provide the necessary system time to system test any correction the Contracting Officer deems necessary.

Exhibit 10.6.9
Iv Achievement of less than 30 percent lead screening rate: refund of $5 per enrollee for all enrollees under age 3 not screened.
b. Discretionary sanction. The DMAHS shall have the right to impose a financial or administrative sanction if the contractor’s performance screening rate is between sixty (60) and seventy (70) percent. The DMAHS, in its sole discretion, may impose a sanction after review of the contractor’s corrective action plan and ability to demonstrate good faith efforts to improve compliance.
7.16.7.B.2. Failure to achieve and maintain the required screening rate shall result in the Local Health Departments being permitted to screen the contractor’s pediatric members. The cost of these screening shall be paid by the DMAHS to the LHD, and the screening cost shall be deducted from the contractor’s capitation rate in addition to the damages imposed as a result of failure to achieve lead screening performance standards.
3. Mandatory sanctions may be offset when the contractor demonstrates improved compliance. The division, in is sole discretion, may reduce the sanction amount by $1 for each twelve (12) point improvement over prior reporting period performance rate. Offsets shall not reduce the financial sanction amount to below $1 per enrollee not screened.
C. The contractor must deomonstrate continuous quality improvement in achieving the performance standard for EPSDT and elad screenings as stated in Article 4. The Division shall, in its sole discretion, determine the appropriateness of v imposed corrective action and the imposition of any other financial or administrative sanction in addition to those set out above.
7.16.8 DEPARTMENT OF HEALTH AND HUMAN SERVICES CIVIL MONEY PENALITIES
7.16.8.1 FEDERAL STATUTES
Pursuant to 42 U.S.C§ 1396B(m)(5)(A), the Secretary of the Department of Health and Human Services may impose substantial monetary and/or criminal penalties on the contractor when the contractor:
A. fails to substantially provide an enrollee with required medically necessary items and services, required under law or under contract to be provided to an enrolled beneficiary, and the failure has adversely affected the enrollee or has substantial likelihood of adversely affecting the enrollees.

Exhibit 10.6.9
B. Imposes premiums or charges on enrollees in violation of this contract, which provides that no premiums, deductibles, co-payments or fees of any kind may be charged to Medicaid enrollees.

Exhibit 10.6.9
Quality assurance studies or projects; prospective, concurrent, and retrospective utilization reviews of inpatient hospital stays and denials of off-formulary drug requests.
7.26.F. the contractor shall prepare and submit to DMAHS quarterly reports to be submitted ~~reported~~ electronically (e.g., email) in report-ready form ~~by hard copy and diskette~~ in a format and software application system determined by DMAHS, containing summary information on the contractor’s operations for each quarter of the program. (See Section A.7 of the Appendices, Tables 1 though ~~21~~22. Exceptions — Tables 3A and 3B shall be submitted monthly by the fifteenth (15th ) of every month; Tables 5 and 7 shall be submitted annually). These reports shall be receive by DMAHS no later than forty-five (45) calendar days after the end of the quarter. ~~After a grace period of five (5) days, for each calendar day after a due date the DMAHS has not yet received at a prescribed location a report that fulfills the requirements of any one item, assessment for damages equal to one half month’s negotiated blended capitation rate that would normally be owed by the DMAHS to the contractor for one recipient shall be applied. The damages shall be applied as an offset to the subsequent payments to the contractor.~~
The contractor shall be responsible for continued reporting beyond the term of the contract because of lag time in submitting source documents by providers.
g. The contractor may submit encounter reports daily but must submit encounter reports at least quarterly . However, encounter reports will be processed by DMAHS’ fiscal agent no more frequently than monthly. All encounters shall be reported to DMAHS within seventy-five (75) days of the end of the quarter in which they are received by the contractor and within one year plus seventy-five days from the date of service.
H. The contractor shall annually and at the time changes are made report its staffing position including the names of supervisory personnel (Director level and above and the QM/UR personnel), organizational chart, and any position vacancies in tehse major areas.
I. DMAHS shall have the right to create additional reporting requirements at any time as they are required by applicable federal or State laws and regulations, as they exist or may hereafter be amended and incorporated into this contract.

Exhibit 10.6.9
J. Reports that shall be submitted on an annual or semi-annual basis, as specified in this contract, shall be due within sixty (60) days of the close of the reporting period, unless specified otherwise.
K. MCSA Paid Claims Reconciliation. On a quarterly basis, the contractor shall provide paid claims data, via an encounter data file or separate paid claims file, that meet the HIPAA format requirements for audit and reconciliation purposes.

Exhibit 10.6.9
The contractor shall provide documentation that demonstrates a 100% reconciliation of the amounts paid to the amounts billed to the DMAHS. The paid claims data shall include at a minimum, claim type, provider type, category of service, diagnosis code (5 digits), procedure/revenue code, Internal Control Number or Patient Account Number under HIPAA, provider ID, dates of services, that will allow the DMAHS to price claims in comparison to Medicaid fee schedules for evaluation purposes.
L. Encounter Data Submissions. The contractor shall cooperate with the DMAHS in its review of the status of encounter data submissions to determine needed improvements for accuracy and completeness of encounter data submissions. With the contract period beginning July 2005, the contractor will be subject to additional sanction if not in full compliance with encounter data submission standards.
7.27. FINANCIAL STATEMENTS
7.27.1 AUDITED FINANCIAL STATEMENTS (SAP BASIS)
A. Annual Audit. The contractor shall submit its audited annual financial statements prepared in accordance with Statutory Accounting Principles (SAP) certified by an independent public accountant no later than June 1 of each year, for the immediately preceding calendar year as well as for any company that is a financial guarantor for the contractor in accordance with NJSA 8:38-11.6.
B. Audit of Income Statements by Rate Cell Grouping ~~Costs~~
The contractor shall submit quarterly, reports found in Appendix, Section A in accordance with the “HMO Financial ~~Guide for~~ Reporting Manual for Medicaid/NJ FamilyCare Rate Cell Grouping Costs” (appendix, Section ~~B7.3~~A7.21). these reports shall be reviewed by an independent public accountant in accordance with the ~~standard “Agreed Upon Procedures”~~ procedures and for the cost categories that will be detailed by DMAHS on or before December 31 each year, to be effective the following July. (Appendix, Section BA).
The contractor shall require its independent public accountant to prepare a letter and report of finding which shall be submitted to DMAHS by June 1 of each year. Only the fourth quarter report (period October through December 31) of each calendar year will be subject to this ~~agreed upon procedures a~~ Audit of Income Statements by Rate Cell Grouping.

Exhibit 10.6.9
The contractor shall require its independent public accountant to explain any differences between the Statewide Income Statement by Rate Cell Grouping ~~Cost Reports~~ (Report 2 – Parts S1 through S3) and the annual audit statements in the letter.

Exhibit 10.6.9
4. Has been convicted for an offense that occurred after the date of the enactment of the Health Insurance Portability and Accountability Act of 1996 of a criminal offense consisting of a felony relating to the unlawful manufacture, distribution, prescription, or dispensing of a controlled substance.
7.38 FRAUD AND ABUSE
The contractor shall have arrangements and procedures that comply with all state and federal statutes and regulations, including 42 CFR 438.608 governing fraud and abuse requirements.
7.38.1 ENROLLEES
A. Policies and procedures. The contractor shall establish written policies and procedures for identifying potential enrollee fraud and abuse. Proven cases are to be referred to the Department for screening for advice and/or assistance on follow-up actions to be taken. Referrals are to be accompanied by all supporting case documentation.
B. Typical Cases. The most typical cases of fraud or abuse include but are not limited to: the alteration of an identification card for possible expansion of benefits, the loaning of an identification card to others; use of forged or altered prescriptions; and mis-utilization of services.
7.38.3 PROVIDERS
A. Policies and Procedures. The contractor shall establish written policies and procedures for identifying, investigating, and taking appropriate corrective action against fraud and abuse (as defined in 42 CFR§ 455.2) in the provision of health care services. The policies and procedures will include, at a minimum:
1. Written notification must be sent by the contractor to DMAHS within 5 business days of the contractor’s intent to conduct an investigation ~~or to recover funds~~ and approval must e obtained by the contractor from DMAHS prior to conducting the investigation or ~~attempting to recover funds~~. Details of potential investigations shall be provided to DMAHS and include the data elements in Section A72B of the Appendices. Representatives of the contractor may be required to present the case to DMAHS. DMAHS in consultation with the contractor will then determine the appropriate course of action to be taken.

Exhibit 10.6.9
Written notification must be sent by the contractor to DMAHS within five (50 business days of the contractor’s intent to recover fund, and approval must be obtained by the contractor from DMAHS prior to collection of those funds.
2. Incorporation of the use of claims and encounter data for detecting potential fraud and abuse of services.
3. A means to verify services were actually provided.
4. Reporting investigation results within twenty (20) business days to DMAHS.
5. Specifications of, and reports generated by, the contractor’s prepayment and postpayment surveillance and utilization review systems, including prepayment and postpayment edits.
B. Distinct Unit. The contractor shall establish a distinct fraud and abuse unit, solely dedicated to the detection and investigation of fraud and abuse by its New Jersey Medicaid/NJ FamilyCare beneficiaries and providers It shall be separate from the contractor’s utilization review and quality of care functions. The unit can either be part of the contractor’s corporate structure, or operate under contract with the contractor.
1. The unit shall be staffed with investigators who shall have at least one of the following: (1) a Bachelor’s degree; (2) an Associate’s degree plus a minimum of two years experience with health care related employment; (3) a minimum of four years experience with health care related employment; or (4) a minimum of five years of law enforcement experience. When approved by DMASH, the contractor shall be permitted to employ a limited number of specialist who shall possess unique qualifications by way of training, technical skill and/or experience to investigate and identify cases of fraud, but who lack the specific educational requirements set forth above to be investigators. The unit shall have an investigator to beneficiary ratio for the New Jersey Medicaid/NJ FamilyCare enrollment of at least one investigator per 60,000 or fewer New Jersey enrollees or a greater ratio as needed to meet the investigative demands. The requirement of at least on investigator per 60,000 or fewer New Jersey enrollees can be satisfied by the use of full-

Exhibit 10.6.9
time equivalents rather than dedicated investigators, but only if the contractor submits to DMAHS on a quarterly basis the statistics ask for in Section A.7.2 of the Appendix documenting that at least one full-time equivalent investigator per 60,000 or fewer enrollees is being devoted to DMAHS-related fraud and abuse cases.
2. Claims analysts who are reviewing claims specifically for trends of fraud and/or abuse can be counted toward the FTEs. However, reviewing claims primarily for quality of care may not be counted. Exclusive use of

Exhibit 10.6.9
8.4 MEDICAL COST RATIO
8.4.1 MEDICAL COST RATIO STANDARD
The contractor shall maintain direct medical expenditures for enrollees equal to or greater than eighty (80) percent of premiums paid in all forms from the State. This medical cost ratio (MCR) shall apply to annual periods from the contractor effective date (if the contract ends before the completion of an annual period, the MCR shall apply to that shorter period). The MCR shall be based on reports completed by the contractor and acceptable to the Department.
A. Direct Medical Expenditures. Direct medical expenditures are the incurred cots of providing direct care to enrollees for covered health care services as stated in Article 4.1 (Report on Table 19~~s 6a and 6b6~~). Costs related to information and materials for general education and outreach and/or administration are not considered direct medical expenditures.
Personnel costs are generally considered to be administrative in nature and must be reported as an administrative expense to Table 19~~s 6a and 6b6~~ (Income statement by Rate Cell Grouping ~~of Revenues and Expenses~~) on line ~~3029 for~~ (compensation). However, a portion of these costs may qualify as direct medical expenditures, subject to prior review and approval by the State. Those activities that the contractor expects to generate these costs must be specified and detailed in a Medical Cost Ratio-Direct Medical Expenditures Plan which must be reviewed and approved by the State. At the end of the reporting period, the contractor’s reporting shall be based only on the approved Medical Cost Ratio- Direct Medical Expenditures Plan. In order to consider these costs as Direct Medical Expenditures, the contractor must complete Table 6e, entitled “Allowable Direct Medical Expenditures,” which will be used by the State to determine the allowable portion of the costs. The allowable components of these personnel costs include the following activities:
1. Care Management. Allowable direct medical expenditures for care management include: 1) assessment(s) of an enrollee’s risk factors; and 2)development of Individual Health Care Plans. The costs of performing these two allowable components may be considered a direct medical expenditure for purposes of calculating MCR and must be reported on Table 6~~c~~.
2. The cost associated with the provision of a face-to-face home visit by the contractor’s clinical personnel for the purpose of medical education or anticipatory guidance can be considered a direct medical expenditure (Report on Table 6~~c~~.

Exhibit 10.6.9
3. Costs for activities required to achieve compliance standards for EPSDT participation, lead screening, and prenatal care as specified in Article IV may be considered direct medical expenditures. The contractor’s reporting shall be based only on the approved Medical Cost Ratio- Direct Medical Expenditures Plan (report on Table 6~~c~~).
Calculation of MCR. The calculation of MCR will be made using information submitted by each contractor on the quarterly reports — Income Statement by Rate Cell Grouping ~~of Revenues and Expenses~~ (Section A.7.~~8~~ 21 of the Appendices, (Tables ~~6a, 6b and 6c~~ 19)). The costs related to 8.4.1.A 1 -3 are to be reported on Table 6~~c~~ and the allowable amount will be added to the calculation of Medical and Hospital Expenses ~~(lines 28)~~ less Coordination of Benefits (COB) ~~(line 6)~~ and less reinsurance recoveries ~~(line 7)~~ will be divided by the sum of all applicable quarter of Medicaid/NJ FamilyCare premiums ~~(line 4)~~ to arrive at the ratio.
8.4.2 RESERVED
8.4.3 DAMAGES
The Department shall have the right to impose damages on a contractor that has failed to maintain an appropriate MCR. The damages shall be assessed when MCR is below 80% and an underexpenditure occurs. The formula for imposing damages follows:

ACTUAL MCR	1st OFFENSE	2ND OFFENSE

80% or above	NONE	NONE

78.00% — 79.99%	.15 times underexpenditure	.15 times underexpenditure

75.00 — 77.99%	.50 times underexpenditure	.50 times underexpenditure

74.99 or below	.90 times underexpenditure	.90 times underexpenditure
If the contractor fails to meet the MCR requirement and a penalty is applied, a plan of corrective action shall be required.

Exhibit 10.6.9
8.5 REGIONS, PREMIUM GROUPS, AND SPECIAL PAYMENT PROVISIONS
8.5.1 REGIONS
Capitation rates for DYFS NJ FamilyCare Plans B, C, and D and the non risk-adjusted rates for AIDS and clients of DD are statewide. Rates for all other premium groups are regional in each of the following regions:
•	Region 1: Bergen, Hudson, Hunterdon, Morris, Passaic, Somerset, Sussex, and Warren counties

•	Region 2: Essex, Union, Middlesex, and Mercer counties

•	Region 3: Altantic, Burlington, Camden, Cape May, Cumberland, Gloucester, Monmouth, Ocean, and Salem Counties
Contractors may contract for one or more regions but, except as provided in Article 2, may not contract for part of a region.
8.5.2 MAJOR PREMIUM GROUPS
The following is a list of the major premium groups. The individual rate groups (e.g. children under 2 years, etc.) with their respective rates are presented in the rates tables in the appendix.
8.5.2.1 AFDC/TANF, NJJC PREGNANT WOMEN, AND NJ FAMILYCARE PLAN A CHILDREN
This grouping includes capitation rates for Aid to Families with Dependent Children (AFDC)/Temporary Assistance for Needy Families (TANF), New Jersey Care Pregnant Woman and Children, and NJ FamilyCare Plan A children (includes individual under 21 in PSC 380), but excludes individual who have AIDS or are clients of DDD, as well as AFCD/TANF restricted alien individual over the age of 20.99 years old.
8.5.2.2 NJ FAMILYCARE PLANS B &C
This grouping includes capitation rates for NJ FamilyCare Plans B and C enrollees, excluding individuals with AIDS and/or DDD Clients.
8.5.2.3 NJ FamilyCare PLAN D CHILDREN
This grouping includes capitation rates for NJ FamilyCare Plan D children excluding individuals with AIDS.

Exhibit 10.6.9
8.5.2.4 NJ FamilyCare PLAN D PARENTS/CARETAKERS
This grouping includes capitation rates for NJ FamilyCare Plan D parents/caretakers, excluding individuals with AIDS, and restricted alien individuals, and include only enrollees 19 years of age or older.

Exhibit 10.6.9
8.5.4 SUPPLEMENTAL PAYMENT PER PREGNANCY OUTCOME (Not applicable to Plan H).
Because cost for pregnancy outcomes were not included in the capitation rates, the contractor shall be paid supplemental payments for pregnancy outcomes for all eligibility categories.
Payment for pregnancy outcome shall be a single, predetermined lump sum payment. This amount shall supplement the existing capitation rate paid. The Department will make a supplemental payment to contractors following pregnancy outcome. For purposes of this Article, pregnancy outcome shall mean each live birth, still birth or miscarriage occurring at the thirteenth (13th) or greater week of gestation. This supplemental payment shall reimburse the contractor for its inpatient hospital, antepartum, and postpartum costs incurred in connection with delivery. Costs for care of the baby for the first 60 days after the birth plus through the end of the month in which the 60th day falls are included (see Section 8.5.3). Regional payment shall be made by the State to the contractor based on submission of a financial summary report of hospital and/or birthing center claims paid for final pregnancy outcomes. No other services, in patient hospital or otherwise, rendered prior to final pregnancy outcome shall qualify or be payable for a maternity supplement.
The report shall be accompanied by a signed certification form and an electronic file to include:
1. Paid inpatient hospital/birthing center claims;
2. Name of mother;
3 Mothers Medicaid identification number;
4. Newborn’s name, if known;
5. Diagnosis and five-digit ICD-9 codes, including V-codes, specified by DMAHS, and
6. Place of service.
The contractor shall continue to submit encounter data that will document each paid claim reported on the financial summary report. The DMAHS will conduct a reconciliation of these paid claims utilizing encounter data.
8.5.5 PAYMENT FOR CERTAIN BLOOD CLOTTING FACTORS
The contractor shall be paid separately for factor VIII and IX blood clotting factors. Payment will be made by DMAHS to the contractor based on; 1) submission of appropriate encounter data; and 2) notification from the contractor to DMAHS within 12 months of the date of service of

Exhibit 10.6.9
identification of individual with factor VIII or IX hemophilia. Payment for these products will be lesser of 1)Average Wholesale Price (AWP) minus 12.5% and 2)rates paid by the contractor.
8.5.6 PAYMENT FOR HIV/AIDS DRUGS
The contractor shall be paid separately for protease inhibitors and other anti-retroviral agents (First Data Bank Specific Therapeutic Class Codes W5C, W5B, W5I, W5J, W5K, W5L, W5M, W5N). Payment for protease inhibitors shall be made by DMAHS to the contractor based on 1)submission of appropriate encounter data; and 2) notification from the contractor to DMAHS within 12 months of the date of service of identification of individuals with HIV/AIDS. Payment for these products will be the lesser of 1)Average Wholesale Price (AWP) minus 12.5% and 2) rates paid by the contractor.
Individuals eligible through NJ FamilyCare Plans A, B, C and only those Plan D enrollees with a program status code of 380 and all children groups shall receive protease inhibitors and other anti-retroviral agents under the contractor’s plan. All other individual eligible through NJ FamilyCare P with program status codes of 497-498, 300-301, 700-701, and 763, and all Plan H individuals shall receive protease inhibitors and other anti-retrovirals (First Date Bank Specific Therapeutic Class Codes W5C, W5B, W5I, W5J, W5K, W5L, W5M, and W5N) through Medicaid fee for service and/or the AIDS Drug Distribution Program (ADDP).
8.5.7 EPSDT INCENTIVE PAYMENT
     the contractor shall be paid separately, $10 for every documented encounter record for a contractor-approved EPSDT screening examination. The contractor shall be required to pass the $10 amount directly to screening provider.
The incentive payment shall be reimbursed for EPSDT encounter records submitted in accordance with 1) procedure codes specified by DMAHS, and 2) EPSDT periodicity schedule.
8.5.8 ~~ADMINISTRATIVE COSTS~~ RESERVED
~~The capitation rates, effective July 1, 2003 recognize costs for anticipated contractor administrative expenditures due to Balanced Budge Act regulations.~~
8.5.9 NJ FAMILYCARE PLAN H ADULTS

Exhibit 10.6.9
The contractor shall be paid an administrative fee for NJ FamilyCare Plan H adults without dependent children, and restricted alien parents excluding pregnant women as defined in Article One.
8.6 HEALTH BASED PAYMENT SYSTEM (HBPS) FOR THE ABD POPULATION WITHOUT MEDICARE
The DMAHS shall utilize a Health-Based Payment System (HBPS) for reimbursements for the ABD population without Medicare to recognize larger average health care costs and the greater dispersion around the average than other DMAHS populations. The contractor shall be reimbursed not only on the basis of the demographic cells into which individuals fall, but also on the basis of individual health status.

Exhibit 10.6.9
Number, date of accident/incident, nature of injury, name and address of enrollee’s legal representative, copies of pleadings, and nay other documents related to the action in the contractor’s possession or control. This shall include, but not limited to (for each service date on or subsequent to the date of the accident/incident), the name of the provider, practitioner or subcontractor, the enrollee’s diagnosis, the nature of the service provided to the enrollee, and the amount paid to the provider (or to a provider’s authorized subcontractor) by the contractor for each service. A form is available for this purpose and is included in Section A.8.2 of the Appendices.
8.7.H.3. The contractor shall notify the State within thirty (30) days of the date it becomes aware of the death of one of its Medicaid enrollees age fifty-five (55) or older, giving the enrollees full name, Social Security Number, Medicaid identification number, and the date of death. The State will then determine whether it can recover correctly paid Medicaid benefits from the enrollee’s estate. (See Appendix A.8.3, Estate Referral Form)
4. The contractor agrees to cooperate with the State’s efforts to maximize the collection of third party payments by providing to the State updates to the information required by this Article.
I. Enrollment Exclusions and Contractor Liability for the Costs of Care.
1. Any Medicaid beneficiary enrolled in or covered by either a Medicare or commercial HMO will not re enrolled by the contractor. The only exception to this exclusion from enrollment is when the contractor and the beneficiary’s Medicare/commercial HMO are the same. When beneficiaries are enrolled under this exception, appropriate reductions will be made in the State’s capitation payments to the contractor.
2. If the contractor and the Medicaid beneficiary’s Medicare or commercial HMO are the same, the contractor will be responsible for either:
a. Paying all cost-sharing expenses of the Medicaid beneficiary; or
b. Addressing cost sharing in the contracts with its providers in such a way that the Medicaid beneficiary is not liable for any cost sharing expenses, subject to the subarticle 3 below.

Exhibit 10.6.9
3. If a Medicaid beneficiary otherwise covered by the provisions of subarticle 2 above wishes to utilize a provider outside of the Medicare or commercial HMO’s network, the HMO’s rules apply. Failure to follow the HMO’s rules relieves both the contractor and the State of any liability for

Exhibit 10.6.9
A.3.1 ~~Monthly HMO Reconciliation Rile~~ Reserved
~~The following is submitted by the contractor to DMAHS fiscal agent.~~

Exhibit 10.6.9
4.
~~State of New Jersey~~
~~Department of Human Services~~
~~Division of Medical Assistance and Health Services~~
~~Office of Management Information Systems~~
~~File Layout~~

~~HMO Reconciliation File~~	~~Effective Date~~
~~File Name~~

~~Data Set Name~~	~~Record Size – Bytes~~	~~Block Size~~

~~Element~~	~~Field Name~~	~~Chars~~	~~Bytes~~	~~Bytes # rel to 1~~	~~Format~~	~~Cobol Picture~~	~~Description and/or Remarks~~
~~1~~	~~Medicaid Number~~	~~12~~	~~12~~	~~1-12~~	~~Num~~	~~9(12)~~	~~Enrollee’s Medicaid Number~~

~~2~~	~~Last Name~~	~~12~~	~~12~~	~~13-24~~	~~AN~~	~~X(12)~~	~~Enrollee’s Last Name~~

~~3~~	~~First Name~~	~~7~~	~~7~~	~~25-31~~	~~AN~~	~~X(7)~~	~~Enrollee’s First Name~~

~~4~~	~~DOB~~	~~8~~	~~8~~	~~32-39~~	~~Num~~	~~9(8)~~	~~Enrollee’s Date of Birth~~

~~5~~	~~SSN~~	~~9~~	~~9~~	~~40-48~~	~~An~~	~~X(9)~~	~~Enrollee’s Social Security No.~~

~~6~~	~~Effect Enrollee~~	~~8~~	~~8~~	~~49-56~~	~~Num~~	~~9(8)~~	~~Effective date of enrollment mmddyyyy format~~

~~7~~	~~Disenroll Date~~	~~8~~	~~8~~	~~57-64~~	~~Num~~	~~9(8)~~	~~Disenrollment Date mmddyyyy format~~

~~8~~	~~Filler~~	~~33~~	~~33~~	~~65-97~~	~~An~~	~~X(33)~~	~~As Needed/If Needed~~

~~9~~	~~Plan Code~~	~~3~~	~~3~~	~~98-100~~	~~An~~	~~X(3)~~	~~###(078-098)~~

~~Format: Num – Numeric~~

~~An – alpha numeric~~

~~PD = Packed Decimal~~

Exhibit 10.6.9

~~BI = Binary~~

Exhibit 10.6.9
ATTACHMENT A
New Jersey Department of Human Services, Division of Medical Assistance and Health Services, Office of Managed
Health Care
HMO Non-Institutional Provider Network File Specifications

			When
Field	Field Name	Size	Required	Definition	Example
1	Last Name	22	A	Individual Provider’s Surname; may include R. or III. Name of group or medical school is unacceptable	Jones, Jr.

2	First Name	15	A	Providers First Name. should include middle initial. Name of group or medical schools is unacceptable	Tom T.

3	SSN	9	A	Provider’s Social Security Number. Do not use hyphens or spaces	150999999

4	Tax ID	9	B	Provider’s Tax ID Number. Do not use hyphens or spaces	229999999

5	Degree	5	A	MD, DO, etc. Do not use periods	DO

6	Primary	1	A	Is this a primary care provider? (y Or N) Do not indicate Y for dental providers	Y

7	Practice Name	45	B	Name of Practice if different than provider’s last name	Jones Family Practice

8	Address 1	60	A	Place where services are rendered. Always start with street number if one is contained in the actual address of the practice. “Serving This Area” is not acceptable.	225 Main St

9	Address 2	30	B	Building Name, PO Box etc.	Suite 3

10	City	22	A	Proper Name for Municipality in which practice office is located. No abbreviations	South Orange

11	State	2	A	Two Character State Abbreviation, NJ or other with rare exceptions	NJ

12	Zip	5	A	5 digit zip code	08888

13	Phone	15	A	For service address, include Area Code, prefix, and Number No spaces or dashes.	6095882705

14	County	2	A	Two digit code for county in which office is actually located	07

15	Office Hours	60	A	List days and hours when patients can be seen at this site.	M9-5, T1-5, Th1-7

16	Specialty Code	3	A	See List. List only one per record	213

17	Age Restrictions	4	B	Speciality code in string field 16, 1st 2 = min age, 2nd 2 = max age, 0000 if none for a specialty. Omit if no specialty is limited	1234

18	Hosp Affl1	~~35~~5	B	Code for ~~H~~hospital where provider has admitting privileges. *required for physicians, podiatrists &Oral Surgeons.	~~Newark-Beth Israel~~ A1234

19	Hosp Affl2	~~35~~5	B	If more than One	A1234

20	Hosp Affl3	~~35~~5	B	If more than Two	A1234

21	Hosp Affl4	~~35~~5	B	If more than Three	A1234

Exhibit 10.6.9

			When
Field	Field Name	Size	Required	Definition	Example
22	Hosp Affl5	~~35~~5	B	If more than Four	A1234

23	Languages	10	A	Must be at least one, even if English; See code list. No spaces/commas/Slashes/Hyphens, etc	EFG9

24	Plan Code	3	1	Three digit plan code	099

25	Panel Status	1	A	O = Open, F = Frozen (no new patients)	O

26	Specialty Name	30	A	Show one narrative specialty name per record	Family Practice

27	Panel Capacity	4	B	Potential Number of Members: PCPs & General Dentists, should not exceed 1500 unless authorized by DMAHS	1500

28	Members Assigned	4	B	Actual number of Members Assigned; PCPs & Dentists	900

29	Record Type	3	B	a = addition of record to file (excludes d)
d = deletion of record from file (excludes a & c)
s = multiple listing of provider, unique specialty
l = multiple listing of provider, unique location
				Use all that apply. No commas. Spaces allowed.	s a

30	Date	10	A	Fill with date Network Update File or Application Network File was submitted to DMAHS mm/dd/yyyy	06/01/2000

31	Servicing County	4	B	If other than actual county; include a record for each county served. Out-of-county physicians may not be considered in applications except where specified in the contract

32	Total Hours	2	A	Total number of hours for record. Round down	20

33	Medicaid ID	7	A	Provider’s Medicaid assigned ID	1234567

34	Special Needs Indicator	5	A	Indicates provider has expertise serving specific populations. Use all OMHS special needs codes that apply to provider.

35	Handicapped Accessible	1	C	Use Y if facility is Handicapped Accessible

36	Taxonomy Coe	10	B	Health Care Provider Taxonomy Code	Alpha-Numeric according to instructions.

A = Always Required

B = Required When Applicable

C = Optional

Exhibit 10.6.9
ATTACHMENT B
NEW JERSEY DEPARTMENT of Human Services, Division of Medical Assistance and Health
Services,
Office of Managed Health Care
HMO Institutional Provider Network File Specifications

			When
Field	Field Name	Size	Required	Definition	Example
1	Provider Name	45	A		Doc’s Drugs

2	Provider Type	30	A		Pharmacy

3	Provider Tax ID	9	A	Provider’s Tax ID Number	22999999

4	Address 1	60	A	Always start with street number if one is contained in the actual address of the practice. “Serving This Area” is not acceptable.	22 Main St.

5	Address 2	30	B	Building Name, PO Box, Etc	Suite 3

6	City	22	A	Proper Name for Municipality in which practice office is located. No abbreviations	South Orange

7	State	2	A	Two Character State Abbreviation, NJ or other with rare exceptions	NJ

8	Zip	5	A	5 digit zip code	08888

9	Phone	15	A	For service address, include Area Code, prefix, and Number No spaces or dashes.	6095882705

10	County	2	A	Two digit code for county in which office is actually located	07

11	Plan Code	3	A	Three Digit Plan Code	099

12	Specialty Code	3	A	See Code List. Use one.	500

13	Servicing County	4	B	If other than actual county; Include a record for each county served. Out-of-county institutions may not be considered in application except where specified in the contract.

14	Date	10	A	Fill with date Network Update File or Application Network File was submitted to DMAHS mm/dd/yyyy	06/01/2000

15	Record Type	1	B	A = addition of record to file (excludes d) D = Deletion of record from file (excludes a)	a

16	Medicaid Id	7	B	Provider’s Medicaid assigned Id	1234567

17	Hospital Code	5	B	Unique Hospital Code	99999

18	Taxonomy code	10	B	Health care Provider Taxonomy Code	Alpha Numeric according to specifications.

A = Always required

B = Required when applicable

Exhibit 10.6.9
ATTACHMENT E
Hospital Code List

Hospital Name	County Location	Codes
Ancora Psychiatric Hospital	Atlantic	P0101
Atlantic City Medical Center — City Division	Atlantic	H0102
Atlantic City Medical Center — Mainland Division	Atlantic	H0103
Bacharach Institute for Rehabilitation	Atlantic	R0104
Shore Medical Hospital	Atlantic	H0105
William B. Kessler Memorial Hospital	Atlantic	R0106
Bergen Regional Medical Center	Bergen	H0201
Christian Health Care Center	Bergen	P0202
Englewood Hospital and Medical Center	Bergen	H0203
Hackensack University Medical Center	Bergen	H0204
Holy Name Hospital	Bergen	H0205
Kessler Institution for Rehabilitation — Kessler North	Bergen	R0206
Pascack Valley Hospital	Bergen	H0207
The Valley Hospital	Bergen	H0208
Lourdes Medical Center of Burlington County	Burlington	H0301
Deborah Heart and Lung Center	Burlington	S0302
Hampton Behavioral Health Center	Burlington	P0303
Marlton Rehabilitation Hospital	Burlington	R0304
Virtua Memorial Hospital Burlington	Burlington	H0305
Virtua-West Jersey Hospital Marlton	Burlington	H0306
Weisman Children’s Rehabilitation Hospital	Burlington	R0307
The Cooper Health System	Camden	H0401
Kennedy Memorial Hospital — UMC Cherry Hill	Camden	H0402
Kennedy Memorial Hospital — UMC Stratford	Camden	H0403
Our Lady of Lourdes Medical Center	Camden	H0404
Virtua West Jersey Hospital — Berlin	Camden	H0405
Virtua West Jersey Hospital — Voorhees	Camden	H0406
Burdette Tomlin Memorial Hospital	Cape May	H0501

Exhibit 10.6.9

Hospital Name	County Location	Codes
Rehabilitation Hospital of South Jersey	Cumberland	R0601
South Jersey Healthcare — Regional Medical Center	Cumberland	H0602
Clara Maas Medical Center	Essex	H0701
Columbus Hospital	Essex	H0702
East Orange General Hospital	Essex	H0703
Irvington General Hospital	Essex	H0704
Kessler Institution for Rehabilitation — Kessler East	Essex	R0705
Kessler Institution for Rehabilitation — Kessler West	Essex	R0706
Newark Beth Israel Medical Center	Essex	H0707
St. Barnabas Medical Center	Essex	H0708
St. James Hospital	Essex	H0709
St. Michael’s Medical Center	Essex	H0710
The Mountainside Hospital	Essex	H0711
UMDNJ — University Hospital	Essex	H0712
VA New Jersey Health care System — East Orange	Essex	V0713
Kennedy Memorial Hospitals — UMC Washington Township	Gloucester	H0801
Underwood Memorial Hospital	Gloucester	H0802
Bayonne Medical Center	Hudson	H0901
Christ Hospital	Hudson	H0902
Hudson County Meadowview Hospital	Hudson	P0903
Liberty Health Care System — Greenview Hospital Campus	Hudson	H0904
Liberty Health Care System — Jersey City Medical Center Campus	Hudson	H0905
Liberty Health Care System — Meadowlands Hospital Campus	Hudson	H0906
Palisades Medical Center — New York Presbyterian Health Care System	Hudson	H0907
St. Mary’s Hospital	Hudson	H0908
Hunterdown Medical Center	Hunterdon	H1001
Senator Garrett W Hagedorn Gero-Psychiatric Hospital	Hunterdon	P1002
Capital Health System — Fuld Campus	Mercer	H1101

Exhibit 10.6.9

Hospital Name	County Location	Codes
Capital Health System — Mercer Campus	Mercer	H1102
University Medical Center at Princeton	Mercer	H1103
Robert Wood Johnson University Hospital At Hamilton	Mercer	H1104
St. Francis Medical Center	Mercer	H1105
St. Lawrence Rehabilitation center	Mercer	R1106
Trenton Psychiatric Hospital	Mercer	P1107
JFK Medical Center	Middlesex	H1201
Raritan Bay Medical Center — Old Bridge	Middlesex	H1212
Raritan Bay Medical Center — Perth Amboy	Middlesex	H1203
Robert Wood Johnson University Hospital — New Brunswick	Middlesex	H1204
St. Peter’s University Hospital	Middlesex	H1205
JFK Johnson Rehabilitation Hospital	Middlesex	R1206
University Behavioral HealthCare	Middlesex	P1207
Bayshore Community Hospital	Monmouth	H1301
CentraState Healthcare System	Monmouth	H1302
Jersey Shore University Medical Center	Monmouth	H1303
Monmouth Medical Center	Monmouth	H1304
Riverview Medical Center	Monmouth	H1305
HEALTHSOUTH Rehabilitation Hospital at Tinton Falls	Monmouth	R1306
Chilton Memorial Hospital	Morris	H1401
Morristown Memorial Hospital	Morris	H1402
St. Clare’s Health Services — Denville	Morris	H1403
Greystone Park Psychiatric Hospital	Morris	P1404
Kessler Institute for Rehabilitation Corporation-Kessler Welkind	Morris	R1405
St. Clare’s Hospital Boonton Township	Morris	P1406
Community Medical Center	Ocean	H1501
Kimball Medical Center	Ocean	H1502
Meridian Health Ocean Medical Center	Ocean	H1503
Southern Ocean County Hospital	Ocean	H1504
HEALTHSOUTH Rehabilitation Hospital of Toms River	Ocean	H1505

Exhibit 10.6.9

Hospital Name	County Location	Codes
St. Barnabas Behavioral Health Network	Ocean	P1506
Barnert Hospital	Passaic	H1601
Passaic Beth Israel Regional Health Network	Passaic	H1602
St. Joseph’s Hospital and Medical Center — Paterson	Passaic	H1603
St. Joseph’s Wayne Hospital	Passaic	H1604
St. Mary’s Hospital Passaic	Passaic	H1605
South Jersey Healthcare — Elmer Hospital	Salem	H1701
The Memorial Hospital of Salem county	Salem	H1702
Carrier Clinic	Somerset	P1801
The Matheny School and Hospital	Somerset	S1802
Somerset Medical Center	Somerset	H1803
VA New Jersey Health Care System Lyons	Somerset	V1804
Newton Memorial Hospital	Sussex	H1901
St. Clare’s Hospital /Sussex	Sussex	H1902
Muhlenburg Regional Medical Center	Union	H2001
Overlook Hospital	Union	H2002
Robert Wood Johnson University Hospital at Rahway	Union	H2003
Trinitas Hospital Williamson Street Campus	Union	H2004
Union Hospital	Union	H2005
Children’s Specialized Hospital	Union	R2006
Runnells Specialized Hospital	Union	S2007
Summit Hospital	Union	P2008
Hackettstown Community Hospital	Warren	H2101
Warren Hospital	Warren	H2102

Exhibit 10.6.9

~~HOSPITAL NAME~~	~~COUNTY LOCATION~~	~~CODES~~
~~Ancora Psychiatric Hospital~~	~~Atlantic~~	~~P0101~~
~~Atlantic City Medical Center — City Division~~	~~Atlantic~~	~~H0102~~
~~Atlantic City Medical Center — Mainland Division~~	~~Atlantic~~	~~H0103~~
~~Bacharach Institute for Rehabilitation~~	~~Atlantic~~	~~R0104~~
~~Shore Medical Hospital~~	~~Atlantic~~	~~H0105~~
~~William B. Kessler Memorial Hospital~~	~~Atlantic~~	~~R0106~~
~~Bergen Regional Medical Center~~	~~Bergen~~	~~H0201~~
~~Christian Health Care Center~~	~~Bergen~~	~~P0202~~
~~Englewood Hospital and Medical Center~~	~~Bergen~~	~~H0203~~
~~Hackensack University Medical Center~~	~~Bergen~~	~~H0204~~
~~Holy Name Hospital~~ 	~~Bergen~~	~~H0205~~
~~Kessler Institution for Rehabilitation — Kessler North~~	~~Bergen~~	~~R0206~~
~~Pascack Valley Hospital~~ 	~~Bergen~~	~~H0207~~
~~Valley Health System — The Valley Hospital~~ 	~~Bergen~~	~~H0208~~
~~Lourdes Medical Center of Burlington County~~	~~Burlington~~	~~H0301~~
~~Deborah Heart and Lung Center~~	~~Burlington~~	~~S0302~~
~~Hampton Hospital~~	~~Burlington~~	~~P0303~~
~~Mediplex Rehabilitation Hospital~~ 	~~Burlington~~	~~R0304~~
~~Virtua Health — Virtua Memorial Hospital Burlington~~	~~Burlington~~	~~H0305~~
~~Virtua Health — Virtua West Jersey Hospital Marlton~~	~~Burlington~~	~~H0306~~
~~Voorhees Pediatric Rehabilitation Hospital~~ 	~~Burlington~~	~~R0307~~
~~The Cooper Health System~~	~~Camden~~ 	~~H0401~~
~~Kennedy Memorial Hospital- Cherry Hill~~	~~Camden~~ 	~~H0402~~
~~Kennedy Memorial Hospital- Stratford~~	~~Camden~~ 	~~H0403~~
~~Lourdes Health System-Our Lady of Lourdes Medical Center~~	~~Camden~~ 	~~H0404~~
~~Virtua West Jersey Hospital — Berlin~~	~~Camden~~ 	~~H0405~~
~~Virtua West Jersey Hospital — Voorhees~~	~~Camden~~ 	~~H0406~~
~~Burdette Tomlin Memorial Hospital~~ 	~~Cape May~~	~~H0501~~
~~South Jersey Health System- South Jersey Hospital Bridgeton~~ 	~~Cumerland~~	~~H0601~~

Exhibit 10.6.9

~~HOSPITAL NAME~~	~~COUNTY LOCATION~~	~~CODES~~
~~South Jersey Health system South Jersey Hospital - Vineland~~	~~Cumberland~~	~~H0602~~
~~Clara Maas Medical Center~~	~~Essex~~	~~H0701~~
~~Columbus Hospital~~	~~Essex~~	~~H0702~~
~~East Orange General Hospital~~	~~Essex~~	~~H0703~~
~~Hospital Center at Orange~~	~~Essex~~	~~H0704~~
~~Irvington General Hospital~~ 	~~Essex~~	~~H0705~~
~~Kessler Institution for Rehabilitation — Kessler East~~	~~Essex~~	~~R0706~~
~~Kessler Institution for Rehabilitation — Kessler West~~	~~Essex~~	~~R0707~~
~~Newark Beth Israel Medical Center~~ 	~~Essex~~	~~H0708~~
~~St. Barnabas Medical Center~~ 	~~Essex~~	~~H0709~~
~~St. James Hospital~~	~~Essex~~	~~H0710~~
~~St. Michael’s Medical Center~~ 	~~Essex~~	~~H0711~~
~~The Mountainside Hospital~~ 	~~Essex~~	~~H0712~~
~~UMDNJ — University Hospital~~ 	~~Essex~~	~~H0713~~
~~VA New Jersey Health care System — East Orange~~	~~Essex~~	~~V0714~~
~~Essex County Hospital Center~~	~~Essex~~	~~P0715~~
~~Kennedy Memorial Hospitals — UMC Washington Township~~	~~Gloucester~~	~~H0801~~
~~Underwood Memorial Hospital~~ 	~~Gloucester~~	~~H0802~~
~~Bayonne Medical Center~~ 	~~Hudson~~ 	~~H0901~~
~~Christ Hospital~~ 	~~Hudson~~ 	~~H0902~~
~~Liberty Health Care System — Greenview Hospital Campus~~	~~Hudson~~ 	~~H0903~~
~~Liberty Health Care System — Jersey City Medical Center Campus~~	~~Hudson~~ 	~~H0904~~
~~Liberty Health Care System — Meadowlands Hospital Campus~~	~~Hudson~~ 	~~H0905~~
~~Palisades Medical Center — New York Presbyterian Health Care System~~	~~Hudson~~ 	~~H0906~~
~~St. Mary’s Hospital~~	~~Hudson~~ 	~~H0907~~
~~West Hudson Hospital~~ 	~~Hudson~~	~~H0908~~
~~Hunterdon Medical Center~~ 	~~Hunterdon~~	~~H1001~~
~~Senator Garrett W Hagedorn Gero-Psychiatric Hospital~~ 	~~Hunterdon~~	~~P1002~~
~~Capital Health System — Fuld Campus~~	~~Mercer~~	~~H1101~~
~~Capital Health System — Mercer Campus~~	~~Mercer~~	~~H1102~~

Exhibit 10.6.9

~~HOSPITAL NAME~~	~~COUNTY LOCATION~~	~~CODES~~
~~The Medical Center at Princeton~~	~~Mercer~~	~~H1103~~
~~Robert Wood Johnson University Hospital Hamilton~~	~~Mercer~~	~~H1104~~
~~St. Francis Medical Center~~ 	~~Mercer~~	~~H1105~~
~~St. Lawrence Rehabilitation center~~ 	~~Mercer~~	~~R1106~~
~~Trenton Psychiatric Hospital~~ 	~~Mercer~~	~~P1107~~
~~JFK Medical Center~~ 	~~Middlesex~~	~~H1201~~
~~Raritan Bay Medical Center — Old Bridge~~	~~Middlesex~~	~~H1212~~
~~Raritan Bay Medical Center — Perth Amboy~~	~~Middlesex~~	~~H1203~~
~~Robert Wood Johnson University Hospital — New Brunswick~~	~~Middlesex~~	~~H1204~~
~~St. Peter’s University Hospital~~ 	~~Middlesex~~	~~H1205~~
~~JFK Johnson Rehabilitation Hospital~~ 	~~Middlesex~~	~~R1206~~
~~University Behavioral HealthCare~~	~~Middlesex~~	~~P1207~~
~~Bayshore Community Hospital~~ 	~~Monmouth~~	~~H1301~~
~~CentraState Healthcare System~~	~~Monmouth~~	~~H1302~~
~~Jersey Shore University Medical Center~~ 	~~Monmouth~~	~~H1303~~
~~Monmouth Medical Center~~ 	~~Monmouth~~	~~H1304~~
~~Riverview Medical Center~~ 	~~Monmouth~~	~~H1305~~
~~HEALTHSOUTH Rehabilitation Hospital at Tinton Falls~~	~~Monmouth~~	~~R1306~~
~~Chilton Memorial Hospital~~ 	~~Morris~~ 	~~H1401~~
~~Morristown Memorial Hospital~~ 	~~Morris~~ 	~~H1402~~
~~St. Clare’s Health Services — Denville~~	~~Morris~~ 	~~H1403~~
~~Greystone Park Psychiatric Hospital~~ 	~~Morris~~ 	~~P1404~~
~~Kessler Rehabilitation Corporation- Kessler Welkind~~	~~Morris~~ 	~~R1405~~
~~St. Clare’s Health Services Boonton~~	~~Morris~~ 	~~P1406~~
~~St Barnabas Health Care System Community Medical Center~~ 	~~Ocean~~ 	~~H1501~~
~~St Barnabas Health Care System Kimbal Medical Center~~	~~Ocean~~	~~H1502~~
~~Meridian Health Ocean Medical Center~~ 	~~Ocean~~	~~H1503~~
~~Southern Ocean County Hospital~~ 	~~Ocean~~	~~H1504~~
~~HEALTHSOUTH Rehabilitation Hospital of Toms River~~	~~Ocean~~	~~H1505~~
~~St. Barnabas Behavioral Health Network~~	~~Ocean~~	~~P1506~~
~~Barnert Hospital~~ 	~~Passaic~~	~~H1601~~

Exhibit 10.6.9

~~HOSPITAL NAME~~	~~COUNTY LOCATION~~	~~CODES~~
~~Beth Israel Hospital~~ 	~~Passaic~~	~~H1602~~
~~St. Joseph’s Hospital and Medical Center — Paterson~~	~~Passaic~~	~~H1603~~
~~St. Joseph’s Wayne Hospital~~ 	~~Passaic~~	~~H1604~~
~~St. Mary’s Hospital Passaic~~	~~Passaic~~	~~H1605~~
~~The General Hospital Center At Passaic~~	~~Passaic~~ 	~~H1606~~
~~South Jersey Healthcare — Elmer Hospital~~ 	~~Salem~~	~~H1701~~
~~The Memorial Hospital of Salem county~~ 	~~Salem~~	~~H1702~~
~~Carrier Clinic~~	~~Somerset~~	~~P1801~~
~~The Matheny School and Hospital~~ 	~~Somerset~~	~~S1802~~
~~Somerset Medical Center~~ 	~~Somerset~~	~~H1803~~
~~VA New Jersey Health Care System VA Medical Center~~ 	~~Somerset~~	~~V1804~~
~~Newton Memorial Hospital~~ 	~~Sussex~~	~~H1901~~
~~St. Clare’s Health Services/Sussex~~	~~Sussex~~	~~H1902~~
~~Solaris Health System — Muhlenburg Regional Medical Center~~	~~Union~~	~~H2001~~
~~Atlantic Health System Overlook Hospital~~ 	~~Union~~	~~H2002~~
~~Rahway Hospital~~ 	~~Union~~	~~H2003~~
~~RJW Health Systems Children’s Specialized Hospital~~	~~Union~~	~~H2003~~
~~Runnells Specialized Hospital~~ 	~~Union~~	~~S2007~~
~~Summit Hospital~~ 	~~Union~~	~~P2008~~
~~Hackettstown Community Hospital~~ 	~~Warren~~	~~H2101~~
~~Warren Hospital~~ 	~~Warren~~ 	~~H2102~~

Exhibit 10.6.9
B — Report Specifications
1) Prepare a separate geographic accessibility analysis for each county. Restrict provider groups to service area equal to county. Separate analyses are required for each of the following:

Beneficiaries - Include all AFDC, DYFS, NJ FamilyCare, SSI-ABD
Provider Type	All Ages	Children under 21	Adults 21 and up
Adult PCPs (FP, FP, IM OB/GYN-women only			Page Codes 1-9
Pediatric PCPs (FP, Ped., GP)
General Dentists	Page Codes 1-9
Hospitals	Page Codes 1-10 & 12
Blood Drawing Centers and Labs that Draw Blood	Page Codes 11 & 12
2) See Article 4.8.8 for standards A and B for each provider type. For example, eligibles living in urban areas should have two PCPs within six miles. Mileage should be calculated on an estimated driving distance basis.
3). Each of the analyses should consist of the pages indicated above.

Page	Access
Code	Standard	Description
1	na*	This cover page of each report includes plan name, county beneficiary group and date.

2	na*	This page uses a graph to illustrate the percentage of beneficiaries who have access to a group of providers at various distances. It includes a table showing the average distances to the nearest choices of one, two, three, four and five providers.

3	na*	This page shows, by zip code, the average distance for beneficiaries to two providers and the percentage of beneficiaries having two providers within 2, 6, 10 and 15 miles

4	A	This page shows the number of providers, the number of beneficiaries with access to two providers and the average distance to up to five providers for beneficiaries with access. It also analyzes beneficiary accessibility in ten key cities.

5	A	This page shows, by zip code, the number and percentage of beneficiaries who do not have access to a choice of two providers and the average distance to one and two providers.

6	B	This page shows the number of providers the number of beneficiaries with access to one provider and the average distance to up to five providers for beneficiaries with access. It also analyzes beneficiary

Exhibit 10.6.9

Page	Access
Code	Standard	Description
accessibility in ten key cities.

7	B	This page shows, by zip code, the number and percentage of beneficiaries who do not have access to one provider and their average distance to one provider.

8	na*	This includes documentation about the report and its data sources

9	A	This county map shows beneficiary locations for those who do not have access to two providers. Use 2 point black circles for beneficiaries.

10	na*	This county map shows provider locations. Use 12 point light gray circles for individual and 12 point black triangles for multiple provider locations.

11	na*	This county map shows all beneficiaries and a five mile radius circle around each provider location. The map should show only “Radius 1” which should be transparent. Use provider and beneficiary symbol specifications from page codes 9 and 10.

12	na*	This should be a hard copy of the geocoded provider file, which must include name, specialty/type, address, zip code, individual capacity (where applicable), geographic coordinates and geocoding method return code.

* na = no access standard applicable; information required
4) Save to dBASE file the geocoded provider file according to the specifications indicated in Figure 1.
Figure 1

Field Name	Description
NAME1	Last name for individual providers (include suffix, e.g., Jr. Sr.) Entire name for institution
NAME2	First name and middle initial with period for individuals
ADDRESS1	Street number first then street name where medical care is actually provided
ADDRESS2	Additional information (e.g., suite #, building)
STDCITY	Standard city name according to geocoder output field
STATE	State
ZIP	Full zip codes in character or text format to show leading zeros
SPECIALTY	Primary specialty only for individual providers Provider type for institutions
LONGITUDE	Geocoded Longitude
LATITUDE	Geocoded Latitude
GEOMETHOD	Return codes from geocoder
CAPACITY	Individual capacity used for access analysis when applicable
Report specifications, calculations and supporting data files for geographic analysis reports submitted to DMAHS must be retained in accordance with 45 CFR. Part 74 and made available on request

Exhibit 10.6.9
A.7.1.A CERTIFICAION OF ENROLLMENT INFORMATION RELATING TO PAYMENT UNDER THE Medicaid/NJ FAMILYCARE PROGRAM.

Exhibit 10.6.9
 A
(~~Sample~~ Certification Form)
This certification includes the State of New Jersey’s ~~proposed~~ language for data submission certification for the New Jersey Medicaid/NJ FamilyCare Program.
CERTIFICATION OF ENROLLMENT INFORMATION RELATING TO PAYMENT UNDER THE MEDICAID/NJ FAMILYCARE PROGRAM
CERTIFICATION
Pursuant to the contract(s) between the Department of Human services and the (name of managed care organization (MCO), provider certifies that; the business entity named on this form is a qualified provider enrolled with and authorized to participate in the New Jersey Medical Assistance Program as an MCO designated as Plan number (insert Plan identification number(s) here). (Name of MCO) acknowledges that if payment is based on enrollment data, Federal regulations at 42 CFR 438.600 (et.al.) require that the data submitted must be certified by a Chief Financial Officer, Chief Executive Officer, or a person who reports directly to and who is authorized to sign for the Chief Financial Officer or Chief Executive Officer.
(Name of MCO) hereby requests payment from the New Jersey Medical Assistance Program under contracts based on enrollment data submitted and in doing so makes the following certification to the Department of Human Services (DHS) as required by the Federal regulations at 42 CFR 438.600 (et.al.)
(Name of MCO) has reported to the DHS for the month of (indicate month and year) all new enrollments, disenrollments, and any changes in the enrollee’s status. (Name of MCO) has reviewed the monthly membership report for the month of (indicate month and year) and I, (enter Name of Chief Financial Officer, Chief Executive Officer or Name of Person who Reports Directly to and Who is Authorized to Sign for Chief Financial Officer or Chief Executive Officer) attest that based on best knowledge, information, and belief as of the date indicated below, all information submitted to DHS in this report is accurate, complete, and truthful, and I hereby certify that NO MATERIAL FACT HAS BEEN OMITTED FROM THIS FORM AND/OR THE DATA SUBMISSION.

Exhibit 10.6.9
I, (enter Name of Chief Financial Officer, Chief Executive Officer or Name of Person who Reports Directly to and Who is Authorized to Sign for Chief Financial Officer or Chief Executive Officer), ACKNOWLEDGE THAT THE INFORMATION DESCRIBED ABOVE MAY DIRECTLY AFFECT THE CALCULATION OF PAYMENTS TO (Name of MCO). I UNDERSTAND THAT I MUST COMPLY WITH ALL APPLICABLE FEDERAL AND STATE LAWS FOR ANY FALSE CLAIMS, STATEMENTS, OR DOCUMENTS, OR CONCEALMENT OF A MATERIAL FACT. I HAVE READ AND AM FAMILIAR WITH THE CONTENTS OF THIS SUBMISSION.

(INDICATE NAME AND TILTE
CFO, CEO OR DELGATE))
On behalf of

(INDICATE NAME OF BUSINESS ENTITY)

DATE

Exhibit 10.6.9
A.7.1.B CERTIFICATION OF ECOUNTER INFORMATION RELATING TO PAYMENT UNDER THE MEDICAID/NJ FAMILYCARE PROGRAM

Exhibit 10.6.9
 B
(~~Sample~~ Certification Form)
This certification includes the State of New Jersey’s ~~proposed~~ language for data submission certification for the New Jersey Medicaid/NJ FamilyCare Program.
CERTIFICATION OF ENCOUNTER INFORMATION RELATING TO PAYMENT UNDER THE MEDICAID/NJ FAMILYCARE PROGRAM
CERTIFICATION
Pursuant to the contract(s) between the Department of Human Services and the (name of managed care organization (MCO), provider certifies that; the business entity named on this form is a qualified provider enrolled with and authorized to participate in the New Jersey Medical Assistance Program as an MCO designated as Plan number (insert Plan identification number(s) here). (Name of MCO) acknowledges that if payment is based on encounter data, Federal regulations at 42 CFR 438.600 (et.al.) require that the data submitted must be certified by a Chief Financial Officer, Chief Executive Officer, or a person who reports directly to and who is authorized to sign for the Chief Financial Officer or Chief Executive Officer.
(Name of MCO) hereby requests payment from the New Jersey Medical Assistance Program under contracts based on encounter data submitted and in doing so makes the following certification to the Department of Human Services (DHS) as required by the Federal regulations at 42 CFR 438.600 (et.al.)
(Name of MCO) has reported to the DHS for the month of (indicate month and year) all new encounters, (indicate type of data — inpatient hospital, outpatient hospital, physician, etc.). (Name of MCO) has reviewed the encounter data for the month of (indicate month and year) and I, (enter Name of Chief Financial Officer, Chief Executive Officer or Name of Person who Reports Directly to and Who is Authorized to Sign for Chief Financial Officer or Chief Executive Officer) attest that based on best knowledge, information, and belief as of the date indicated below, all information submitted to DHS in this report is accurate, complete, ~~and~~ truthful, and I hereby certify that NO MATERIAL FACT HAS BEEN OMITTED FROM THIS FORM AND/OR THE DATA SUBMISSION.

Exhibit 10.6.9
I, (enter Name of Chief Financial Officer, Chief Executive Officer or Name of Person who Reports Directly to and Who is Authorized to Sign for Chief Financial Officer or Chief Executive Officer), ACKNOWLEDGE THAT THE INFORMATION DESCRIBED ABOVE MAY DIRECTLY AFFECT THE CALCULATION OF PAYMENTS TO (Name of MCO). I UNDERSTAND THAT I MUST COMPLY WITH ALL APPLICABLE FEDERAL AND STATE LAWS FOR ANY FALSE CLAIMS, STATEMENTS, OR DOCUMENTS, OR CONCEALMENT OF A MATERIAL FACT. I HAVE READ AND AM FAMILIAR WITH THE CONTENTS OF THIS SUBMISSION.

(INDICATE NAME AND TILTE
CFO, CEO OR DELGATE))
On behalf of

(INDICATE NAME OF BUSINESS ENTITY)

DATE

Exhibit 10.6.9
A.7.1.C CERTIFICATION OF ANY INFORMATION REQUIRED BY THE STATE AND CONTAINED IN CONTRACTS, PROPOSALS, AND RELATED DOCUMENTS RELATING TO PAYMENT UNDER THE MEDICAID/NJ FAMILYCARE PROGRAM.

Exhibit 10.6.9
 C
(~~Sample~~ Certification Form)
This certification includes the State of New Jersey’s ~~proposed~~ language for data submission certification for the New Jersey Medicaid/NJ FamilyCare Program.
CERTIFICATION OF ANY INFORMATION REQUIRED BY THE STATE AND CONTAINED IN CONTRACTS, PROPOSALS, AND RELATED DOCUMENTS RELATING TO PAYMENT UNDER THE MEDICAID/NJ FAMILYCARE PROGRAM
CERTIFICATION
Pursuant to the contract(s) between the Department of Human services and the (name of managed care organization (MCO), provider certifies that; the business entity named on this form is a qualified provider enrolled with and authorized to participate in the New Jersey Medical Assistance Program as an MCO designated as Plan number (insert Plan identification number(s) here). (Name of MCO) acknowledges that if payment is based on any information required by the State and contained in contracts, proposals, and related documents, Federal regulations at 42 CFR 438.600 (et.al.) require that the data submitted must be certified by a Chief Financial Officer, Chief Executive Officer, or a person who reports directly to and who is authorized to sign for the Chief Financial Officer or Chief Executive Officer.
(Name of MCO) hereby requests payment from the New Jersey Medical Assistance Program under contracts based on any information required by the State and contained in contracts, proposals, and related documents submitted and in doing so makes the following certification to the Department of Human Services (DHS) as required by the Federal regulations at 42 CFR 438.600 (et.al.)
(Name of MCO) has reported to the DHS for the period of (indicate dates) all information required by the State and contained in contracts, proposals, and related documents submitted. (Name of MCO) has reviewed the monthly membership report for the period of (indicate dates) and I, (enter Name of Chief Financial Officer, Chief Executive Officer or Name of Person who Reports Directly to and Who is Authorized to Sign for Chief Financial Officer or Chief Executive Officer) attest that based on best knowledge, information, and belief as of the date indicated below, all information submitted to DHS in this report is

Exhibit 10.6.9
accurate, complete, and truthful, and I hereby certify that NO MATERIAL FACT HAS BEEN OMITTED FROM THIS FORM AND/OR THE DATA SUBMISSION.
I, (enter Name of Chief Financial Officer, Chief Executive Officer or Name of Person who Reports Directly to and Who is Authorized to Sign for Chief Financial Officer or Chief Executive Officer), ACKNOWLEDGE THAT THE INFORMATION DESCRIBED ABOVE MAY DIRECTLY AFFECT THE CALCULATION OF PAYMENTS TO (Name of MCO). I UNDERSTAND THAT I MUST COMPLY WITH ALL APPLICABLE FEDERAL AND STATE LAWS FOR ANY FALSE CLAIMS, STATEMENTS, OR DOCUMENTS, OR CONCEALMENT OF A MATERIAL FACT. I HAVE READ AND AM FAMILIAR WITH THE CONTENTS OF THIS SUBMISSION.

(INDICATE NAME AND TILTE
CFO, CEO OR DELGATE))
On behalf of

(INDICATE NAME OF BUSINESS ENTITY)

DATE

Exhibit 10.6.9
A.7.1.E. Certification of HIV/AIDS/Hemophilia

Exhibit 10.6.9
E.
HIV/AIDS/Hemophilia

Month of Certification
Run Date
I,                                          , hereby certify on behalf of
Name of Medical Director                                                            Name of HMO
that                                         , Medicaid ID number
           Name of Member
a member of said HMO, has been diagnosed by his/her treating physician with and/or is being treated for HIV or AIDS or Hemophilia requiring Factors VIII or IX (circle any that apply). If including more than one member, you may attach a written list of members specifying the diagnosis of each individual.
The number of members with HIV is                     ; AIDS                     ; Factor VIII                    ; Factor IX                      I certify that the foregoing statements are true, and attest that based on best knowledge, information, and belief as of the date indicated below, all information submitted to DMAHS is accurate, complete and truthful, and certify that no material fact has been omitted from this form. I am aware that if any foregoing statements made by me are willfully false,                                         , may be subject to the imposition

Name of HMO
of sanctions and/or liquidated damages. I understand that I must abide by all applicable Federal and State laws for any false claims, statements, or documents, or concealment of a material fact. I have read and am familiar with the contents of this submission.
Signature of Medical Director:
Print Name:
Title:
Date:

Exhibit 10.6.9
A.7.2 Fraud and Abuse
A. the contractor shall report to the Department all identified instances (proven or suspected) of provider, subcontractor, and enrollee fraud and abuse with supporting case documentation attached to the report.
The contractor must submit quarterly the following report with monthly data identified by reporting month:
Month
Year

	Beginning of month		Added during the month		Completed/Closed		End of Month
	Provider	Enrollee	Provider	Enrollee	Provider	Enrollee	Provider	Enrollee
# of Cases
Totals
B. The contractor must report in detail to DMAHS the following information for cases involving providers, subcontractors, and enrollees:
Case Name
Date Opened
Reason for initiating case
Date of notification to DMAHS
Date of approval from DMAHS
Personnel assigned to case
Date of completion
Findings
Date of screening with DMAHS
Actions

Exhibit 10.6.9
~~C. The contractor must submit quarterly the following report of FTE hours devoted solely to DMAHS related fraud and abuse cases, reviews and initiatives. The contractor shall report the data by employee.~~

~~TOTAL HOURS~~
~~DEVOTED~~
		~~DMAHS RELATED FRAUD AND~~		~~SOLELY TO~~
		~~ABUSE CASE(S), REVIEWS, AND~~		~~DMAHS~~
~~EMPLOYEE~~		~~INITIATIVE(S0~~		~~FRAUD/ABUSE~~
~~Name/Description(List~~
~~each case, review or~~
~~initiative separately,~~
~~along with hours~~
~~devoted solely to~~
~~Last Name~~	~~First Name~~	~~DMAHS for each)~~	~~Sub total Hours~~	~~Total Hours~~

Exhibit 10.6.9
A.7.3
Table 1 Medicaid Enrollment by Primary Care Providers
Listed alphabetically by provider type and for each primary care physician, primary care dentist, primary care CNP/CNS, and primary care physician assistant, the contractor shall enter the total number of enrollees ~~at the end of the prior quarter and~~ for the reporting period ~~and any member months for the quarter.~~

Exhibit 10.6.9

STATE OF NEW JERSEY
Plan Name	Quarter Ending
TABLE 1
MEDICAID ENROLLMENT BY PRIMARY CARE PROVIDERS

Primary Care Providers
List, by type of provider,
alphabetically by last
name with one line for			~~# of Enrollees~~	Total # of	~~Total Member~~
each county in which			~~at End of Prior~~	Enrollees for	~~Months for~~
provider practices	Specialty	County	~~Quarter~~	Reporting Period	~~Quarter~~
Primary Care Physicians

Dentists

CNP/CNSs

Physician Assistants

Total

Total # PCPs

Total # PCPs with Enrollees

Total # PCPs without Enrollees

Total # Dentists

Total # Dentists with Enrollees

Total # Dentists without Enrollees

Total # CNP/CNSs

Total # CNP/CNSs with Enrollees

Total # CNP/CNSs without Enrollees

Exhibit 10.6.9

Primary Care Providers
List, by type of provider,
alphabetically by last
name with one line for			~~# of Enrollees~~	~~Total # of~~	~~Total Member~~
each county in which			~~at End of Prior~~	~~Enrollees for~~	~~Months for~~
provider practices	Specialty	County	~~Quarter~~	~~Reporting Period~~	~~Quarter~~
Total # Pas

Total # PAs with Enrollees

Total # PAs without Enrollees

Exhibit 10.6.9
A.7.4 Reserved
~~Table 2 Disenrollment Form Plan~~
~~The contractor shall aggregate the disenrollment from the plan of the number of enrollees (not cases/families) by eligibility category and reason for disenrollment by identifying involuntary (Section A) and voluntary (Section B) disenrollments. All reasons must be explained in the appropriate space provided.~~
~~“NJ FamilyCare” in this and other tables includes Plans B, C, D and H.~~

Exhibit 10.6.9
STATE OF NEW JERSEY
~~Plan Name                                                            Quarter Ending~~
~~TABLE 2~~
~~DISENROLLMENT FORM PLAZN~~
~~A. Involuntary Disenrollment By Reason~~

	~~A~~	~~D~~	~~SSI~~	~~NJ~~	~~T~~
	~~FDC~~	~~YFS~~	~~ABD~~	~~FamilyCare~~	~~QTAL~~
~~Death~~
~~Institutionalized~~
~~Moved from Enrollment Areas~~
~~Loss of Medicaid Eligibility~~
~~Change in Medicaid Aid Category~~
~~Termination By Plan~~
~~Other*~~
~~TOTAL~~

~~*Explanation of Other~~
~~B. Voluntary Disenrollment By Reason~~

	~~A~~	~~D~~	~~SSI~~	~~NJ~~	~~T~~
	~~FDC~~	~~YFS~~	~~ABD~~	~~FamilyCare~~	~~QTAL~~
~~Closed Panel of Providers~~
~~Emergency Treatment Procedures~~
~~Delay in securing Appointments~~
~~Dissatisfaction with PCP~~
~~Other*~~
~~TOTAL~~

~~*Explanation of Other~~

Exhibit 10.6.9
A.7.6 Reserved
~~Table 4 Claims Lag Report~~

Exhibit 10.6.9
~~A.7.6~~
~~Table 4 Claims Lag Report~~
~~Table 4A~~
~~Note: Use this form to report manually submitted claims that were processed during the quarterly period. Claims submitted and processed electronically must be reported separately on Table 4B. Manual claims submission shall be processed within 40 days of receipt.~~
~~Report amounts for each category of service and total listed in column 1 in the following columns:~~
~~Non-Processed Claims from Prior Quarters (column 2). Enter the number of manually submitted claims on hand that were unprocessed as of the closing date of the last quarterly period. The number should be the same as was reported in Column 16 of the prior quarterly report.~~
~~Claims Rec’d During Quarter (Column 3) Enter the amount of all manually submitted claims that were received during the quarterly period being reported.~~
~~Total Claims (Column 4). Enter the total of Columns 2 and 3.~~
~~Claims Processed This Quarter (Column 5) — Enter the amount of all manually submitted claims processed (both paid and denied) during the quarterly period being reported. Do not count pended claims.~~
 ~~1-40 Days (Column 6) Enter the number of manually submitted claims that were processed (either paid or denied) within 40 days of their receipt. Note: The number of days required to process a claim is calculated by comparing the date the claim was received by the contractor to the date the claim was paid or denied by the contractor (See Article 7.16.5 of this contract for further details.).~~
~~% of Total (Column 7) Enter the percentage of manually submitted claims processed within 40 days (Compared to the total claims processed. Divide Column 6 by Column 5 to arrive at percent).~~
~~41-60 Days (Column 8) Enter the number of manually submitted claims that were processed (either paid or denied) between 41-60 days of their receipt~~

Exhibit 10.6.9
~~% of Total (Column 9) Enter the percentage of manually submitted claims processed within between 41-60 days (Compared to the total claims processed. Divide Column 8 by Column 5 to arrive at percent).~~
~~61-90 Days (Column 10) Enter the number of manually submitted claims that were processed (either paid or denied) between 61-90 days of their receipt~~
~~% of Total (Column 11) Enter the percentage of manually submitted claims processed within between 61-90 days (Compared to the total claims processed. Divide Column 12 by Column 5 to arrive at percent).~~
~~91-120 Days (Column 8) Enter the number of manually submitted claims that were processed (either paid or denied) between 90-120 days of their receipt~~
~~% of Total (Column 9) Enter the percentage of manually submitted claims processed within between 90-120 days (Compared to the total claims processed. Divide Column 14 by Column 5 to arrive at percent).~~
~~Non Processed Claims on Hand at End of Quarter (Column 16). Enter the number of manually submitted claims on hand that were not processed as of closing date of the last report period. (Should be the difference of Column 4 minus Column 5). Same number should match number of claims entered in column 2 of next quarter reports.~~
~~% of Claims Not Processed at End of Quarter (Column 17). Divide Column 16 by Column 4 to arrive at percent.~~

Exhibit 10.6.9
~~>120 Days (Column 8) Enter the number of manually submitted claims that were processed (either paid or denied) after 120 days of their receipt~~

Exhibit 10.6.9
~~Table 4B~~
~~Note: Use this form to report electronically submitted claims that were processed during the quarterly period. Claims submitted and processed electronically must be reported separately on Table 4A. Electronic Claims submission shall be processed within 30 days of receipt.~~
~~Report amounts for each category of service and total listed in Column 1 in the following columns:~~
~~Non-Processed Claims from Prior Quarters (Column 2). Enter the number of electronically submitted claims on hand that were unprocessed as of the closing date of the last quarterly period. The number should be the same as was reported in Column 16 of the prior quarterly report.~~
~~Claims Rec’d During Quarter (Column 3) Enter the amount of all electronically submitted claims that were received during the quarterly period being reported.~~
~~Total Claims (Column 4). Enter the total of Columns 2 and 3.~~
~~Claims Processed This Quarter (Column 5) — Enter the amount of all electronically submitted claims processed (both paid and denied) during the quarterly period being reported. Do not count pended claims.~~
~~1-30 Days (Column 6) Enter the number of electronically submitted claims that were processed (either paid or denied) within 30 days of their receipt. Note: The number of days required to process a claim is calculated by comparing the date the claim was received by the contractor to the date the claim was paid or denied by the contractor (See Article 7.16.5 of this contract for further details.).~~
~~% of Total (Column 7) Enter the percentage of electronically submitted claims processed within 30 days (Compared to the total claims processed. Divide Column 6 by Column 5 to arrive at percent).~~
~~31-60 Days (Column 8) Enter the number of electronically submitted claims that were processed (either paid or denied) between 31-60 days of their receipt~~
~~% of Total (Column 9) Enter the percentage of electronically submitted claims processed within between 31-60 days (Compared to the total claims processed. Divide Column 8 by Column 5 to arrive at percent).~~
~~61-90 Days (Column 10) Enter the number of electronically submitted claims that were processed (either paid or denied) between 61-90 days of their receipt~~

Exhibit 10.6.9
~~% of Total (Column 11) Enter the percentage of electronically submitted claims processed within between 61-90 days (Compared to the total claims processed. Divide Column 12 by Column 5 to arrive at percent).~~
~~91-120 Days (Column 8) Enter the number of electronically submitted claims that were processed (either paid or denied) between 91-120 days of their receipt~~
~~% of Total (Column 9) Enter the percentage of electronically submitted claims processed within between 91-120 days (Compared to the total claims processed. Divide Column 14 by Column 5 to arrive at percent).~~
~~Non Processed Claims on Hand at End of Quarter (Column 16). Enter the number of electronically submitted claims on hand that were not processed as of closing date of the last report period. (Should be the difference of Column 4 minus Column 5). Same number should match number of claims entered in column 2 of next quarter reports.~~
~~% of Claims Not Processed at End of Quarter (Column 17). Divide Column 16 by Column 4 to arrive at percent.~~

Exhibit 10.6.9
~~STATE OF NEW JERSEY~~

~~Plan Name~~	~~Quarter Ending~~
~~Table 4A~~
~~CLAIMS LAG REPORT FOR MANUALLY SUBMITTED CLAIMS~~

~~1~~	~~2~~	~~3~~	~~4~~	~~5~~	~~Claims Processed During Quarter~~
~~Non~~
	~~Processed~~													~~Non~~	~~% of Claims~~
	~~claim~~s	~~Claims~~	~~Total~~											~~Processed~~	~~not~~
	~~from~~	~~Rec’d~~	~~Claims~~	~~Claims processed this~~										~~Claims on~~	~~Processed~~
	~~prior~~	 ~~During~~	~~(cols~~	~~quarter (cols~~	~~1-40~~	~~Of~~	~~1-60~~	~~Of~~	~~1-90~~	~~0f-1-120~~	~~Of~~	~~120~~	~~Of~~	~~Hand at End~~	~~at End of~~
~~Category of services~~	~~quarter~~	~~Quarter~~	~~2+3)~~	~~6+8+10+12+14)~~	~~ays~~	~~etal~~	~~ays~~	~~etal~~	~~ays~~	~~etal~~	~~ays~~	~~etal~~	~~ays~~	~~of Quarter~~	~~Quarter~~
~~Inpatient Hospital~~

~~Primary Care~~

~~Physician Specialty Services~~

~~Hospital Outpatient~~

~~Other Professional Services~~

~~Emergency Room~~

~~DME/Medical Supplies~~

~~Prosthetics~~

~~Dental~~

~~Pharmacy~~

Exhibit 10.6.9

~~1~~	~~2~~	~~3~~	~~4~~	~~5~~	~~Claims Processed During Quarter~~
~~Non~~
	~~Processed~~													~~Non~~	~~% of Claims~~
	~~claim~~s	~~Claims~~	~~Total~~											~~Processed~~	~~not~~
	~~from~~	~~Rec’d~~	~~Claims~~	~~Claims processed this~~										~~Claims on~~	~~Processed~~
	~~prior~~	 ~~During~~	~~(cols~~	~~quarter (cols~~	~~1-40~~	~~Of~~	~~1-60~~	~~Of~~	~~1-90~~	~~0f-1-120~~	~~Of~~	~~120~~	~~Of~~	~~Hand at End~~	~~at End of~~
~~Category of services~~	~~quarter~~	~~Quarter~~	~~2+3)~~	~~6+8+10+12+14)~~	~~ays~~	~~etal~~	~~ays~~	~~etal~~	~~ays~~	~~etal~~	~~ays~~	~~etal~~	~~ays~~	~~of Quarter~~	~~Quarter~~
~~AIDS/HIV Reimbursable Drugs~~

~~Home Health Care~~

~~Transportation~~

~~Lab and X-Ray~~

~~Vision Care & Eyeglasses~~

~~Mental Health/Substance Abuse~~

~~Other Medical~~

~~Total~~

Exhibit 10.6.9
~~STATE OF NEW JERSEY~~

~~Plan Name~~	~~Quarter Ending~~
~~Table 4B~~
~~CLAIMS LAG REPORT FOR ELECTRONICALLY SUBMITTED CLAIMS~~

~~1~~	~~2~~	~~3~~	~~4~~	~~5~~	~~Claims Processed During Quarter~~
~~Non~~
	~~Processed~~													~~Non~~	~~% of Claims~~
	~~claim~~s	~~Claims~~	~~Total~~											~~Processed~~	~~not~~
	~~from~~	~~Rec’d~~	~~Claims~~	~~Claims processed this~~										~~Claims on~~	~~Processed~~
	~~prior~~	 ~~During~~	~~(cols~~	~~quarter (cols~~	~~1-30~~	~~Of~~	~~1-60~~	~~Of~~	~~1-90~~	~~0f-1-120~~	~~Of~~	~~120~~	~~Of~~	~~Hand at End~~	~~at End of~~
~~Category of services~~	~~quarter~~	~~Quarter~~	~~2+3)~~	~~6+8+10+12+14)~~	~~ays~~	~~etal~~	~~ays~~	~~etal~~	~~ays~~	~~etal~~	~~ays~~	~~etal~~	~~ays~~	~~of Quarter~~	~~Quarter~~
~~Inpatient Hospital~~

~~Primary Care~~

~~Physician Specialty Services~~

~~Hospital Outpatient~~

~~Other Professional Services~~

~~Emergency Room~~

~~DME/Medical Supplies~~

~~Prosthetics~~

~~Dental~~

~~Pharmacy~~

Exhibit 10.6.9

~~1~~	~~2~~	~~3~~	~~4~~	~~5~~	~~Claims Processed During Quarter~~
~~Non~~
	~~Processed~~													~~Non~~	~~% of Claims~~
	~~claim~~s	~~Claims~~	~~Total~~											~~Processed~~	~~not~~
	~~from~~	~~Rec’d~~	~~Claims~~	~~Claims processed this~~										~~Claims on~~	~~Processed~~
	~~prior~~	 ~~During~~	~~(cols~~	~~quarter (cols~~	~~1-30~~	~~Of~~	~~1-60~~	~~Of~~	~~1-90~~	~~0f-1-120~~	~~Of~~	~~120~~	~~Of~~	~~Hand at End~~	~~at End of~~
~~Category of services~~	~~quarter~~	~~Quarter~~	~~2+3)~~	~~6+8+10+12+14)~~	~~ays~~	~~etal~~	~~ays~~	~~etal~~	~~ays~~	~~etal~~	~~ays~~	~~etal~~	~~ays~~	~~of Quarter~~	~~Quarter~~
~~AIDS/HIV Reimbursable Drugs~~

~~Home Health Care~~

~~Transportation~~

~~Lab and X-Ray~~

~~Vision Care & Eyeglasses~~

~~Mental Health/Substance Abuse~~

~~Other Medical~~

~~Total~~

Exhibit 10.6.9

Exhibit 10.6.9
A.7.7
Table 5 Hospital Specific Data
Table 5
In Table 5, the contractor shall report on an annual basis, hospital-specific data for Medicaid and NJ FamilyCare enrollees for whom hospital services were rendered during the year. The first year to be reported shall be calendar year 2001, due by March 1, 2003. Subsequent reporting shall follow this model. The contractor must provide data in Excel format, (~~hard copy and~~ electronically), only for those hospitals listed on the spreadsheet. The contractor must combine data for hospitals to which the contractor has assigned multiple provider numbers. The data elements required for each hospital include:
Number of discharges
Patient Days
Outpatient visits
Inpatient charges
Inpatient payments
Outpatient charges
Outpatient payments
Use discharge date as service date for inpatient services.
For an updated list of hospitals, the contractor shall utilize the DHSS website:
www.state.nj.us/health/hcsa/hospitalsearch/index.html.
Click on “General Acute Care Hospital” and “Start Search”.

Exhibit 10.6.9
A.7.8
Table 6 ~~Statement of Revenues and Expenses~~ Allowable Direct Medical Expenditures
The Contractor shall report quarterly its expenditures for allowable direct medical activities for purposes of calculating the medical cost ratio.
~~The contractor shall report revenues and expenses for all Medicaid premium groups on an accrual basis for each quarter of the calendar year (Table 6A). A cumulative year to date report is also required in the second, third, and fourth quarters of the calendar year (Table 6B).~~
~~Note: Shaded blocks are not required to be completed.~~
~~1. Member months~~
~~REVENUE~~
~~2. Capitated Premiums — Revenue recognized on a prepaid basis for enrollees for provision of a specified range of health services over a defined period of time, normally one month. If Advance payments are made to the plan for m ore than one reporting period, the portion of payment that has not been earned must be treated as a liability (unearned Premiums).~~
~~3. Supplemental Premiums — Revenue paid to the pal in addition to capitated premiums for certain services provided. .See a, b and c below.~~
~~a. Maternity (See Article 8)~~
~~b. HIV/AIDS Reimbursable Drugs~~
~~c. Other — Any other revenue paid by DMAHS to the plan in addition to capitation for covered services that is not a or b above.~~
~~4. Total Premium — All Medicaid premiums paid to the plan reported on lines 2, 3a, 3b and 3c.~~
~~5 . Interest — Interest earned from all sources including escrow and reserve accounts.~~
~~6. COB Income from Coordination of Benefits and Subrogation~~
~~7. Reinsurance Recoveries — income from the settlement of claims resulting from a policy with a private reinsurance carrier.~~
~~8. Other Revenue. Revenue from sources not covered in the previous revenue accounts~~
~~9. Total Revenue — Total revenue (the sum of lines 2 through 8).~~

Exhibit 10.6.9
~~EXPENSES: Report total actual expense on an accrual basis for each of the medical and hospital categories below in column d. Report the applicable amounts for each of the categories in columns a, b, and c as defined below.~~
~~Paid Claims (Column a) — Enter amounts of paid claims (claims for which checks have actually been mailed) during the quarter for each medical and hospital category.~~
~~Reported by Unpaid Claims (RBUSs) (Column b) Enter the amount of all claims which are received during the quarter by the plan for which a check has not yet been issued for services during the quarter.~~
~~Incurred But Not Reported (IBNR) (column c) Enter estimated amounts of the obligation for claims which have not yet been received by the plan for services rendered during the quarter.~~
~~Actual PMPM (Column e). Enter the actual cost per member per month for each line category. Divide the amount in column d by total member months online1 to arrive a the dollar and cents number (use two decimal places, e.g. $14.25)~~
~~Medical and Hospital~~
~~10. Inpatient Hospital — Inpatient hospital costs including ancillary services for enrollees while confined to an acute care hospital, including out of area hospitalization.~~
~~11. Primary care — Includes all costs associated with medical services provided in any setting by a primary care provider, including physicians and other practitioners~~
~~12. Physician specialty services — All costs associated with medical services provided by a physician other than a primary care physician.~~
~~13. Outpatient Hospital. Includes the facility component of the outpatient visit. The visit can be free standing or a hospital outpatient department. The professional component should be billed separately and reported in the appropriate service category line item, e.g., physician specialty services.~~
~~14. Other Professional Services — Compensation paid by the contractor to non physician providers engaged in the delivery of medical services.~~
~~15. Emergency Room — Includes the facility component of the emergency room visit asd well as out of area emergency room costs. Professional components that are billed separately should be reported in the appropriate service category line item.~~
~~16. DME/Medical Supplies ___include the cost of durable medical equipment and supplies~~

Exhibit 10.6.9
~~17. Prosthetics and Orthotics — includes the cost of Prosthetics and Orthotics~~
~~18. Dental Expenses for all dental services provided.~~
~~19. Pharmacy — Expenses for legend and non-legend pharmacy services provided that includes both ingredient costs and dispensing fees. Excludes expenses reported as HIV/AIDS Reimbursable Drugs on line 20.~~
~~20. HIV/AIDS Reimbursable Drugs~~
~~21. Home Health Care — Expenses for home health services provided including nurses, aides, hospice costs private duty nursing.~~
~~22. Transportation — Expenses for all ambulance, medical intensive care Units (MICUs) and invalid coach services.~~
~~23. Lab & X-Ray. The cost of all laboratory and radiology (diagnostic andtherpeutic) services for which the contractor is separately billed.~~
~~24. Vision Care including Eyeglasses — The cost of routine exams (by non-physicians) and dispensing glasses to correct eye defects. This category includes the cost of eyeglasses but excludes ophthalmologist costs related to the treatment of disease or injury to the eye: the latter should be included in physician specialty or Other professional Services.~~
~~25. Mental Health/Substance Abuse — Include the cost of all mental health and substance abuse services including inpatient, physician services, outpatient hospital, other professional services and other services associated with mental health or substance abuse treatment.~~
~~26. Reinsurance Expense — Expenses for reinsurance or “stop loss” insurance~~
~~27. Incentive Pool Adjustment — A reduction to medical expense for adjusting the full medial expenses reported.~~
~~28. Other Medical — medical expenses not included in lines 10-27.~~
~~29Total Medical and Hospital — The total of all medical and hospital expenses (the sum of lines 10 through 28).~~
~~ADMINISTRATION: Costs associated with the overall management and operation of the plan including the following components:~~
~~30. Compensation ___all expenses for administrative services including compensation and fringe benefits for personnel time devoted to or in direct support of administration. Include expenses for management contracts. Do not include marketing expenses here.~~
~~31. Interest Expense — Interest on loans paid during the period.~~

Exhibit 10.6.9
~~32. Occupancy, Depreciation, and Amortization~~
~~33. Education and Outreach — Expenses incurred for education and outreach activities~~
~~34. Marketing — Expenses directly related to marketing activities including advertising, printing, marketing, salaries, and fringe benefits, commissions, broker fees, travel, occupancy, and other expenses allocated to the marketing activity.~~
~~35. Other. Costs which are not appropriately assigned to the health plan administration categories defined above.~~
~~36. Total Administration- The total of costs of administration ( the sum of lines 30 through 35).~~
~~37. Total Expenses: the sum of Total Medical and Hospital Expenses (line 29) and total Administration (line 36)~~
~~38. Operation Income (Loss) — Excess or deficiency of Total Revenu (line 9) minus Total Expenses (line 37).~~
~~39. Extraordinary Item — A non-recurring gain or loss~~
~~40. Adjustments for prior period IBNR estimates — should include a reconciliation and explanation of prior period (BNY estimates. A contra expense would be reported if IBNR estimates exceeded actual expenses. )~~
~~42. Net Income (loss) — Operation Income (Loss) (line 38) minus lines 39, 40 and 41.~~

Exhibit 10.6.9
~~STATE OF NEW JERSEY~~

~~Plan Name~~	~~Quarter Ending~~
~~MEDICAID DATA ONLY~~
~~TABLE 6A~~
~~Quarter Only~~
~~STATEMENT OF REVENUES AND EXPENSES~~
~~Summary of All Eligibility groups on Claims Incurred~~
~~During the Current Quarter~~

~~PAID~~
	~~CLAIMS~~	~~RBUCs~~	~~IBNR~~
	~~For services received~~				~~ACTUAL~~
	~~during this quarter~~			~~ACTUAL TOTAL~~	~~PMPM~~
~~Member Months~~
~~REVENUE:~~
~~2. Capitated Premiums~~
~~3. Supplemental Premiums~~
~~a. Maternity~~
~~b. HIV/AIDs Reimbursable Drugs~~
~~c. Other~~
~~4. Total Premiums~~
~~5. Interest~~
~~6. COB~~
~~7. Reinsurance Recoveries~~
~~8. Other Revenue~~
~~Total REVENUE~~
~~EXPENSES:~~
~~Medical & Hospital~~
~~10. Inpatient Hospital~~
~~11. Primary Care~~
~~12. Physician Specialty~~
~~13. Outpatient Hospital~~
~~14. Other Professional Service~~
~~15. Emergency Room~~
~~16. DME/Medical supplies~~
~~17. Prosthetics & Orthotics~~
~~18. Dental~~
~~19. Pharmacy~~
~~20. HIV/AIDS Reimbursable Drugs~~
~~21. Home Health care~~
~~22. Transportation~~
~~23. Labs & X-ray~~
~~24. Vision Care~~
~~25 Mental Health/Substance Abuse~~
~~26. Reinsurance Expenses~~
~~27. Incentive Pool Adjustment~~
~~28. Other Medical~~

~~29. TOTAL MEDICAL AND HOSPITAL~~
~~ADMINISTRATION~~

Exhibit 10.6.9

~~PAID~~
	~~CLAIMS~~	~~RBUCs~~	~~IBNR~~
	~~For services received~~				~~ACTUAL~~
	~~during this quarter~~			~~ACTUAL TOTAL~~	~~PMPM~~
~~30. Compensation~~
~~31. Interest Expense~~
~~32. Occupancy, Depre. & Amortiz.~~
~~33. Education and outreach~~
~~34. Marketing~~
~~35. Other~~
~~36.TOTAL ADMINISTRATION~~
~~37.TOTAL EXPENSES~~
~~38. OPERATION INCOME (LOSS)~~
~~39. Extraordinary Item~~
~~40 Provision for Taxes~~
~~41. Adj for Prior period IBNR est.~~
~~42. NET INCOME (LOSS)~~

Exhibit 10.6.9
~~STATE OF NEW JERSEY~~

~~Plan Name~~	~~Quarter Ending~~
~~MEDICAID DATA ONLY~~
~~TABLE 6B~~
~~STATEMENT OF REVENUES AND EXPENSES~~
~~Summary of All Eligibility groups on Claims Incurred~~
~~Year to Date~~

~~PAID~~
	~~CLAIMS~~	~~RBUCs~~	~~IBNR~~	~~ACTUAL TOTAL~~	~~ACTUAL~~
~~For services received year~~
~~to date~~
~~Member Months~~
~~REVENUE:~~
~~2. Capitated Premiums~~
~~3. Supplemental Premiums~~
~~a. Maternity~~
~~b. HIV/AIDs Reimbursable Drugs~~
~~c. Other~~
~~4. Total Premiums~~
~~5. Interest~~
~~6. COB~~
~~7. Reinsurance Recoveries~~
~~8. Other Revenue~~
~~Total REVENUE~~
~~EXPENSES:~~
~~Medical & Hospital~~
~~10. Inpatient Hospital~~
~~11. Primary Care~~
~~12. Physician Specialty~~
~~13. Outpatient Hospital~~
~~14. Other Professional Service~~
~~15. Emergency Room~~
~~16. DME/Medical supplies~~
~~17. Prosthetics & Orthotics~~
~~18. Dental~~
~~19. Pharmacy~~
~~20. HIV/AIDS Reimbursable Drugs~~
~~21. Home Health care~~
~~22. Transportation~~
~~23. Labs & X-ray~~
~~24. Vision Care~~
~~25 Mental Health/Substance Abuse~~
~~26. Reinsurance Expenses~~
~~27. Incentive Pool Adjustment~~
~~28. Other Medical~~

~~29. TOTAL MEDICAL AND HOSPITAL~~
~~ADMINISTRATION~~
~~30. Compensation~~

Exhibit 10.6.9

~~PAID~~
	~~CLAIMS~~	~~RBUCs~~	~~IBNR~~
	~~For services received year~~				~~ACTUAL~~
	~~to date~~			~~ACTUAL TOTAL~~	~~PMPM~~
~~31. Interest Expense~~
~~32. Occupancy, Depre. & Amortiz.~~
~~33. Education and outreach~~
~~34. Marketing~~
~~35. Other~~
~~36.TOTAL ADMINISTRATION~~
~~37.TOTAL EXPENSES~~
~~38. OPERATION INCOME (LOSS)~~
~~39. Extraordinary Item~~
~~40 Provision for Taxes~~
~~41. Adj for Prior period IBNR est.~~
~~42. NET INCOME (LOSS)~~

Exhibit 10.6.9
Table 6~~c~~
Allowable DIRECT MEDICAL EXPENSES
For purposes of calculating Medical Cost Ratio
For the Quarter Ending
List the employee name or employee number of salaried individual who have performed Allowable Direct Medical Expenditure functions during the quarter. Allowable Direct Medical Expenditures are the salary costs of performing function related to the following categories: 1) assessment(s) of an enrollee’s risk factor; 2)development of Individual Health care Plans; 3)provision of face-to-face medical education or anticipatory guidance; and4) activities required to maintain compliance with EPSDT, lead screening and pre-natal care. Reporting of direct medical expenditures shall reflect only those activities approved by the State in the Medical Cost Ratio — Direct Medical Expenditure Plan. Other Care Management functions are considered administrative and are allowable.

Category
(Care Management,
Face-to-face,
Employee Name				Compliance with
Or Number	Employee Title	Salary This quarter	Allowable Amount	EPSDT, et.al)%

Total*
(attach additional sheets, if necessary)
I certify the expenses reported as allowable are the true and accurate salary costs of the individuals listed above and meet the definition of an Allowable Direct Medical Expenditure defined in Section 8.4.1.A of the managed care contract. Further, I certify these costs are included and have been reported as Administrative costs on Tables 6a and 6b online 30 (Compensation).

(Signature)

Name and Title

Exhibit 10.6.9
A.7.9 Reserved
~~Table 7 Stop Loss Summary~~
~~The contractor shall identify reinsurance coverage in effect during the quarterly report period. For each of the designated eligibility categories, the contractor shall report the total number of enrollees that exceeded the stop loss threshold and the total net expenditures exceeding the stop loss threshold during the period.~~

Exhibit 10.6.9
~~STATE OF NEW JERSEY~~
~~Plan Name                 Quarter Ending~~
~~Medicaid Data Only~~
~~Table 7~~
~~STOP LOSS SUMMARY~~

 ~~A. COVERAGE~~

		~~Maximum~~	~~Includes~~
~~Aggregate~~	~~Maximum~~	~~Aggregate~~	~~Insolvency~~		~~Cost of~~
~~Stop Loss~~	~~Per Enrollee~~	~~Lifetime Per~~	~~Insurance~~		~~Premiums~~
~~threshold~~	~~Per Year~~	~~Enrollee~~	~~(Y/N)~~	~~Deductable~~	~~PMPM~~

~~Policy Expiration Date~~
 ~~B.~~

~~Category of Eligibility~~	~~AFDC/TA NF~~	~~DYFS~~	~~ABD~~	~~NJ FamilyCare~~	~~TOTAL~~

~~Number of Enrollees Exceeding Stop Loss~~
~~Net Expenditures Above Stop Loss~~
 ~~C. List Details for Each Individual (Name or ID Not Required)~~

	~~Net Expenditures Above Stop Loss~~	~~Primary Diagnosis/Major Procedure~~

~~1~~
~~2~~
~~3~~
~~4~~
~~5~~
~~6~~
~~7~~
~~8~~
~~9~~
~~10~~
~~11~~
~~12~~
~~13~~
~~14~~
~~15~~

Exhibit 10.6.9
~~A.7.10 reserved~~
~~Table 8 Medicaid Claims Analysis~~
~~Part A. Claims Incurred During Current Period (quarter).~~
~~Total Expense (Column A): Enter the accrued amounts in each respective medical expense category in Column A. Amount reported as line 6. Total should agree with Table 6a, line 29. total medical and Hospital Expenses. Column A — amounts should equal the sum of Columns B, C,and D for each respective medical expense category.~~
~~Claims Paid (Column B): Enter the amount of all claims actually processed (checks mailed) related to services incurred during the quarter. Prior period claims processed during this quarter but related to services incurred during prior quarters must be reflected in Part B, Column B.~~
~~Claims Reported — But Not Paid (Column C): Enter the amount of claims received by the contractor related to services incurred during the quarter but for which checks have not yet been issued. Do not include amounts for claims paid or IBNY amounts in this column~~
~~Claims Incurred — but not Reported (Column D): Enter the amount estimated for services incurred during the quarter for which the contractor has not yet received a claim. (Should be same as Part A, Column D).~~
~~Part B: Unpaid Claims~~
~~Reported Claims that are Unpaid:~~
~~On Claims Incurred During Prior Periods (Column A): Enter the amount of claims received by the contractor related to services incurred during all periods prior to this quarter for which checks have not yet been issued.~~
~~On Claims Incurred During Current Period (Column B): Enter the amount of claims received by the contractor related to services incurred during the quarter for which checks have not been issued.~~
~~Incurred — but not Reported~~
~~On Claims Incurred During Prior Periods (Column C): Enter the amount estimated for services incurred during all periods prior to this quarter for which the contractor has not yet received a claim.~~
~~On Claims Incurred During Current Period (Column D) Enter the amount estimated for services incurred during the quarter for which the contractor has not yet received a claim.~~
~~(Should be the same as Part A, Column D).~~
~~Total Unpaid Claims (Column E): Enter the sum of Part B, Columns A, B, C, and D.~~

Exhibit 10.6.9
~~Plan Name                                                                                                                             STATE OF NEW JERSEY~~
~~Quarter Ending~~
~~TABLE 8~~
~~MEDICAID CLIAMS ANALYSIS~~
~~A. Claims incurred during Current Period~~

~~(D)~~
			~~(C)~~	~~Claims Incurred~~
~~Category of Service~~			~~Claims~~ 	 ~~But Not~~
~~Revenue & Expense~~ 	~~(A)~~	~~(B)~~	~~Reported But~~ 	~~Reported~~
~~Statement (Table 6a)~~	~~Total Expenses~~	~~Claims Paid~~	~~Not Paid~~	~~(IBNR)~~
~~1. Inpatient.... (line 10)~~
~~2. Primary Care ... (line 11)~~
~~3. Physician Specialty Services (line12)~~
~~4. Emergency Room (line 15)~~
~~5. All other medical services (line 28)~~
~~6. TOTAL (line 29)~~
 ~~B. Claims Unpaid~~

	~~(A)~~	~~(B)~~	~~(C)~~	~~(D)~~	~~(E)~~
	~~Reported Claims that are Unpaid~~		~~Incurred But Not Reported~~
	~~On Claims~~ 	~~On Claim Incurred~~ 	~~On Claims~~ 	~~On Claims Incurred~~
	~~Incurred~~ 	~~During~~ 	~~Incurred~~ 	~~During~~ 	~~Total Unpaid~~
	~~During Prior~~ 	~~Current~~ 	~~During Prior~~ 	~~Current~~ 	~~Claims~~
~~Category of Service~~ 	~~Periods~~	~~Period~~	~~Periods~~	~~Period~~	~~(A+B+C+D)~~
~~1. Inpatient~~
~~2. Primary Care~~
~~3. Physician Specialty Services~~
~~4. Emergency Room~~
~~5. All other medical services~~
~~6. TOTAL~~

Exhibit 10.6.9

A.7.11
Table 9
~~Health Care Data Elements~~ Semi-Annual Utilization and Medical Expenditure Summary
The contractor shall report utilization and expenditure data every six months, by calendar year. The report will summarize all claims adjudicated, encounters received, and capitations and other medical expenditures paid as of six and twelve months after the end of each period. The required utilization and expenditure statistics shall be reported according to date of service and grouped using the Managed Care Category of Service Matrix. The report shall be submitted in an electronic format defined by DMAHS.
Managed care categories of Service
Inpatient Hospital (01) — services for enrollees while confined to an acute care, specialty or rehab hospital, including out of area hospitalization.
Outpatient Hospital, except emergency Room and EPSDT(04N) — services associated with the facility component of ambulatory surgery visits. The visit can be free standing or a hospital outpatient department. The professional component should be reported in the appropriate service category line item, e.g. physician specialty services.
Outpatient Hospital, Emergency Room (04E) — services associated with the facility component of emergency room visits as well as out of area emergency room costs. Professional components that are billed separately should be reported in the appropriate service category line item.
EPSDT Private Duty Nurse (08D) — PDN services defined by procedures, diagnosis, and recipients’ age that are provided by a private duty nurse.
EPSDT Dental (EPD) — dental services defined by procedures, diagnosis, and recipients’ age that are provided in any setting by a dental provider.
Optical Appliances (09) non-physician services associated with the dispensing of corrective lenses, ocular implants and prostheses to correct eye defects. (This category includes the cost of eyeglasses and other corrective lenses, implants, and prostheses. It excludes ophthalmologist and optometrist data related to the treatment of disease or injury to the eye; the former should be included in Specialty Physician; and the latter in Optometrist Services)
Primary Care Physician, Nurse Practitioner, Physician Assistant (10P) — medical services provided by a primary care provider , including physicians and other practitioners (excludes EPSDT).
Specialty Physician (10S) Medical services provided by a physician other than a primary care physician (Excludes EPSDT)
Dental (11) — All dental services except EPSDT
Optomestrist Services (13) — optical services by non-physicians. (this category includes optometrist data related to the treatment of disease or injury to the eye. It excludes ophthalmologist data related to the treatment of disease or injury to the eye and the cost of eyeglasses and other optical

Exhibit 10.6.9
appliances; the former should be included in Specialty Physician and the latter in Optical Appliances).
Chiropractic Services (14) — All chiropractic services
Nurse Practitioner Specialty (15S0 — units and compensation related to Nurse Practitioners practicing within a medical specialty and engaged in the delivery of medical services and paid by the contractor.
Podiatrist Services (17)
Prosthetics and Orthotics (a8)
Pharmacy, HIV/AIDS Drugs (20H) — reimbursable HIV/AIDS Drugs.
Pharmacy, excluding HIV/AIDS drugs (20N) — legend and non-legend pharmacy services provided that includes both ingredient costs and dispensing fees.
Medical Supplies (30)
DME (31) — Durable Medical Equipment
Hearing Aids (32) — units and compensation related to hearing aid providers engaged in the delivery of medical services and paid by the contractor
Home Health (33) — home health services provided by nurses and aides.
Private Duty Nursing (PDN) — PDN services other than EPSDT that are provided by a private duty nurse
Hospice Services (50) — Hospice Services for which the contractor is separately billed
Lab (60) — Laboratory services for which the contractor is separately billed
Radiology (65) — The units and costs of all x-rays (diagnostic and therapeutic) for which the contractor is separately billed
Transportation (70) — ambulance, mobile intensive care units (MCIU) and invalid coach services for which the contractor is separately billed
Family Planning (FP) — certain services defined by procedure, diagnosis and recipient’s age provided in any setting by a primary care provider, including physicians and other practitioners.
Mental Health (MH)— inpatient or outpatient hospital , physician services, and other services associated with mental health treatment
Physician Assistant Specialty (PAS) services other than primary care provided by physician assistants

Exhibit 10.6.9
Substance Abuse (SA) inpatient or outpatient hospital, physician services, and other services associated with treatment for substance abuse
Other Medical (XM) — medical services and/or expenditures that are not reported in any other category.
Required Statistics
Unduplicated Enrollees Served — the unduplicated number of enrollees receiving one or more services in the category during the report period
Units/Days/Prescription — Report the number of applicable units for each service category. Report the total number of days for Inpatient Hospital and the Number of prescriptions for pharmacy.
FFS Amount Paid — the amount paid by the contractor to its fee-for-service providers
Capitation Amount Paid — the amount paid by the contractor to its providers in capitation payments
Other Amount Paid — any expenditure for medical services that is not considered a fee for service or a capitation payment
~~The contractor must report encounter data at least quarterly and no more frequently than monthly. The data shall be enrollee specific, listing all encounter data elements of the services provided. The data reporting medium shall be a tape or diskette in a configuration specified by DMAHS. Encounter report files will be used to create a data base which can be used in a manner similar to fee for service history files to analyze plan utilization, reimburse the contractor for supplemental payments (e.g. Pregnancy outcome) and calculate capitation premiums. DMAHS will edit the data to assure consistency and readability. If data are not of an acceptable quality or submitted timely, the contractor will not be considered in compliance with this contract requirement until an acceptable file is submitted. All enrollee specific encounter data must be submitted in accordance with the EMC manual.~~

~~The encounter list indicates the “required “data elements for Inpatient and Ambulatory Care encounters. In addition, “optional” data elements are also listed. These elements are optional in the sense that they can be used to custom fit the reporting to the needs of a particular program, enhance data validity checking, or allow more flexibility in the use of mandatory data elements.~~

Exhibit 10.6.9
Table 9
Semi-Annual Utilization and Medical Expenditure Summary
MCO Name            Paid Through            June 30,
Calendar Year
Enter the year in the appropriate cell to the right of month and day.
December 31,

Medical Center	Medical Center DOS	Unduplicated	Units/Days/Prescri		Capitation	Other Amount
COS Code	DESC	Enrollees Served	ptions	FFS Amount Paid	Amount	Paid
01	Inpatient Hospital
04N	Outpatient Hospital- Not ER
04E	Outpatient Hospital- ER
08D	EPSDT-PDN
EPM	EPSDT- Medical
EPD	EPSDT- Dental
09	Optical Appliances
10P	Primary Care Physician, Nurse Practitioner, Physician Assistant
10S	Specialty Physician
11	Dental
13	Optomestrist Services
14	Chiropractic Services
15S	Nurse Practitioner - Specialty
17	Podiatrist Services
18	Prosthetics and Orthotics
20H	Pharmacy, HIV/AIDS Drugs
20N	Pharmacy, Not HIV/AIDS Drugs
30	Medical supplies

Exhibit 10.6.9

Medical Center	Medical Center DOS	Unduplicated	Units/Days/Prescri		Capitation	Other Amount
COS Code	DESC	Enrollees Served	ptions	FFS Amount Paid	Amount	Paid
31	DME
32	Hearing Aids
40	Home Health
PDN	Private Duty Nursing — Not EPSDT
50	Hospice Services
60	Lab
65	Radiology
70	Transportation
FP	Family Planning
MH	Mental Health
PAS	Physician Assistant Specialty
SA	Substance Abuse
XM	Other Medical
S

Exhibit 10.6.9

~~TABLE 9~~
~~HEALTH CARE ELEMENTS~~

		~~Professional~~	~~Dental~~	~~Transportation~~	~~Vision~~	~~Description~~
~~COMMON DATA~~
	~~HMO ID~~	~~X~~		~~X~~		~~HMO ID number assigned by Medicaid~~
	~~Record ID~~	~~X~~		~~X~~		~~HMO Number assigned to the record~~
	~~Patient Medicaid ID~~	~~X~~		~~X~~		~~Recipient ID Number~~
	~~Workers Comp~~	~~X~~		~~X~~		~~Y/N indicator that service is subject to workers comp or related~~
	~~Payment amount~~	~~X~~		~~X~~		~~Total amount paid by HMO~~
	~~Patient DOB~~	~~O~~		~~X~~		~~Patient’s DOB~~
	~~Date Claim received~~ 	~~X~~		~~X~~		~~Date Claim received by HMO~~
	~~Date of payment~~	~~X~~		~~X~~		~~Date of payment by HMO~~
	~~Status code~~	~~X~~		~~X~~		~~Status code p = paid, d = denied~~
	~~DETAIL AREA~~	~~X~~		~~X~~
~~0~~	~~Capitation Service Category~~	~~X~~		~~X~~		~~Classification of services according to list~~
~~1~~	~~Service Date From~~	~~X~~		~~X~~		~~Date service started~~
~~2~~	~~Service Date to~~ 	~~X~~				~~Date Service Ended~~
~~3~~	~~Procedure Code~~	~~X~~		~~X~~		~~HCPCS procedure code~~
~~4~~	~~1 Procedure Code Modifier~~	~~X~~				~~First modifier, if applicable~~
~~5~~	~~2 Procedure Code modifier~~ 	~~X~~				~~Second modifier, if applicable~~
~~6~~	~~Place of Service~~	~~X~~				~~Place of Service 1=Office, 2=inpatient hospital, 3 = outpatient hospital/ER~~
~~7.~~	~~Diagnosis Codes~~	~~X~~				~~ICD 9 CM diagnosis code~~
~~8~~	~~Units of Service~~	~~X~~		~~X~~		~~Units of service rendered~~
~~9~~	~~Servicing Provider Number~~	~~X~~		~~X~~		~~Provider SSN or Tax ID~~
~~0~~	~~Referring Provider Number~~	~~X~~		~~X~~		~~Individual group from who the patient was referred~~

~~X = Required O= Optional~~

Exhibit 10.6.9

~~TABLE 9B~~
~~HEALTH CARE ELEMENTS~~

		~~Inpatient~~	~~Outpatient~~	~~Home Health~~	~~Description~~
~~COMMON DATA~~
	~~HMO ID~~	~~X~~	~~X~~		~~HMO ID number assigned by Medicaid~~
	~~Record ID~~	~~X~~	~~X~~		~~HMO Number assigned to the record~~
	~~Patient Medicaid ID~~	~~X~~	~~X~~		~~Recipient ID Number~~
	~~Workers Comp~~	~~X~~	~~X~~		~~Y/N indicator that service is subject to workers comp or related~~
	~~Payment amount~~	~~X~~	~~X~~		~~Total paid by HMO~~
	~~Capitation Service Category~~	~~O~~	~~O~~		~~Classification of service, according to list~~
	~~Patient DOB~~ 	~~X~~	~~X~~		~~Patient’s DOB~~
	~~Admit Date/Service From Date~~	~~X~~	~~X~~		~~Date admitted to hospital~~
	~~Discharge Date~~	~~X~~	~~X~~		~~Date discharged from hospital~~
~~0~~	~~DRG Code~~	~~X~~			~~DRG Code~~
~~1~~	~~Patient Status~~	~~X~~			~~Status of patient at end of stay 1= discharged to home, 2=discharged to LTC facility, 3=death, 4=other~~
~~Surgery Data (Up to 3 times)~~
~~2~~	~~Procedure Code~~	~~X~~			~~CPT/HCPCS Codes~~
~~3~~	~~Surgery Date~~	~~X~~			~~Surgery Date, if applicable~~
~~4~~	~~Admitting Diagnosis Code~~	~~X~~			~~ICD 9CM diagnosis on admittance~~
~~5~~	~~Discharge Diagnosis~~	~~X~~			~~ICD 9CM diagnosis on discharge~~
~~6~~	~~Attending Physician Code~~	~~X~~			~~Attending Physician SSN or Tax ID~~
~~7~~	~~Servicing provider Number~~	~~X~~			~~Facility/agency rendering care tax id~~
~~8~~	~~Referring provider number~~	~~X~~			~~Individual/group from whom the patient was referred, SSN or tax id~~
~~9~~	~~Date claim received~~ 	~~X~~			~~Date Claim received by HMO~~
~~0~~	~~Date of Payment~~	~~X~~			~~Date of payment by HMO~~
~~1~~	~~Status Code~~ 	~~X~~			~~Status code p = paid, d = denied~~
~~DETAIL AREA~~
~~2~~	~~Capitation Service Category~~				~~Classification of services according to list~~
~~3~~	~~Service Date From~~				~~Date service started~~
~~4~~	~~Service Date to~~ 				~~Date Service Ended~~
~~5~~	~~Procedure Code~~				~~HCPCS procedure code~~
~~6~~	~~Procedure Code Modifier~~				~~modifier, if applicable~~
~~7~~	~~Units of Service~~				~~Units of service rendered~~
~~8~~	~~Revenue Code~~				~~Identifies the services rendered in these settings~~
~~9~~	~~Clinic Code~~				~~Identifies specialty clinic in the outpatient hospital setting~~
~~X = Required~~
~~O= Optional~~

Exhibit 10.6.9
 ~~TABLE 9C~~
~~HEALTH CARE DATA ELEMENTS~~

~~DRUG~~
~~HMO ID~~	~~X~~	~~HMO ID number assigned by Medicaid~~
~~Record ID~~	~~X~~	~~HMO Number assigned to the record~~
~~Patient Medicaid ID~~	~~X~~	~~Recipient ID Number~~
~~Workers Comp/Accident Ind~~	~~X~~	~~Y/N indicator that service is subject to workers comp or related~~
~~Payment amount~~	~~X~~	~~Total paid by HMO~~
~~Pharmacy Number~~	~~X~~	~~Pharmacy provider SSN or Tax ID~~
~~Prescribing Provider Number~~	~~X~~	~~Prescribing provider SSN or Tax ID~~
~~Recipient DOB~~	~~X~~	~~Patient date of birth~~
~~Date Dispersed~~	~~X~~	~~Date drug was dispersed~~
~~NDC Number~~	~~X~~	~~NDC code of the substance dispensed~~
~~Metric Quantity~~	~~X~~	~~Quantity of the substance dispensed and the units of measure~~
~~Days Supply~~	~~X~~	~~Days supply of the drug dispensed~~
~~Refill Indicator~~	~~X~~	~~Number of available refills after the dispensing date~~
~~Capitation Service Category~~	~~X~~	~~Classification of service according to list~~
~~Date Claim Received~~ 	~~X~~	~~Date claim received by HMO~~
~~Date of Payment~~	~~X~~	~~Date payment made by HMO~~
~~Status code~~ 	~~X~~	~~Status code p=paid, d= denied~~

~~TABLE 9D~~
~~CAPITATION SERVICE CATEGORY LIST~~

~~0 1A~~	~~PRIMARY Care Physician, Nurse Practitioners, Physician Assistant~~
~~01b~~	~~Specialty Physician~~
~~02~~	~~EPSDT~~
~~03~~	~~Inpatient Hospital~~
~~04~~	~~Outpatient Hospital~~
~~05~~	~~Laboratory~~
~~06~~	~~Radiology~~
~~07~~	~~Prescription Drugs~~
~~08~~	~~Family Planning~~
~~09~~	~~Outpatient Therapies~~
~~10~~	~~Podiatrist Services~~
~~11~~	~~Chiropractic Services~~
~~12~~	~~Optometrist Services~~
~~13~~ 	~~Optical Appliances~~
~~14~~	~~Hearing Aids~~
~~15~~	~~Home Health Agency Services~~
~~16~~	~~Hospice Services~~

Exhibit 10.6.9

~~17~~	~~Durable Medical Equipment~~
~~18~~	~~Medical Supplies~~
~~19~~	~~Prosthetics and Orthotics~~
~~20~~	~~Dental Services~~
~~21~~	~~Transportation~~

Exhibit 10.6.9
A.7.12 Reserved
~~Table 10 Third Party Liability Collections~~

~~The contractor shall report quarterly the categories of all third party liability collections to DMAHS and shall include a complete disclosure demonstrating its efforts to obtain payment from liable third parties and the amounts and nature of all third party payments recovered for Title XIX and NJ FamilyCare enrollees including but not limited to payments for services ad condition which are:~~
•	 ~~· Covered through coordination of benefits;~~

•	~~Employment related injuries or illnesses;~~

•	~~Related to motor vehicle accidents, whether injured as pedestrians, drivers, passengers or bicyclists; and~~

•	~~Contained in diagnosis Codes 800 through 999 (ICD9CM) with the exception of Code 994.6.~~

Exhibit 10.6.9
~~STATE OF NEW JERSEY~~
~~PLAN NAME                                                                                                                                                      Quarter Ending~~
~~TABLE 10~~
~~THIRD PARTY LIABILITY COLLECTIONS *~~

	~~Casualty Insurance~~			~~Health Insurance~~
	~~Employment~~ 	~~Motor Vehicle~~
~~Eligibility Category~~	~~Related~~	~~Related~~	~~Other~~
~~AFDC **~~
~~DYFS~~
~~SSI AGED W/MEDICARE+~~
~~SSI AGED W/O MEDICARE+~~
~~SSI DISABLED & BLIND W/ MEDICARE~~
~~SSI DISABLED & BLIND W/O MEDICARE~~
~~NJ FAMILYCARE~~
~~Total~~

~~*~~	~~Enter total amount collected for each eligibility category,~~

~~**~~	~~Include New Jersey care children and pregnant women~~

~~+~~	~~Include essential spouses~~

Exhibit 10.6.9
A.7.13 Reserved
 ~~Table 11 Provider Additions and Deletions~~
 ~~The contractor shall report, on a quarterly and annual basis, all additions and deletions to the provider network as well as closed panels. Report closed panels under the deletions portion of the table and state under the “Reason for change’ column: “Closed Provider Panel”. Include the names and locations of all new providers and subcontractors; decreases in the provider network; identified by provider type, name and location; an all PCPs, PCDs, CNPs/CNSs, physician assistants, physician specialists, and other subcontractors who are not accepting new patients. The contractor shall not allow enrollment freezes for any provider unless the same limitations apply to all commercially insured members as well or contract capacity limits have been reached.~~

Exhibit 10.6.9
~~STATE OF NEW JERSEY~~
~~Plan Name~~
                                                                                                       ~~Quarter Ending~~
 ~~TABLE 11~~
~~PROVIDER ADDITIONS AND DELETIONS~~

~~A) Total Physicians at Start of Quarter~~
~~b)Total Additions this quarter~~
~~c) Total Deletions this Quarter~~
~~d) Total Physicians at End of Quarter~~

~~Recruitment Rate~~	~~%~~
~~Disenrollment Rate~~	~~%~~
~~Growth Rate~~	~~%~~
 ~~=a+b+c~~
~~A. Listing of changes in Non Hospital Providers During Quarter~~

~~Name of Additions~~	~~Provider Type~~	~~Address & City~~	~~County~~	~~Reason for Change~~
~~Total Additions~~
~~Name of Deletions~~

~~Total Deletions~~
~~B. Listing of Contracted Hospital Changes~~

~~Name of Additions~~	~~Address & City~~	~~Reason for Change~~
~~Total Additions~~
~~Name of Deletions~~

~~Total Deletions~~

Exhibit 10.6.9
A.7.12 Reserved
~~Table 14 EPSDT Services~~
~~1. EPSDT Services~~

~~the following EPSDT Services reports sorted by age group (0-11.99 months, 1-2 years, 3-5~~
~~years, 6-9 years, 10-14 years, 15-18 years, and 19-20 years) and separated by Medicaid/NJ~~
~~FamilyCare Plan A and Medicaid/NJ FamilyCare Plans B, C, and D must be submitted quarterly:~~
~~a. Number of Enrollees Receiving at least One Initial or Periodic Screening Services. This~~
~~is an unduplicated count of individual who received one or more documented initial or~~
~~periodic screenings during the quarter.~~
~~b. Actual Number of Initial and Periodic Screening Services by Age. This includes combined~~
~~number of initial and periodic EPSDT child health screening examinations during the quarter.~~
~~Do not enter data for incomplete or inter-periodic screenings, or for vision, dental, or~~
~~hearing services.~~
~~2. Referrals to Specialists~~
 ~~a. Number of Referrals for Vision Assessments~~
~~b. Number of Referrals for Dental Assessments~~
~~c. Number of Referrals for Hearing Assessments~~
~~d. Number of Referrals for Mental Health Assessments e. Number of Referrals for Other Health Assessments~~
 ~~3. Appropriate Immunizations according to Age (Report only newly identified Cases).~~
~~Number of enrollees Receiving Immunizations Sorted by Age Group (0-11.99 months, 1-2 years, 3-5 years, 6-9 years, and 10+ years).~~
~~4. Lead Screenings and Treatments~~
~~a. total number of enrollees screened for Lead Toxicity (all ages).~~
~~b. Number of enrollees Screened Sorted by Age Group (9-18 months, 19-26 months, and 27-72 months).~~
~~c. Number of newly identified Lead Positive Enrollees with Blood Lead Level Between 10-14 µg/dl (low Toxicity).~~
~~d. Number of newly identified Lead Positive Enrollees with Blood Lead Level Between 15-19 µg/dl (Mild Toxicity).~~
~~e. Number of newly identified Lead Positive Enrollees with Blood Lead Level 20 µg/dl and Over (Moderate, High and Severe Toxicity).~~
~~f. Number of Enrollees Referred to Local Health Departments with Blood Lead level of 10 µg/dl and over~~
~~g. Number of Enrollees Receiving Treatments with chelation.~~
~~h. Number of Enrollees with Blood Lead level of 10 µg/dl and over placed in HMO Case Management Program.~~

Exhibit 10.6.9
~~STATE OF NEW JERSEY~~
~~Plan Name~~
                                                                                                       ~~Quarter Ending~~
~~TABLE 14~~

~~EPSDT SERVICES~~

~~Medicaid/NJ~~
~~1. EPSDT Services~~	~~FamilyCare A~~	~~FamilyCare B, C & D~~
~~unduplicated count of children screened~~
~~b. Number of screens by age: <1~~
~~1-2~~
~~3-5~~
~~6-9~~
~~10-14~~
~~15-18~~
~~19-20~~
~~Total number of screens~~

	~~Medicaid/NJ~~ 	~~FamilyCare B, C~~
~~2. Referrals to Specialist~~	~~FamilyCare A~~	~~& D~~
~~a. Vision referrals~~
~~b. Dental referrals~~
~~c. Hearing referrals~~
~~d. Mental health referrals~~
~~e. Other referrals~~

	~~Medicaid/NJ~~ 	~~FamilyCare B, C~~
~~3. Appropriate Immunizations According to Age~~	~~FamilyCare A~~	~~& D~~
~~a. Number of enrollees receiving immunizations by age: <1~~
~~1~~
~~1-2~~
~~3-5~~
~~6-9~~
~~10+~~
~~Total number of enrollees receiving immunizations~~

~~4. Lead screenings and Treatments~~	~~Medicaid/NJ~~	~~FamilyCare B, C~~
~~Report only newly identified Cases~~	~~FamilyCare A~~	 ~~& D~~
~~a. Total No. of enrollees screened (all ages)~~
~~b. No. of enrollees screened by age:~~
~~19-18 months~~
 ~~19-26 months~~
~~27-72 months~~
~~c No. of enrollees with low toxicity (BLL 10-14 µg/dl) Ages~~
~~19-18 months~~
 ~~19-26 months~~
~~27-72 months~~
~~c No. of enrollees with mild toxicity (BLL 15-19 µg/dl) Ages~~
~~19-18 months~~

Exhibit 10.6.9

~~4. Lead screenings and Treatments~~	~~Medicaid/NJ~~	~~FamilyCare B, C~~
~~Report only newly identified Cases~~	~~FamilyCare A~~	 ~~& D~~
 ~~19-26 months~~
~~27-72 months~~
~~e No. of enrollees with high toxicity (BLL = 20 µg/dl) Ages~~
~~19-18 months~~
 ~~19-26 months~~
~~27-72 months~~
~~f. no. of enrollees referred to LHDs (BLL = 10 µg/dl)~~
~~g. . no. of enrollees being treated with chelation~~
~~h. . no. of enrollees with BLL = 10 µg/dl placed in HMO case management~~
~~NOTE: if a response is 0, provide explanation~~

Exhibit 10.6.9
A.7.18
Table 16 Ratio of Prior Authorizations Denied to Requested
The contractor shall report the number of prior authorizations requested and denied each quarter by category of service. If prior authorization is not required, indicate “NA” for not applicable.

Exhibit 10.6.9
STATE OF NEW JERSEY
Plan Name                                                                                                                                                               Quarter Ending
TABLE 16
RATE OF PRIOR AUTHORIZATIONS DENIED TO REQUESTED

	Number of PAs	Number of PAs
Category of Service	requested	denied	% of PAs Denied
Inpatient Hospital
Primary Care
Physician Specialty Services
Outpatient Hospital
Other Professional Services
~~Emergency Room~~
DME/Medical Supplies
Prosthetics & Orthotics
Dental
Pharmacy
Formulary
Off-Formulary
HIV/AIDS Reimbursable Drugs
Home Health Care
Transportation
~~Lab & X-Ray~~
~~Vision Care & Eyeglasses~~
~~Mental Health~~
~~Substance Abuse~~
~~Hospice~~
Private Duty Nursing
Other Medical
Total

Exhibit 10.6.9
A.7.21 HMO Financial Reporting Manual for Medicaid/NJ FamilyCare Rate Cell Grouping Costs ~~Table 19A, Parts A through V.~~

Exhibit 10.9
HMO Financial
~~Guide~~ Reporting Manual
for ~~Reporting~~ Medicaid/NJ FamilyCare Rate
Cell Grouping Costs
State of New Jersey
~~Revised Date: March – January 2004~~
~~Effective Date: State Fiscal Year 2005~~

Contents

1. Introductions	2
2. General Instructions	7
3. Report ~~Guidelines~~ Specifications	9
•	Report # 1: Lag Report (Table 20, Parts A—E)	9

•	Report # 2: Income Statements by Rate Cell Grouping (Table 19, Parts A—V) 16 ~~13~~
o	Table 19, Parts A—S3: Medicaid/NJ FamilyCare At-Risk Groupings

o	Table 19, Part T: Non-State Plan Services

o	Table 19, Parts U and V: Managed Care Service Administrator Groupings
•	Report # 3: Maternity Outcome Counts (Table 21)	292~~2424~~
•	Report # 4: Claims Processing Lag Reports (Parts A—B)	30~~2525~~
•	Report # 7: Stop Loss Summary (Parts A—C)	35~~2929~~
•	Report # 10: Third Party Liability Collections	36~~3030~~
•	~~Report # 3: Maternity Outcome Counts (Table 21)~~	~~22~~

4. Incurred — But Not Reported (IBNR) Methodology	Appendix A

5. Report Forms	Appendix B

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Introduction
Purpose
The objective of this Financial ~~Guide~~  Reporting Specifications is to ensure uniformity, accuracy and completeness in reporting Medicaid/NJ FamilyCare rate cell groupings. In addition, the provision of this ~~Guide~~  Reporting Specifications to the HMOs will help to eliminate inconsistencies, and reports can vary in the presentation of items such as allocation of expense, accrual of incurred-but-not-reported (IBNR) claims, handling of maternity claims, and other items. All reports ~~should~~ shall be submitted as outlined in the general instructions. The financial reports submitted from this ~~Guide~~  Financial Reporting Specifications will be used in future rate setting and to better assess the financial performance of HMOs.
The reports in this ~~Guide~~  Financial Reporting Specifications are to supplement, not replace, the reporting requirements currently required in the Division of Medical Assistance and Health Services (DMAHS) Managed Care Contract (please refer to Section A of the contract). Key differences between this ~~Guide~~  Financial Reporting Specifications and the reports currently submitted to the State are as follows:
•	Rate cell grouping detail;

•	Regional detail;

•	IBNR calculation detail;

•	Timing of submissions.
Rate Cell Groupings
This ~~Guide~~  Financial Reporting Specifications requires key cost reporting by rate cell grouping. Rate cells have been combined into nineteen rate cell groupings for these reporting purposes (seventeen rate cell groupings for Medicaid/NJ FamilyCare Managed Care at-risk populations and two rate cell groupings for Managed Care Service Administrator (MCSA) populations). Please note where Acquired Immunodeficiency Syndrome (AIDS) individuals are included or excluded in the rate cell groupings. Also note that maternity and newborn costs are reported as ~~a~~ separate rate cell groupings and ~~should~~ shall be excluded from other rate cell groupings. The rate cell groupings are as follows:

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

		Capitation
Rate Cell Reference	Rate Cell Grouping	Code	Description
Table # 19 — Parts A, B, C	AFDC/NJCPW/NJ KidCare A (Excluding AIDS)	125R1-125R3 143R1-143R3 171R1-171R3 172R1-172R3 183R1-183R3	Individual eligible for Aid to Families with Dependent Children (AFDC) New Jersey Care Pregnant Women (NJCPW), or NJ KidCare A (children below the age of 19 with family incomes up to and including 133% of the federal poverty level (FPL)), excluding individuals with AIDS.
Table # 19 — Part D	DFYS Clients (Excluding AIDS)	32599,34399	Individuals eligible through the Division of Youth and Family services (DYFS), ~~also known as~~  including Foster Care children and children with Adoption Assistance, excluding individuals with AIDS.
Table # 19 — Part E	ABD with Medicare — DDD (Excluding AIDS)	48399	ABD (Aged, Blind, and/or Disabled) individuals who receive Medicare and are eligible for services through the Division of Developmental Disabilities (DDD), excluding individuals with AIDS.
Table # 19 — Part F	ABD with Medicare Non- DDD (Excluding AIDS)	711R1-711R3 813R1-813R3 823R1-823R3	ABD individual who receive Medicare and are not eligible for services through the DDD, excluding individuals with AIDS.
Table # 19 — Part G	Non-ABD — DDD (Excluding AIDS)	47399	Non-ABD individual eligible for services through the DDD, excluding individuals with AIDS.
Table # 19 — Part H	ABD without Medicare — DDD (including AIDS)	49399	ABD individuals not receiving Medicare and eligible for services through the DDD, including individuals with AIDS.
Table # 19 — Part I	ABD without Medicare — Non-DDD (including AIDS)	71099, 81099	ABD individuals not receiving Medicare and not eligible for services through the DDD, including individuals with AIDS
Table # 19 — Part J	NJ KidCare B7C (excluding AIDS)	62599, 6399	Eligible children under age 19 with family income above 133% and up to and including 200% FPL, excluding individuals with AIDS.
Table # 19 — Part K	NJ KidCare D (excluding AIDS)	92599, 93399	Eligible children under age 19 with family income above 201% and up to and including 350% FPL, excluding individuals with AIDS.
Table # 19 — Part M	NJ FamilyCare Parents 0-133% FPL (excluding AIDS)	57199, 57899, 58499	Parents with dependent children with family income between 0 and 133% FPL, excluding individuals with AIDS
Table # 19 — Part O	NJ FamilyCare Parents 134-2~~0~~50% FPL (excluding AIDS)	95499, 97499, 98499	Parents with dependent children with family income between 134% and 200% FPL, Parents/Caretakers with children below 23, and children from the age of 19 through 22 years who are fulltime students who do not qualify for AFDC Medicaid with family incomes up to and including 250% of FPL, excluding individuals with AIDS.

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Capitation
Rate Cell Reference	Rate Cell Grouping	Code	Description
250% of FPL, excluding individuals with AIDS.

Special Populations Data
Table # 19 — Part P	ABD with Medicare — AIDS	28499, 48499	ABD individuals with AIDS who receive Medicare, including those eligible for DDD, excluding the risk-adjusted populations.
Table # 19 — Part Q	Non-ABD — AIDS	27499, 47499, 27699	Non-ABD individuals with AIDS including AFDC, NJCPW, NJ KidCare, DYFS, and NJ FamilyCare Parents, excluding the risk-adjusted populations.
Table # 19 — Part R1	Maternity	N/A	Please refer to criteria outlined in the instructions for Report # 2R1 ~~and#3(Table 21)~~ in the Report ~~Guidelines~~ Specifications section.
Table # 19 — Part R2	Newborn	Includes newborn claims costs associated within: 103R1- 103r3, 30399, 60399, 80399, 90399	Please refer to criteria outlined in the instructions for Report # 2R2, in the Report ~~Guidelines~~ Specifications section.
Table # 19 — Part U	NJ Familycare Adults 0—100% FPL (excluding AIDS)	65499, 67499, 68499	Single Adults and couples without dependent children with family income between 0% and 100% FPL, adults and couples without dependent children under the age of 23 with family incomes up to and including 250% FPL, excluding individuals with AIDS. Includes Health Access individuals without dependent children.
Table # 19 — Part V	Adult Restricted Aliens	40199, 40299, 40399	Classification based on restricted alien status PSCs 310—330, 410-4~~7~~ 30, 470 and 380 over the age of 20, or NJ FamilyCare PSCs 763, and 497 and 498 with corresponding cap codes.

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Introduction
Geographic Regions
Some of the reports in this ~~Guide~~ HMO Reporting Specifications request information from the three geographic regions corresponding to those used in rate setting. Listed below are the counties included in each geographic region.

Northern (Region 1)	Central (Region 2)	Southern (Region 3)
Bergen	Essex	Atlantic
Hudson	Mercer	Burlington
Hunterdon	Middlesex	Camden
Morris	Union	Cape May
Passaic		Cumberland
Somerset		Gloucester
Sussex		Monmouth
Warren		Ocean
Salem

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

General Instructions
The following are ~~general guideline~~ general instructions for completing the various reports required to be submitted by the HMOs to the State. These instructions are designed to promote uniformity in reporting.
Due Dates
All Medicaid/NJ FamilyCare revenues and expenses must be reported using the accrual basis of accounting except for Report# 2 Parts T-V (non-State Plan Services by rate cell grouping and MCSA groupings). Report # 2 Parts T-V ~~should~~ shall be reported on a paid basis. Reports shall be submitted quarterly and are due 45 days following each quarter end.
Quarterly Reports

Quarter Ending:	Due Date
March 31	May 15
June 30	August 15
September 30	November 15
December 31	February 15
If a due date falls on a weekend or state holiday, reports will be due the next business day. Please submit the completed reports to:
State of New Jersey
Director, HMO Financial Reporting
Daved.Moran@dhs.state.nj.us
~~and~~
~~Tanti.Dararutana@dhs.state.nj.us~~

and

Mercer Government Human Services Consulting
Actuarial Services
Mike.Nordstrom@mercer.com
Format
The HMO will submit these reports electronically ~~versions of these reports~~ , including notes to the financial statements, in the formula specified, to the e-mail addresses listed above. Copies of the reports are included in Appendix B of this manual.

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

General Instructions
Annual Audit Requirement
Please refer to Section 7.27 for the audit requirements in the ~~current DMAHS~~ managed care contract.
Other Instructions
Line titles and columnar headings of the various reports are, in general, self-explanatory. Specific instructions are provided for items that may have some question as to content. Any entry for which no specific instructions are included ~~should~~ shall be made in accordance with sound accounting principles and in a manner consistent with related items covered by specific instructions.
Incorporate adjustments to prior data in the current reporting period. Adjustments for prior period IBNR estimates ~~should~~ shall be included on Report # 2, Table 19, Parts S1 and S2, in Line 402, and a detailed reconciliation shall be included on Report # 2, Table 19, Part S3. Information about any adjustments that pertain to prior periods ~~should~~ shall be explained in a note t the reports. However, if there was material error in preparation of the prior period report, a revised report ~~should~~ shall be submitted.
Unanswered questions or blank lines on any report or schedule will render the report or schedule incomplete and may result in a resubmission request. Any resubmission must be clearly identified as such. If no answers or entries are to be made, write “Non”, “not Applicable (N/A)”, or “0” in the space provided. Always use predefined categories or classifications before reporting an amount as “other”.
Dollar amounts ~~should~~ shall be reported to the nearest dollar. Per member per month (PMPM) amounts, however, ~~should~~ shall be shown with two digits to the right of the decimal point.
Additional sheets referencing the applicable reports ~~can~~ must be attached for further explanation. You may also the contractor shall use “notes To Financial Reports” in Appendix B for write-ins and explanations.

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Report ~~Guidelines Specifications~~
Report # 1: Lag Reports (Table 20, Parts A-E)
Analyzing the accuracy of historical medical claims liability estimates is ~~helpful~~ necessary in assessing the adequacy of current liabilities. In addition, valid IBNR liability estimates are crucial when utilizing financial statements in the managed care rate setting process. The schedule provides the necessary information to make this analysis.
Information is provided on Inpatient Hospital, Physician, Pharmacy, and Other Medical Payments on Parts A through D, respectively with all rate cell groupings combined, excluding the Managed Care Service Administrator (MCSA) rate cell groupings. Lag report ~~see below for~~  information shall be provided for ~~services that are included in~~  each Medical Cost Grouping as defined below and map to the corresponding consolidated category of service for the corresponding incurral period within Report # 2, Table 19, Parts S1 and S2. A detailed reconciliation of the lag report information and Income Statements by Rate Cell Group shall be included on Report # 2, Table 19, Part S3. Information about any adjustments that pertain shall be explained in a not to the reports.

Consolidated	Income Statement	Managed Care Category	Medical Cost	Lag Report
Category of Service	Reference	of Service Codes	Grouping	Reference
~~Description~~
Inpatient Hospital	Table # 19 — Parts S1 & S2, Line 9	~~Inpatient hospital costs including ancillary services for enrollees while confined to an acute care hospital , including out of area (OOA) hospitalization.~~ 01	Inpatient Hospital	Table # 20 — Part A

Primary Care	Table # 19 — parts S2 & S2, Line 10	~~All costs associated with medical services provided in any setting by a primary care provider, including physicians and other practitioners.~~ 10P	Physician	Table # 20 — Part B

Physician Specialty Services	Table # 19 — parts S2 & S2, Line 11	~~All costs associated with medical services provided by a physician other than a primary care physician (PCP)~~  10S	Physician	Table # 20 — Part B
Pharmacy (not to include Reimbursable HIV/AIDS Drugs and Blood Products)	Table # 19 — parts S2 & S2, Line 18	~~Expenses for legend and non-legend drugs provided that include both ingredient costs and dispensing fees. Exclude expense reported to Human Immunodeficiency Virus (HIV/AIDS Reimbursable Drugs~~ 20N	Pharmacy	Table # 20 — Part C

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Consolidated	Income Statement	Managed Care Category	Medical Cost	Lag Report
Category of Service	Reference	of Service Codes	Grouping	Reference
~~Description~~
Reimbursable HIV/AIDS Drugs and Blood Products	Table # 19 — parts S2 & S2, Line 19	~~Specifically, protease inhibitors and certain other anti-retrovirals and factor VIII and IX blood clotting factors.~~ 20H	Pharmacy	Table # 20 — Part C

Outpatient Hospital (excludes ER)	Table # 19 — parts S2 & S2, Line 12	~~The facility component of the outpatient visit. The visit can be to a free standing clinic or to a hospital outpatient department~~  04N	Pharmacy	Table # 20 — Part D

Other Professional Services	Table # 19 — parts S2 & S2, Line 13	~~Compensation paid by the HMO to non-physician providers engaged in the delivery of medical services~~ 14, 15S, 17, PAS	Other	Table # 20 — Part D

Emergency Room	Table # 19 — parts S2 & S2, Line 14	~~The facility component of the emergency room visit as well as OOA emergency rooms costs.~~  04E	Other	Table # 20 — Part D

DME/Medical Supplies	Table # 19 — parts S2 & S2, Line 15	~~The cost of durable medical Equipment (DME) and supplies~~  30, 31, 32.	Other	Table # 20 — Part D

Prosthetics and Orthotics	Table # 19 — parts S2 & S2, Line 16	~~The cost of Prosthetics and Orthotics~~	Other	Table # 20 — Part D

Dental	Table # 19 — parts S2 & S2, Line 17	~~Expenses for all dental services provided~~	Other	Table # 20 — Part D

Home Health, Hospice, and PDN ~~Care~~	Table # 19 — parts S2 & S2, Line 20	~~Expenses for home health services provided, including nurses, aides and hospice costs and private duty nursing (PDN~~ ). 40, 50, PDN	Other	Table # 20 — Part D

Transportation	Table # 19 — parts S2 & S2, Line 21	~~Expenses for all ambulance, medical intensive care units (MICUs) and invalid coach services~~	Other	Table # 20 — Part D

Lab & X-ray	Table # 19 — parts S2 & S2, Line 22	~~The cost of all laboratory and radiology (diagnostic and therapeutic) services for which the HMO is separately billed.~~  60, 65.	Other	Table # 20 — Part D

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Consolidated	Income Statement	Managed Care Category	Medical Cost	Lag Report
Category of Service	Reference	of Service Codes	Grouping	Reference
~~Description~~
Vision Care including eyeglasses	Table # 19 — parts S2 & S2, Line 23	~~The cost of routine exams (by non-physicians) and dispensing glasses to correct eye defects. This category includes the cost of eyeglasses but excludes ophthalmologist costs related to the treatment of disease or injury to the eye.~~  09, 13~~.~~	Other	Table # 20 — Part D

Mental Health/substance Abuse	Table # 19 — parts S2 & S2, Line 24	~~The cost of mental health and substance abuse services including inpatient, physician services, outpatient hospital, other professional services, and other services associated with mental health or substance abuse treatment.~~  MH, SA.	Other	Table # 20 — Part D

EPSDT Medical and PDN	Table # 19 — parts S2 & S2, Line 26a	08D, EPM	Other	Table # 20 — Part D

EPSDT Dental	Table # 19 — parts S2 & S2, Line 26b	EPD	Other	Table # 20 — Part D

Family Planning	Table # 19 — parts S2 & S2, Line 27	~~The cost of family planning services, including medical history and physical examinations (including pelvic and breast), diagnostic and laboratory tests, drugs and biologicals, medical supplies and devices, counseling, continuing medical supervision, continuity of care and genetic counseling~~ , FP	Other	Table # 20 — Part D

Other Medical	Table # 19 — parts S2 & S2, Line 28	~~Medical expenses not included above.~~  XM	Other	Table # 20 — Part D
The schedules are arranged with the month of service horizontally and the month of payment vertically. Therefore, payments made during the current month for services rendered during the current month would be reported in Line 1, Column 3, while payments made during the current month for services rendered in prior months would be reported on Line 1, Columns 4 through 39. Please note that columns 13 through 38 and rows 11 through 36 are hidden in the sample worksheet. Lines 1 through 3 contain data for payments made in the current period. Earlier data on

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Lines 4 through 37 ~~should~~ shall match data on appropriate lines on the prior period’s submission. If Lines 4 through 37 change from the prior period’s submission, include an explanation. The current month is the last month of the period that is being reported. For example, in the report for the period ended June 30, 2003, the current month would be June 2003, and the first prior month would be May 2003. Do not include risk pool distributions as payments in this schedule.
Report # 1 must provide data for the period beginning with the first month the MO is responsible for providing medical benefits to Medicaid/NJ FamilyCare recipients, and ending with the current month.
Line 39 — Subcapitation payments ~~should~~ shall be reported here, by month of payment. They ~~should~~ are not to be included above line 39. For the current period, Line 39 ~~should~~ shall contain new data in Columns 3 through 5. Data in columns 6 through 38 ~~should~~ shall match data in appropriate columns on the prior period’s submission. If columns 6 through 38 change from the prior period’s submission, include an explanation.
Line 40 — Report pharmacy rebates anticipated for drugs dispensed this period. Adjust as appropriate any adjustment applicable to a prior period. Only complete for the Pharmacy Payment report, Part C.
Line 41 — the HMO ~~should~~ shall report payments on Lines 1—36. If the HMO makes a settlement or other payment that cannot be reported on Lines 1—36 due to lack of data, the amount ~~should~~ shall be reported on Line 41. If the service month(s) can be determined, the settlement dollars can be allocated to the service month. Otherwise, ~~with~~ the payment month can be used as a substitute for the service month. If an amount is shown on Line 41, in columns 3 through 5, include an explanation. If columns 6 and greater change from the prior submission, also include an explanation.
Line 42 — This line is the total amount paid to date for services rendered. Line 42 ~~should~~ shall equal the sum of Lines 38, 39 and 41. For the Pharmacy Payment report, Part C, also include Line 40.
Line 43 — This line provides the current estimate of remaining liability for unpaid claims for each month of service. The amount in each column on this line must be updated each period. The amount in Column 40 is the sum of amounts in Columns 3 through 39. The sum of the amounts in Column 40, in parts A through D, is the unpaid claim liability (IBNR and reported-but-unpaid-claims (RBUC)). Please refer to Attachment A for a methodology for calculating IBNR.
Line 44. The total incurred claims is the sum of Lines 42 (the amounts paid to date) and Line 43 (estimate of unpaid claims liability). Amounts on Line 44 are shown for each month.
The State recognizes that claims liabilities may include the administrative portion of claim settlement expenses. Any liability for future claim settlement expense must be disclosed in the notes in the reports.
The Family Care Adults 0—100 percent of FPL, Health Access individual without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations are classified into two groups under the MCSA program. As the State has assumed the responsibility for financial risk for medical costs of these populations, the medical expenses for these populations ~~should~~ shall be excluded from Parts A—D of the Lag Report. All medical expenses for these populations must be reported within Part E of the Lag Report.

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Report ~~Guidelines~~ Specifications
Report # 2: Income Statement by Rate Cell Groupings (Table 19, Parts A—V)
This report is meant to provide detailed summary information on revenues and expenses. A separate report is to be completed for each of the ~~seventeen~~ fifteen rate cell groupings and for Maternity and Newborn with Report #2, Part S1 and S2 being the summations of Parts A-R2 respectively. For quarter end and calendar year-to-date end. For reporting purposes, AIDS revenues and expenses are included or excluded from the rate cell groupings as indicated on the report forms and in the chart defining the rate cell groupings provided on page 2.
Additionally, State fiscal year-end information will be provided on the first fiscal quarter ending reports (September 30). This information shall include all data with incurred dates through the most recent completed state fiscal year, with paid data through September 30 (incurred in 12 months, paid in 15 months) Reports are to be completed for each of the fifteen rate cell groupings and for Maternity and Newborn categories. Besides quarter ending September 30, this information is not required for any other quarter ending time periods.
The Family Care Adults 0—100 percent of FPL, Health Access individual without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations are classified into two groups under the MCSA program. As the State has assumed the responsibility for financial risk for medical costs of these populations, the medical and administrative expenses and premiums for these populations ~~should~~ shall be excluded from all rate cell groupings in Parts A—T and reported separately in Parts U and V. Part V has been created to provide information on services for the non-risk Adult Restricted Aliens (excluding pregnant women). The Adult Restricted Aliens (excluding pregnant women) expenses and revenues, which have been scattered across several COAs ~~should~~ shall now only be included in Part V. Revenue and expenses for non-risk FamilyCare Adults 0—100 percent of FPL will be reported within Part U.
Do not include maternity or newborn revenues or expenses in Part A—Q. Only include maternity or newborn revenues and maternity expenses on the Income Statement for Maternity, Part R1, and for all Rate Cell Groupings, Parts S1 and S2. Include newborn expenses on the Income Statement for Newborn, Part R2, and for all Rate Cell Groupings, Parts S1 and S2. Include Maternity costs associated with the following codes for still births or live births after the twelfth week of gestation, excluding elective abortions:
ICG—9 Diagnosis Codes:
•	640.01, 640.81, 640.91

•	641.01, 641.11, 641.21, 641.31, 641.81, 641.91,

•	642.01, 642.11, 642.21, 642.21, 642.31, 642.41, 642.51, 642.64, 642.71, 642.91, 642.02, 642.12, 642.22, 642.21, 642.31, 642.41, 642.51, 642.61, 642.71, 642.91, 642.92

•	643.01, 643.11, 643.21, 643.81, 643.91,

•	645.01

•	646.01, 646.11, 646.12, 646.21, 646.22, 646.31, 646.41, 646.42, 646.51, 646.52, 646.61, 646.62, 646.71, 646.81, 646.82, 646.91

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

•	647.01, 647.11, 647.21, 647.31, 647.41, 647.51, 647.61, 647.61, 647.81, 647.91, 647.02, 647.12, 647.11, 647.21, 647.32, 647.42, 647.52, 647.62, 647.82, 647.92

•	648.01, 648.11, 648.21, 648.31, 648.41, 648.51, 648.61, 648.71, 648.81, 648.91, 648.02, 648.12, 648.22, 648.32, 648.62, 648.52, 648.62, 648.82, 648.92

•	650 (and any or no trailing characters)

•	651.01, 651.11, 651.21, 651.31, 651.41, 651.51, 651.61, 651.81, 651.91

•	652.01, 652.11, 652.21, 652.31, 562.41, 652.51, 652.61, 652.71, 652.81, 652.91

•	653.01, 653.11, 653.21, 653.31, 563.41, 653.51, 653.61, 653.71, 653.81, 653.91

•	654.01, 654.11, 654.21, 654.31, 564.41, 654.51, 654.61, 654.71, 654.81, 654.91, 654.02, 654.12, 654.22, 654.32, 564.42, 654.52, 654.62, 654.72, 654.82, 654.92

•	655.01, 655.11, 655.21, 655.31, 565.41, 655.51, 655.61, 655.71, 655.81, 655.91

•	656.01, 656.11, 656.21, 656.31, 566.41, 656.51, 656.61, 656.71, 656.81, 656.91

•	657.01

•	658.01, 658.11, 658.21, 658.31, 568.41, 658.81, 658.91

•	659.01, 659.11, 659.21, 659.31, 569.41, 659.51, 659.61, 659.71, 659.81, 659.91

•	660.01, 660.11, 660.21, 660.31, 660.41, 660.51, 660.61, 660.71, 660.81, 660.91

•	661.01, 661.11, 661.21, 661.31, 661.41, 661.91

•	662.01, 662.11, 662.21, 662.31,

•	663.01, 663.11, 663.21, 663.31, 663.41, 663.51, 663.61, 663.81, 663.91

•	664 (and any or no trailing characters)

•	665.01, 665.11, 665.31, 665.41, 665.51, 665.61, 665.71, 665.81, 665.91, 665.22, 665.72, 665.92, 665.92

•	666.02, 666.12, 666.22, 666.32

•	667.02, 667.12

•	668.01, 668.11, 668.21, 66.881, 668.02, 668.12, 668.22, 668.82

•	669.01, 669.11, 669.21, 669.31, 669.41, 669.51, 669.61, 669.71, 669.81, 669.91, 669.02, 669.12, 669.22, 669.32, 669.42, 669.82, 669.92

•	670.02

•	671.01, 671.11, 671.21, 671.31, 671.42, 671.51, 671.81, 671.91, 671.01,671.12, 671.22, 671.52, 671.82, 671.92

•	672.02

•	673.01, 673.11, 673.21, 673.31, 673.81, 673.02, 673.12, 673.22, 673.32, 673.82

•	674.01, 674.02, 674.12, 674.22, 674.32, 674.42, 674.82, 674.92

•	675.01, 675.11, 675.21, 675.81, 675.91, 675.02, 675.12, 675.22, 675.82, 675.92

•	676.01, 676.11, 676.21, 676.31, 676.41, 676.51, 676.61, 676.81, 676.91, 676.02, 676.12, 676.22, 676.32, 676.42, 676.52, 676.62, 676.82, 676.92, 677 (no other characters)

•	V27, V27.0, V27.2, V27.3, V27.4, V27.5, V27.6, V27.7, V27.9
    CPT-4 Codes
•	59400, 59409, 59410, 59412, 59414, 59430, 59510, 59510, 59514, 59515, 59525, 59610, 59612, 59614, 59618, 59620, 59622, 59821
Revenue Codes

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

•	720, 722, 724, 729
Additionally, Report R2 (Income Statement for Newborn) includes newborn claims for the partial month of birth and the first two (2) months therefter, previously reported in the AFCD/NJCPW/KidCare A, NJ KidCareB, C, and D, DYFS, and Blind/Disabled rate cell groupings — Age ~~should~~ shall be determined by counting the child’s age as of their last birthday, on the first of the month in which the claim is incurred.
Except for non-State Plan services (Part T) and MCSA reports (Parts U — V), all revenues and expenses must e reported on Report # 2 using the accrual basis of accounting for the requested period of the calendar year. Cumulative YTD revenues and expenses are also required in this report. Each report is based on statewide reporting except for the rate cell grouping AFDC/NJCPW/NJ KidCare A, which is to be reported for each of the Northern, Central and Southern region (Report # 2). Each report must provide total dollar amounts and PMPM amounts. Cells shaded are not to be filled out. ~~Report # 2 Part S must reconcile to reports #6A and #6B for the Medicaid managed care at rsik populations. Report # 2 Parts U and V must reconcile to reports #6D and #6E (reports #6D and #6E on a paid basis) respectively, for the MCSA groups.~~

The non-State Plan services (See: supplemental Benefits, Article 4.8.1 of the contract) report (Part T) has been created to provide information on benefits/services reported within Report # 2, Parts A—S2 in excess of the State Plan. All medical and administrative expenses must be reported using actual incurred and paid data for the current period of the calendar year. Unit cost expenses for the non-State Plan services must also be provided. An ~~E~~ example~~s~~ of non-State Plan approved medical expense would be ~~child car seat~~  enhanced eyeglass allowance and over the counter drugs for adults.
All medical and administrative expenses within the MCSA reports (Parts U — V) must be reported using paid data for the current period of the calendar year.
Member Months
A member month is equivalent to the one member for whom the HMO has recognized capitation-based revenue for the entire month. Where the revenue is recognized for only part of a month for a given individual, a partial, pro-rated member month ~~should~~ shall be counted. A partial member month is pro-rated based on the actual number of days in a particular month. The member months ~~should~~ shall be reported on a cumulative basis by the rate cell grouping as shown on the report. Enter the number of member months for the current period in the second column of the member months line and the member months for the year to date in the fourth column.
The Maternity Income Statement, Part R1 ~~should~~ shall list number of deliveries, rather than member months. Newborn member months, as defined in the previous section, will be reported within Part R2 and are not to be included with Parts S1—S2.
Revenue
Line 1 — Capitated Premiums — revenue recognized on a prepaid basis for enrollees for provision of a specified range of health services over a defined period of time, ~~normally~~ generally one month. If advance payments are made to the HMO, for more than one reporting period, the portion of the

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

payment that has not been earned must be treated as a liability (Unearned Premiums). Refer to Part S3 for reconciliations.
Line 2 — supplemental Premiums — Revenue paid to the HMO in addition to capitated premiums for certain services provided. See Lines 2a through 2f below.
Line 2a — Maternity 1— Supplemental payment per pregnancy outcome. This line item should shall only be included in Part R1 (Maternity) and Parts S1 and S2 (all rate cell groupings).
Line 2b — Reimbursable HIV/AIDS Drugs and blood Products — Supplemental payment for HIV/AIDS Drugs (protease inhibitors and effective 7/1/01 other anti-retrovirals) and clotting factor VIII and IX blood products.
Line 2c — early and Periodic Screening, Diagnosis and Treatment (EPSDT) Incentive Payment — Supplemental payment for EPSDT services.
Line 2d — Reimbursable Medical and Hospital — Supplemental payment for medical and hospital expenses for FamilyCare Adults 1—100 percent of FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations who are under a MCSA program. This revenue ~~should~~ shall only be included in Part U (FamilyCare Adults 0—100 percent FPL) and part V (Adult Restricted Aliens) and ~~should~~ is not be included in Parts S1 and S2 (all Rate Cell Groupings).
Line 2e — Managed Care service Administrator Premium — supplemental payment for administrative expenses for FamilyCare Adults 1—100 percent of FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations who are under a MCSA program. This revenue ~~should~~ shall only be included in Part U (FamilyCare Adults 1—100 percent of FPL) and Part V (Adult Restricted Aliens), and ~~shoule~~ is not ~~be~~ included in Parts S1 and S2 (All rate cell groupings).
Line 2f — Other — Any other revenue paid by DMAHS to the HMO in addition to capitation for covered services that is not included in lines 2a, 2b, 2c, 2d, or 2e above.
Line 3 — Total Premiums — All Medicaid/NJ FamilyCare premiums paid to the HMO reported on lines 1, 2a, 2b, 2c, 2d, 2e, and 2f. A detailed reconciliation of total premiums received and reported on the Income Statement in Part S1 shall be included on Report # 2, Table 19, Part S3. Information about any differences shall be explained in a note to the reports.
Line 4 — interest — Interest earned from all sources including escrow and reserve accounts.
Line 5 — C.O.B. — Income from Coordination of Benefits and Subrogation. Alternatively, COB for a particular claim may be recognized as a negative claim expense.

[1]	Because costs for pregnancy outcomes were not included in the capitation rates, a separate maternity ~~premium~~ payment is paid for pregnancy outcomes (each live birth, still birth, or miscarriage occurring at ~~after~~ or after the ~~twelfth~~ thirteenth (~~12~~ 13th) week of gestation). This supplemental payment reimburses HMOs for its inpatient hospital, antepartum, and postpartum costs incurred in connection with delivery. Costs for care of the baby are included only for the first two months of newborn claims in the AFDC/NJCPW/NJ KidCare A, NJKidCare B, C, and D, DYFS, and Blind/Disabled rate cell groupings.

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Line 6 — Reinsurance Recoveries — Income from the settlement of claims resulting from a policy with a private reinsurance carrier.
Line 7 — Other Revenue — Revenue from sources not covered in the previous revenue accounts.
Line 8 — Total Revenue — Total revenue (the sum of lines 3 through 7).
Expenses
Medical and Hospital
Line 9 — Inpatient Hospital — code 01 — for description, see Medicaid/NJ FamilyCare Managed Care Contract.
~~Inpatient hospital costs including ancillary services for enrollees while confined to an acute care hospital, including OOA hospitalization.~~
Line 10 — Primary Care — Code 10P — For description, see Medicaid/NJ FamilyCare Managed Care Contract.
~~Includes all costs associated with medical services provided in any setting by a primary care provider, including physicians and other practitioners.~~
Line 11 — Physician Specialty Services — Code 10S — For description, see Medicaid/NJ FamilyCare Managed Care Contract.
~~All costs associated with medical services provided by a physician other than a PCP.~~
Line 12 — Outpatient Hospital (excludes ER) — Code 04N — For description, see Medicaid/NJ FamilyCare Managed Care Contract.
~~Includes the facility component of the outpatient visit to a free standing clinic or to a hospital outpatient department should shall be billed separately and reported in the appropriate service category line item, e.g. physician specialty services.~~
Lines 13 — Other Professional Services — Codes 14, 15S, 16, PAS — For description, see Medicaid/NJ FamilyCare Managed Care Contract.
~~Compensation paid by the HMO to non-physician providers engaged in the delivery of medical services~~
Line 14 — Emergency Room — Code 04E — For description, see Medicaid/NJ FamilyCare Managed Care Contract.
~~The facility component of the emergency room visit as well as OOA emergency rooms costs.~~
Line 15 — DME/Medical Supplies — codes 30, 31, 32 — For description, see Medicaid/NJ FamilyCare Managed Care Contract.
~~The cost of durable medical Equipment (DME) and supplies~~

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Line 16 — Prosthetics and Orthotics — Code 18 — For description, see Medicaid/NJ FamilyCare Managed Care Contract.
~~Includes the cost of Prosthetics and Orthotics~~
Line 17 — Covered Dental — code 11 — For description, see Medicaid/NJ FamilyCare Managed Care Contract.
~~Expenses for all covered dental services.~~
Line 18 — Pharmacy (not to include Reimbursable HIV/AIDS Drugs and Blood Products)- Code 20N — For description, see Medicaid/NJ FamilyCare Managed Care Contract.
~~Expenses for legend and non-legend drugs provided that include both ingredient costs and dispensing fees. Exclude expense reported to Human Immunodeficiency Virus (HIV/AIDS Reimbursable Drugs on line 19.~~
Line 19 — Reimbursable HIV/AIDS Drugs and Blood Products ~~Reimbursable HIV/AIDS Drugs~~  Code 20H — For description, see Medicaid/NJ FamilyCare Managed Care Contract.
~~HIV/AIDS Drugs (protease inhibitors and other anti-retrovirals) and clotting factor VIII and IX blood products. This expense should shall equal the amount on Revenue Line 2b.~~
Line 20 — Home Health, Hospice, PDN ~~Care~~ — codes 40, 50, PDN- For description, see Medicaid/NJ FamilyCare Managed Care Contract.
~~Expenses for home health services provided, including nurses, aides and hospice costs and private duty nursing (PDN~~).
Line 21 — Transportation — Code 70 — For description, see Medicaid/NJ FamilyCare Managed Care Contract.
~~Expenses for all ambulance, medical intensive care units (MICUs) and invalid coach services~~
Line 22 — Lab & E-Ray — Codes 60, 65 — For description, see Medicaid/NJ FamilyCare Managed Care Contract.
~~The cost of all laboratory and radiology (diagnostic and therapeutic) services for which the HMO is separately billed~~.
Line 23 — Vision Care including Eyeglasses — Codes 09, 13 — For description, see Medicaid/NJ FamilyCare Managed Care Contract.
~~The cost of routine exams (by non-physicians) and dispensing glasses to correct eye defects. This category includes the cost of eyeglasses but excludes ophthalmologist costs related to the treatment of disease or injury to the eye.~~
Line 24 — Mental Health/Substance Abuse — Code MH, SA — For description, see Medicaid/NJ FamilyCare Managed Care Contract.
~~The cost of mental health and substance abuse services including inpatient, physician services, outpatient hospital, other professional services, and other services associated with mental health or substance abuse treatment.~~
Line 25 — Reinsurance Expenses — Expenses for reinsurance or “stop loss” insurance made to a contracted reinsurer.

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Line 26a — EPSDT Medical & PDN — codes 08D, EPM — For description, see Medicaid/NJ FamilyCare Managed Care Contract.
Line 26b — EPSDT Dental — code EPD — For description, see Medicaid/NJ FamilyCare Managed Care Contract.
~~Line 26 — Incentive Pool Adjustment — A reduction to medical expenses for adjusting the full medical expenses reported. For example, physician withholds retained by the HMO should shall be included here.~~
Line 27 — Family Planning — Code FP — For description, see Medicaid/NJ FamilyCare Managed Care Contract. ~~The cost of family planning services, including medical history and physical examinations (including pelvic and breast), diagnostic and laboratory tests, drugs and biologicals, medical supplies and devices, counseling, continuing medical supervision, continuity of care genetic counseling.~~
Line 2~~7~~ 8 — Other Medical — Code XM — For description, see Medicaid/NJ FamilyCare Managed Care Contract.
~~Medical expenses not included in lines 9 through 267.~~
Line 2~~8~~ 9— Total Medical and Hospital — the total of all medical and hospital expense (sum of lines 9 through 2~~7~~ 8)
Administration
Administration expenses ~~should~~ shall only be reported on ~~the~~ designated forms for the MCSA populations (Parts U andV) and the forms for all rate cell groupings (Parts S1—S2). Except for the MCSA rate cell groupings , this eliminates the need to allocate these costs across the remaining rate cell groupings. As the State has the responsibility for financial risk for medical costs of the NJ FamilyCare Adults 1-100 percent of FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations , the administrative expenses for these populations ~~should~~ shall be excluded from Parts S1-S2. The administration expenses for these populations ~~should~~ shall be reported separately in Parts U — V. Administration must also be reported on Part T if the HMO provides any non-State Plan services. Costs associated with the overall management and operation of the HMO including the following components.
Line ~~29~~ 30 — Compensation — All expenses for administrative services including compensation and fringe benefits for personnel time devoted to or in direct support of administration. Include expenses for management contracts. Do not include marketing expenses here.
Line 3~~0~~ 1 — Occupancy, Depreciation, and Amortization
Line 32~~10~~  Interest Expense. Interest paid during the period on loans.
~~Line 31 — Occupancy, Depreciation, and Amortization~~
Line 3~~2~~ 3 — Education/~~and~~ Outreach Marketing — Expenses incurred for education and outreach activities for enrollees. Expenses directly related to marketing activities including advertising,

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

printing, marketing salaries, and fringe benefits, commissions, broker fees, travel, occupancy, and other expenses allocated to the marketing activity.
Line 3~~3~~ 4 — Sanctions — Expenses related to events where DMAHS finds the contractor to be out of compliance with the program standards, performance standards, or the terms and conditions of the Medicaid managed care contract.
~~Line 33 — Marketing Expenses directly related to marketing activities including advertising, printing, marketing salaries, and fringe benefits, commissions, broker fees, travel, occupancy, and other expenses allocated to the marketing activity.~~
Line 35 44 — Corporate Overhead Allocations — all expenses for management fees, and other allocations of corporate expenses. Methodologies for allocated expenses may include PMPM, percent of revenue, percent of head counts and/or full-time equivalents (FTE), etc. Include an explanation of the expenses included and the basis of methodology in the notes to the financial reports.
Line 36 — Subcontracted/Delegated Administrative Services — Administrative portion of Delegated Administrative expenses such as Pharmacy Benefits Manager (PBM) or Third Party Administrator (TPA) payments that cover costs such as claims processing and medical management of the PBM/TPA. An example of TPA expenses includes dental subcontractors and delegated case management administrative expenses.
Line 3~~4~~ 7 — Other — Costs which are not appropriately assigned to the health plan administration categories defined in lines 30 to 36 above. An explanation for this expense must be detailed on Table 19, Part S3 for categories where the expense is greater than $250,000.
Line 3~~5~~ 8 — Total Administration — The total of costs of administration (the sum of line 2~~8~~ 9 through 3~~4~~ 7)
Line 3~~6~~ 9 — Total Expenses — The sum of Total Medical and Hospital expenses (Line 2~~8~~ 9) and total Administration (Line 3~~5~~ 8).
Line ~~37~~40 — Operation Income (Loss) Excess or deficiency of Total Revenue (line 8) minus Total Expenses Line 3~~6~~ 9).
Line ~~38~~ 41 — Extraordinary Item — A non-recurring gain or loss.
Line ~~39~~ 42 — Provision for State, Federal , and ~~o~~ Other ~~g~~ Governmental Income Taxes — All income taxes for the period.
Line 4~~2~~ 3 — Other than Income taxes — Expenses other than the state or federal income taxes (i.e. state assessments irrespective of profit position).
Line 44 ~~032~~ — Adjustment for prior period IBNR estimates — ~~should~~ shall include a reconciliation within Part S3 ~~and~~ an explanation of prior period IBNR estimates and a detailed calculation within Report # 2, Table 20, Parts A through D. A contra-expense would be reported if IBNR estimates exceeded actual expenses.

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Report ~~Guidelines~~ Specifications
In the explanation below, the term “IBNR” is used to represent all claims incurred, but unpaid. In statutory accounting for HMOs the incurred claims for a period are calculated as follows:

	Example for Quarter Ending	Example Using Dollars
	06/30/2003xx Reporting
	Period
Claims paid in the period	Claims Paid in quarter ending06/30/20~~03~~  xx		$48,000,000
+IBNR at the end of the period	+ IBNR as of 06/30/20~~03~~xx		$11,000,000
- IBNR at the end of the prior period	- IBNR as of 03/31/20~~03~~xx	–$	9,000,000
+Subcapitation Payments,Pharmacy Rebates, settlements at the end of the period	+Subcapitation Payments, Pharmacy Rebates, settlements as of 06/30/20xx	+$	500,000
- Subcapitation Payments, Pharmacy Rebates, settlements at the end of the prior period	- Subcapitation Payments, Pharmacy Rebates, settlements as of 3/31/20xx	–$	450,000
Claims incurred in the period	Claims incurred in quarter ending 06/30/20xx		$50,0~~0~~50,000

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Report ~~Guidelines~~Specifications
The above calculation can be split into two components — the first for services rendered in the period and the second for services rendered prior to the period, as follows:

	Incurred in Quarter	Incurred in		Total
	Ending	03/31/20~~03~~xx &
	06/30/20~~03~~xx	Prior
Claims paid in QTR ending 06/30/20 ~~03~~ xx	$39,500,000		$8,500,000	$48,000,000
+IBNR as of 06/30/20 ~~03~~ xx	$10,900,000		$100,000	$11,000,000
-IBNR as of 03/31/20 ~~03~~ xx	None		$9,000,000	$9,000,000
+ Subcapitation Payments, Pharmacy Rebates, Settlements as of 06/30/20xx	$50,000		$450,000	$500,000
- Subcapitation Payments, Pharmacy Rebates, Settlements as of 03/31/20xx	None		$450,000	$450,000
Recognized in QTR Ending 06/30/20 ~~03~~xx	$50,~~40~~50,000	—	$400,000	$50,~~00~~50,000
In the example, claims incurred in the quarter ending 06/30/20~~03~~ xx are $50.45 million. This is the amount that would be shown on Report # 2S Line 2~~8~~ 9; the Statewide Total hospital and Medical Expense for the 3 months ended 06/30/20~~03~~ xx. The negative $0.4 million would be reported on line ~~44032~~ Adjustment for prior period IBNR estimates. This is the effect of the estimation error for the prior year end IBNR. Such Estimation errors are to be expected, since the actual amount of unpaid claims will never exactly match the estimate made earlier.
The sum of the amounts on lines 2~~8~~ 9 and 44~~032 should~~ shall be consistent with the statutory accounting amount of claims recognized as incurred in the period, $50 million in the example above. ~~Information about a~~ Any non-claim adjustments for prior periods which are not to be grouped into Line 44~~032~~, but ~~not in Report #1~~, in line 45~~43~~, and ~~should~~ shall be explained in a note to the reports. A detailed reconciliation of prior period IBNR shall be included on Report # 2, Table 19, Part S3.
Line 45 43 — Non Cliam adjustments for Prior periods.
Line 46 541 — Net Income (loss) — Operation Income (Loss) (line ~~37~~ 40) minus Lines ~~38, 39,~~ 41, 42, 423, and ~~434~~ and 45~~043~~

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Report ~~Guidelines~~ Specifications
Report # 3 (Table 21): Maternity Outcome Counts
This report provides counts of second and third trimester maternity outcomes2 for the current period and year-to-date.
The HMO will provide counts for the following:
Live Births
-	Cesarean section deliveries

-	Vaginal deliveries
Non-Live Births
These counts will be reported for the following rate cell groupings and geographic areas.

Rate Cell Grouping	Geographic Area
AVDC/NJCPW/NJ KidCare A	Northern
AVDC/NJCPW/NJ KidCare A	Central
AVDC/NJCPW/NJ KidCare A	Southern
All Other	Statewide
Multiple births should be counted as one maternity outcome.

[2]	Still or live births at or after the ~~twelfth~~ thirteenth week of gestation, excluding elective abortions.

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Report ~~Guidelines~~ Specifications
Report # 4: Claims Processing Lag Report (Tables 4A & 4B)
This report is meant to provide a detailed summary of manual and electronic submitted claims that were processed during the quarter.
Table 4A
Use Table 4A to report manually submitted claims that were processed during the quarterly period. Claims submitted and processed electronically must be reported separately on Table 4b. Manual claims submission shall be processed within 40 days of receipt. Report amounts for each consolidated category of service and listed in Column 1 in the following columns:
Column 2 — Non-Processed Claims from Prior Quarters — Enter the number manually submitted claims on-hand that were unprocessed as of the closing date of the last quarterly period. The number shall be the same as was reported in Column 16 of the prior quarterly report.
Column 3 — Claims Received During Quarter — Enter the amount of all manually submitted claims that were received during the quarterly period being reported.
Column 4 — Total Claims — Enter the sum of Columns 2 and 3
Column 5 — Claims Processed This Quarter — Enter the amount of all manually submitted claims processed (both paid and denied) during the quarterly period being reported. Do not count pended claims.
Column 6 — 01—40 Days. Enter the number of all manually submitted claims processed (both paid and denied) within 40 days of their receipt. Note: The number of days required to process a claim is calculated by comparing the date the claim was received by the contractor to the date the claim was paid or denied by the contractor (See Article 7.16.5 of the contractor for further detail).
Column 7 — Percent of Total — enter the percentage of manually submitted claims processed (both paid and denied) within 40 days of their receipt (Compared to total claims processed. Divide Column 6 by 5).
Column 8 — 41—60 Days Enter the number of all manually submitted claims processed (both paid and denied) between 41—60 days of their receipt
Column 9 — Percent of Total — enter the percentage of manually submitted claims processed (both paid and denied) between 41—60 days of their receipt. (Compared to total claims processed. Divide Column 8 by 5).
Column 10 — 61—90 Days — Enter the number of all manually submitted claims processed (both paid and denied) between 61—90 days of their receipt

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Column 11 — Percent of Total — enter the percentage of manually submitted claims processed (both paid and denied) between 61—90 days of their receipt. (Compared to total claims processed. Divide Column 10 by 5).
Column 12 — 91—120 Days — Enter the number of all manually submitted claims processed (both paid and denied) between 91—120 days of their receipt
Column 13 — Percent of Total — enter the percentage of manually submitted claims processed (both paid and denied) between 91—120 days of their receipt. (Compared to total claims processed. Divide Column 12 by 5).
Column 14 — > 120 days — Enter the number of all manually submitted claims processed (both paid and denied) after 120 days of their receipt
Column 15 — Percent of Total — enter the percentage of manually submitted claims processed (both paid and denied) after 120 days of their receipt. (Compared to total claims processed. Divide Column 14 by 5).
Column 16 — Non-Processed Claims on Hand at End of Quarter — Enter the number of manually submitted claims on hand that were not processed as of closing date of the last report period. (Should be the difference of Column 4 minus Column 5). Same number should match number of claims entered in Column 2 of next quarter Report.
Column 17 — Percent of Claims Not Processed at End of Quarter — Divide Column 16 by Column 4 to arrive at percent.
Table 4B
Use Table 4B to report electronically submitted claims that were processed during the quarterly period. Claims submitted and processed manually must be reported separately on Table 4A. Electronic claims submission shall be processed within 30 days of receipt. Report amounts for each consolidated category of service and total listed in Column 1 in the following columns:
Column 2 — Non-Processed Claims from Prior Quarters — Enter the number electronically submitted claims on-hand that were unprocessed as of the closing date of the last quarterly period. The number shall be the same as was reported in Column 16 of the prior quarterly report.
Column 3 — Claims Received During Quarter — Enter the amount of all electronically submitted claims that were received during the quarterly period being reported.
Column 4 — Total Claims — Enter the sum of Columns 2 and 3.
Column 5 — Claims Processed This Quarter — Enter the amount of all electronically submitted claims processed (both paid and denied) during the quarterly period being reported. Do not count pended claims.

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Column 6 — 01—30 Days. Enter the number of all electronically submitted claims processed (both paid and denied) within 30 days of their receipt. Note: The number of days required to process a claim is calculated by comparing the date the claim was received by the contractor to the date the claim was paid or denied by the contractor (See Article 7.16.5 of the contractor for further detail).
Column 7 — Percent of Total — enter the percentage of electronically submitted claims processed (both paid and denied) within 30 days of their receipt (Compared to total claims processed. Divide Column 6 by 5).
Column 8 — 31—60 Days Enter the number of all electronically submitted claims processed (both paid and denied) between 31—60 days of their receipt
Column 9 — Percent of Total — enter the percentage of electronically submitted claims processed (both paid and denied) between 31—60 days of their receipt. (Compared to total claims processed. Divide Column 8 by 5).
Column 10 — 61—90 Days — Enter the number of all electronically submitted claims processed (both paid and denied) between 61—90 days of their receipt
Column 11 — Percent of Total — enter the percentage of electronically submitted claims processed (both paid and denied) between 61—90 days of their receipt. (Compared to total claims processed. Divide Column 10 by 5).
Column 12 — 91—120 Days — Enter the number of all electronically submitted claims processed (both paid and denied) between 91—120 days of their receipt
Column 13 — Percent of Total — enter the percentage of electronically submitted claims processed (both paid and denied) between 91—120 days of their receipt. (Compared to total claims processed. Divide Column 12 by 5).
Column 14 — > 120 days — Enter the number of all electronically submitted claims processed (both paid and denied) after 120 days of their receipt
Column 15 — Percent of Total — enter the percentage of electronically submitted claims processed (both paid and denied) after 120 days of their receipt. (Compared to total claims processed. Divide Column 14 by 5).
Column 16 — Non-Processed Claims on Hand at End of Quarter — Enter the number of electronically submitted claims on hand that were not processed as of closing date of the last report period. (Should be the difference of Column 4 minus Column 5). Same number should match number of claims entered in Column 2 of next quarter Report.
Column 17 — Percent of Claims Not Processed at End of Quarter — Divide Column 16 by Column 4 to arrive at percent.

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Report  ~~Guidelines~~  Specifications
~~Report # 3 (Table 21) :Maternity Outcome Counts~~
~~This report provides counts of second and third trimester maternity outcomes3 for the current period and year-to-date.~~
~~The HMO will provide counts for the following:~~
~~Live Births~~
~~Cesarean section deliveries~~

~~Vaginal deliveries~~
~~Non-Live Births~~
~~These counts will be reported for the following rate cell groupings and geographic areas.~~

~~Rate Cell Grouping~~ 	 ~~Geographic Area~~
~~AVDC/NJCPW/NJ KidCare A~~	 ~~Northern~~
~~AVDC/NJCPW/NJ KidCare A~~	~~Central~~
~~AVDC/NJCPW/NJ KidCare A~~	~~Southern~~
~~All Other~~	~~Statewide~~

[3]	Still or live births at or after the ~~twelfth~~ thirteenth week of gestation, excluding elective abortions.

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Report ~~Guidelines~~ Specifications
Report # 7: Stop Loss Summary (Table 7, Parts A-C)
The contractor shall identify reinsurance coverage in effect during the calendar year for the reporting period ending December 31 of each year. For each of the designated eligibility categories, the contractor shall report the total number of enrollees that exceeded the stop-loss threshold and the total net expenditures exceeding the stop-loss threshold during the period.

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Report ~~Guidelines~~ Specifications
Report # 10: Third Party Liability Collections (Table 10)
The contractor shall report quarterly the categories of all third party liability collections and shall include the amounts and nature of all third party payments recovered for Medicaid/NJ FamilyCare enrollees, included but not limited to, payments for services and conditions which are:
•	Covered through coordination of benefits;

•	Employment related injuries or illnesses;

•	Related to motor vehicle accidents, whether injured as pedestrians, drivers, passengers, or bicyclists; and

•	Contained in diagnosis Codes 800 through 999 (ICD9CM) with the exception of Code 994.6.
~~Multiple births should be counted as one maternity outcome.~~

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Appendix A — IBNR Methodology
IBNR Methodology
IBNRs are difficult to estimate because of the quantity of service and exact service cost are not always known until claims are actually received. Since medical claims are the major expenses incurred by the HMOs, it is extremely important to accurately identify costs for outstanding unbilled services. To accomplish this, a reliable claims system and a logical IBNR methodology are required.
Selection of the most appropriate system for estimating IBNR claims expense requires judgment based on an HMO’s own circumstances, characteristics, and the availability and reliability of various data sources. A primary estimation methodology along with supplementary analysis usually produces the most accurate IBNR estimates. Other common elements needed for successful IBNR systems are:
•	An IBNR system must function as part of the overall financial management and claims system. These systems combine to collect, analyze, and share claims data. They require effective referral, prior authorization, utilization review, and discharge planning functions. Also, the HMO must have a full accrual accounting system. Full accrual accounting systems help properly identify and record the expense, together with the related liability, for all unpaid and unbilled medical services provided to HMO members.

•	An effective IBNR system requires the development of reliable lag tables that identify the length of time between provision of service, receipt of claims, and processing and payment of claims by major provider type (inpatient hospital, physician, pharmacy, and other medical). Reliable claims/cash disbursement systems generally produce most of the necessary data. Lag tables, and the projections developed from them, are most useful when there is sufficient, accurate claims history, which show stable claims lag patterns. Otherwise, the tables will need modification, on a pro forma basis, to reflect corrections for known errors or skewed payment patterns. The data included in the lag schedules ~~should~~ shall include all information received to date in order to take advantage of all known amounts (i.e., RBUCs and paid claims).
Accurate, complete, and timely claims data should shall be monitored, collected, compiled, and evaluated as early as possible. Whenever practical, claims data collection and analysis ~~should~~ shall begin before the service is provided (i.e. prior authorization records). This prospective claims data, together with claims data collected as the services are provided, ~~should~~ shall be used to identify claims liabilities. Claims data ~~should~~ shall also be segregated to permit analysis by major rate code, region/county, and consolidated category of service.
Subcontractor agreements ~~should~~ shall clearly state each party’s responsibility for claims/encounter submission, prior notification, authorization, and reimbursement rates. These agreements ~~should~~ shall be in writing, clearly understood and followed consistently by each party.
The individual IBNR amounts, once established, ~~should~~ shall be monitored for adequacy and adjusted as needed. If IBNR estimates are subsequently found to be significantly inaccurate, analysis ~~should~~ shall be performed to determine the reasons for the inaccuracy. Such an analysis ~~should~~ shall be used to refine an HMO’s IBNR methodology if applicable.

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

There are several different methods that can be used to determine the amount of IBNRs. The HMO ~~should~~ shall employ the one that best meets its needs and accurately estimates its IBNRs. If an HMO is utilizing a method different from the methods included herein, a detailed description of the process must be submitted to the State for approval. This process may be described in the “notes to Financial Reports” section. The IBNR methodology used by the HMO must be evaluated by the HMO’s independent accountant or actuary for reasonableness.
Case Basis Method
Accruals are based on estimates of individual claims and/or episodes. This method is generally used for those types of claims where the amount of the cost will be large, requiring prior authorization. The final estimated cost could be made after the services have been authorized by the HMO. For example, if an HMO knows how many hospitals days were authorized for a certain time period, and can incorporate the contracted reimbursement arrangement(s) with the hospital (s), a reasonable estimate should be attainable. This is also the most common and can be the most accurate method for small and medium sized organizations.
Average Cost Method
As the name suggests, average costs of services are used to estimate total expense. The expenses estimated using average costs. Two primary average costs methods are discussed below. It is important to note that each method may be used by and HMO to estimate different categories of IBNRs (i.e. hospitalization vs. other medical). Also, either method may be utilized in conjunction with other IBNR methodologies discussed in this document.
PMPM Averages
Under this method the average costs are based on the population of each rate code (or group of homogenous rate codes) over a given time period, in this case one month. The average cost may cover one or more service categories and it multiplied by the number of members in the specific population to estimate the total expense of the service category. Any claims paid are subtracted from the expense estimate that results in the IBNR liability estimate for that service category.
Per Diem or Per Service Averages
Averages for this method are of specific occurrences known by the HMO at the time of the estimation. Therefore, it is first necessary to know how many hospital days, procedure or visits were authorized as of the date for which the IBNR is being estimated. Again, once the total expense has been estimated, the amount of related paid claims ~~should~~ shall be subtracted to get the IBNR liability. This method is primarily used for hospitalization IBNRs as HMOs know the amount of hospital days authorized at any given time.
Lag Tables
Lag tables are used to track historical payment patterns. When a sufficient history exists and a regular claims submission pattern has been established, this methodology can be employed. All HMOs ~~should~~ shall use lag information as a validation test for accruals calculated using other methods., if it is not the primary methodology employed. Typically, the information on the

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

schedules I organized according to the month claims are incurred on the horizontal axis and the month claims are paid by the HMO on the vertical axis.
Once a number of months becomes “fully developed” (i.e. claims submissions are thought to be complete for the month of service), the information can be utilized to effectively estimate IBNRs. Computing the average period over which claims are submitted historically and applying this information to months that are not yet fully developed does this.

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Appendix B — Report Forms
Quarterly Report Forms
This section includes copies of the forms to be completed electronically by the HMO for each quarter.
•	Quarterly Certification Statement

•	Report # 1: Lag Report
o	Part A: Lag Report for Inpatient Hospital Payments Excluding MCSA Populations.

o	Part B: Lag Report for Physician Payments Excluding MCSA Populations

o	Part C: Lag Report for Pharmacy Payments Excluding MCSA Populations

o	Part D: Lag Report for Other Medical Payments Excluding MCSA Populations

o	Part E: Lag Report for MCSA Populations
•	Report # 2: Income Statement by RATE CELL GROUPING
o	Part A: AFDC/NJCPW/NJ KidCare A — Northern Region

o	Part B: AFDC/NJCPW/NJ KidCare A — Central Region

o	Part C: AFDC/NJCPW/NJ KidCare A — Southern Region

o	Part D: DYFS — Statewide

o	Part E: ABD with Medicare — DDD — Statewide

o	Part F: ABD with Medicare — non-DDD — Statewide

o	Part G: Non-ABD — DDD — Statewide

o	Part H: ABD without Medicare — DDD — Statewide

o	Part I: ABD without Medicare — Non DDD — Statewide

o	Part J: NJ KidCare B&C Statewide

o	Park K: NJ KidCare D Statewide

o	Part L: Reserved

o	Part M: NJ FamilyCare Parents 0-133% FPL — Statewide

o	Part N: (Reserved)

o	Part O: NJ FamilyCare Parents ~~134-200~~ 250% FPL — Statewide

o	Part P: ABD with Medicare — AIDS- Statewide

o	Part Q: Non- ABD — AIDS- Statewide

o	Part R1: Maternity- Statewide

o	Part R2: Newborn — Statewide

o	Part S1: All Rate Cell Groupings Current Quarter — Statewide

o	Part S2: All Rate Cell Groupings Year — To -Date — Statewide

o	Part S3: Reconciliations

o	Part T: Non-State Plan Services

o	Part U: NJ FamilyCare Adults 0-100% FPL — Statewide

o	Part V: Adult Restricted Aliens — Statewide
•	Report # 3: table 21: Maternity Outcome Counts

•	Report # 4: Claims Processing Lag Report
o	Part A: Claims Processing Lag Report for Manually Submitted Claims

o	Part B: Claims Processing Lag Report for Electronically Submitted Claims
•	Report # 7: Stop Loss Summary

•	Report # 10 : Third Party Liability Collections

•	Notes to Financial Reports

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Appendix B — Report Forms
QUARTERLY CERTIFICATION STATEMENT
OF

HMO NAME
TO THE
NEW JERSEY DEPARTMENT OF HUMAN SERVICES
DIVISION OF MEDICAL ASSISTANCE AND HEALTH SERVICES
FOR THE PERIOD ENDED

(Month/day/year)
Name of Preparer _________________
Title ________________
Phone Number ______________
Please check which reports are included with this packet:

O Report # 1	O Report # 2	O Report # 3
O Report # 4	O Report # 7	O Report # 10
I hereby attest that the information submitted in the reports herein is current, complete and accurate to the best of my knowledge. I understand that whoever knowingly and willfully makes or causes to be made a false statement or representation on the reports may be prosecuted under applicable state laws. In addition, knowingly and willfully failing to fully and accurately disclose the information requested may result in denial of a request to participate, or where the entity already participates, a termination of an HMO’s agreement or contract with the State.

Date	Chief Financial Officer	Signature

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Appendix B — Report Forms
NOTES TO FINANCIAL REPORTS
Any notes or further explanation of any items contained in any of the reports or in the reporting of financial disclosures are to be noted here. Appropriate references and attachments are to be used as necessary. Space is provided below or you may use a separate page as necessary.

HMO Financial ~~Guide for~~ Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table # 4 — Part A — claims Processing Lag Report for Manually Submitted Claims
For the Three months ending _______ for _______

Claims Processed During Quarter
1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17
Percent
	Non														Non	of Non
	Processed														Processed	Processed
	Claims	Claims		Claims											Claims	Claims
	from	Received		Processed											on Hand	on Hand
Consolidated	Prior	During	Total	this	01-40	Percent	41-60	Percent	61-90	Percent	91-120	Percent	>120	Percent	at end of	at End of
Category of service	quarter	Quarter	Claims	Quarter	Days	of Total	Days	of Total	Days	of Total	Days	of Total	days	of Total	Quarter	Quarter

Inpatient Hospital
Primary Care
Physician Specialty Services
Other Professional Services
Emergency Room
DME/Medical Supplies
Prosthetics
Dental
Pharmacy
AIDS/HIV Reimbursable Drugs
Home Health Care
Transportation
Lab and X-Ray
Vision Care & Eyeglasses
Mental Health/Substance Abuse
Other Medical
Grand Total

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table # 4 — Part B — Claims Processing Lag Report for Electronically Submitted Claims
For the Three months ending __________ for ___________

Claims Processed During Quarter
1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17
Percent
	Non														Non	of Non
	Processed														Processed	Processed
	Claims	Claims		Claims											Claims	Claims
	from	Received		Processed											on Hand	on Hand
Consolidated	Prior	During	Total	this	01-30	Percent	31-60	Percent	61-90	Percent	91-120	Percent	>120	Percent	at end of	at End of
Category of service	quarter	Quarter	Claims	Quarter	Days	of Total	Days	of Total	Days	of Total	Days	of Total	days	of Total	Quarter	Quarter

Inpatient Hospital
Primary Care
Physician Specialty Services
Other Professional Services
Emergency Room
DME/Medical Supplies
Prosthetics
Dental
Pharmacy
AIDS/HIV Reimbursable Drugs
Home Health Care
Transportation
Lab and X-Ray
Vision Care & Eyeglasses
Mental Health/Substance Abuse
Other Medical
Grand Total

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table # 7: Parts A—C — Stop Loss Summary
For the Calendar Year ENDING ______________ For _____________________

A. Coverage
Aggregate Stop Loss	Maximum Per Enrollee Per	Maximum Aggregate	Includes Insolvency
Threshold	Year	Lifetime Per Enrollee	Insurance (Y/N)	Deductible	Cost of Premiums PMPM

$	$ Policy Expiration Date	$		$ 00/00/0000	$

B
Category of Eligibility	AFDC	DYFs	ABD	NJ KidCare	FamilyCare	TOTAL

Number of Enrollees Exceeding Stop Loss
Net Expenditures Above Stop Loss	$	$	$	$	$	$

C. List Details for Each Individual (Name or ID Not Required)
	Net Expenditures Above Stop Loss	Primary Diagnosis/Major Procedure	Reinsurance Recoveries

1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
Total (lines 1 through 15)
Table # 19, Parts S2, Line 6
Difference
Table # 10 — Third Party Liability *

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

FOR THE THREE MONTHS ENDING __________ FOR ___________

COA	Employment Related	Motor Vehicle Related	Other	Health Insurance

AFDC**	$	$	$	$
DYFS	$	$	$	$
Aged with Medicare	$	$	$	$
Aged w/o Medicare	$	$	$	$
Blind and Disabled with Medicare +	$	$	$	$
Blind and Disabled w/o Medicare +	$	$	$	$
NJ KidCare	$	$	$	$
NJ FamilyCare	$	$	$	$
Total	$	$	$	$

*	Enter total amount collected for each eligibility category.

**	Include New Jersey care children and pregnant women

+	Include essential spouses

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

NOTES TO FINANCIAL REPORTS
FOR THE THREE MONTHS ENDING _________________________         FOR ________________
Any notes or further explanations of any items contained in any of the reports or in the reporting of financial disclosures are to be noted here. Appropriate references and attachments are to be used as necessary. Space is provided below or you may use a separate page as necessary.
Table # 4
•	Part A — Claims Lag report for manually submitted

•	Part B — Claims Lag report for electronically submitted
Table # 7
Parts A—C — Stop Loss
Table # 10 — Third Party Liability
Table # 19
Parts A—V — Income Statement by RATE CELL GROUPINGS
Table # 20
Part A — Lag Report for Inpatient hospital Payments
Part B — Lag Report for physician Payments
Part C — Lag Report for pharmacy Payments
Part D — Lag Report for Other Medical Payments
Part E — Lag Report for MCSA Payments
Table # 21
Maternity Outcome Counts
Table # 21 — Maternity Outcome Counts

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

FOR THE THREE MONTHS ENDING ________         FOR _____________
        (HMO NAME)

	Current Period			Year to Date
	Live Births		Non-live	Live Births		Non-live
	C-Section	Vaginal	births	C-Section	Vaginal	births

NORTHERN REGION
CENTRAL REGION
SOUTHERN REGION
STATEWIDE ALL OTHER
TOTAL
Note: Only outcomes on or after the thirteenth week of gestation should be included in this report, excluding elective abortions.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table #20 – Part A – Lag Report for Inpatient Hospital Payments
FOR THE THREE MONTHS ENDING ___                FOR ___
(HMO NAME)

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)	(21)	(22)	(23)
		Current	1st Prior	2nd Prior	3rd Prior	4th Prior	5th Prior	6th Prior	7 Prior	8 Prior	9 Prior	10 Prior	11th Prior	12thPrior	13 Prior	14 Prior	15 Prior	16 Prior	17 Prior	18 Prior	19 Prior	20th Prior
Line	Month of Payment	Month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month
1	Current Month
2	1st Prior month
3	2nd Prior month
4	3rd Prior month
5	4th Prior month
6	5th Prior month
7	6th Prior month
8	7 Prior month
9	8 Prior month
10	9 Prior month
11	10 Prior month
12	11th Prior month
13	12th Prior month
14	13 Prior month
15	14 Prior month
16	15 Prior month
17	16 Prior month
18	17th prior month
19	18th prior month
20	19th prior month
21	20th prior month
22	21st prior month
23	22nd prior month
24	23rd prior month
25	24th prior month
26	25th prior month
27	26th prior month
28	27th prior month
29	28th prior month
30	29th prior month
31	30th prior month
32	31st prior month
33	32rd prior month
34	33 prior month
35	34 prior month
36	35th prior month
37	Months before
35th prior month
38	Total Claim Payments
39	Subcapitation payments
40	Pharmacy Rebates
41	Settlements

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)	(21)	(22)	(23)
		Current	1st Prior	2nd Prior	3 Prior	4th Prior	5th Prior	6th Prior	7 Prior	8 Prior	9 Prior	10 Prior	11th Prior	12thPrior	13 Prior	14 Prior	15 Prior	16 Prior	17 Prior	18 Prior	19 Prior	20th Prior
Line	Month of Payment	Month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month
42	Sum of claims,
Subcapitation payments, and
settlements
43	Current estimate of
remaining liability
44	Total Incurred Claims
Table #20 – Part A – Lag Report

(1)	(2)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)	(32)	(33)	(34)	(35)	(36)	(37)	(38)	(39)	(40)
		Current	1st Prior	2nd Prior	3rd Prior	4th Prior	5th Prior	6th Prior	7 Prior	8 Prior	9 Prior	10 Prior	11thPrior	12th Prior	13 Prior	14 Prior	15 Prior
Line	Month of Payment	Month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month
1	Current Month
2	1st Prior month
3	2nd Prior month
4	3rd Prior month
5	4th Prior month
6	5th Prior month
7	6th Prior month
8	7 Prior month
9	8 Prior month
10	9 Prior month
11	10 Prior month
12	11th Prior month
13	12th Prior month
14	13 Prior month
15	14 Prior month
16	15 Prior month
17	16 Prior month
18	17th prior month
19	18th prior month
20	19th prior month
21	20th prior month
22	21st prior month
23	22nd prior month
24	23rd prior month
25	24th prior month
26	25th prior month
27	26th prior month
28	27th prior month
29	28th prior month
30	29th prior month
31	30th prior month
32	31st prior month
33	32rd prior month
34	33 prior month
35	34 prior month
36	35th prior month
37	Months before
35th prior month
38	Total Claim Payments

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

(1)	(2)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)	(32)	(33)	(34)	(35)	(36)	(37)	(38)	(39)	(40)
		Current	1st Prior	2nd Prior	3rd Prior	4th Prior	5th Prior	6th Prior	7 Prior	8 Prior	9 Prior	10 Prior	11thPrior	12th Prior	13 Prior	14 Prior	15 Prior
Line	Month of Payment	Month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month
39	Subcapitation payments
40	Pharmacy Rebates
41	Settlements
42	Sum of claims,
Subcapitation payments, and settlements
43	Current estimate of
remaining liability
44	Total Incurred Claims

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table #20 – Part B – Lag Report for Physician Payments
FOR THE THREE MONTHS ENDING ___                FOR ___
(HMO NAME)

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)	(21)	(22)	(23)
		Current	1st Prior	2nd Prior	3rd Prior	4th Prior	5th Prior	6th Prior	7 Prior	8 Prior	9 Prior	10 Prior	11th Prior	12th Prior	13 Prior	14 Prior	15 Prior	16 Prior	17 Prior	18 Prior	19 Prior	20th Prior
Line	Month of Payment	Month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month
1	Current Month
2	1st Prior month
3	2nd Prior month
4	3rd Prior month
5	4th Prior month
6	5th Prior month
7	6th Prior month
8	7 Prior month
9	8 Prior month
10	9 Prior month
11	10 Prior month
12	11th Prior month
13	12th Prior month
14	13 Prior month
15	14 Prior month
16	15 Prior month
17	16 Prior month
18	17th prior month
19	18th prior month
20	19th prior month
21	20th prior month
22	21st prior month
23	22nd prior month
24	23rd prior month
25	24th prior month
26	25th prior month
27	26th prior month
28	27th prior month
29	28th prior month
30	29th prior month
31	30th prior month
32	31st prior month
33	32rd prior month
34	33 prior month
35	34 prior month
36	35th prior month
37	Months before 35th prior month
38	Total Claim Payments
39	Subcapitation payments
40	Pharmacy Rebates
41	Settlements

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)	(21)	(22)	(23)
		Current	1st Prior	2nd Prior	3rd Prior	4th Prior	5th Prior	6th Prior	7 Prior	8 Prior	9 Prior	10 Prior	11th Prior	12th Prior	13 Prior	14 Prior	15 Prior	16 Prior	17 Prior	18 Prior	19 Prior	20th Prior
Line	Month of Payment	Month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month
42	Sum of claims, Subcapitation payments, and settlements
43	Current estimate of remaining liability
44	Total Incurred Claims
Table #20 – Part B – Lag Report

(1)	(2)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)	(32)	(33)	(34)	(35)	(36)	(37)	(38)	(39)	(40)
		Current	1st Prior	2nd Prior	3rd Prior	4th Prior	5th Prior	6th Prior	7 Prior	8 Prior	9 Prior	10 Prior	11th Prior	12th Prior	13 Prior	14 Prior	15 Prior
Line	Month of Payment	Month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month
1	Current Month
2	1st Prior month
3	2nd Prior month
4	3rd Prior month
5	4th Prior month
6	5th Prior month
7	6th Prior month
8	7 Prior month
9	8 Prior month
10	9 Prior month
11	10 Prior month
12	11th Prior month
13	12th Prior month
14	13 Prior month
15	14 Prior month
16	15 Prior month
17	16 Prior month
18	17th prior month
19	18th prior month
20	19th prior month
21	20th prior month
22	21st prior month
23	22nd prior month
24	23rd prior month
25	24th prior month
26	25th prior month
27	26th prior month
28	27th prior month
29	28th prior month
30	29th prior month
31	30th prior month
32	31st prior month
33	32rd prior month
34	33 prior month
35	34 prior month
36	35th prior month
37	Months before
35th prior month
38	Total Claim Payments

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

(1)	(2)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)	(32)	(33)	(34)	(35)	(36)	(37)	(38)	(39)	(40)
		Current	1st Prior	2nd Prior	3rd Prior	4th Prior	5th Prior	6th Prior	7 Prior	8 Prior	9 Prior	10 Prior	11th Prior	12th Prior	13 Prior	14 Prior	15 Prior
Line	Month of Payment	Month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month
39	Subcapitation payments
40	Pharmacy Rebates
41	Settlements
42	Sum of claims,
Subcapitation payments, and
settlements
43	Current estimate of
remaining liability
44	Total Incurred Claims

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table #20 – Part C – Lag Report for Pharmacy Payments
FOR THE THREE MONTHS ENDING ___ FOR ___
(HMO NAME)

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)	(21)	(22)	(23)
		Current	1st Prior	2nd Prior	3rd Prior	4th Prior	5th Prior	6th Prior	7 Prior	8 Prior	9 Prior	10 Prior	11th Prior	12th Prior	13 Prior	14 Prior	15 Prior	16 Prior	17 Prior	18 Prior	19 Prior	20th Prior
Line	Month of Payment	Month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month
1	Current Month
2	1st Prior month
3	2nd Prior month
4	3rd Prior month
5	4th Prior month
6	5th Prior month
7	6th Prior month
8	7 Prior month
9	8 Prior month
10	9 Prior month
11	10 Prior month
12	11th Prior month
13	12th Prior month
14	13 Prior month
15	14 Prior month
16	15 Prior month
17	16 Prior month
18	17th prior month
19	18th prior month
20	19th prior month
21	20th prior month
22	21st prior month
23	22nd prior month
24	23rd prior month
25	24th prior month
26	25th prior month
27	26th prior month
28	27th prior month
29	28th prior month
30	29th prior month
31	30th prior month
32	31st prior month
33	32rd prior month
34	33 prior month
35	34 prior month
36	35th prior month
37	Months before 35th prior month
38	Total Claim Payments
39	Subcapitation payments
40	Pharmacy Rebates
41	Settlements

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)	(21)	(22)	(23)
		Current	1st Prior	2nd Prior	3rd Prior	4th Prior	5th Prior	6th Prior	7 Prior	8 Prior	9 Prior	10 Prior	11th Prior	12th Prior	13 Prior	14 Prior	15 Prior	16 Prior	17 Prior	18 Prior	19 Prior	20th Prior
Line	Month of Payment	Month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month
42	Sum of claims,
Subcapitation payments, and settlements
43	Current estimate of remaining liability
44	Total Incurred Claims
Table #20 – Part c – Lag Report

(1)	(2)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)	(32)	(33)	(34)	(35)	(36)	(37)	(38)	(39)	(40)
		Current	1st Prior	2nd Prior	3rd Prior	4th Prior	5th Prior	6th Prior	7 Prior	8 Prior	9 Prior	10 Prior	11th Prior	12th Prior	13 Prior	14 Prior	15 Prior
Line	Month of Payment	Month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month
1	Current Month
2	1st Prior month
3	2nd Prior month
4	3rd Prior month
5	4th Prior month
6	5th Prior month
7	6th Prior month
8	7 Prior month
9	8 Prior month
10	9 Prior month
11	10 Prior month
12	11th Prior month
13	12th Prior month
14	13 Prior month
15	14 Prior month
16	15 Prior month
17	16 Prior month
18	17th prior month
19	18th prior month
20	19th prior month
21	20th prior month
22	21st prior month
23	22nd prior month
24	23rd prior month
25	24th prior month
26	25th prior month
27	26th prior month
28	27th prior month
29	28th prior month
30	29th prior month
31	30th prior month
32	31st prior month
33	32rd prior month
34	33 prior month
35	34 prior month
36	35th prior month
37	Months before 35th prior month
38	Total Claim Payments

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

(1)	(2)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)	(32)	(33)	(34)	(35)	(36)	(37)	(38)	(39)	(40)
		Current	1st Prior	2nd Prior	3rd Prior	4th Prior	5th Prior	6th Prior	7 Prior	8 Prior	9 Prior	10 Prior	11th Prior	12th Prior	13 Prior	14 Prior	15 Prior
Line	Month of Payment	Month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month
39	Subcapitation payments
40	Pharmacy Rebates
41	Settlements
42	Sum of claims, Subcapitation payments, and settlements
43	Current estimate of remaining liability
44	Total Incurred Claims

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table #20 – Part D – Lag Report for Other Medical Payments
FOR THE THREE MONTHS ENDING ___ FOR ___
(HMO NAME)

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)	(21)	(22)	(23)
		Current	1st Prior	2nd Prior	3rd Prior	4th Prior	5th Prior	6th Prior	7 Prior	8 Prior	9 Prior	10 Prior	11th Prior	12th Prior	13 Prior	14 Prior	15 Prior	16 Prior	17 Prior	18 Prior	19 Prior	20th Prior
Line	Month of Payment	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month
1	Current Month
2	1st Prior month
3	2nd Prior month
4	3rd Prior month
5	4th Prior month
6	5th Prior month
7	6th Prior month
8	7 Prior month
9	8 Prior month
10	9 Prior month
11	10 Prior month
12	11th Prior month
13	12th Prior month
14	13 Prior month
15	14 Prior month
16	15 Prior month
17	16 Prior month
18	17th prior month
19	18th prior month
20	19th prior month
21	20th prior month
22	21st prior month
23	22nd prior month
24	23rd prior month
25	24th prior month
26	25th prior month
27	26th prior month
28	27th prior month
29	28th prior month
30	29th prior month
31	30th prior month
32	31st prior month
33	32rd prior month
34	33 prior month
35	34 prior month
36	35th prior month
37	Months before 35th prior month
38	Total Claim Payments
39	Subcapitation payments
40	Pharmacy Rebates
41	Settlements

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)	(21)	(22)	(23)
		Current	1st Prior	2nd Prior	3rd Prior	4th Prior	5th Prior	6th Prior	7 Prior	8 Prior	9 Prior	10 Prior	11th Prior	12th Prior	13 Prior	14 Prior	15 Prior	16 Prior	17 Prior	18 Prior	19 Prior	20th Prior
Line	Month of Payment	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month
42	Sum of claims, Subcapitation payments, and settlements
43	Current estimate of remaining liability
44	Total Incurred Claims
Table #20 – Part D – Lag Report

(1)	(2)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)	(32)	(33)	(34)	(35)	(36)	(37)	(38)	(39)	(40)
		Current	1st Prior	2nd Prior	3rd Prior	4th Prior	5th Prior	6th Prior	7 Prior	8 Prior	9 Prior	10 Prior	11th Prior	12th Prior	13 Prior	14 Prior	15 Prior
Line	Month of Payment	Month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month
1	Current Month
2	1st Prior month
3	2nd Prior month
4	3rd Prior month
5	4th Prior month
6	5th Prior month
7	6th Prior month
8	7 Prior month
9	8 Prior month
10	9 Prior month
11	10 Prior month
12	11th Prior month
13	12th Prior month
14	13 Prior month
15	14 Prior month
16	15 Prior month
17	16 Prior month
18	17th prior month
19	18th prior month
20	19th prior month
21	20th prior month
22	21st prior month
23	22nd prior month
24	23rd prior month
25	24th prior month
26	25th prior month
27	26th prior month
28	27th prior month
29	28th prior month
30	29th prior month
31	30th prior month
32	31st prior month
33	32rd prior month
34	33 prior month
35	34 prior month
36	35th prior month
37	Months before 35th prior month
38	Total Claim Payments

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

(1)	(2)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)	(32)	(33)	(34)	(35)	(36)	(37)	(38)	(39)	(40)
Line	Month of Payment	Current	1st Prior	2nd Prior	3rd Prior	4th Prior	5th Prior	6th Prior	7 Prior	8 Prior	9 Prior	10 Prior	11th Prior	12th Prior	13 Prior	14 Prior	15 Prior
		Month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month
39	Subcapitation payments
40	Pharmacy Rebates
41	Settlements
42	Sum of claims,
Subcapitation payments, and
settlements
43	Current estimate of
remaining liability
44	Total Incurred Claims

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table #20 – Part E – Lag Report for Managed Care Service Administrator Populations
FOR THE THREE MONTHS ENDING ___FOR ___
(HMO NAME)

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)	(21)	(22)	(23)
Line	Month of Payment	Current	1st Prior	2nd Prior	3rd Prior	4th Prior	5th Prior	6th Prior	7 Prior	8 Prior	9 Prior	10 Prior	11th Prior	12th Prior	13 Prior	14 Prior	15 Prior	16 Prior	17 Prior	18 Prior	19 Prior	20th Prior
		month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month
1	Current Month
2	1st Prior month
3	2nd Prior month
4	3rd Prior month
5	4th Prior month
6	5th Prior month
7	6th Prior month
8	7 Prior month
9	8 Prior month
10	9 Prior month
11	10 Prior month
12	11th Prior month
13	12th Prior month
14	13 Prior month
15	14 Prior month
16	15 Prior month
17	16 Prior month
18	17th prior month
19	18th prior month
20	19th prior month
21	20th prior month
22	21st prior month
23	22nd prior month
24	23rd prior month
25	24th prior month
26	25th prior month
27	26th prior month
28	27th prior month
29	28th prior month
30	29th prior month
31	30th prior month
32	31st prior month
33	32rd prior month
34	33 prior month
35	34 prior month
36	35th prior month
37	Months before 35th prior month
38	Total Claim Payments
39	Subcapitation payments
40	Pharmacy Rebates
41	Settlements

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)	(21)	(22)	(23)
Line	Month of Payment	Current	1st Prior	2nd Prior	3rd Prior	4th Prior	5th Prior	6th Prior	7 Prior	8 Prior	9 Prior	10 Prior	11th Prior	12th Prior	13 Prior	14 Prior	15 Prior	16 Prior	17 Prior	18 Prior	19 Prior	20th Prior
		month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month
42	Sum of claims, Subcapitation payments, and settlements
43	Current estimate of remaining liability
44	Total Incurred Claims
           Table #20 — Part E — Lag Report

(1)	(2)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)	(32)	(33)	(34)	(35)	(36)	(37)	(38)	(39)	(40)
Line	Month of Payment	Current	1st Prior	2nd Prior	3rd Prior	4th Prior	5th Prior	6th Prior	7 Prior	8 Prior	9 Prior	10 Prior	11th Prior	12th Prior	13 Prior	14 Prior	15 Prior
		Month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month
1	Current Month
2	1st Prior month
3	2nd Prior month
4	3rd Prior month
5	4th Prior month
6	5th Prior month
7	6th Prior month
8	7 Prior month
9	8 Prior month
10	9 Prior month
11	10 Prior month
12	11th Prior month
13	12th Prior month
14	13 Prior month
15	14 Prior month
16	15 Prior month
17	16 Prior month
18	17th prior month
19	18th prior month
20	19th prior month
21	20th prior month
22	21st prior month
23	22nd prior month
24	23rd prior month
25	24th prior month
26	25th prior month
27	26th prior month
28	27th prior month
29	28th prior month
30	29th prior month
31	30th prior month
32	31st prior month
33	32rd prior month
34	33 prior month
35	34 prior month
36	35th prior month
37	Months before 35th prior month
38	Total Claim Payments

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

(1)	(2)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)	(32)	(33)	(34)	(35)	(36)	(37)	(38)	(39)	(40)
Line	Month of Payment	Current	1st Prior	2nd Prior	3rd Prior	4th Prior	5th Prior	6th Prior	7 Prior	8 Prior	9 Prior	10 Prior	11th Prior	12th Prior	13 Prior	14 Prior	15 Prior
		Month	month	month	month	month	month	month	month	month	month	month	month	month	month	month	month
39	Subcapitation payments
40	Pharmacy Rebates
41	Settlements
42	Sum of claims, Subcapitation payments, and settlements
43	Current estimate of remaining liability
44	Total Incurred Claims

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table #19 — Part A                                        Income Statement by Rate Cell Grouping
AFDC/NJCPW/NJ KidCare A (Excluding AIDS) — NORTHERN REGION4
FOR THE THREE MONTHS ENDING                                          FOR
(HMO NAME)

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD	SFY End	SFY End $
		month	month		PMPM	$@9/30[5]	@9/30
			PMPM				PMPM

Member Months
REVENUES:
1	Capitated Premiums
2	Supplemental Premiums
2a	Maternity
2b	Reimbursable HIV/AIDS Drugs and Blood Product
2c	EPSDT Incentive Payment
2d	Reimbursable Medical and Hospital
2e	Managed Care Service Administrator Premium
2f	Other
3	Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)
4	Interest
5	COB
6	Reinsurance Recoveries
7	Other Revenue
8	TOTAL REVENUE (3+4+5+6+7)
EXPENSES:
MEDICAL AND HOSPITAL
9	Inpatient Hospital
10	Primary Care
11	Physician Specialty Services
12	Outpatient Hospital (excludes ER)
13	Other Professional Services
14	Emergency Room
15	DME/Medical Supplies
16	Prosthetics & Orthotics
17	Covered Dental
18	Pharmacy (not to include Reimbursable HIV/AIDS Drugs and Blood Products)
19	Reimbursable HIV/AIDS Drugs and Blood Product
20	Home Health, Hospice and PDN
21	Transportation
22	Lab & X-ray
23	Vision Care, including eyeglasses
24	Mental Health/Substance Abuse
25	Reinsurance Expenses
26A	EPSDT Medical & PDN
26B	EPSDT Dental — EPD
27	Family Planning
28	Other Medical
29	TOTAL MEDICAL & HOSPITAL (9 THRU 28)
ADMINISTRATION:
30	Compensation
31	Occupancy/Depreciation/Amortization
32	Interest Expense

[4]	Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Sevcie Administrator program.

[5]	For the twelve months incurred claims expenses ending State Fiscal Year June 30, total should be reported with an additional three months of paid claims at quarter ending Sept 30.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD	SFY End	SFY End $
		month	month		PMPM	$@9/30[5]	@9/30
			PMPM				PMPM

33	Education/Outreach
34	Sanctions
35	Corporate Overhead Allocations
36	Subcontract/Delegated Administrative services
37	Other
38	TOTAL ADMINISTRATION
39	TOTAL EXPENSES
40	OPERATION INCOME (LOSS) (8-39)
41	Extraordinary Item
42	Provision for State, Federal and Other Governmental Taxes
43	Other than Income taxes[6]
44	Adjustment for prior period IBNR Estimates
45	Non-claim adjustments
46	NET INCOME (LOSS) (40-41-42-43-44-45)

[6]	Reported items other than State or Federal income taxes

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table #19 — Part B                                        Income Statement by Rate Cell Grouping
AFDC/NJCPW/NJ KidCare A (Excluding AIDS) — CENTRAL REGION7
FOR THE THREE MONTHS ENDING                                          FOR
(HMO NAME)

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD	SFY End	SFY End $
		month	month		PMPM	$@9/30[8]	@9/30
			PMPM				PMPM

Member Months
REVENUES:
1	Capitated Premiums
2	Supplemental Premiums
2a	Maternity
2b	Reimbursable HIV/AIDS Drugs and Blood Product
2c	EPSDT Incentive Payment
2d	Reimbursable Medical and Hospital
2e	Managed Care Service Administrator Premium
2f	Other
3	Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)
4	Interest
5	COB
6	Reinsurance Recoveries
7	Other Revenue
8	TOTAL REVENUE (3+4+5+6+7)
EXPENSES:
MEDICAL AND HOSPITAL
9	Inpatient Hospital
10	Primary Care
11	Physician Specialty Services
12	Outpatient Hospital (excludes ER)
13	Other Professional Services
14	Emergency Room
15	DME/Medical Supplies
16	Prosthetics & Orthotics
17	Covered Dental
18	Pharmacy (not to include Reimbursable
HIV/AIDS Drugs and Blood Products)
19	Reimbursable HIV/AIDS Drugs and Blood Product
20	Home Health, Hospice and PDN
21	Transportation
22	Lab & X-ray
23	Vision Care, including eyeglasses
24	Mental Health/Substance Abuse
25	Reinsurance Expenses
26A	EPSDT Medical & PDN
26B	EPSDT Dental — EPD
27	Family Planning
28	Other Medical
29	TOTAL MEDICAL & HOSPITAL (9 THRU 28)
ADMINISTRATION:
30	Compensation
31	Occupancy/Depreciation/Amortization
32	Interest Expense

[7]	Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Sevcie Administrator program.

[8]	For the twelve months incurred claims expenses ending State Fiscal Year June 30, total should be reported with an additional three months of paid claims at quarter ending Sept 30.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD	SFY End	SFY End $
		month	month		PMPM	$@9/30[8]	@9/30
			PMPM				PMPM

33	Education/Outreach
34	Sanctions
35	Corporate Overhead Allocations
36	Subcontract/Delegated Administrative services
37	Other
38	TOTAL ADMINISTRATION
39	TOTAL EXPENSES
40	OPERATION INCOME (LOSS) (8-39)
41	Extraordinary Item
42	Provision for State, Federal and Other Governmental Taxes
43	Other than Income taxes[9]
44	Adjustment for prior period IBNR Estimates
45	Non-claim adjustments
46	NET INCOME (LOSS) (40-41-42-43-44-45)

[9]	Reported items other than State or Federal income taxes

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table #19 — Part C                                          Income Statement by Rate Cell Grouping
AFDC/NJCPW/NJ KidCare A (Excluding AIDS) — SOUTHERN REGION10
FOR THE THREE MONTHS ENDING                                          FOR
(HMO NAME)

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD	SFY End	SFY End $
		month	month		PMPM	$@9/30[11]	@9/30
			PMPM				PMPM

Member Months
REVENUES:
1	Capitated Premiums
2	Supplemental Premiums
2a	Maternity
2b	Reimbursable HIV/AIDS Drugs and Blood Product
2c	EPSDT Incentive Payment
2d	Reimbursable Medical and Hospital
2e	Managed Care Service Administrator Premium
2f	Other
3	Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)
4	Interest
5	COB
6	Reinsurance Recoveries
7	Other Revenue
8	TOTAL REVENUE (3+4+5+6+7)
EXPENSES:
MEDICAL AND HOSPITAL
9	Inpatient Hospital
10	Primary Care
11	Physician Specialty Services
12	Outpatient Hospital (excludes ER)
13	Other Professional Services
14	Emergency Room
15	DME/Medical Supplies
16	Prosthetics & Orthotics
17	Covered Dental
18	Pharmacy (not to include Reimbursable
HIV/AIDS Drugs and Blood Products)
19	Reimbursable HIV/AIDS Drugs and Blood Product
20	Home Health, Hospice and PDN
21	Transportation
22	Lab & X-ray
23	Vision Care, including eyeglasses
24	Mental Health/Substance Abuse
25	Reinsurance Expenses
26A	EPSDT Medical & PDN
26B	EPSDT Dental — EPD
27	Family Planning
28	Other Medical
29	TOTAL MEDICAL & HOSPITAL (9 THRU 28)
ADMINISTRATION:
30	Compensation
31	Occupancy/Depreciation/Amortization
32	Interest Expense

[10]	Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Sevcie Administrator program.

[11]	For the twelve months incurred claims expenses ending State Fiscal Year June 30, total should be reported with an additional three months of paid claims at quarter ending Sept 30.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD	SFY End	SFY End $
		month	month		PMPM	$@9/30[11]	@9/30
			PMPM				PMPM

33	Education/Outreach
34	Sanctions
35	Corporate Overhead Allocations
36	Subcontract/Delegated Administrative services
37	Other
38	TOTAL ADMINISTRATION
39	TOTAL EXPENSES
40	OPERATION INCOME (LOSS) (8-39)
41	Extraordinary Item
42	Provision for State, Federal and Other Governmental Taxes
43	Other than Income taxes[12]
44	Adjustment for prior period IBNR Estimates
45	Non-claim adjustments
46	NET INCOME (LOSS) (40-41-42-43-44-45)

[12]	Reported items other than State or Federal income taxes

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table #19 — Part D                                                Income Statement by Rate Cell Grouping
DFYS (EXCLUDING AIDS) — STATEWIDE13
FOR THE THREE MONTHS ENDING                                          FOR
(HMO NAME)

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD	SFY End	SFY End $
		month	month		PMPM	$@9/30[14]	@9/30
			PMPM				PMPM

Member Months
REVENUES:
1	Capitated Premiums
2	Supplemental Premiums
2a	Maternity
2b	Reimbursable HIV/AIDS Drugs and Blood Product
2c	EPSDT Incentive Payment
2d	Reimbursable Medical and Hospital
2e	Managed Care Service Administrator Premium
2f	Other
3	Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)
4	Interest
5	COB
6	Reinsurance Recoveries
7	Other Revenue
8	TOTAL REVENUE (3+4+5+6+7)
EXPENSES:
MEDICAL AND HOSPITAL
9	Inpatient Hospital
10	Primary Care
11	Physician Specialty Services
12	Outpatient Hospital (excludes ER)
13	Other Professional Services
14	Emergency Room
15	DME/Medical Supplies
16	Prosthetics & Orthotics
17	Covered Dental
18	Pharmacy (not to include Reimbursable HIV/AIDS Drugs and Blood Products)
19	Reimbursable HIV/AIDS Drugs and Blood Product
20	Home Health, Hospice and PDN
21	Transportation
22	Lab & X-ray
23	Vision Care, including eyeglasses
24	Mental Health/Substance Abuse
25	Reinsurance Expenses
26A	EPSDT Medical & PDN
26B	EPSDT Dental — EPD
27	Family Planning
28	Other Medical
29	TOTAL MEDICAL & HOSPITAL (9 THRU 28)
ADMINISTRATION:
30	Compensation
31	Occupancy/Depreciation/Amortization
32	Interest Expense

[13]	Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Sevcie Administrator program.

[14]	For the twelve months incurred claims expenses ending State Fiscal Year June 30, total should be reported with an additional three months of paid claims at quarter ending Sept 30.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD	SFY End	SFY End $
		month	month		PMPM	$@9/30[14]	@9/30
			PMPM				PMPM

33	Education/Outreach
34	Sanctions
35	Corporate Overhead Allocations
36	Subcontract/Delegated Administrative services
37	Other
38	TOTAL ADMINISTRATION
39	TOTAL EXPENSES
40	OPERATION INCOME (LOSS) (8-39)
41	Extraordinary Item
42	Provision for State, Federal and Other Governmental Taxes
43	Other than Income taxes[15]
44	Adjustment for prior period IBNR Estimates
45	Non-claim adjustments
46	NET INCOME (LOSS) (40-41-42-43-44-45)

[15]	Reported items other than State or Federal income taxes

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table #19 — Part E                                        Income Statement by Rate Cell Grouping
ABD WITH MEDICARE- DDD (Excluding AIDS) — STATEWIDE16
FOR THE THREE MONTHS ENDING                                          FOR
(HMO NAME)

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD	SFY End	SFY End $
		month	month		PMPM	$@9/30[16]	@9/30
			PMPM				PMPM

Member Months
REVENUES:
1	Capitated Premiums
2	Supplemental Premiums
2a	Maternity
2b	Reimbursable HIV/AIDS Drugs and Blood Product
2c	EPSDT Incentive Payment
2d	Reimbursable Medical and Hospital
2e	Managed Care Service Administrator Premium
2f	Other
3	Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)
4	Interest
5	COB
6	Reinsurance Recoveries
7	Other Revenue
8	TOTAL REVENUE (3+4+5+6+7)
EXPENSES:
MEDICAL AND HOSPITAL
9	Inpatient Hospital
10	Primary Care
11	Physician Specialty Services
12	Outpatient Hospital (excludes ER)
13	Other Professional Services
14	Emergency Room
15	DME/Medical Supplies
16	Prosthetics & Orthotics
17	Covered Dental
18	Pharmacy (not to include Reimbursable HIV/AIDS Drugs and Blood Products)
19	Reimbursable HIV/AIDS Drugs and Blood Product
20	Home Health, Hospice and PDN
21	Transportation
22	Lab & X-ray
23	Vision Care, including eyeglasses
24	Mental Health/Substance Abuse
25	Reinsurance Expenses
26A	EPSDT Medical & PDN
26B	EPSDT Dental — EPD
27	Family Planning
28	Other Medical
29	TOTAL MEDICAL & HOSPITAL (9 THRU 28)
ADMINISTRATION:
30	Compensation
31	Occupancy/Depreciation/Amortization
32	Interest Expense

[16]	Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Sevcie Administrator program.

[17]	For the twelve months incurred claims expenses ending State Fiscal Year June 30, total should be reported with an additional three months of paid claims at quarter ending Sept 30.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD	SFY End	SFY End $
		month	month		PMPM	$@9/30[16]	@9/30
			PMPM				PMPM

33	Education/Outreach
34	Sanctions
35	Corporate Overhead Allocations
36	Subcontract/Delegated Administrative services
37	Other
38	TOTAL ADMINISTRATION
39	TOTAL EXPENSES
40	OPERATION INCOME (LOSS) (8-39)
41	Extraordinary Item
42	Provision for State, Federal and Other Governmental Taxes
43	Other than Income taxes[18]
44	Adjustment for prior period IBNR Estimates
45	Non-claim adjustments
46	NET INCOME (LOSS) (40-41-42-43-44-45)

[18]	Reported items other than State or Federal income taxes

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table # 19 — Part F                Income Statement by Rate Cell Grouping
ABD WITH MEDICARE — NON-DDD (Excluding AIDS) — STATEWIDE19
FOR THE THREE MONTHS ENDING ______           FOR ______
(HMO NAME)

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD	SFY End	SFY End $
		month	month		PMPM	$@9/30[20]	@9/30
			PMPM				PMPM

Member Months
REVENUES:
1	Capitated Premiums
2	Supplemental Premiums
2a	Maternity
2b	Reimbursable HIV/AIDS Drugs and Blood Product
2c	EPSDT Incentive Payment
2d	Reimbursable Medical and Hospital
2e	Managed Care Service Administrator Premium
2f	Other
3	Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)
4	Interest
5	COB
6	Reinsurance Recoveries
7	Other Revenue
8	TOTAL REVENUE (3+4+5+6+7)
EXPENSES:
MEDICAL AND HOSPITAL
9	Inpatient Hospital
10	Primary Care
11	Physician Specialty Services
12	Outpatient Hospital (excludes ER)
13	Other Professional Services
14	Emergency Room
15	DME/Medical Supplies
16	Prosthetics & Orthotics
17	Covered Dental
18	Pharmacy (not to include Reimbursable HIV/AIDS Drugs and Blood Products)
19	Reimbursable HIV/AIDS Drugs and Blood Product
20	Home Health, Hospice and PDN
21	Transportation
22	Lab & X-ray
23	Vision Care, including eyeglasses
24	Mental Health/Substance Abuse
25	Reinsurance Expenses
26A	EPSDT Medical & PDN
26B	EPSDT Dental — EPD
27	Family Planning
28	Other Medical
29	TOTAL MEDICAL & HOSPITAL (9 THRU 28)
ADMINISTRATION:
30	Compensation
31	Occupancy/Depreciation/Amortization
32	Interest Expense

[19]	Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Sevcie Administrator program.

[20]	For the twelve months incurred claims expenses ending State Fiscal Year June 30, total should be reported with an additional three months of paid claims at quarter ending Sept 30.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD	SFY End	SFY End $
		month	month		PMPM	$@9/30[20]	@9/30
			PMPM				PMPM

33	Education/Outreach
34	Sanctions
35	Corporate Overhead Allocations
36	Subcontract/Delegated Administrative services
37	Other
38	TOTAL ADMINISTRATION
39	TOTAL EXPENSES
40	OPERATION INCOME (LOSS) (8-39)
41	Extraordinary Item
42	Provision for State, Federal and Other Governmental Taxes
43	Other than Income taxes[21]
44	Adjustment for prior period IBNR Estimates
45	Non-claim adjustments
46	NET INCOME (LOSS) (40-41-42-43-44-45)

[21]	Reported items other than State or Federal income taxes

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table # 19 — Part G                Income Statement by Rate Cell Grouping
NON- ABD — DDD (Excluding AIDS) — STATEWIDE22
FOR THE THREE MONTHS ENDING ______           FOR ______
(HMO NAME)

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD	SFY End	SFY End $
		month	month		PMPM	$@9/30[23]	@9/30
			PMPM				PMPM

Member Months
REVENUES:
1	Capitated Premiums
2	Supplemental Premiums
2a	Maternity
2b	Reimbursable HIV/AIDS Drugs and Blood Product
2c	EPSDT Incentive Payment
2d	Reimbursable Medical and Hospital
2e	Managed Care Service Administrator Premium
2f	Other
3	Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)
4	Interest
5	COB
6	Reinsurance Recoveries
7	Other Revenue
8	TOTAL REVENUE (3+4+5+6+7)
EXPENSES:
MEDICAL AND HOSPITAL
9	Inpatient Hospital
10	Primary Care
11	Physician Specialty Services
12	Outpatient Hospital (excludes ER)
13	Other Professional Services
14	Emergency Room
15	DME/Medical Supplies
16	Prosthetics & Orthotics
17	Covered Dental
18	Pharmacy (not to include Reimbursable HIV/AIDS Drugs and Blood Products)
19	Reimbursable HIV/AIDS Drugs and Blood Product
20	Home Health, Hospice and PDN
21	Transportation
22	Lab & X-ray
23	Vision Care, including eyeglasses
24	Mental Health/Substance Abuse
25	Reinsurance Expenses
26A	EPSDT Medical & PDN
26B	EPSDT Dental — EPD
27	Family Planning
28	Other Medical
29	TOTAL MEDICAL & HOSPITAL (9 THRU 28)
ADMINISTRATION:
30	Compensation
31	Occupancy/Depreciation/Amortization
32	Interest Expense

[22]	Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Sevcie Administrator program.

[23]	For the twelve months incurred claims expenses ending State Fiscal Year June 30, total should be reported with an additional three months of paid claims at quarter ending Sept 30.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD	SFY End	SFY End $
		month	month		PMPM	$@9/30[23]	@9/30
			PMPM				PMPM

33	Education/Outreach
34	Sanctions
35	Corporate Overhead Allocations
36	Subcontract/Delegated Administrative services
37	Other
38	TOTAL ADMINISTRATION
39	TOTAL EXPENSES
40	OPERATION INCOME (LOSS) (8-39)
41	Extraordinary Item
42	Provision for State, Federal and Other Governmental Taxes
43	Other than Income taxes[24]
44	Adjustment for prior period IBNR Estimates
45	Non-claim adjustments
46	NET INCOME (LOSS) (40-41-42-43-44-45)

[24]	Reported items other than State or Federal income taxes

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table # 19 — Part H                Income Statement by Rate Cell Grouping
ABD WITHOUT MEDICARE —DDD (Including AIDS) — STATEWIDE25
FOR THE THREE MONTHS ENDING ______           FOR ______
(HMO NAME)

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD	SFY End	SFY End $
		month	month		PMPM	$@9/30[26]	@9/30
			PMPM				PMPM

Member Months
REVENUES:
1	Capitated Premiums
2	Supplemental Premiums
2a	Maternity
2b	Reimbursable HIV/AIDS Drugs and Blood Product
2c	EPSDT Incentive Payment
2d	Reimbursable Medical and Hospital
2e	Managed Care Service Administrator Premium
2f	Other
3	Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)
4	Interest
5	COB
6	Reinsurance Recoveries
7	Other Revenue
8	TOTAL REVENUE (3+4+5+6+7)
EXPENSES:
MEDICAL AND HOSPITAL
9	Inpatient Hospital
10	Primary Care
11	Physician Specialty Services
12	Outpatient Hospital (excludes ER)
13	Other Professional Services
14	Emergency Room
15	DME/Medical Supplies
16	Prosthetics & Orthotics
17	Covered Dental
18	Pharmacy (not to include Reimbursable HIV/AIDS Drugs and Blood Products)
19	Reimbursable HIV/AIDS Drugs and Blood Product
20	Home Health, Hospice and PDN
21	Transportation
22	Lab & X-ray
23	Vision Care, including eyeglasses
24	Mental Health/Substance Abuse
25	Reinsurance Expenses
26A	EPSDT Medical & PDN
26B	EPSDT Dental — EPD
27	Family Planning
28	Other Medical
29	TOTAL MEDICAL & HOSPITAL (9 THRU 28)
ADMINISTRATION:
30	Compensation
31	Occupancy/Depreciation/Amortization
32	Interest Expense

[25]	Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Sevcie Administrator program.

[26]	For the twelve months incurred claims expenses ending State Fiscal Year June 30, total should be reported with an additional three months of paid claims at quarter ending Sept 30.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD	SFY End	SFY End $
		month	month		PMPM	$@9/30[26]	@9/30
			PMPM				PMPM

33	Education/Outreach
34	Sanctions
35	Corporate Overhead Allocations
36	Subcontract/Delegated Administrative services
37	Other
38	TOTAL ADMINISTRATION
39	TOTAL EXPENSES
40	OPERATION INCOME (LOSS) (8-39)
41	Extraordinary Item
42	Provision for State, Federal and Other Governmental Taxes
43	Other than Income taxes[27]
44	Adjustment for prior period IBNR Estimates
45	Non-claim adjustments
46	NET INCOME (LOSS) (40-41-42-43-44-45)

[27]	Reported items other than State or Federal income taxes

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table # 19 — Part I                Income Statement by Rate Cell Grouping
ABD WITHOUT MEDICARE — NON —DDD (including AIDS) — STATEWIDE28
FOR THE THREE MONTHS ENDING ______           FOR ______
(HMO NAME)

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD	SFY End	SFY End $
		month	month		PMPM	$@9/30[29]	@9/30
			PMPM				PMPM

Member Months
REVENUES:
1	Capitated Premiums
2	Supplemental Premiums
2a	Maternity
2b	Reimbursable HIV/AIDS Drugs and Blood Product
2c	EPSDT Incentive Payment
2d	Reimbursable Medical and Hospital
2e	Managed Care Service Administrator Premium
2f	Other
3	Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)
4	Interest
5	COB
6	Reinsurance Recoveries
7	Other Revenue
8	TOTAL REVENUE (3+4+5+6+7)
EXPENSES:
MEDICAL AND HOSPITAL
9	Inpatient Hospital
10	Primary Care
11	Physician Specialty Services
12	Outpatient Hospital (excludes ER)
13	Other Professional Services
14	Emergency Room
15	DME/Medical Supplies
16	Prosthetics & Orthotics
17	Covered Dental
18	Pharmacy (not to include Reimbursable HIV/AIDS Drugs and Blood Products)
19	Reimbursable HIV/AIDS Drugs and Blood Product
20	Home Health, Hospice and PDN
21	Transportation
22	Lab & X-ray
23	Vision Care, including eyeglasses
24	Mental Health/Substance Abuse
25	Reinsurance Expenses
26A	EPSDT Medical & PDN
26B	EPSDT Dental — EPD
27	Family Planning
28	Other Medical
29	TOTAL MEDICAL & HOSPITAL (9 THRU 28)
ADMINISTRATION:
30	Compensation
31	Occupancy/Depreciation/Amortization
32	Interest Expense

[28]	Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Sevcie Administrator program.

[29]	For the twelve months incurred claims expenses ending State Fiscal Year June 30, total should be reported with an additional three months of paid claims at quarter ending Sept 30.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD	SFY End	SFY End $
		month	month		PMPM	$@9/30[29]	@9/30
			PMPM				PMPM

33	Education/Outreach
34	Sanctions
35	Corporate Overhead Allocations
36	Subcontract/Delegated Administrative services
37	Other
38	TOTAL ADMINISTRATION
39	TOTAL EXPENSES
40	OPERATION INCOME (LOSS) (8-39)
41	Extraordinary Item
42	Provision for State, Federal and Other Governmental Taxes
43	Other than Income taxes[30]
44	Adjustment for prior period IBNR Estimates
45	Non-claim adjustments
46	NET INCOME (LOSS) (40-41-42-43-44-45)

[30]	Reported items other than State or Federal income taxes

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table # 19 — Part J                Income Statement by Rate Cell Grouping
NJ KIDCARE B&C (Excluding AIDS) — STATEWIDE31
FOR THE THREE MONTHS ENDING ______           FOR ______
(HMO NAME)

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD	SFY End	SFY End $
		month	month		PMPM	$@9/30[32]	@9/30
			PMPM				PMPM

Member Months
REVENUES:
1	Capitated Premiums
2	Supplemental Premiums
2a	Maternity
2b	Reimbursable HIV/AIDS Drugs and Blood Product
2c	EPSDT Incentive Payment
2d	Reimbursable Medical and Hospital
2e	Managed Care Service Administrator Premium
2f	Other
3	Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)
4	Interest
5	COB
6	Reinsurance Recoveries
7	Other Revenue
8	TOTAL REVENUE (3+4+5+6+7)
EXPENSES:
MEDICAL AND HOSPITAL
9	Inpatient Hospital
10	Primary Care
11	Physician Specialty Services
12	Outpatient Hospital (excludes ER)
13	Other Professional Services
14	Emergency Room
15	DME/Medical Supplies
16	Prosthetics & Orthotics
17	Covered Dental
18	Pharmacy (not to include Reimbursable HIV/AIDS Drugs and Blood Products)
19	Reimbursable HIV/AIDS Drugs and Blood Product
20	Home Health, Hospice and PDN
21	Transportation
22	Lab & X-ray
23	Vision Care, including eyeglasses
24	Mental Health/Substance Abuse
25	Reinsurance Expenses
26A	EPSDT Medical & PDN
26B	EPSDT Dental — EPD
27	Family Planning
28	Other Medical
29	TOTAL MEDICAL & HOSPITAL (9 THRU 28)
ADMINISTRATION:
30	Compensation
31	Occupancy/Depreciation/Amortization
32	Interest Expense

[31]	Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Sevcie Administrator program.

[32]	For the twelve months incurred claims expenses ending State Fiscal Year June 30, total should be reported with an additional three months of paid claims at quarter ending Sept 30.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD	SFY End	SFY End $
		month	month		PMPM	$@9/30[32]	@9/30
			PMPM				PMPM

33	Education/Outreach
34	Sanctions
35	Corporate Overhead Allocations
36	Subcontract/Delegated Administrative services
37	Other
38	TOTAL ADMINISTRATION
39	TOTAL EXPENSES
40	OPERATION INCOME (LOSS) (8-39)
41	Extraordinary Item
42	Provision for State, Federal and Other Governmental Taxes
43	Other than Income taxes[33]
44	Adjustment for prior period IBNR Estimates
45	Non-claim adjustments
46	NET INCOME (LOSS) (40-41-42-43-44-45)

[33]	Reported items other than State or Federal income taxes

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table # 19 — Part K                Income Statement by Rate Cell Grouping
NJ KIDCARE D (Excluding AIDS) — STATEWIDE34
FOR THE THREE MONTHS ENDING ______           FOR ______
(HMO NAME)

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD	SFY End	SFY End $
		month	month		PMPM	$@9/30[35]	@9/30
			PMPM				PMPM

Member Months
REVENUES:
1	Capitated Premiums
2	Supplemental Premiums
2a	Maternity
2b	Reimbursable HIV/AIDS Drugs and Blood Product
2c	EPSDT Incentive Payment
2d	Reimbursable Medical and Hospital
2e	Managed Care Service Administrator Premium
2f	Other
3	Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)
4	Interest
5	COB
6	Reinsurance Recoveries
7	Other Revenue
8	TOTAL REVENUE (3+4+5+6+7)
EXPENSES:
MEDICAL AND HOSPITAL
9	Inpatient Hospital
10	Primary Care
11	Physician Specialty Services
12	Outpatient Hospital (excludes ER)
13	Other Professional Services
14	Emergency Room
15	DME/Medical Supplies
16	Prosthetics & Orthotics
17	Covered Dental
18	Pharmacy (not to include Reimbursable HIV/AIDS Drugs and Blood Products)
19	Reimbursable HIV/AIDS Drugs and Blood Product
20	Home Health, Hospice and PDN
21	Transportation
22	Lab & X-ray
23	Vision Care, including eyeglasses
24	Mental Health/Substance Abuse
25	Reinsurance Expenses
26A	EPSDT Medical & PDN
26B	EPSDT Dental — EPD
27	Family Planning
28	Other Medical
29	TOTAL MEDICAL & HOSPITAL (9 THRU 28)
ADMINISTRATION:
30	Compensation
31	Occupancy/Depreciation/Amortization
32	Interest Expense

[34]	Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Sevcie Administrator program.

[35]	For the twelve months incurred claims expenses ending State Fiscal Year June 30, total should be reported with an additional three months of paid claims at quarter ending Sept 30.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD	SFY End	SFY End $
		month	month		PMPM	$@9/30[35]	@9/30
			PMPM				PMPM

33	Education/Outreach
34	Sanctions
35	Corporate Overhead Allocations
36	Subcontract/Delegated Administrative services
37	Other
38	TOTAL ADMINISTRATION
39	TOTAL EXPENSES
40	OPERATION INCOME (LOSS) (8-39)
41	Extraordinary Item
42	Provision for State, Federal and Other Governmental Taxes
43	Other than Income taxes[36]
44	Adjustment for prior period IBNR Estimates
45	Non-claim adjustments
46	NET INCOME (LOSS) (40-41-42-43-44-45)

[36]	Reported items other than State or Federal income taxes

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #19 — Part L                Statement Income Statement by Rate Cell Grouping~~
Reserved
~~FOR THE THREE MONTHS ENDING ___           FOR ___~~
 ~~(HMO NAME)~~

~~Revenues/Expenses/Administration~~		~~Three-~~	~~Three~~	~~YTD $~~	~~YTD~~	~~SFY End~~	~~SFY End $~~
		~~month~~	~~month~~		~~PMPM~~ 	~~@9/30[37]~~	~~@9/30~~
			~~PMPM~~				~~PMPM~~

~~Member Months~~
~~REVENUES:~~
~~1~~	~~Capitated Premiums~~
~~2~~	~~Supplemental Premiums~~
~~2a~~	~~Maternity~~
~~2b~~	~~Reimbursable HIV/AIDS Drugs and Blood Product~~
~~2c~~	~~EPSDT Incentive Payment~~
~~2d~~	~~Reimbursable Medical and Hospital~~
~~2e~~	~~Managed Care Service Administrator Premium~~
~~2f~~	~~Other~~
~~3~~	~~Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)~~
~~4~~	~~Interest~~
~~5~~	~~COB~~
~~6~~	~~Reinsurance Recoveries~~
~~7~~	~~Other Revenue~~
~~8~~	~~TOTAL REVENUE (3+4+5+6+7)~~
~~EXPENSES:~~
~~MEDICAL AND HOSPITAL~~
~~9~~	~~Inpatient Hospital~~
~~10~~	~~Primary Care~~
~~11~~	~~Physician Specialty Services~~
~~12~~	~~Outpatient Hospital (excludes ER)~~
~~13~~	~~Other Professional Services~~
~~14~~	~~Emergency Room~~
~~15~~	~~DME/Medical Supplies~~
~~16~~	~~Prosthetics & Orthotics~~
~~17~~	~~Covered Dental~~
~~18~~	~~Pharmacy (not to include Reimbursable HIV/AIDS Drugs and Blood Products)~~
~~19~~	~~Reimbursable HIV/AIDS Drugs and Blood Product~~
~~20~~	~~Home Health, Hospice and PDN~~
~~21~~	~~Transportation~~
~~22~~	~~Lab & X-ray~~
~~23~~	~~Vision Care, including eyeglasses~~
~~24~~	~~Mental Health/Substance Abuse~~
~~25~~	~~Reinsurance Expenses~~
~~26A~~	~~EPSDT Medical & PDN~~
~~26B~~	~~EPSDT Dental — EPD~~
~~27~~	~~Family Planning~~
~~28~~	~~Other Medical~~
~~29~~	~~TOTAL MEDICAL & HOSPITAL (9 THRU 28)~~
~~ADMINISTRATION:~~
~~30~~	~~Compensation~~
~~31~~	~~Occupancy/Depreciation/Amortization~~
~~32~~	~~Interest Expense~~
~~33~~	~~Education/Outreach~~
~~34~~	~~Sanctions~~

[37]	For the twelve months incurred claims expenses ending State Fiscal Year June 30, total should be reported with an additional three months of paid claims at quarter ending Sept 30.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Revenues/Expenses/Administration~~		~~Three-~~	~~Three~~	~~YTD $~~	~~YTD~~	~~SFY End~~	~~SFY End $~~
		~~month~~	~~month~~		~~PMPM~~ 	~~@9/30[37]~~	~~@9/30~~
			~~PMPM~~				~~PMPM~~

~~35~~	~~Corporate Overhead Allocations~~
~~36~~	~~Subcontract/Delegated Administrative services~~
~~37~~	~~Other~~
~~38~~	~~TOTAL ADMINISTRATION~~
~~39~~	~~TOTAL EXPENSES~~
~~40~~	~~OPERATION INCOME (LOSS) (8-39)~~
~~41~~	~~Extraordinary Item~~
~~42~~	~~Provision for State, Federal and Other Governmental Taxes~~
~~43~~	~~Other than Income taxes35~~
~~44~~	~~Adjustment for prior period IBNR Estimates~~
~~45~~	~~Non-claim adjustments~~
~~46~~	~~NET INCOME (LOSS) (40-41-42-43-44-45)~~

[38]	Reported items other than State or Federal income taxes

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table # 19 — Part M                Income Statement by Rate Cell Grouping
NJ FAMILYCARE PARENTS 0-133% FPL (Excluding AIDS) — STATEWIDE39
FOR THE THREE MONTHS ENDING ______           FOR ______
(HMO NAME)

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD	SFY End	SFY End $
		month	month		PMPM	$@9/30[40]	@9/30
			PMPM				PMPM

Member Months
REVENUES:
1	Capitated Premiums
2	Supplemental Premiums
2a	Maternity
2b	Reimbursable HIV/AIDS Drugs and Blood Product
2c	EPSDT Incentive Payment
2d	Reimbursable Medical and Hospital
2e	Managed Care Service Administrator Premium
2f	Other
3	Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)
4	Interest
5	COB
6	Reinsurance Recoveries
7	Other Revenue
8	TOTAL REVENUE (3+4+5+6+7)
EXPENSES:
MEDICAL AND HOSPITAL
9	Inpatient Hospital
10	Primary Care
11	Physician Specialty Services
12	Outpatient Hospital (excludes ER)
13	Other Professional Services
14	Emergency Room
15	DME/Medical Supplies
16	Prosthetics & Orthotics
17	Covered Dental
18	Pharmacy (not to include Reimbursable HIV/AIDS Drugs and Blood Products)
19	Reimbursable HIV/AIDS Drugs and Blood Product
20	Home Health, Hospice and PDN
21	Transportation
22	Lab & X-ray
23	Vision Care, including eyeglasses
24	Mental Health/Substance Abuse
25	Reinsurance Expenses
26A	EPSDT Medical & PDN
26B	EPSDT Dental — EPD
27	Family Planning
28	Other Medical
29	TOTAL MEDICAL & HOSPITAL (9 THRU 28)
ADMINISTRATION:
30	Compensation
31	Occupancy/Depreciation/Amortization
32	Interest Expense

[39]	Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Sevcie Administrator program.

[40]	For the twelve months incurred claims expenses ending State Fiscal Year June 30, total should be reported with an additional three months of paid claims at quarter ending Sept 30.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD	SFY End	SFY End $
		month	month		PMPM	$@9/30[40]	@9/30
			PMPM				PMPM

33	Education/Outreach
34	Sanctions
35	Corporate Overhead Allocations
36	Subcontract/Delegated Administrative services
37	Other
38	TOTAL ADMINISTRATION
39	TOTAL EXPENSES
40	OPERATION INCOME (LOSS) (8-39)
41	Extraordinary Item
42	Provision for State, Federal and Other Governmental Taxes
43	Other than Income taxes[41]
44	Adjustment for prior period IBNR Estimates
45	Non-claim adjustments
46	NET INCOME (LOSS) (40-41-42-43-44-45)

[41]	Reported items other than State or Federal income taxes

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #19 — Part N                Income Statement by Rate Cell Grouping~~
RESERVED
~~FOR THE THREE MONTHS ENDING ___     FOR ___~~
 ~~(HMO NAME)~~

~~Revenues/Expenses/Administration~~	~~Three-~~	~~Three~~	~~YTD $~~	~~YTD~~	~~SFY End~~	~~SFY End $~~
	~~month~~	~~month~~		~~PMPM~~	~~$@9/30[42]~~	~~@9/30~~
		~~PMPM~~				~~PMPM~~

~~Member Months~~
~~REVENUES:~~
~~1~~	~~Capitated Premiums~~
~~2~~	~~Supplemental Premiums~~
~~2a~~	 ~~Maternity~~
~~2b~~	 ~~Reimbursable HIV/AIDS Drugs and Blood Product~~
~~2c~~	 ~~EPSDT Incentive Payment~~
~~2d~~	 ~~Reimbursable Medical and Hospital~~
~~2e~~	 ~~Managed Care Service Administrator Premium~~
~~2f~~	 ~~Other~~
~~3~~	~~Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)~~
~~4~~	~~Interest~~
~~5~~	~~COB~~
~~6~~	~~Reinsurance Recoveries~~
~~7~~	~~Other Revenue~~
~~8~~	~~TOTAL REVENUE (3+4+5+6+7)~~
~~EXPENSES:~~
~~MEDICAL AND HOSPITAL~~
~~9~~	~~Inpatient Hospital~~
~~10~~	~~Primary Care~~
~~11~~	~~Physician Specialty Services~~
~~12~~	~~Outpatient Hospital (excludes ER)~~
~~13~~	~~Other Professional Services~~
~~14~~	~~Emergency Room~~
~~15~~	~~DME/Medical Supplies~~
~~16~~	~~Prosthetics & Orthotics~~
~~17~~	~~Covered Dental~~
~~18~~	~~Pharmacy (not to include Reimbursable HIV/AIDS Drugs and Blood Products)~~
~~19~~	~~Reimbursable HIV/AIDS Drugs and Blood Product~~
~~20~~	~~Home Health, Hospice and PDN~~
~~21~~	~~Transportation~~
~~22~~	~~Lab & X-ray~~
~~23~~	~~Vision Care, including eyeglasses~~
~~24~~	~~Mental Health/Substance Abuse~~
~~25~~	~~Reinsurance Expenses~~
~~26A~~	~~EPSDT Medical & PDN~~
~~26B~~	~~EPSDT Dental — EPD~~
~~27~~	~~Family Planning~~
~~28~~	~~Other Medical~~
~~29~~	~~TOTAL MEDICAL & HOSPITAL (9 THRU 28)~~
~~ADMINISTRATION:~~
~~30~~	~~Compensation~~
~~31~~	~~Occupancy/Depreciation/Amortization~~
~~32~~	~~Interest Expense~~
~~33~~	~~Education/Outreach~~
~~34~~	~~Sanctions~~
~~35~~	~~Corporate Overhead Allocations~~

[42]	For the twelve months incurred claims expenses ending State Fiscal Year June 30, total should be reported with an additional three months of paid claims at quarter ending Sept 30.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Revenues/Expenses/Administration~~		~~Three-~~	~~Three~~	~~YTD $~~	~~YTD~~	~~SFY End~~	~~SFY End $~~
		~~month~~	~~month~~		~~PMPM~~	~~$@9/30[42]~~	~~@9/30~~
			~~PMPM~~				~~PMPM~~

~~36~~	~~Subcontract/Delegated Administrative services~~
~~37~~	~~Other~~
~~38~~	~~TOTAL ADMINISTRATION~~
~~39~~	~~TOTAL EXPENSES~~
~~40~~	~~OPERATION INCOME (LOSS) (8-39)~~
~~41~~	~~Extraordinary Item~~
~~42~~	~~Provision for State, Federal and Other Governmental Taxes~~
~~43~~	~~Other than Income taxes[40]~~
~~44~~	~~Adjustment for prior period IBNR Estimates~~
~~45~~	~~Non-claim adjustments~~
~~46~~	~~NET INCOME (LOSS) (40-41-42-43-44-45)~~

[43]	Reported items other than State or Federal income taxes

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table # 19 — Part O                Income Statement by Rate Cell Grouping
NJ FAMILYCARE PARENTS 133-250 % FPL (Excluding AIDS) — STATEWIDE44
FOR THE THREE MONTHS ENDING ______           FOR ______
(HMO NAME)

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD	SFY End	SFY End $
		month	month		PMPM	$@9/30[45]	@9/30
			PMPM				PMPM

Member Months
REVENUES:
1	Capitated Premiums
2	Supplemental Premiums
2a	Maternity
2b	Reimbursable HIV/AIDS Drugs and Blood Product
2c	EPSDT Incentive Payment
2d	Reimbursable Medical and Hospital
2e	Managed Care Service Administrator Premium
2f	Other
3	Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)
4	Interest
5	COB
6	Reinsurance Recoveries
7	Other Revenue
8	TOTAL REVENUE (3+4+5+6+7)
EXPENSES:
MEDICAL AND HOSPITAL
9	Inpatient Hospital
10	Primary Care
11	Physician Specialty Services
12	Outpatient Hospital (excludes ER)
13	Other Professional Services
14	Emergency Room
15	DME/Medical Supplies
16	Prosthetics & Orthotics
17	Covered Dental
18	Pharmacy (not to include Reimbursable HIV/AIDS Drugs and Blood Products)
19	Reimbursable HIV/AIDS Drugs and Blood Product
20	Home Health, Hospice and PDN
21	Transportation
22	Lab & X-ray
23	Vision Care, including eyeglasses
24	Mental Health/Substance Abuse
25	Reinsurance Expenses
26A	EPSDT Medical & PDN
26B	EPSDT Dental — EPD
27	Family Planning
28	Other Medical
29	TOTAL MEDICAL & HOSPITAL (9 THRU 28)
ADMINISTRATION:
30	Compensation
31	Occupancy/Depreciation/Amortization
32	Interest Expense

[44]	Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Sevcie Administrator program.

[45]	For the twelve months incurred claims expenses ending State Fiscal Year June 30, total should be reported with an additional three months of paid claims at quarter ending Sept 30.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD	SFY End	SFY End $
		month	month		PMPM	$@9/30[45]	@9/30
			PMPM				PMPM

33	Education/Outreach
34	Sanctions
35	Corporate Overhead Allocations
36	Subcontract/Delegated Administrative services
37	Other
38	TOTAL ADMINISTRATION
39	TOTAL EXPENSES
40	OPERATION INCOME (LOSS) (8-39)
41	Extraordinary Item
42	Provision for State, Federal and Other Governmental Taxes
43	Other than Income taxes[46]
44	Adjustment for prior period IBNR Estimates
45	Non-claim adjustments
46	NET INCOME (LOSS) (40-41-42-43-44-45)

[46]	Reported items other than State or Federal income taxes

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table # 19 — Part P                Income Statement by Rate Cell Grouping
ABD WITH MEDICARE — AIDS — STATEWIDE47
FOR THE THREE MONTHS ENDING ______           FOR ______
(HMO NAME)

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD	SFY End	SFY End $
		month	month		PMPM	$@9/30[48]	@9/30
			PMPM				PMPM

Member Months
REVENUES:
1	Capitated Premiums
2	Supplemental Premiums
2a	Maternity
2b	Reimbursable HIV/AIDS Drugs and Blood Product
2c	EPSDT Incentive Payment
2d	Reimbursable Medical and Hospital
2e	Managed Care Service Administrator Premium
2f	Other
3	Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)
4	Interest
5	COB
6	Reinsurance Recoveries
7	Other Revenue
8	TOTAL REVENUE (3+4+5+6+7)
EXPENSES:
MEDICAL AND HOSPITAL
9	Inpatient Hospital
10	Primary Care
11	Physician Specialty Services
12	Outpatient Hospital (excludes ER)
13	Other Professional Services
14	Emergency Room
15	DME/Medical Supplies
16	Prosthetics & Orthotics
17	Covered Dental
18	Pharmacy (not to include Reimbursable HIV/AIDS Drugs and Blood Products)
19	Reimbursable HIV/AIDS Drugs and Blood Product
20	Home Health, Hospice and PDN
21	Transportation
22	Lab & X-ray
23	Vision Care, including eyeglasses
24	Mental Health/Substance Abuse
25	Reinsurance Expenses
26A	EPSDT Medical & PDN
26B	EPSDT Dental — EPD
27	Family Planning
28	Other Medical
29	TOTAL MEDICAL & HOSPITAL (9 THRU 28)
ADMINISTRATION:
30	Compensation
31	Occupancy/Depreciation/Amortization
32	Interest Expense

[47]	Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Sevcie Administrator program.

[48]	For the twelve months incurred claims expenses ending State Fiscal Year June 30, total should be reported with an additional three months of paid claims at quarter ending Sept 30.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD	SFY End	SFY End $
		month	month		PMPM	$@9/30[48]	@9/30
			PMPM				PMPM

33	Education/Outreach
34	Sanctions
35	Corporate Overhead Allocations
36	Subcontract/Delegated Administrative services
37	Other
38	TOTAL ADMINISTRATION
39	TOTAL EXPENSES
40	OPERATION INCOME (LOSS) (8-39)
41	Extraordinary Item
42	Provision for State, Federal and Other Governmental Taxes
43	Other than Income taxes[49]
44	Adjustment for prior period IBNR Estimates
45	Non-claim adjustments
46	NET INCOME (LOSS) (40-41-42-43-44-45)

[49]	Reported items other than State or Federal income taxes

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table # 19 — Part Q                Income Statement by Rate Cell Grouping
NON-ABD -AIDS — STATEWIDE50
FOR THE THREE MONTHS ENDING ______           FOR ______
(HMO NAME)

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD	SFY End	SFY End $
		month	month		PMPM	$@9/30[51]	@9/30
			PMPM				PMPM

Member Months
REVENUES:
1	Capitated Premiums
2	Supplemental Premiums
2a	Maternity
2b	Reimbursable HIV/AIDS Drugs and Blood Product
2c	EPSDT Incentive Payment
2d	Reimbursable Medical and Hospital
2e	Managed Care Service Administrator Premium
2f	Other
3	Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)
4	Interest
5	COB
6	Reinsurance Recoveries
7	Other Revenue
8	TOTAL REVENUE (3+4+5+6+7)
EXPENSES:
MEDICAL AND HOSPITAL
9	Inpatient Hospital
10	Primary Care
11	Physician Specialty Services
12	Outpatient Hospital (excludes ER)
13	Other Professional Services
14	Emergency Room
15	DME/Medical Supplies
16	Prosthetics & Orthotics
17	Covered Dental
18	Pharmacy (not to include Reimbursable HIV/AIDS Drugs and Blood Products)
19	Reimbursable HIV/AIDS Drugs and Blood Product
20	Home Health, Hospice and PDN
21	Transportation
22	Lab & X-ray
23	Vision Care, including eyeglasses
24	Mental Health/Substance Abuse
25	Reinsurance Expenses
26A	EPSDT Medical & PDN
26B	EPSDT Dental — EPD
27	Family Planning
28	Other Medical
29	TOTAL MEDICAL & HOSPITAL (9 THRU 28)
ADMINISTRATION:
30	Compensation
31	Occupancy/Depreciation/Amortization
32	Interest Expense

[50]	Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Sevcie Administrator program.

[51]	For the twelve months incurred claims expenses ending State Fiscal Year June 30, total should be reported with an additional three months of paid claims at quarter ending Sept 30.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD	SFY End	SFY End $
		month	month		PMPM	$@9/30[51]	@9/30
			PMPM				PMPM

33	Education/Outreach
34	Sanctions
35	Corporate Overhead Allocations
36	Subcontract/Delegated Administrative services
37	Other
38	TOTAL ADMINISTRATION
39	TOTAL EXPENSES
40	OPERATION INCOME (LOSS) (8-39)
41	Extraordinary Item
42	Provision for State, Federal and Other Governmental Taxes
43	Other than Income taxes[52]
44	Adjustment for prior period IBNR Estimates
45	Non-claim adjustments
46	NET INCOME (LOSS) (40-41-42-43-44-45)

[52]	Reported items other than State or Federal income taxes

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table # 19 — Part R1                Income Statement by Rate Cell Grouping
MATERNITY — STATEWIDE53
FOR THE THREE MONTHS ENDING ______           FOR ______
(HMO NAME)

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD per	SFY End	SFY End $
		month	month		delivery	$@9/30[54]	@9/30
			per delivery				PMPM

Deliveries
REVENUES:
1	Capitated Premiums
2	Supplemental Premiums
2a	Maternity
2b	Reimbursable HIV/AIDS Drugs and Blood Product
2c	EPSDT Incentive Payment
2d	Reimbursable Medical and Hospital
2e	Managed Care Service Administrator Premium
2f	Other
3	Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)
4	Interest
5	COB
6	Reinsurance Recoveries
7	Other Revenue
8	TOTAL REVENUE (3+4+5+6+7)
EXPENSES:
MEDICAL AND HOSPITAL
9	Inpatient Hospital
10	Primary Care
11	Physician Specialty Services
12	Outpatient Hospital (excludes ER)
13	Other Professional Services
14	Emergency Room
15	DME/Medical Supplies
16	Prosthetics & Orthotics
17	Covered Dental
18	Pharmacy (not to include Reimbursable HIV/AIDS Drugs and Blood Products)
19	Reimbursable HIV/AIDS Drugs and Blood Product
20	Home Health, Hospice and PDN
21	Transportation
22	Lab & X-ray
23	Vision Care, including eyeglasses
24	Mental Health/Substance Abuse
25	Reinsurance Expenses
26A	EPSDT Medical & PDN
26B	EPSDT Dental — EPD
27	Family Planning
28	Other Medical
29	TOTAL MEDICAL & HOSPITAL (9 THRU 28)
ADMINISTRATION:
30	Compensation
31	Occupancy/Depreciation/Amortization
32	Interest Expense

[53]	Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Sevcie Administrator program.

[54]	For the twelve months incurred claims expenses ending State Fiscal Year June 30, total should be reported with an additional three months of paid claims at quarter ending Sept 30.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD per	SFY End	SFY End $
		month	month		delivery	$@9/30[54]	@9/30
			per delivery				PMPM

33	Education/Outreach
34	Sanctions
35	Corporate Overhead Allocations
36	Subcontract/Delegated Administrative services
37	Other
38	TOTAL ADMINISTRATION
39	TOTAL EXPENSES
40	OPERATION INCOME (LOSS) (8-39)
41	Extraordinary Item
42	Provision for State, Federal and Other Governmental Taxes
43	Other than Income taxes[55]
44	Adjustment for prior period IBNR Estimates
45	Non-claim adjustments
46	NET INCOME (LOSS) (40-41-42-43-44-45)

[55]	Reported items other than State or Federal income taxes

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table # 19 — Part R2                Income Statement by Rate Cell Grouping
Newborn STATEWIDE56
FOR THE THREE MONTHS ENDING ______           FOR ______
(HMO NAME)

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD	SFY End	SFY End $
		month	month		PMPM	$@9/30[57]	@9/30
			PMPM				PMPM

Member Months
REVENUES:
1	Capitated Premiums
2	Supplemental Premiums
2a	Maternity
2b	Reimbursable HIV/AIDS Drugs and Blood Product
2c	EPSDT Incentive Payment
2d	Reimbursable Medical and Hospital
2e	Managed Care Service Administrator Premium
2f	Other
3	Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)
4	Interest
5	COB
6	Reinsurance Recoveries
7	Other Revenue
8	TOTAL REVENUE (3+4+5+6+7)
EXPENSES:
MEDICAL AND HOSPITAL
9	Inpatient Hospital
10	Primary Care
11	Physician Specialty Services
12	Outpatient Hospital (excludes ER)
13	Other Professional Services
14	Emergency Room
15	DME/Medical Supplies
16	Prosthetics & Orthotics
17	Covered Dental
18	Pharmacy (not to include Reimbursable HIV/AIDS Drugs and Blood Products)
19	Reimbursable HIV/AIDS Drugs and Blood Product
20	Home Health, Hospice and PDN
21	Transportation
22	Lab & X-ray
23	Vision Care, including eyeglasses
24	Mental Health/Substance Abuse
25	Reinsurance Expenses
26A	EPSDT Medical & PDN
26B	EPSDT Dental — EPD
27	Family Planning
28	Other Medical
29	TOTAL MEDICAL & HOSPITAL (9 THRU 28)
ADMINISTRATION:
30	Compensation
31	Occupancy/Depreciation/Amortization
32	Interest Expense

[56]	Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Sevcie Administrator program.

[57]	For the twelve months incurred claims expenses ending State Fiscal Year June 30, total should be reported with an additional three months of paid claims at quarter ending Sept 30.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Revenues/Expenses/Administration		Three-	Three	YTD $	YTD	SFY End	SFY End $
		month	month		PMPM	$@9/30[57]	@9/30
			PMPM				PMPM

33	Education/Outreach
34	Sanctions
35	Corporate Overhead Allocations
36	Subcontract/Delegated Administrative services
37	Other
38	TOTAL ADMINISTRATION
39	TOTAL EXPENSES
40	OPERATION INCOME (LOSS) (8-39)
41	Extraordinary Item
42	Provision for State, Federal and Other Governmental Taxes
43	Other than Income taxes[58]
44	Adjustment for prior period IBNR Estimates
45	Non-claim adjustments
46	NET INCOME (LOSS) (40-41-42-43-44-45)

[58]	Reported items other than State or Federal income taxes

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table # 19 — Part S1                Income Statement by Rate Cell Grouping
All At-Risk rate cell groupings On Claims Incurred DURING THE CURRENT QUARTER —STATEWIDE59
FOR THE THREE MONTHS ENDING ______           FOR ______
(HMO NAME)

Revenues/Expenses/Administration		(A)	(B) Three	O=(a)+(b)	Three	SFY End	SFY End $
		Three-	month	Three-	month	$@9/30[60]	@9/30
		month Paid Claims	IBNR & RBUC	month Total $	PMPM		PMPM

Member Months
REVENUES:
1	Capitated Premiums
2	Supplemental Premiums
2a	Maternity
2b	Reimbursable HIV/AIDS Drugs and Blood Product
2c	EPSDT Incentive Payment
2d	Reimbursable Medical and Hospital
2e	Managed Care Service Administrator Premium
2f	Other
3	Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)
4	Interest
5	COB
6	Reinsurance Recoveries
7	Other Revenue
8	TOTAL REVENUE (3+4+5+6+7)
EXPENSES:
MEDICAL AND HOSPITAL
9	Inpatient Hospital
10	Primary Care
11	Physician Specialty Services
12	Outpatient Hospital (excludes ER)
13	Other Professional Services
14	Emergency Room
15	DME/Medical Supplies
16	Prosthetics & Orthotics
17	Covered Dental
18	Pharmacy (not to include Reimbursable HIV/AIDS Drugs and Blood Products)
19	Reimbursable HIV/AIDS Drugs and Blood Product
20	Home Health, Hospice and PDN
21	Transportation
22	Lab & X-ray
23	Vision Care, including eyeglasses
24	Mental Health/Substance Abuse
25	Reinsurance Expenses
26A	EPSDT Medical & PDN
26B	EPSDT Dental — EPD
27	Family Planning
28	Other Medical
29	TOTAL MEDICAL & HOSPITAL (9 THRU 28)

[59]	Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Service Administrator program.

[60]	For the twelve months incurred claims expenses ending State Fiscal Year June 30, total should be reported with an additional three months of paid claims at quarter ending Sept 30.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Revenues/Expenses/Administration		(A)	(B) Three	O=(a)+(b)	Three	SFY End	SFY End $
		Three-	month	Three-	month	$@9/30[60]	@9/30
		month Paid Claims	IBNR & RBUC	month Total $	PMPM		PMPM

ADMINISTRATION:
30	Compensation
31	Occupancy/Depreciation/Amortization
32	Interest Expense
33	Education/Outreach
34	Sanctions
35	Corporate Overhead Allocations
36	Subcontract/Delegated Administrative services
37	Other
38	TOTAL ADMINISTRATION
39	TOTAL EXPENSES
40	OPERATION INCOME (LOSS) (8-39)
41	Extraordinary Item
42	Provision for State, Federal and Other Governmental Taxes
43	Other than Income taxes[61]
44	Adjustment for prior period IBNR Estimates
45	Non-claim adjustments
46	NET INCOME (LOSS) (40-41-42-43-44-45)

[61]	Reported items other than State or Federal income taxes

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table #19 – Part s2	Income Statement by Rate Cell Grouping
All At-Risk Rate Cell Groupings On Claims Incurred YEAR TO DATE – STATEWIDE62

FOR THE THREE MONTHS ENDING	FOR
(HMO NAME)

(A)
		YTD	(B) YTD	O=(a)+(b)			SFY End $
		Paid	IBNR &	YTD Total	YTD	SFY End	@9/30
Revenues/Expenses/Administration		Claims	RBUC	$	PMPM	$@9/30[63]	PMPM
Member Months
REVENUES:
1	Capitated Premiums
2	Supplemental Premiums
2a	Maternity
2b	Reimbursable HIV/AIDS Drugs and Blood Product
2c	EPSDT Incentive Payment
2d	Reimbursable Medical and Hospital
2e	Managed Care Service Administrator Premium
2f	Other
3	Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)
4	Interest
5	COB
6	Reinsurance Recoveries
7	Other Revenue
8	TOTAL REVENUE (3+4+5+6+7)
EXPENSES:
MEDICAL AND HOSPITAL
9	Inpatient Hospital
10	Primary Care
11	Physician Specialty Services
12	Outpatient Hospital (excludes ER)
13	Other Professional Services
14	Emergency Room
15	DME/Medical Supplies
16	Prosthetics & Orthotics
17	Covered Dental
18	Pharmacy (not to include Reimbursable HIV/AIDS Drugs and Blood Products)
19	Reimbursable HIV/AIDS Drugs and Blood Product
20	Home Health, Hospice and PDN
21	Transportation
22	Lab & Xray
23	Vision Care, including eyeglasses
24	Mental Health/Substance Abuse
25	Reinsurance Expenses
26A	EPSDT Medical & PDN
26B	EPSDT Dental – EPD
27	Family Planning
28	Other Medical
29	TOTAL MEDICAL & HOSPITAL (9 THRU 28)
ADMINISTRATION:
30	Compensation
31	Occupancy/Depreciation/Amortization

[62]	Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Service Administrator program.

[63]	For the twelve months incurred claims expenses ending State Fiscal Year June 30, total should be reported with an additional three months of paid claims at quarter ending Sept 30.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

(A)
		YTD	(B) YTD	O=(a)+(b)			SFY End $
		Paid	IBNR &	YTD Total	YTD	SFY End	@9/30
Revenues/Expenses/Administration		Claims	RBUC	$	PMPM	$@9/30[63]	PMPM
32	Interest Expense
33	Education/Outreach
34	Sanctions
35	Corporate Overhead Allocations
36	Subcontract/Delegated Administrative services
37	Other
38	TOTAL ADMINISTRATION
39	TOTAL EXPENSES
40	OPERATION INCOME (LOSS) (8-39)
41	Extraordinary Item
42	Provision for State, Federal and Other Governmental Taxes
43	Other than Income taxes[64]
44	Adjustment for prior period IBNR Estimates
45	Non-claim adjustments
46	NET INCOME (LOSS) (40-41-42-43-44-45)

[64]	Reported items other than State or Federal income taxes

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table #19 – Part S3	Income Statement by Rate Cell Grouping
Reconciliations

FOR THE THREE MONTHS ENDING	FOR
Revenue Reconciliation

			Total Premiums
			Received for At-
Only 5 rows provided			Risk Rate Cell
(Insert additional rows if needed)	Date	Check #	Groupings
1	01/00/00	0000	$
2	01/00/00	0000	$
3	01/00/00	0000	$
4	01/00/00	0000	$
5	01/00/00	0000	$
6 Subtotal Premiums Received (lines 1 – 5)			$
7 Premiums Reported Quarter in #19S1			$
8 Difference (Lines 6-7)			$

Notes:
Cells with this shading are calculated fields and are not to be filled out
1 – Detail any differences in the “notes” section

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table # 19 — Part S3	Income Statement by Rate Cell Grouping
Reconciliations

FOR THE THREE MONTHS ENDING	FOR
Lag Triangle and Income Statement Reconciliation for Quarter

Three month Paid
Lag Report		Table #19 – Parts S1 &S2		Claims	Three-month IBNR & RBUC	Three Month Total $
Lag Report #	Medical	Line	Consolidated Category of Service	Lag Report Table #19	Lag Report Table #19 Difference	Lag Report Table #19 Difference
	Cost	#		Difference Part S1	Part S1	Part S1
Grouping
Table #20 -Part A	Inpatient Hospital	9	Inpatient Hospital	$	$	$
Table #20	Physician	10	Primary care
-Part B		11	Physician Specialty Services	$	$	$
Table 20	Pharmacy	18	Pharmacy (not to include	$	$	$
-Part C		19	Reimbursable HIV/AIDS
Reimbursable HIV/AIDS
Table #20	Other	12	Other Professional Services	$	$	$
-Part D		13	Emergency Room
		14	DME/Medical Supplies
		15	Prosthetics & Orthotics
		16	Covered Dental
		17	Home Health, Hospice and PDN
		20	Transportation
		21	Lab & X-ray
		22	Vision Care, including eyeglasses
		23	Mental Health/Substance Abuse
		24	Reinsurance Expenses
		26a	EPSDT Medical & PDN
		26b	EPSDT Dental – EPD
		27	Family Planning
		28	Other Medical
Lag Triangle and Income Statement Reconciliation for YTD

				YTD		YTD		YTD
Lag Report		Table #19 – Parts S1 &S2		Paid Claims		IBNR & RBUC		Total $
Lag Report #	Medical	Line	Consolidated Category of Service	Lag Report Table #19		Lag Report Table #19 Difference		Lag Report Table #19 Difference
	Cost	#		Difference Part S1		Part S1		Part S1
	Grouping
Table #20 -Part A	Inpatient Hospital	9	Inpatient Hospital	$	$	$	$	$	$
Table #20	Physician	10	Primary care	$	$	$	$	$	$
-Part B		11	Physician Specialty Services
Table 20	Pharmacy	18	Pharmacy (not to include	$	$	$	$	$	$
-Part C		19	Reimbursable HIV/AIDS
		19	Reimbursable HIV/AIDS
Table #20	Other	12	Other Professional Services	$	$	$	$	$	$

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

					YTD	YTD	YTD
Lag Report		Table #19 – Parts S1 &S2			Paid Claims	IBNR & RBUC	Total $
Lag Report #	Medical	Line		Consolidated Category of Service	Lag Report Table #19	Lag Report Table #19 Difference	Lag Report Table #19 Difference
	Cost	#			Difference Part S1	Part S1	Part S1
Grouping
-Part D		13		Emergency Room
		14		DME/Medical Supplies
		15		Prosthetics & Orthotics
		16		Covered Dental
		17		Home Health, Hospice and PDN
		20		Transportation
		21		Lab & X-ray
		22		Vision Care, including eyeglasses
		23		Mental Health/Substance Abuse
		24		Reinsurance Expenses
		26	a	EPSDT Medical & PDN
		26	b	EPSDT Dental – EPD
		27		Family Planning
		28		Other Medical

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table #19 – Part S3	Income Statement by Rate Cell Grouping
Reconciliations

FOR THE THREE MONTHS ENDING	FOR
Prior Period IBNR Reconciliation for Quarter End

Incurred in
Quarters Prior to
1 Claims Paid in Most Recent Order	$
2 + IBNR as of Most Recent Quarter (line 43 of #2-A-D lag Triangles)	$
3 – IBNR as of prior Quarter	$
4 + Subcapitation Payments, Pharmacy Rebates, Settlements as of Most Recent Quarter	$
5 - Subcapitation Payments, Pharmacy Rebates, Settlements as of Prior Quarter	$
6 Prior Period IBNR Adjustment for QTR end (lines 1+2+3+4-5)	$
7 Table #19 – Parts S1 Adjustment for prior period IBNR estimates (Line 44 of Table #19S1)	$
8 Difference (Lines 6-7)	$
Prior Period IBNR Reconciliation for Calendar Year End

Incurred in Calendar Years
Prior to
1 Claims Paid in Most Recent Calendar YTD	$
2 + IBNR as of Most Recent Quarter (line 43 of #2-A-D lag Triangles)	$
3 – IBNR as of prior calendar Year End	$
4 + Subcapitation Payments, Pharmacy Rebates, Settlements as of Most Recent Quarter	$
5 - Subcapitation Payments, Pharmacy Rebates, Settlements as of Prior Calendar Year End	$
6 Prior Period IBNR Adjustment for Calendar Year end (lines 1+2+3+4-5)	$
7 Table #19 – Parts S1 Adjustment for prior period IBNR estimates (Line 44 of Table #19S1)	$
8 Difference (Lines 6-7)	$
Cells with this shading are calculated fields and should not be filled out
1 – Detail any difference in Notes Section

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table #19 – Part S3	Income Statement by Rate Cell Grouping
Reconciliations

FOR THE THREE MONTHS ENDING	FOR
“Other” Administrative Expenses – Detail for an Expense Category over $250,000

Other Charged Detailed
Breakdown Description		Total Incurred $ for the
(insert additional rows if needed)		Quarter
1
2
3
4
5
6
7
8
9
10
11	Total Other Administration Expense (lines 1 through 10)
12	Table #19 – parts S2 Other Administration Expenses (line 37 of Table #19S1)
13	Difference
“Other” Administrative Expenses – Detail for an Expense Category over $250,000

Other Charged Detailed		Total Incurred $ YTD
1
2
3
4
5
6
7
8
9
10
11	Total Other Administration Expense (lines 1 through 10)
12	Table #19 – parts S2 Other Administration Expenses (line 37 of Table #19S1)
13	Difference
Cells with this shading are calculated fields and should not be filled out
1 – Detail any difference in Notes Section

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table #19 – Part T – Non-state Plan Service Expenses by Rate Cell Grouping
Non-State Plan Services

FOR THE THREE MONTHS ENDING	FOR
(HMO Name)

		AFDC/NJCPW/NJ KidCare A – North				AFDC/NJCPW/NJ KidCare A – Central
		Three-month	Three-month			Three-month	Three-month
Expenses		$	units	YTD $	YTD Units	$	units	YTD $	YTD Units
EXPENSES:
MEDICAL AND HOSPITAL NON-STATE SERVICES
1		$	$	$	$	$	$	$	$
2		$	$	$	$	$	$	$	$
3		$	$	$	$	$	$	$	$
4		$	$	$	$	$	$	$	$
5		$	$	$	$	$	$	$	$
6		$	$	$	$	$	$	$	$
7		$	$	$	$	$	$	$	$
8		$	$	$	$	$	$	$	$
9		$	$	$	$	$	$	$	$
10		$	$	$	$	$	$	$	$
11	Total MEDICAL AND HOSPITAL NON-STATE SERVICES (1 through 10)	$	$	$	$	$	$	$	$
ADMINISTRATION FOR NON-STATE PLAN SERVICES
12	TOTAL ADMINISTRATION	$	$	$	$	$	$	$	$
TOTAL EXPENSE FOR NON-STATE PLAN SERVICES
13	TOTAL EXPENSES (11+12)	$	$	$	$	$	$	$	$

[1]	Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Service Administrator program.

[1]	All medical and administrative expenses must be reported using actual incurred and paid data for the current period of the calendar year (no reserves) non-State Plan Services Description

1

2

3

4

5

6

7

8

9

10

*	If medial and hospital claims exist for non-state plan services, then must have some amount of administration for non-State Plan services.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table #19 — Part T — Non-state Plan Service Expenses by Rate Cell Grouping
Non-State Plan Services

FOR THE THREE MONTHS ENDING	FOR
(HMO Name)

		AFDC/NJCPW/NJ KidCare A – South				DYFS
		Three-month	Three-month			Three-month	Three-month
Expenses		$	units	YTD $	YTD Units	$	units	YTD $	YTD Units
EXPENSES:
MEDICAL AND HOSPITAL NON-STATE SERVICES
1		$	$	$	$	$	$	$	$
2		$	$	$	$	$	$	$	$
3		$	$	$	$	$	$	$	$
4		$	$	$	$	$	$	$	$
5		$	$	$	$	$	$	$	$
6		$	$	$	$	$	$	$	$
7		$	$	$	$	$	$	$	$
8		$	$	$	$	$	$	$	$
9		$	$	$	$	$	$	$	$
10		$	$	$	$	$	$	$	$
11	Total MEDICAL AND HOSPITAL NON-STATE SERVICES (1 through 10)	$	$	$	$	$	$	$	$
ADMINISTRATION FOR NON-STATE PLAN SERVICES
12	TOTAL ADMINISTRATION	$	$	$	$	$	$	$	$
TOTAL EXPENSE FOR NON-STATE PLAN SERVICES
13	TOTAL EXPENSES (11+12)	$	$	$	$	$	$	$	$

[1]	Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Service Administrator program.

[1]	All medical and administrative expenses must be reported using actual incurred and paid data for the current period of the calendar year (no reserves) non-State Plan Services Description

1

2

3

4

5

6

7

8

9

10

*	If medial and hospital claims exist for non-state plan services, then must have some amount of administration for non-State Plan services.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table #19 – Part T – Non-state Plan Service Expenses by Rate Cell Grouping
Non-State Plan Services

FOR THE THREE MONTHS ENDING	FOR
(HMO Name)

		ABD with Medicare – DDD				ABD With Medicare – Non - DDD
		Three-month	Three-month			Three-month	Three-month
Expenses		$	units	YTD $	YTD Units	$	units	YTD $	YTD Units
EXPENSES:
MEDICAL AND HOSPITAL NON-STATE SERVICES
1		$	$	$	$	$	$	$	$
2		$	$	$	$	$	$	$	$
3		$	$	$	$	$	$	$	$
4		$	$	$	$	$	$	$	$
5		$	$	$	$	$	$	$	$
6		$	$	$	$	$	$	$	$
7		$	$	$	$	$	$	$	$
8		$	$	$	$	$	$	$	$
9		$	$	$	$	$	$	$	$
10		$	$	$	$	$	$	$	$
11	Total MEDICAL AND HOSPITAL NON-STATE SERVICES (1 through 10)	$	$	$	$	$	$	$	$
ADMINISTRATION FOR NON-STATE PLAN SERVICES
12	TOTAL ADMINISTRATION	$	$	$	$	$	$	$	$
TOTAL EXPENSE FOR NON-STATE PLAN SERVICES
13	TOTAL EXPENSES (11+12)	$	$	$	$	$	$	$	$

[1]	Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Service Administrator program.

[1]	All medical and administrative expenses must be reported using actual incurred and paid data for the current period of the calendar year (no reserves) non-State Plan Services Description

1

2

3

4

5

6

7

8

9

10

*	If medial and hospital claims exist for non-state plan services, then must have some amount of administration for non-State Plan services.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table #19 – Part T – Non-state Plan Service Expenses by Rate Cell Grouping
Non-State Plan Services

FOR THE THREE MONTHS ENDING	FOR
(HMO Name)

		Non-ABD – DDD				AVD Without Medicare - DDD
		Three-month	Three-month			Three-month	Three-month
Expenses		$	units	YTD $	YTD Units	$	units	YTD $	YTD Units
EXPENSES:
MEDICAL AND HOSPITAL NON-STATE SERVICES
1		$	$	$	$	$	$	$	$
2		$	$	$	$	$	$	$	$
3		$	$	$	$	$	$	$	$
4		$	$	$	$	$	$	$	$
5		$	$	$	$	$	$	$	$
6		$	$	$	$	$	$	$	$
7		$	$	$	$	$	$	$	$
8		$	$	$	$	$	$	$	$
9		$	$	$	$	$	$	$	$
10		$	$	$	$	$	$	$	$
11	Total MEDICAL AND HOSPITAL NON-STATE SERVICES (1 through 10)	$	$	$	$	$	$	$	$
ADMINISTRATION FOR NON-STATE PLAN SERVICES
12	TOTAL ADMINISTRATION	$	$	$	$	$	$	$	$
TOTAL EXPENSE FOR NON-STATE PLAN SERVICES
13	TOTAL EXPENSES (11+12)	$	$	$	$	$	$	$	$

[1]	Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Service Administrator program.

[1]	All medical and administrative expenses must be reported using actual incurred and paid data for the current period of the calendar year (no reserves) non-State Plan Services Description

1

2

3

4

5

6

7

8

9

10

*	If medial and hospital claims exist for non-state plan services, then must have some amount of administration for non-State Plan services.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table #19 – Part T – Non-state Plan Service Expenses by Rate Cell Grouping
Non-State Plan Services

FOR THE THREE MONTHS ENDING	FOR
(HMO Name)

		ABD Without Medicare – Non DDD				NJ KidCare B&C
		Three-month	Three-month			Three-month	Three-month
Expenses		$	units	YTD $	YTD Units	$	units	YTD $	YTD Units
EXPENSES:
MEDICAL AND HOSPITAL NON-STATE SERVICES
1		$	$	$	$	$	$	$	$
2		$	$	$	$	$	$	$	$
3		$	$	$	$	$	$	$	$
4		$	$	$	$	$	$	$	$
5		$	$	$	$	$	$	$	$
6		$	$	$	$	$	$	$	$
7		$	$	$	$	$	$	$	$
8		$	$	$	$	$	$	$	$
9		$	$	$	$	$	$	$	$
10		$	$	$	$	$	$	$	$
11	Total MEDICAL AND HOSPITAL NON-STATE SERVICES (1 through 10)	$	$	$	$	$	$	$	$
ADMINISTRATION FOR NON-STATE PLAN SERVICES
12	TOTAL ADMINISTRATION	$	$	$	$	$	$	$	$
TOTAL EXPENSE FOR NON-STATE PLAN SERVICES
13	TOTAL EXPENSES (11+12)	$	$	$	$	$	$	$	$

[1]	Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Service Administrator program.

[1]	All medical and administrative expenses must be reported using actual incurred and paid data for the current period of the calendar year (no reserves) non-State Plan Services Description

1

2

3

4

5

6

7

8

9

10

*	If medial and hospital claims exist for non-state plan services, then must have some amount of administration for non-State Plan services.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table #19 – Part T – Non-state Plan Service Expenses by Rate Cell Grouping
Non-State Plan Services

FOR THE THREE MONTHS ENDING	FOR
(HMO Name)

		NJ KidCare D				NJ FamilyCare Adults 0-100% FPL
		Three-month	Three-month			Three-month	Three-month
Expenses		$	units	YTD $	YTD Units	$	units	YTD $	YTD Units
EXPENSES:
MEDICAL AND HOSPITAL NON-STATE SERVICES
1		$	$	$	$	$	$	$	$
2		$	$	$	$	$	$	$	$
3		$	$	$	$	$	$	$	$
4		$	$	$	$	$	$	$	$
5		$	$	$	$	$	$	$	$
6		$	$	$	$	$	$	$	$
7		$	$	$	$	$	$	$	$
8		$	$	$	$	$	$	$	$
9		$	$	$	$	$	$	$	$
10		$	$	$	$	$	$	$	$
11	Total MEDICAL AND HOSPITAL NON-STATE SERVICES (1 through 10)	$	$	$	$	$	$	$	$
ADMINISTRATION FOR NON-STATE PLAN SERVICES
12	TOTAL ADMINISTRATION	$	$	$	$	$	$	$	$
TOTAL EXPENSE FOR NON-STATE PLAN SERVICES
13	TOTAL EXPENSES (11+12)	$	$	$	$	$	$	$	$

[1]	Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Service Administrator program.

[1]	All medical and administrative expenses must be reported using actual incurred and paid data for the current period of the calendar year (no reserves) non-State Plan Services Description

1

2

3

4

5

6

7

8

9

10

*	If medial and hospital claims exist for non-state plan services, then must have some amount of administration for non-State Plan services.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table #19 – Part T – Non-state Plan Service Expenses by Rate Cell Grouping
Non-State Plan Services

FOR THE THREE MONTHS ENDING	FOR
(HMO Name)

		NJ FamilyCare Parents 0-133% FPL				NJ FamilyCare Parents 134-250% FPL
		Three-month	Three-month			Three-month	Three-month
Expenses		$	units	YTD $	YTD Units	$	units	YTD $	YTD Units
EXPENSES:
MEDICAL AND HOSPITAL NON-STATE SERVICES
1		$	$	$	$	$	$	$	$
2		$	$	$	$	$	$	$	$
3		$	$	$	$	$	$	$	$
4		$	$	$	$	$	$	$	$
5		$	$	$	$	$	$	$	$
6		$	$	$	$	$	$	$	$
7		$	$	$	$	$	$	$	$
8		$	$	$	$	$	$	$	$
9		$	$	$	$	$	$	$	$
10		$	$	$	$	$	$	$	$
11	Total MEDICAL AND HOSPITAL NON-STATE SERVICES (1 through 10)	$	$	$	$	$	$	$	$
ADMINISTRATION FOR NON-STATE PLAN SERVICES
12	TOTAL ADMINISTRATION	$	$	$	$	$	$	$	$
TOTAL EXPENSE FOR NON-STATE PLAN SERVICES
13	TOTAL EXPENSES (11+12)	$	$	$	$	$	$	$	$

[1]	Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Service Administrator program.

[1]	All medical and administrative expenses must be reported using actual incurred and paid data for the current period of the calendar year (no reserves) non-State Plan Services Description

1

2

3

4

5

6

7

8

9

10

*	If medial and hospital claims exist for non-state plan services, then must have some amount of administration for non-State Plan services.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table #19 – Part T – Non-state Plan Service Expenses by Rate Cell Grouping
Non-State Plan Services

FOR THE THREE MONTHS ENDING	FOR
(HMO Name)

		ABD with Medicare AIDS				NON-ABD - AIDS
		Three-month	Three-month			Three-month	Three-month
Expenses		$	units	YTD $	YTD Units	$	units	YTD $	YTD Units
EXPENSES:
MEDICAL AND HOSPITAL NON-STATE SERVICES
1		$	$	$	$	$	$	$	$
2		$	$	$	$	$	$	$	$
3		$	$	$	$	$	$	$	$
4		$	$	$	$	$	$	$	$
5		$	$	$	$	$	$	$	$
6		$	$	$	$	$	$	$	$
7		$	$	$	$	$	$	$	$
8		$	$	$	$	$	$	$	$
9		$	$	$	$	$	$	$	$
10		$	$	$	$	$	$	$	$
11	Total MEDICAL AND HOSPITAL NON-STATE SERVICES (1 through 10)	$	$	$	$	$	$	$	$
ADMINISTRATION FOR NON-STATE PLAN SERVICES
12	TOTAL ADMINISTRATION	$	$	$	$	$	$	$	$
TOTAL EXPENSE FOR NON-STATE PLAN SERVICES
13	TOTAL EXPENSES (11+12)	$	$	$	$	$	$	$	$

[1]	Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Service Administrator program.

[1]	All medical and administrative expenses must be reported using actual incurred and paid data for the current period of the calendar year (no reserves) non-State Plan Services Description

1

2

3

4

5

6

7

8

9

10

*	If medial and hospital claims exist for non-state plan services, then must have some amount of administration for non-State Plan services.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table #19 – Part T – Non-state Plan Service Expenses by Rate Cell Grouping
Non-State Plan Services

FOR THE THREE MONTHS ENDING	FOR
(HMO Name)

		Maternity				Newborns
		Three-month	Three-month			Three-month	Three-month
Expenses		$	units	YTD $	YTD Units	$	units	YTD $	YTD Units
EXPENSES:
MEDICAL AND HOSPITAL NON-STATE SERVICES
1		$	$	$	$	$	$	$	$
2		$	$	$	$	$	$	$	$
3		$	$	$	$	$	$	$	$
4		$	$	$	$	$	$	$	$
5		$	$	$	$	$	$	$	$
6		$	$	$	$	$	$	$	$
7		$	$	$	$	$	$	$	$
8		$	$	$	$	$	$	$	$
9		$	$	$	$	$	$	$	$
10		$	$	$	$	$	$	$	$
11	Total MEDICAL AND HOSPITAL NON-STATE SERVICES (1 through 10)	$	$	$	$	$	$	$	$
ADMINISTRATION FOR NON-STATE PLAN SERVICES
12	TOTAL ADMINISTRATION	$	$	$	$	$	$	$	$
TOTAL EXPENSE FOR NON-STATE PLAN SERVICES
13	TOTAL EXPENSES (11+12)	$	$	$	$	$	$	$	$

[1]	Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Service Administrator program.

[1]	All medical and administrative expenses must be reported using actual incurred and paid data for the current period of the calendar year (no reserves) non-State Plan Services Description

1

2

3

4

5

6

7

8

9

10

*	If medial and hospital claims exist for non-state plan services, then must have some amount of administration for non-State Plan services.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table #19 — Part U	Income Statement by Rate Cell Grouping
NJ FamilyCare Adults 0-100% FPL (Excluding AIDS) STATEWIDE65

FOR THE THREE MONTHS ENDING	FOR

(HMO NAME)

			Three				SFY End $
		Three-	month		YTD	SFY End	@9/30
Revenues/Expenses/Administration		month	PMPM	YTD $	PMPM	$@9/30[66]	PMPM
Member Months
REVENUES:
1	Capitated Premiums
2	Supplemental Premiums
2a	Maternity
2b	Reimbursable HIV/AIDS Drugs and Blood Product
2c	EPSDT Incentive Payment
2d	Reimbursable Medical and Hospital
2e	Managed Care Service Administrator Premium
2f	Other
3	Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)
4	Interest
5	COB
6	Reinsurance Recoveries
7	Other Revenue
8	TOTAL REVENUE (3+4+5+6+7)
EXPENSES:
MEDICAL AND HOSPITAL
9	Inpatient Hospital
10	Primary Care
11	Physician Specialty Services
12	Outpatient Hospital (excludes ER)
13	Other Professional Services
14	Emergency Room
15	DME/Medical Supplies
16	Prosthetics & Orthotics
17	Covered Dental
18	Pharmacy (not to include Reimbursable HIV/AIDS Drugs and Blood Products)
19	Reimbursable HIV/AIDS Drugs and Blood Product
20	Home Health, Hospice and PDN
21	Transportation
22	Lab & X-ray
23	Vision Care, including eyeglasses
24	Mental Health/Substance Abuse
25	Reinsurance Expenses
26A	EPSDT Medical & PDN
26B	EPSDT Dental — EPD
27	Family Planning
28	Other Medical
29	TOTAL MEDICAL & HOSPITAL (9 THRU 28)
ADMINISTRATION:
30	Compensation
31	Occupancy/Depreciation/Amortization
32	Interest Expense
33	Education/Outreach
34	Sanctions
35	Corporate Overhead Allocations
36	Subcontract/Delegated Administrative services
37	Other
38	TOTAL ADMINISTRATION

[65]	Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Service Administrator program.

[66]	For the twelve months incurred claims expenses ending State Fiscal Year June 30, total should be reported with an additional three months of paid claims at quarter ending Sept 30.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

			Three				SFY End $
		Three-	month		YTD	SFY End	@9/30
Revenues/Expenses/Administration		month	PMPM	YTD $	PMPM	$@9/30[66]	PMPM
39	TOTAL EXPENSES
40	OPERATION INCOME (LOSS) (8-39)
41	Extraordinary Item
42	Provision for State, Federal and Other Governmental Taxes
43	Other than Income taxes[67]
44	Adjustment for prior period IBNR Estimates
45	Non-claim adjustments
46	NET INCOME (LOSS) (40-41-42-43-44-45)

[67]	Reported items other than State or Federal income taxes

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Table #19 — Part V	Income Statement by Rate Cell Grouping
Adults Restricted Aliens — STATEWIDE68

FOR THE THREE MONTHS ENDING	FOR
(HMO NAME)

			Three				SFY End $
		Three-	month		YTD	SFY End	@9/30
Revenues/Expenses/Administration		month	PMPM	YTD $	PMPM	$@9/30[69]	PMPM
Member Months
REVENUES:
1	Capitated Premiums
2	Supplemental Premiums
2a	Maternity
2b	Reimbursable HIV/AIDS Drugs and Blood Product
EPSDT Incentive Payment
2d	Reimbursable Medical and Hospital
2e	Managed Care Service Administrator Premium
2f	Other
3	Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)
4	Interest
5	COB
6	Reinsurance Recoveries
7	Other Revenue
8	TOTAL REVENUE (3+4+5+6+7)
EXPENSES:
MEDICAL AND HOSPITAL
9	Inpatient Hospital
10	Primary Care
11	Physician Specialty Services
12	Outpatient Hospital (excludes ER)
13	Other Professional Services
14	Emergency Room
15	DME/Medical Supplies
16	Prosthetics & Orthotics
17	Covered Dental
18	Pharmacy (not to include Reimbursable HIV/AIDS Drugs and Blood Products)
19	Reimbursable HIV/AIDS Drugs and Blood Product
20	Home Health, Hospice and PDN
21	Transportation
22	Lab & X-ray
23	Vision Care, including eyeglasses
24	Mental Health/Substance Abuse
25	Reinsurance Expenses
26A	EPSDT Medical & PDN
26B	EPSDT Dental — EPD
27	Family Planning
28	Other Medical
29	TOTAL MEDICAL & HOSPITAL (9 THRU 28)
ADMINISTRATION:
30	Compensation
31	Occupancy/Depreciation/Amortization
32	Interest Expense
33	Education/Outreach
34	Sanctions
35	Corporate Overhead Allocations
36	Subcontract/Delegated Administrative services
37	Other
38	TOTAL ADMINISTRATION

[68]	Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Service Administrator program.

[69]	For the twelve months incurred claims expenses ending State Fiscal Year June 30, total should be reported with an additional three months of paid claims at quarter ending Sept 30.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

			Three				SFY End $
		Three-	month		YTD	SFY End	@9/30
Revenues/Expenses/Administration		month	PMPM	YTD $	PMPM	$@9/30[69]	PMPM
39	TOTAL EXPENSES
40	OPERATION INCOME (LOSS) (8-39)
41	Extraordinary Item
42	Provision for State, Federal and Other Governmental Taxes
43	Other than Income taxes[70]
44	Adjustment for prior period IBNR Estimates
45	Non-claim adjustments
46	NET INCOME (LOSS) (40-41-42-43-44-45)

[70]	Reported items other than State or Federal income taxes

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

NOTES TO FINANCIAL REPORTS

FOR THE THREE MONTHS ENDING FOR

Any notes or further explanations of any items contained in any of the reports or in the reporting of financial disclosures are to be noted here. Appropriate references and attachments are to be used as necessary. Space is provided below or you may use a separate page as necessary.

Table # 4
• Part A — Claims Lag report for manually submitted

• Part B — Claims Lag report for electronically submitted

Table # 7
Parts A-C — Stop Loss

Table # 10 — Third Party Liability

Table # 19
Parts A-V — Income Statement by RATE CELL GROUPINGS

Table # 20
Part A — Lag Report for Inpatient hospital Payments
Part B — Lag Report for physician Payments
Part C — Lag Report for pharmacy Payments
Part D — Lag Report for Other Medical Payments
Part E — Lag Report for MCSA Payments

Table # 21
Maternity Outcome Counts

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #19 — Part A Income Statement by Rate Cell Grouping~~
~~AFDC/NJCPW/NJ KidCare A (Excluding AIDS) — NORTHERN REGION71~~
~~FOR THE THREE MONTHS ENDING                                      FOR~~
~~(HMO NAME)~~

~~Revenues/Expenses/Administration~~		~~Three-month~~	~~Three month~~	~~YTD $~~	~~YTD PMPM~~
		 ~~$~~	~~PMPM~~
~~Member Months~~
~~REVENUES:~~
~~1~~	~~Capitated Premiums~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2~~	~~Supplemental Premiums~~
~~2a~~	 ~~Maternity~~
~~2b~~	 ~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2c~~	 ~~EPSDT Incentive Payment~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2d~~	 ~~Reimbursable Medical and Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~2e~~	 ~~Managed Care Service Administrator Premium~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2f~~	 ~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~3~~	~~Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~4~~	~~Interest~~	~~$~~	~~$~~	~~$~~	~~$~~
~~5~~	~~COB~~	~~$~~	~~$~~	~~$~~	~~$~~
~~6~~	~~Reinsurance Recoveries~~	~~$~~	~~$~~	~~$~~	~~$~~
~~7~~	~~Other Revenue~~	~~$~~	~~$~~	~~$~~	~~$~~
~~8~~	~~TOTAL REVENUE (3+4+5+6+7)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~EXPENSES:~~
~~MEDICAL AND HOSPITAL~~
~~9~~	~~Inpatient Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~10~~	~~Primary Care~~	~~$~~	~~$~~	~~$~~	~~$~~
~~11~~	~~Physician Specialty Services~~	~~$~~	~~$~~	~~$~~	~~$~~
~~12~~	~~Outpatient Hospital (excludes ER)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~13~~	~~Other Professional Services~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~14~~	~~Emergency Room~~	~~$~~	~~$~~	~~$~~	~~$~~
~~15~~	~~DME/Medical Supplies~~	~~$~~	~~$~~	~~$~~	~~$~~
~~16~~	~~Prosthetics & Orthotics~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~17~~	~~Covered Dental~~	~~$~~	~~$~~	~~$~~	~~$~~
~~18~~	~~Pharmacy~~
~~19~~	~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~20~~	~~Home Health, Hospice and PDN~~	~~$~~	~~$~~	~~$~~	~~$~~
~~21~~	~~Transportation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~22~~	~~Lab & X-ray~~	~~$~~	~~$~~	~~$~~	~~$~~
~~23~~	~~Vision Care, including eyeglasses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~24~~	~~Mental Health/Substance Abuse~~	~~$~~	~~$~~	~~$~~	~~$~~
~~25~~	~~Reinsurance Expenses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~26~~	~~Incentive Pool Adjustment~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~27~~	~~Family Planning~~	~~$~~	~~$~~	~~$~~	~~$~~
~~28~~	~~Other Medical~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~29~~	~~TOTAL MEDICAL & HOSPITAL (9 THRU 28)~~
~~ADMINISTRATION:~~
~~30~~	~~Compensation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~31~~	~~Occupancy/Depreciation/Amortization~~	~~$~~	~~$~~	~~$~~	~~$~~
~~32~~	~~Interest Expense~~	~~$~~	~~$~~	~~$~~	~~$~~
~~33~~	~~Education/Outreach~~	~~$~~	~~$~~	~~$~~	~~$~~
~~34~~	~~Sanctions~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~TOTAL ADMINISTRATION~~	~~$~~	~~$~~	~~$~~	~~$~~
~~39~~	~~TOTAL EXPENSES~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~OPERATION INCOME (LOSS) (8-39)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~Extraordinary Item~~
~~39~~	~~Provision for State, Federal and Other Governmental Taxes~~
~~40~~	~~Adjustment for prior period IBNR Estimates~~
~~41~~	~~NET INCOME (LOSS) (37-38-39-40)~~

[71]	Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Sevcie Administrator program.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #19 — Part B Income Statement by Rate Cell Grouping~~
~~AFDC/NJCPW/NJ KidCare A (Excluding AIDS) — CENTRAL REGION72~~
~~FOR THE THREE MONTHS ENDING                                      FOR~~
~~(HMO NAME)~~

~~Revenues/Expenses/Administration~~		~~Three-month~~	~~Three month~~	~~YTD $~~	~~YTD PMPM~~
		 ~~$~~	~~PMPM~~
~~Member Months~~
~~REVENUES:~~
~~1~~	~~Capitated Premiums~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2~~	~~Supplemental Premiums~~
~~2a~~	 ~~Maternity~~
~~2b~~	 ~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2c~~	 ~~EPSDT Incentive Payment~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2d~~	 ~~Reimbursable Medical and Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~2e~~	 ~~Managed Care Service Administrator Premium~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2f~~	 ~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~3~~	~~Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~4~~	~~Interest~~	~~$~~	~~$~~	~~$~~	~~$~~
~~5~~	~~COB~~	~~$~~	~~$~~	~~$~~	~~$~~
~~6~~	~~Reinsurance Recoveries~~	~~$~~	~~$~~	~~$~~	~~$~~
~~7~~	~~Other Revenue~~	~~$~~	~~$~~	~~$~~	~~$~~
~~8~~	~~TOTAL REVENUE (3+4+5+6+7)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~EXPENSES:~~
~~MEDICAL AND HOSPITAL~~
~~9~~	~~Inpatient Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~10~~	~~Primary Care~~	~~$~~	~~$~~	~~$~~	~~$~~
~~11~~	~~Physician Specialty Services~~	~~$~~	~~$~~	~~$~~	~~$~~
~~12~~	~~Outpatient Hospital (excludes ER)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~13~~	~~Other Professional Services~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~14~~	~~Emergency Room~~	~~$~~	~~$~~	~~$~~	~~$~~
~~15~~	~~DME/Medical Supplies~~	~~$~~	~~$~~	~~$~~	~~$~~
~~16~~	~~Prosthetics & Orthotics~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~17~~	~~Covered Dental~~	~~$~~	~~$~~	~~$~~	~~$~~
~~18~~	~~Pharmacy~~
~~19~~	~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~20~~	~~Home Health, Hospice and PDN~~	~~$~~	~~$~~	~~$~~	~~$~~
~~21~~	~~Transportation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~22~~	~~Lab & X-ray~~	~~$~~	~~$~~	~~$~~	~~$~~
~~23~~	~~Vision Care, including eyeglasses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~24~~	~~Mental Health/Substance Abuse~~	~~$~~	~~$~~	~~$~~	~~$~~
~~25~~	~~Reinsurance Expenses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~26~~	~~Incentive Pool Adjustment~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~27~~	~~Family Planning~~	~~$~~	~~$~~	~~$~~	~~$~~
~~28~~	~~Other Medical~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~29~~	~~TOTAL MEDICAL & HOSPITAL (9 THRU 28)~~
~~ADMINISTRATION:~~
~~30~~	~~Compensation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~31~~	~~Occupancy/Depreciation/Amortization~~	~~$~~	~~$~~	~~$~~	~~$~~
~~32~~	~~Interest Expense~~	~~$~~	~~$~~	~~$~~	~~$~~
~~33~~	~~Education/Outreach~~	~~$~~	~~$~~	~~$~~	~~$~~
~~34~~	~~Sanctions~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~TOTAL ADMINISTRATION~~	~~$~~	~~$~~	~~$~~	~~$~~
~~39~~	~~TOTAL EXPENSES~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~OPERATION INCOME (LOSS) (8-39)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~Extraordinary Item~~
~~39~~	~~Provision for State, Federal and Other Governmental Taxes~~
~~40~~	~~Adjustment for prior period IBNR Estimates~~
~~41~~	~~NET INCOME (LOSS) (37-38-39-40)~~

[72]	Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Sevcie Administrator program.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #19 — Part C Income Statement by Rate Cell Grouping~~
~~AFDC/NJCPW/NJ KidCare A (Excluding AIDS) — SOUTHERN REGION73~~
~~FOR THE THREE MONTHS ENDING                                      FOR~~
~~(HMO NAME)~~

~~Revenues/Expenses/Administration~~		~~Three-month~~	~~Three month~~	~~YTD $~~	~~YTD PMPM~~
		 ~~$~~	~~PMPM~~
~~Member Months~~
~~REVENUES:~~
~~1~~	~~Capitated Premiums~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2~~	~~Supplemental Premiums~~
~~2a~~	 ~~Maternity~~
~~2b~~	 ~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2c~~	 ~~EPSDT Incentive Payment~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2d~~	 ~~Reimbursable Medical and Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~2e~~	 ~~Managed Care Service Administrator Premium~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2f~~	 ~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~3~~	~~Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~4~~	~~Interest~~	~~$~~	~~$~~	~~$~~	~~$~~
~~5~~	~~COB~~	~~$~~	~~$~~	~~$~~	~~$~~
~~6~~	~~Reinsurance Recoveries~~	~~$~~	~~$~~	~~$~~	~~$~~
~~7~~	~~Other Revenue~~	~~$~~	~~$~~	~~$~~	~~$~~
~~8~~	~~TOTAL REVENUE (3+4+5+6+7)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~EXPENSES:~~
~~MEDICAL AND HOSPITAL~~
~~9~~	~~Inpatient Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~10~~	~~Primary Care~~	~~$~~	~~$~~	~~$~~	~~$~~
~~11~~	~~Physician Specialty Services~~	~~$~~	~~$~~	~~$~~	~~$~~
~~12~~	~~Outpatient Hospital (excludes ER)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~13~~	~~Other Professional Services~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~14~~	~~Emergency Room~~	~~$~~	~~$~~	~~$~~	~~$~~
~~15~~	~~DME/Medical Supplies~~	~~$~~	~~$~~	~~$~~	~~$~~
~~16~~	~~Prosthetics & Orthotics~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~17~~	~~Covered Dental~~	~~$~~	~~$~~	~~$~~	~~$~~
~~18~~	~~Pharmacy~~
~~19~~	~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~20~~	~~Home Health, Hospice and PDN~~	~~$~~	~~$~~	~~$~~	~~$~~
~~21~~	~~Transportation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~22~~	~~Lab & X-ray~~	~~$~~	~~$~~	~~$~~	~~$~~
~~23~~	~~Vision Care, including eyeglasses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~24~~	~~Mental Health/Substance Abuse~~	~~$~~	~~$~~	~~$~~	~~$~~
~~25~~	~~Reinsurance Expenses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~26~~	~~Incentive Pool Adjustment~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~27~~	~~Family Planning~~	~~$~~	~~$~~	~~$~~	~~$~~
~~28~~	~~Other Medical~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~29~~	~~TOTAL MEDICAL & HOSPITAL (9 THRU 28)~~
~~ADMINISTRATION:~~
~~30~~	~~Compensation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~31~~	~~Occupancy/Depreciation/Amortization~~	~~$~~	~~$~~	~~$~~	~~$~~
~~32~~	~~Interest Expense~~	~~$~~	~~$~~	~~$~~	~~$~~
~~33~~	~~Education/Outreach~~	~~$~~	~~$~~	~~$~~	~~$~~
~~34~~	~~Sanctions~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~TOTAL ADMINISTRATION~~	~~$~~	~~$~~	~~$~~	~~$~~
~~39~~	~~TOTAL EXPENSES~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~OPERATION INCOME (LOSS) (8-39)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~Extraordinary Item~~
~~39~~	~~Provision for State, Federal and Other Governmental Taxes~~
~~40~~	~~Adjustment for prior period IBNR Estimates~~
~~41~~	~~NET INCOME (LOSS) (37-38-39-40)~~

[73]	Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Sevcie Administrator program.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #19 — Part D Income Statement by Rate Cell Grouping~~
~~DYFS (Excluding AIDS) STATEWIDE~~
~~FOR THE THREE MONTHS ENDING                                      FOR~~
~~(HMO NAME)~~

~~Revenues/Expenses/Administration~~		~~Three-month~~	~~Three month~~	~~YTD $~~	~~YTD PMPM~~
		 ~~$~~	~~PMPM~~
~~Member Months~~
~~REVENUES:~~
~~1~~	~~Capitated Premiums~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2~~	~~Supplemental Premiums~~
~~2a~~	 ~~Maternity~~
~~2b~~	 ~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2c~~	 ~~EPSDT Incentive Payment~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2d~~	 ~~Reimbursable Medical and Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~2e~~	 ~~Managed Care Service Administrator Premium~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2f~~	 ~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~3~~	~~Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~4~~	~~Interest~~	~~$~~	~~$~~	~~$~~	~~$~~
~~5~~	~~COB~~	~~$~~	~~$~~	~~$~~	~~$~~
~~6~~	~~Reinsurance Recoveries~~	~~$~~	~~$~~	~~$~~	~~$~~
~~7~~	~~Other Revenue~~	~~$~~	~~$~~	~~$~~	~~$~~
~~8~~	~~TOTAL REVENUE (3+4+5+6+7)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~EXPENSES:~~
~~MEDICAL AND HOSPITAL~~
~~9~~	~~Inpatient Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~10~~	~~Primary Care~~	~~$~~	~~$~~	~~$~~	~~$~~
~~11~~	~~Physician Specialty Services~~	~~$~~	~~$~~	~~$~~	~~$~~
~~12~~	~~Outpatient Hospital (excludes ER)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~13~~	~~Other Professional Services~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~14~~	~~Emergency Room~~	~~$~~	~~$~~	~~$~~	~~$~~
~~15~~	~~DME/Medical Supplies~~	~~$~~	~~$~~	~~$~~	~~$~~
~~16~~	~~Prosthetics & Orthotics~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~17~~	~~Covered Dental~~	~~$~~	~~$~~	~~$~~	~~$~~
~~18~~	~~Pharmacy~~
~~19~~	~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~20~~	~~Home Health, Hospice and PDN~~	~~$~~	~~$~~	~~$~~	~~$~~
~~21~~	~~Transportation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~22~~	~~Lab & X-ray~~	~~$~~	~~$~~	~~$~~	~~$~~
~~23~~	~~Vision Care, including eyeglasses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~24~~	~~Mental Health/Substance Abuse~~	~~$~~	~~$~~	~~$~~	~~$~~
~~25~~	~~Reinsurance Expenses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~26~~	~~Incentive Pool Adjustment~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~27~~	~~Family Planning~~	~~$~~	~~$~~	~~$~~	~~$~~
~~28~~	~~Other Medical~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~29~~	~~TOTAL MEDICAL & HOSPITAL (9 THRU 28)~~
~~ADMINISTRATION:~~
~~30~~	~~Compensation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~31~~	~~Occupancy/Depreciation/Amortization~~	~~$~~	~~$~~	~~$~~	~~$~~
~~32~~	~~Interest Expense~~	~~$~~	~~$~~	~~$~~	~~$~~
~~33~~	~~Education/Outreach~~	~~$~~	~~$~~	~~$~~	~~$~~
~~34~~	~~Sanctions~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~TOTAL ADMINISTRATION~~	~~$~~	~~$~~	~~$~~	~~$~~
~~39~~	~~TOTAL EXPENSES~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~OPERATION INCOME (LOSS) (8-39)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~Extraordinary Item~~
~~39~~	~~Provision for State, Federal and Other Governmental Taxes~~
~~40~~	~~Adjustment for prior period IBNR Estimates~~
~~41~~	~~NET INCOME (LOSS) (37-38-39-40)~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #19 — Part E Income Statement by Rate Cell Grouping~~
~~ABD with Medicare — DDD (Excluding AIDS) — STATEWIDE~~
~~FOR THE THREE MONTHS ENDING                                      FOR~~
~~(HMO NAME)~~

~~Revenues/Expenses/Administration~~		~~Three-month~~	~~Three month~~	~~YTD $~~	~~YTD PMPM~~
		 ~~$~~	~~PMPM~~
~~Member Months~~
~~REVENUES:~~
~~1~~	~~Capitated Premiums~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2~~	~~Supplemental Premiums~~
~~2a~~	 ~~Maternity~~
~~2b~~	 ~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2c~~	 ~~EPSDT Incentive Payment~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2d~~	 ~~Reimbursable Medical and Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~2e~~	 ~~Managed Care Service Administrator Premium~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2f~~	 ~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~3~~	~~Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~4~~	~~Interest~~	~~$~~	~~$~~	~~$~~	~~$~~
~~5~~	~~COB~~	~~$~~	~~$~~	~~$~~	~~$~~
~~6~~	~~Reinsurance Recoveries~~	~~$~~	~~$~~	~~$~~	~~$~~
~~7~~	~~Other Revenue~~	~~$~~	~~$~~	~~$~~	~~$~~
~~8~~	~~TOTAL REVENUE (3+4+5+6+7)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~EXPENSES:~~
~~MEDICAL AND HOSPITAL~~
~~9~~	~~Inpatient Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~10~~	~~Primary Care~~	~~$~~	~~$~~	~~$~~	~~$~~
~~11~~	~~Physician Specialty Services~~	~~$~~	~~$~~	~~$~~	~~$~~
~~12~~	~~Outpatient Hospital (excludes ER)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~13~~	~~Other Professional Services~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~14~~	~~Emergency Room~~	~~$~~	~~$~~	~~$~~	~~$~~
~~15~~	~~DME/Medical Supplies~~	~~$~~	~~$~~	~~$~~	~~$~~
~~16~~	~~Prosthetics & Orthotics~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~17~~	~~Covered Dental~~	~~$~~	~~$~~	~~$~~	~~$~~
~~18~~	~~Pharmacy~~
~~19~~	~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~20~~	~~Home Health, Hospice and PDN~~	~~$~~	~~$~~	~~$~~	~~$~~
~~21~~	~~Transportation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~22~~	~~Lab & X-ray~~	~~$~~	~~$~~	~~$~~	~~$~~
~~23~~	~~Vision Care, including eyeglasses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~24~~	~~Mental Health/Substance Abuse~~	~~$~~	~~$~~	~~$~~	~~$~~
~~25~~	~~Reinsurance Expenses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~26~~	~~Incentive Pool Adjustment~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~27~~	~~Family Planning~~	~~$~~	~~$~~	~~$~~	~~$~~
~~28~~	~~Other Medical~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~29~~	~~TOTAL MEDICAL & HOSPITAL (9 THRU 28)~~
~~ADMINISTRATION:~~
~~30~~	~~Compensation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~31~~	~~Occupancy/Depreciation/Amortization~~	~~$~~	~~$~~	~~$~~	~~$~~
~~32~~	~~Interest Expense~~	~~$~~	~~$~~	~~$~~	~~$~~
~~33~~	~~Education/Outreach~~	~~$~~	~~$~~	~~$~~	~~$~~
~~34~~	~~Sanctions~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~TOTAL ADMINISTRATION~~	~~$~~	~~$~~	~~$~~	~~$~~
~~39~~	~~TOTAL EXPENSES~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~OPERATION INCOME (LOSS) (8-39)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~Extraordinary Item~~
~~39~~	~~Provision for State, Federal and Other Governmental Taxes~~
~~40~~	~~Adjustment for prior period IBNR Estimates~~
~~41~~	~~NET INCOME (LOSS) (37-38-39-40)~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #19 — Part F Income Statement by Rate Cell Grouping~~
~~ABD with Medicare -NON- DDD (Excluding AIDS) — STATEWIDE~~
~~FOR THE THREE MONTHS ENDING                                      FOR~~
~~(HMO NAME)~~

~~Revenues/Expenses/Administration~~		~~Three-month~~	~~Three month~~	~~YTD $~~	~~YTD PMPM~~
		 ~~$~~	~~PMPM~~
~~Member Months~~
~~REVENUES:~~
~~1~~	~~Capitated Premiums~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2~~	~~Supplemental Premiums~~
~~2a~~	 ~~Maternity~~
~~2b~~	 ~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2c~~	 ~~EPSDT Incentive Payment~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2d~~	 ~~Reimbursable Medical and Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~2e~~	 ~~Managed Care Service Administrator Premium~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2f~~	 ~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~3~~	~~Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~4~~	~~Interest~~	~~$~~	~~$~~	~~$~~	~~$~~
~~5~~	~~COB~~	~~$~~	~~$~~	~~$~~	~~$~~
~~6~~	~~Reinsurance Recoveries~~	~~$~~	~~$~~	~~$~~	~~$~~
~~7~~	~~Other Revenue~~	~~$~~	~~$~~	~~$~~	~~$~~
~~8~~	~~TOTAL REVENUE (3+4+5+6+7)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~EXPENSES:~~
~~MEDICAL AND HOSPITAL~~
~~9~~	~~Inpatient Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~10~~	~~Primary Care~~	~~$~~	~~$~~	~~$~~	~~$~~
~~11~~	~~Physician Specialty Services~~	~~$~~	~~$~~	~~$~~	~~$~~
~~12~~	~~Outpatient Hospital (excludes ER)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~13~~	~~Other Professional Services~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~14~~	~~Emergency Room~~	~~$~~	~~$~~	~~$~~	~~$~~
~~15~~	~~DME/Medical Supplies~~	~~$~~	~~$~~	~~$~~	~~$~~
~~16~~	~~Prosthetics & Orthotics~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~17~~	~~Covered Dental~~	~~$~~	~~$~~	~~$~~	~~$~~
~~18~~	~~Pharmacy~~
~~19~~	~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~20~~	~~Home Health, Hospice and PDN~~	~~$~~	~~$~~	~~$~~	~~$~~
~~21~~	~~Transportation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~22~~	~~Lab & X-ray~~	~~$~~	~~$~~	~~$~~	~~$~~
~~23~~	~~Vision Care, including eyeglasses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~24~~	~~Mental Health/Substance Abuse~~	~~$~~	~~$~~	~~$~~	~~$~~
~~25~~	~~Reinsurance Expenses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~26~~	~~Incentive Pool Adjustment~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~27~~	~~Family Planning~~	~~$~~	~~$~~	~~$~~	~~$~~
~~28~~	~~Other Medical~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~29~~	~~TOTAL MEDICAL & HOSPITAL (9 THRU 28)~~
~~ADMINISTRATION:~~
~~30~~	~~Compensation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~31~~	~~Occupancy/Depreciation/Amortization~~	~~$~~	~~$~~	~~$~~	~~$~~
~~32~~	~~Interest Expense~~	~~$~~	~~$~~	~~$~~	~~$~~
~~33~~	~~Education/Outreach~~	~~$~~	~~$~~	~~$~~	~~$~~
~~34~~	~~Sanctions~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~TOTAL ADMINISTRATION~~	~~$~~	~~$~~	~~$~~	~~$~~
~~39~~	~~TOTAL EXPENSES~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~OPERATION INCOME (LOSS) (8-39)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~Extraordinary Item~~
~~39~~	~~Provision for State, Federal and Other Governmental Taxes~~
~~40~~	~~Adjustment for prior period IBNR Estimates~~
~~41~~	~~NET INCOME (LOSS) (37-38-39-40)~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #19 — Part G Income Statement by Rate Cell Grouping~~
~~N0N-ABD DDD (Excluding AIDS) — STATEWIDE~~
~~FOR THE THREE MONTHS ENDING                                      FOR~~
~~(HMO NAME)~~

~~Revenues/Expenses/Administration~~		~~Three-month~~	~~Three month~~	~~YTD $~~	~~YTD PMPM~~
		 ~~$~~	~~PMPM~~
~~Member Months~~
~~REVENUES:~~
~~1~~	~~Capitated Premiums~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2~~	~~Supplemental Premiums~~
~~2a~~	 ~~Maternity~~
~~2b~~	 ~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2c~~	 ~~EPSDT Incentive Payment~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2d~~	 ~~Reimbursable Medical and Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~2e~~	 ~~Managed Care Service Administrator Premium~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2f~~	 ~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~3~~	~~Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~4~~	~~Interest~~	~~$~~	~~$~~	~~$~~	~~$~~
~~5~~	~~COB~~	~~$~~	~~$~~	~~$~~	~~$~~
~~6~~	~~Reinsurance Recoveries~~	~~$~~	~~$~~	~~$~~	~~$~~
~~7~~	~~Other Revenue~~	~~$~~	~~$~~	~~$~~	~~$~~
~~8~~	~~TOTAL REVENUE (3+4+5+6+7)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~EXPENSES:~~
~~MEDICAL AND HOSPITAL~~
~~9~~	~~Inpatient Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~10~~	~~Primary Care~~	~~$~~	~~$~~	~~$~~	~~$~~
~~11~~	~~Physician Specialty Services~~	~~$~~	~~$~~	~~$~~	~~$~~
~~12~~	~~Outpatient Hospital (excludes ER)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~13~~	~~Other Professional Services~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~14~~	~~Emergency Room~~	~~$~~	~~$~~	~~$~~	~~$~~
~~15~~	~~DME/Medical Supplies~~	~~$~~	~~$~~	~~$~~	~~$~~
~~16~~	~~Prosthetics & Orthotics~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~17~~	~~Covered Dental~~	~~$~~	~~$~~	~~$~~	~~$~~
~~18~~	~~Pharmacy~~
~~19~~	~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~20~~	~~Home Health, Hospice and PDN~~	~~$~~	~~$~~	~~$~~	~~$~~
~~21~~	~~Transportation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~22~~	~~Lab & X-ray~~	~~$~~	~~$~~	~~$~~	~~$~~
~~23~~	~~Vision Care, including eyeglasses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~24~~	~~Mental Health/Substance Abuse~~	~~$~~	~~$~~	~~$~~	~~$~~
~~25~~	~~Reinsurance Expenses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~26~~	~~Incentive Pool Adjustment~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~27~~	~~Family Planning~~	~~$~~	~~$~~	~~$~~	~~$~~
~~28~~	~~Other Medical~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~29~~	~~TOTAL MEDICAL & HOSPITAL (9 THRU 28)~~
~~ADMINISTRATION:~~
~~30~~	~~Compensation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~31~~	~~Occupancy/Depreciation/Amortization~~	~~$~~	~~$~~	~~$~~	~~$~~
~~32~~	~~Interest Expense~~	~~$~~	~~$~~	~~$~~	~~$~~
~~33~~	~~Education/Outreach~~	~~$~~	~~$~~	~~$~~	~~$~~
~~34~~	~~Sanctions~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~TOTAL ADMINISTRATION~~	~~$~~	~~$~~	~~$~~	~~$~~
~~39~~	~~TOTAL EXPENSES~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~OPERATION INCOME (LOSS) (8-39)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~Extraordinary Item~~
~~39~~	~~Provision for State, Federal and Other Governmental Taxes~~
~~40~~	~~Adjustment for prior period IBNR Estimates~~
~~41~~	~~NET INCOME (LOSS) (37-38-39-40)~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #19 — Part H Income Statement by Rate Cell Grouping~~
~~ABD without Medicare — DDD (Including AIDS) — STATEWIDE~~
~~FOR THE THREE MONTHS ENDING                                      FOR~~
~~(HMO NAME)~~

~~Revenues/Expenses/Administration~~		~~Three-month~~	~~Three month~~	~~YTD $~~	~~YTD PMPM~~
		 ~~$~~	~~PMPM~~
~~Member Months~~
~~REVENUES:~~
~~1~~	~~Capitated Premiums~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2~~	~~Supplemental Premiums~~
~~2a~~	 ~~Maternity~~
~~2b~~	 ~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2c~~	 ~~EPSDT Incentive Payment~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2d~~	 ~~Reimbursable Medical and Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~2e~~	 ~~Managed Care Service Administrator Premium~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2f~~	 ~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~3~~	~~Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~4~~	~~Interest~~	~~$~~	~~$~~	~~$~~	~~$~~
~~5~~	~~COB~~	~~$~~	~~$~~	~~$~~	~~$~~
~~6~~	~~Reinsurance Recoveries~~	~~$~~	~~$~~	~~$~~	~~$~~
~~7~~	~~Other Revenue~~	~~$~~	~~$~~	~~$~~	~~$~~
~~8~~	~~TOTAL REVENUE (3+4+5+6+7)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~EXPENSES:~~
~~MEDICAL AND HOSPITAL~~
~~9~~	~~Inpatient Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~10~~	~~Primary Care~~	~~$~~	~~$~~	~~$~~	~~$~~
~~11~~	~~Physician Specialty Services~~	~~$~~	~~$~~	~~$~~	~~$~~
~~12~~	~~Outpatient Hospital (excludes ER)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~13~~	~~Other Professional Services~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~14~~	~~Emergency Room~~	~~$~~	~~$~~	~~$~~	~~$~~
~~15~~	~~DME/Medical Supplies~~	~~$~~	~~$~~	~~$~~	~~$~~
~~16~~	~~Prosthetics & Orthotics~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~17~~	~~Covered Dental~~	~~$~~	~~$~~	~~$~~	~~$~~
~~18~~	~~Pharmacy~~
~~19~~	~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~20~~	~~Home Health, Hospice and PDN~~	~~$~~	~~$~~	~~$~~	~~$~~
~~21~~	~~Transportation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~22~~	~~Lab & X-ray~~	~~$~~	~~$~~	~~$~~	~~$~~
~~23~~	~~Vision Care, including eyeglasses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~24~~	~~Mental Health/Substance Abuse~~	~~$~~	~~$~~	~~$~~	~~$~~
~~25~~	~~Reinsurance Expenses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~26~~	~~Incentive Pool Adjustment~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~27~~	~~Family Planning~~	~~$~~	~~$~~	~~$~~	~~$~~
~~28~~	~~Other Medical~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~29~~	~~TOTAL MEDICAL & HOSPITAL (9 THRU 28)~~
~~ADMINISTRATION:~~
~~30~~	~~Compensation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~31~~	~~Occupancy/Depreciation/Amortization~~	~~$~~	~~$~~	~~$~~	~~$~~
~~32~~	~~Interest Expense~~	~~$~~	~~$~~	~~$~~	~~$~~
~~33~~	~~Education/Outreach~~	~~$~~	~~$~~	~~$~~	~~$~~
~~34~~	~~Sanctions~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~TOTAL ADMINISTRATION~~	~~$~~	~~$~~	~~$~~	~~$~~
~~39~~	~~TOTAL EXPENSES~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~OPERATION INCOME (LOSS) (8-39)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~Extraordinary Item~~
~~39~~	~~Provision for State, Federal and Other Governmental Taxes~~
~~40~~	~~Adjustment for prior period IBNR Estimates~~
~~41~~	~~NET INCOME (LOSS) (37-38-39-40)~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #19 — Part E Income Statement by Rate Cell Grouping~~
~~ABD with Medicare — DDD (Excluding AIDS) — STATEWIDE~~
~~FOR THE THREE MONTHS ENDING                                      FOR~~
~~(HMO NAME)~~

~~Revenues/Expenses/Administration~~		~~Three-month~~	~~Three month~~	~~YTD $~~	~~YTD PMPM~~
		 ~~$~~	~~PMPM~~
~~Member Months~~
~~REVENUES:~~
~~1~~	~~Capitated Premiums~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2~~	~~Supplemental Premiums~~
~~2a~~	 ~~Maternity~~
~~2b~~	 ~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2c~~	 ~~EPSDT Incentive Payment~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2d~~	 ~~Reimbursable Medical and Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~2e~~	 ~~Managed Care Service Administrator Premium~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2f~~	 ~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~3~~	~~Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~4~~	~~Interest~~	~~$~~	~~$~~	~~$~~	~~$~~
~~5~~	~~COB~~	~~$~~	~~$~~	~~$~~	~~$~~
~~6~~	~~Reinsurance Recoveries~~	~~$~~	~~$~~	~~$~~	~~$~~
~~7~~	~~Other Revenue~~	~~$~~	~~$~~	~~$~~	~~$~~
~~8~~	~~TOTAL REVENUE (3+4+5+6+7)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~EXPENSES:~~
~~MEDICAL AND HOSPITAL~~
~~9~~	~~Inpatient Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~10~~	~~Primary Care~~	~~$~~	~~$~~	~~$~~	~~$~~
~~11~~	~~Physician Specialty Services~~	~~$~~	~~$~~	~~$~~	~~$~~
~~12~~	~~Outpatient Hospital (excludes ER)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~13~~	~~Other Professional Services~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~14~~	~~Emergency Room~~	~~$~~	~~$~~	~~$~~	~~$~~
~~15~~	~~DME/Medical Supplies~~	~~$~~	~~$~~	~~$~~	~~$~~
~~16~~	~~Prosthetics & Orthotics~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~17~~	~~Covered Dental~~	~~$~~	~~$~~	~~$~~	~~$~~
~~18~~	~~Pharmacy~~
~~19~~	~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~20~~	~~Home Health, Hospice and PDN~~	~~$~~	~~$~~	~~$~~	~~$~~
~~21~~	~~Transportation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~22~~	~~Lab & X-ray~~	~~$~~	~~$~~	~~$~~	~~$~~
~~23~~	~~Vision Care, including eyeglasses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~24~~	~~Mental Health/Substance Abuse~~	~~$~~	~~$~~	~~$~~	~~$~~
~~25~~	~~Reinsurance Expenses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~26~~	~~Incentive Pool Adjustment~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~27~~	~~Family Planning~~	~~$~~	~~$~~	~~$~~	~~$~~
~~28~~	~~Other Medical~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~29~~	~~TOTAL MEDICAL & HOSPITAL (9 THRU 28)~~
~~ADMINISTRATION:~~
~~30~~	~~Compensation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~31~~	~~Occupancy/Depreciation/Amortization~~	~~$~~	~~$~~	~~$~~	~~$~~
~~32~~	~~Interest Expense~~	~~$~~	~~$~~	~~$~~	~~$~~
~~33~~	~~Education/Outreach~~	~~$~~	~~$~~	~~$~~	~~$~~
~~34~~	~~Sanctions~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~TOTAL ADMINISTRATION~~	~~$~~	~~$~~	~~$~~	~~$~~
~~39~~	~~TOTAL EXPENSES~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~OPERATION INCOME (LOSS) (8-39)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~Extraordinary Item~~
~~39~~	~~Provision for State, Federal and Other Governmental Taxes~~
~~40~~	~~Adjustment for prior period IBNR Estimates~~
~~41~~	~~NET INCOME (LOSS) (37-38-39-40)~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #19 — Part I Income Statement by Rate Cell Grouping~~
~~ABD without Medicare — Non-DDD (Including AIDS) — STATEWIDE~~
~~FOR THE THREE MONTHS ENDING                                      FOR~~
~~(HMO NAME)~~

~~Revenues/Expenses/Administration~~		~~Three-month~~	~~Three month~~	~~YTD $~~	~~YTD PMPM~~
		 ~~$~~	~~PMPM~~
~~Member Months~~
~~REVENUES:~~
~~1~~	~~Capitated Premiums~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2~~	~~Supplemental Premiums~~
~~2a~~	 ~~Maternity~~
~~2b~~	 ~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2c~~	 ~~EPSDT Incentive Payment~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2d~~	 ~~Reimbursable Medical and Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~2e~~	 ~~Managed Care Service Administrator Premium~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2f~~	 ~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~3~~	~~Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~4~~	~~Interest~~	~~$~~	~~$~~	~~$~~	~~$~~
~~5~~	~~COB~~	~~$~~	~~$~~	~~$~~	~~$~~
~~6~~	~~Reinsurance Recoveries~~	~~$~~	~~$~~	~~$~~	~~$~~
~~7~~	~~Other Revenue~~	~~$~~	~~$~~	~~$~~	~~$~~
~~8~~	~~TOTAL REVENUE (3+4+5+6+7)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~EXPENSES:~~
~~MEDICAL AND HOSPITAL~~
~~9~~	~~Inpatient Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~10~~	~~Primary Care~~	~~$~~	~~$~~	~~$~~	~~$~~
~~11~~	~~Physician Specialty Services~~	~~$~~	~~$~~	~~$~~	~~$~~
~~12~~	~~Outpatient Hospital (excludes ER)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~13~~	~~Other Professional Services~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~14~~	~~Emergency Room~~	~~$~~	~~$~~	~~$~~	~~$~~
~~15~~	~~DME/Medical Supplies~~	~~$~~	~~$~~	~~$~~	~~$~~
~~16~~	~~Prosthetics & Orthotics~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~17~~	~~Covered Dental~~	~~$~~	~~$~~	~~$~~	~~$~~
~~18~~	~~Pharmacy~~
~~19~~	~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~20~~	~~Home Health, Hospice and PDN~~	~~$~~	~~$~~	~~$~~	~~$~~
~~21~~	~~Transportation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~22~~	~~Lab & X-ray~~	~~$~~	~~$~~	~~$~~	~~$~~
~~23~~	~~Vision Care, including eyeglasses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~24~~	~~Mental Health/Substance Abuse~~	~~$~~	~~$~~	~~$~~	~~$~~
~~25~~	~~Reinsurance Expenses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~26~~	~~Incentive Pool Adjustment~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~27~~	~~Family Planning~~	~~$~~	~~$~~	~~$~~	~~$~~
~~28~~	~~Other Medical~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~29~~	~~TOTAL MEDICAL & HOSPITAL (9 THRU 28)~~
~~ADMINISTRATION:~~
~~30~~	~~Compensation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~31~~	~~Occupancy/Depreciation/Amortization~~	~~$~~	~~$~~	~~$~~	~~$~~
~~32~~	~~Interest Expense~~	~~$~~	~~$~~	~~$~~	~~$~~
~~33~~	~~Education/Outreach~~	~~$~~	~~$~~	~~$~~	~~$~~
~~34~~	~~Sanctions~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~TOTAL ADMINISTRATION~~	~~$~~	~~$~~	~~$~~	~~$~~
~~39~~	~~TOTAL EXPENSES~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~OPERATION INCOME (LOSS) (8-39)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~Extraordinary Item~~
~~39~~	~~Provision for State, Federal and Other Governmental Taxes~~
~~40~~	~~Adjustment for prior period IBNR Estimates~~
~~41~~	~~NET INCOME (LOSS) (37-38-39-40)~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #19 – Part J Income Statement by Rate Cell Grouping~~
~~NJKidCare B&C (Excluding AIDS) – STATEWIDE~~
 ~~FOR THE THREE MONTHS ENDING ________ FOR _____________~~

~~(HMO NAME)~~
~~Revenues/Expenses/Administration~~		~~Three-month~~	~~Three month~~	~~YTD $~~	~~YTD PMPM~~
		 ~~$~~	~~PMPM~~
~~Member Months~~
~~REVENUES:~~
~~1~~	~~Capitated Premiums~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2~~	~~Supplemental Premiums~~
~~2a~~	 ~~Maternity~~
~~2b~~	 ~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2c~~	 ~~EPSDT Incentive Payment~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2d~~	 ~~Reimbursable Medical and Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~2e~~	 ~~Managed Care Service Administrator Premium~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2f~~	 ~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~3~~	~~Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~4~~	~~Interest~~	~~$~~	~~$~~	~~$~~	~~$~~
~~5~~	~~COB~~	~~$~~	~~$~~	~~$~~	~~$~~
~~6~~	~~Reinsurance Recoveries~~	~~$~~	~~$~~	~~$~~	~~$~~
~~7~~	~~Other Revenue~~	~~$~~	~~$~~	~~$~~	~~$~~
~~8~~	~~TOTAL REVENUE (3+4+5+6+7)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~EXPENSES:~~
~~MEDICAL AND HOSPITAL~~
~~9~~	~~Inpatient Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~10~~	~~Primary Care~~	~~$~~	~~$~~	~~$~~	~~$~~
~~11~~	~~Physician Specialty Services~~	~~$~~	~~$~~	~~$~~	~~$~~
~~12~~	~~Outpatient Hospital (excludes ER)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~13~~	~~Other Professional Services~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~14~~	~~Emergency Room~~	~~$~~	~~$~~	~~$~~	~~$~~
~~15~~	~~DME/Medical Supplies~~	~~$~~	~~$~~	~~$~~	~~$~~
~~16~~	~~Prosthetics & Orthotics~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~17~~	~~Covered Dental~~	~~$~~	~~$~~	~~$~~	~~$~~
~~18~~	~~Pharmacy~~
~~19~~	~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~20~~	~~Home Health, Hospice and PDN~~	~~$~~	~~$~~	~~$~~	~~$~~
~~21~~	~~Transportation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~22~~	~~Lab & X-ray~~	~~$~~	~~$~~	~~$~~	~~$~~
~~23~~	~~Vision Care, including eyeglasses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~24~~	~~Mental Health/Substance Abuse~~	~~$~~	~~$~~	~~$~~	~~$~~
~~25~~	~~Reinsurance Expenses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~26~~	~~Incentive Pool Adjustment~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~27~~	~~Family Planning~~	~~$~~	~~$~~	~~$~~	~~$~~
~~28~~	~~Other Medical~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~29~~	~~TOTAL MEDICAL & HOSPITAL (9 THRU 28)~~
~~ADMINISTRATION:~~
~~30~~	~~Compensation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~31~~	~~Occupancy/Depreciation/Amortization~~	~~$~~	~~$~~	~~$~~	~~$~~
~~32~~	~~Interest Expense~~	~~$~~	~~$~~	~~$~~	~~$~~
~~33~~	~~Education/Outreach~~	~~$~~	~~$~~	~~$~~	~~$~~
~~34~~	~~Sanctions~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~TOTAL ADMINISTRATION~~	~~$~~	~~$~~	~~$~~	~~$~~
~~39~~	~~TOTAL EXPENSES~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~OPERATION INCOME (LOSS) (8-39)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~Extraordinary Item~~
~~39~~	~~Provision for State, Federal and Other Governmental Taxes~~
~~40~~	~~Adjustment for prior period IBNR Estimates~~
~~41~~	~~NET INCOME (LOSS) (37-38-39-40)~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #19 – Part E Income Statement by Rate Cell Grouping~~
 ~~ABD with Medicare DDD (Excluding AIDS) – STATEWIDE~~
~~FOR THE THREE MONTHS ENDING ________ FOR _____________~~

~~(HMO NAME)~~
~~Revenues/Expenses/Administration~~		~~Three-month~~	~~Three month~~	~~YTD $~~	~~YTD PMPM~~
		 ~~$~~	~~PMPM~~
~~Member Months~~
~~REVENUES:~~
~~1~~	~~Capitated Premiums~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2~~	~~Supplemental Premiums~~
~~2a~~	 ~~Maternity~~
~~2b~~	 ~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2c~~	 ~~EPSDT Incentive Payment~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2d~~	 ~~Reimbursable Medical and Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~2e~~	 ~~Managed Care Service Administrator Premium~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2f~~	 ~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~3~~	~~Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~4~~	~~Interest~~	~~$~~	~~$~~	~~$~~	~~$~~
~~5~~	~~COB~~	~~$~~	~~$~~	~~$~~	~~$~~
~~6~~	~~Reinsurance Recoveries~~	~~$~~	~~$~~	~~$~~	~~$~~
~~7~~	~~Other Revenue~~	~~$~~	~~$~~	~~$~~	~~$~~
~~8~~	~~TOTAL REVENUE (3+4+5+6+7)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~EXPENSES:~~
~~MEDICAL AND HOSPITAL~~
~~9~~	~~Inpatient Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~10~~	~~Primary Care~~	~~$~~	~~$~~	~~$~~	~~$~~
~~11~~	~~Physician Specialty Services~~	~~$~~	~~$~~	~~$~~	~~$~~
~~12~~	~~Outpatient Hospital (excludes ER)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~13~~	~~Other Professional Services~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~14~~	~~Emergency Room~~	~~$~~	~~$~~	~~$~~	~~$~~
~~15~~	~~DME/Medical Supplies~~	~~$~~	~~$~~	~~$~~	~~$~~
~~16~~	~~Prosthetics & Orthotics~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~17~~	~~Covered Dental~~	~~$~~	~~$~~	~~$~~	~~$~~
~~18~~	~~Pharmacy~~
~~19~~	~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~20~~	~~Home Health, Hospice and PDN~~	~~$~~	~~$~~	~~$~~	~~$~~
~~21~~	~~Transportation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~22~~	~~Lab & X-ray~~	~~$~~	~~$~~	~~$~~	~~$~~
~~23~~	~~Vision Care, including eyeglasses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~24~~	~~Mental Health/Substance Abuse~~	~~$~~	~~$~~	~~$~~	~~$~~
~~25~~	~~Reinsurance Expenses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~26~~	~~Incentive Pool Adjustment~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~27~~	~~Family Planning~~	~~$~~	~~$~~	~~$~~	~~$~~
~~28~~	~~Other Medical~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~29~~	~~TOTAL MEDICAL & HOSPITAL (9 THRU 28)~~
~~ADMINISTRATION:~~
~~30~~	~~Compensation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~31~~	~~Occupancy/Depreciation/Amortization~~	~~$~~	~~$~~	~~$~~	~~$~~
~~32~~	~~Interest Expense~~	~~$~~	~~$~~	~~$~~	~~$~~
~~33~~	~~Education/Outreach~~	~~$~~	~~$~~	~~$~~	~~$~~
~~34~~	~~Sanctions~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~TOTAL ADMINISTRATION~~	~~$~~	~~$~~	~~$~~	~~$~~
~~39~~	~~TOTAL EXPENSES~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~OPERATION INCOME (LOSS) (8-39)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~Extraordinary Item~~
~~39~~	~~Provision for State, Federal and Other Governmental Taxes~~
~~40~~	~~Adjustment for prior period IBNR Estimates~~
~~41~~	~~NET INCOME (LOSS) (37-38-39-40)~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #19 – Part K Income Statement by Rate Cell Grouping~~
~~NJ KidCare D (Excluding AIDS) – STATEWIDE~~
~~FOR THE THREE MONTHS ENDING ________ FOR _____________~~

~~(HMO NAME)~~
~~Revenues/Expenses/Administration~~		~~Three-month~~	~~Three month~~	~~YTD $~~	~~YTD PMPM~~
		 ~~$~~	~~PMPM~~
~~Member Months~~
~~REVENUES:~~
~~1~~	~~Capitated Premiums~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2~~	~~Supplemental Premiums~~
~~2a~~	 ~~Maternity~~
~~2b~~	 ~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2c~~	 ~~EPSDT Incentive Payment~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2d~~	 ~~Reimbursable Medical and Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~2e~~	 ~~Managed Care Service Administrator Premium~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2f~~	 ~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~3~~	~~Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~4~~	~~Interest~~	~~$~~	~~$~~	~~$~~	~~$~~
~~5~~	~~COB~~	~~$~~	~~$~~	~~$~~	~~$~~
~~6~~	~~Reinsurance Recoveries~~	~~$~~	~~$~~	~~$~~	~~$~~
~~7~~	~~Other Revenue~~	~~$~~	~~$~~	~~$~~	~~$~~
~~8~~	~~TOTAL REVENUE (3+4+5+6+7)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~EXPENSES:~~
~~MEDICAL AND HOSPITAL~~
~~9~~	~~Inpatient Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~10~~	~~Primary Care~~	~~$~~	~~$~~	~~$~~	~~$~~
~~11~~	~~Physician Specialty Services~~	~~$~~	~~$~~	~~$~~	~~$~~
~~12~~	~~Outpatient Hospital (excludes ER)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~13~~	~~Other Professional Services~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~14~~	~~Emergency Room~~	~~$~~	~~$~~	~~$~~	~~$~~
~~15~~	~~DME/Medical Supplies~~	~~$~~	~~$~~	~~$~~	~~$~~
~~16~~	~~Prosthetics & Orthotics~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~17~~	~~Covered Dental~~	~~$~~	~~$~~	~~$~~	~~$~~
~~18~~	~~Pharmacy~~
~~19~~	~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~20~~	~~Home Health, Hospice and PDN~~	~~$~~	~~$~~	~~$~~	~~$~~
~~21~~	~~Transportation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~22~~	~~Lab & X-ray~~	~~$~~	~~$~~	~~$~~	~~$~~
~~23~~	~~Vision Care, including eyeglasses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~24~~	~~Mental Health/Substance Abuse~~	~~$~~	~~$~~	~~$~~	~~$~~
~~25~~	~~Reinsurance Expenses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~26~~	~~Incentive Pool Adjustment~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~27~~	~~Family Planning~~	~~$~~	~~$~~	~~$~~	~~$~~
~~28~~	~~Other Medical~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~29~~	~~TOTAL MEDICAL & HOSPITAL (9 THRU 28)~~
~~ADMINISTRATION:~~
~~30~~	~~Compensation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~31~~	~~Occupancy/Depreciation/Amortization~~	~~$~~	~~$~~	~~$~~	~~$~~
~~32~~	~~Interest Expense~~	~~$~~	~~$~~	~~$~~	~~$~~
~~33~~	~~Education/Outreach~~	~~$~~	~~$~~	~~$~~	~~$~~
~~34~~	~~Sanctions~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~TOTAL ADMINISTRATION~~	~~$~~	~~$~~	~~$~~	~~$~~
~~39~~	~~TOTAL EXPENSES~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~OPERATION INCOME (LOSS) (8-39)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~Extraordinary Item~~
~~39~~	~~Provision for State, Federal and Other Governmental Taxes~~
~~40~~	~~Adjustment for prior period IBNR Estimates~~
~~41~~	~~NET INCOME (LOSS) (37-38-39-40)~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #19 – Part L Income Statement by Rate Cell Grouping RESERVED~~
~~RESERVED~~
~~FOR THE THREE MONTHS ENDING ________ FOR _____________~~

~~(HMO NAME)~~
~~Revenues/Expenses/Administration~~		~~Three-month~~	~~Three month~~	~~YTD $~~	~~YTD PMPM~~
		 ~~$~~	~~PMPM~~
~~Member Months~~
~~REVENUES:~~
~~1~~	~~Capitated Premiums~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2~~	~~Supplemental Premiums~~
~~2a~~	 ~~Maternity~~
~~2b~~	 ~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2c~~	 ~~EPSDT Incentive Payment~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2d~~	 ~~Reimbursable Medical and Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~2e~~	 ~~Managed Care Service Administrator Premium~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2f~~	 ~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~3~~	~~Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~4~~	~~Interest~~	~~$~~	~~$~~	~~$~~	~~$~~
~~5~~	~~COB~~	~~$~~	~~$~~	~~$~~	~~$~~
~~6~~	~~Reinsurance Recoveries~~	~~$~~	~~$~~	~~$~~	~~$~~
~~7~~	~~Other Revenue~~	~~$~~	~~$~~	~~$~~	~~$~~
~~8~~	~~TOTAL REVENUE (3+4+5+6+7)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~EXPENSES:~~
~~MEDICAL AND HOSPITAL~~
~~9~~	~~Inpatient Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~10~~	~~Primary Care~~	~~$~~	~~$~~	~~$~~	~~$~~
~~11~~	~~Physician Specialty Services~~	~~$~~	~~$~~	~~$~~	~~$~~
~~12~~	~~Outpatient Hospital (excludes ER)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~13~~	~~Other Professional Services~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~14~~	~~Emergency Room~~	~~$~~	~~$~~	~~$~~	~~$~~
~~15~~	~~DME/Medical Supplies~~	~~$~~	~~$~~	~~$~~	~~$~~
~~16~~	~~Prosthetics & Orthotics~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~17~~	~~Covered Dental~~	~~$~~	~~$~~	~~$~~	~~$~~
~~18~~	~~Pharmacy~~
~~19~~	~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~20~~	~~Home Health, Hospice and PDN~~	~~$~~	~~$~~	~~$~~	~~$~~
~~21~~	~~Transportation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~22~~	~~Lab & X-ray~~	~~$~~	~~$~~	~~$~~	~~$~~
~~23~~	~~Vision Care, including eyeglasses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~24~~	~~Mental Health/Substance Abuse~~	~~$~~	~~$~~	~~$~~	~~$~~
~~25~~	~~Reinsurance Expenses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~26~~	~~Incentive Pool Adjustment~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~27~~	~~Family Planning~~	~~$~~	~~$~~	~~$~~	~~$~~
~~28~~	~~Other Medical~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~29~~	~~TOTAL MEDICAL & HOSPITAL (9 THRU 28)~~
~~ADMINISTRATION:~~
~~30~~	~~Compensation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~31~~	~~Occupancy/Depreciation/Amortization~~	~~$~~	~~$~~	~~$~~	~~$~~
~~32~~	~~Interest Expense~~	~~$~~	~~$~~	~~$~~	~~$~~
~~33~~	~~Education/Outreach~~	~~$~~	~~$~~	~~$~~	~~$~~
~~34~~	~~Sanctions~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~TOTAL ADMINISTRATION~~	~~$~~	~~$~~	~~$~~	~~$~~
~~39~~	~~TOTAL EXPENSES~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~OPERATION INCOME (LOSS) (8-39)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~Extraordinary Item~~
~~39~~	~~Provision for State, Federal and Other Governmental Taxes~~
~~40~~	~~Adjustment for prior period IBNR Estimates~~
~~41~~	~~NET INCOME (LOSS) (37-38-39-40)~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #19 – Part M Income Statement by Rate Cell Grouping~~
~~NJ FamilyCare Parents 0133% FPL (Excluding AIDS) – STATEWIDE~~
~~FOR THE THREE MONTHS ENDING ________ FOR _____________~~

~~(HMO NAME)~~
~~Revenues/Expenses/Administration~~		~~Three-month~~	~~Three month~~	~~YTD $~~	~~YTD PMPM~~
		 ~~$~~	~~PMPM~~
~~Member Months~~
~~REVENUES:~~
~~1~~	~~Capitated Premiums~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2~~	~~Supplemental Premiums~~
~~2a~~	 ~~Maternity~~
~~2b~~	 ~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2c~~	 ~~EPSDT Incentive Payment~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2d~~	 ~~Reimbursable Medical and Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~2e~~	 ~~Managed Care Service Administrator Premium~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2f~~	 ~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~3~~	~~Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~4~~	~~Interest~~	~~$~~	~~$~~	~~$~~	~~$~~
~~5~~	~~COB~~	~~$~~	~~$~~	~~$~~	~~$~~
~~6~~	~~Reinsurance Recoveries~~	~~$~~	~~$~~	~~$~~	~~$~~
~~7~~	~~Other Revenue~~	~~$~~	~~$~~	~~$~~	~~$~~
~~8~~	~~TOTAL REVENUE (3+4+5+6+7)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~EXPENSES:~~
~~MEDICAL AND HOSPITAL~~
~~9~~	~~Inpatient Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~10~~	~~Primary Care~~	~~$~~	~~$~~	~~$~~	~~$~~
~~11~~	~~Physician Specialty Services~~	~~$~~	~~$~~	~~$~~	~~$~~
~~12~~	~~Outpatient Hospital (excludes ER)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~13~~	~~Other Professional Services~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~14~~	~~Emergency Room~~	~~$~~	~~$~~	~~$~~	~~$~~
~~15~~	~~DME/Medical Supplies~~	~~$~~	~~$~~	~~$~~	~~$~~
~~16~~	~~Prosthetics & Orthotics~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~17~~	~~Covered Dental~~	~~$~~	~~$~~	~~$~~	~~$~~
~~18~~	~~Pharmacy~~
~~19~~	~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~20~~	~~Home Health, Hospice and PDN~~	~~$~~	~~$~~	~~$~~	~~$~~
~~21~~	~~Transportation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~22~~	~~Lab & X-ray~~	~~$~~	~~$~~	~~$~~	~~$~~
~~23~~	~~Vision Care, including eyeglasses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~24~~	~~Mental Health/Substance Abuse~~	~~$~~	~~$~~	~~$~~	~~$~~
~~25~~	~~Reinsurance Expenses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~26~~	~~Incentive Pool Adjustment~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~27~~	~~Family Planning~~	~~$~~	~~$~~	~~$~~	~~$~~
~~28~~	~~Other Medical~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~29~~	~~TOTAL MEDICAL & HOSPITAL (9 THRU 28)~~
~~ADMINISTRATION:~~
~~30~~	~~Compensation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~31~~	~~Occupancy/Depreciation/Amortization~~	~~$~~	~~$~~	~~$~~	~~$~~
~~32~~	~~Interest Expense~~	~~$~~	~~$~~	~~$~~	~~$~~
~~33~~	~~Education/Outreach~~	~~$~~	~~$~~	~~$~~	~~$~~
~~34~~	~~Sanctions~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~TOTAL ADMINISTRATION~~	~~$~~	~~$~~	~~$~~	~~$~~
~~39~~	~~TOTAL EXPENSES~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~OPERATION INCOME (LOSS) (8-39)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~Extraordinary Item~~
~~39~~	~~Provision for State, Federal and Other Governmental Taxes~~
~~40~~	~~Adjustment for prior period IBNR Estimates~~
~~41~~	~~NET INCOME (LOSS) (37-38-39-40)~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

 ~~Table #19 – Part N Income Statement by Rate Cell Grouping )~~
~~Reserved~~
~~FOR THE THREE MONTHS ENDING ________ FOR _____________~~

~~(HMO NAME)~~
~~Revenues/Expenses/Administration~~		~~Three-month~~	~~Three month~~	~~YTD $~~	~~YTD PMPM~~
		 ~~$~~	~~PMPM~~
~~Member Months~~
~~REVENUES:~~
~~1~~	~~Capitated Premiums~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2~~	~~Supplemental Premiums~~
~~2a~~	 ~~Maternity~~
~~2b~~	 ~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2c~~	 ~~EPSDT Incentive Payment~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2d~~	 ~~Reimbursable Medical and Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~2e~~	 ~~Managed Care Service Administrator Premium~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2f~~	 ~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~3~~	~~Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~4~~	~~Interest~~	~~$~~	~~$~~	~~$~~	~~$~~
~~5~~	~~COB~~	~~$~~	~~$~~	~~$~~	~~$~~
~~6~~	~~Reinsurance Recoveries~~	~~$~~	~~$~~	~~$~~	~~$~~
~~7~~	~~Other Revenue~~	~~$~~	~~$~~	~~$~~	~~$~~
~~8~~	~~TOTAL REVENUE (3+4+5+6+7)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~EXPENSES:~~
~~MEDICAL AND HOSPITAL~~
~~9~~	~~Inpatient Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~10~~	~~Primary Care~~	~~$~~	~~$~~	~~$~~	~~$~~
~~11~~	~~Physician Specialty Services~~	~~$~~	~~$~~	~~$~~	~~$~~
~~12~~	~~Outpatient Hospital (excludes ER)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~13~~	~~Other Professional Services~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~14~~	~~Emergency Room~~	~~$~~	~~$~~	~~$~~	~~$~~
~~15~~	~~DME/Medical Supplies~~	~~$~~	~~$~~	~~$~~	~~$~~
~~16~~	~~Prosthetics & Orthotics~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~17~~	~~Covered Dental~~	~~$~~	~~$~~	~~$~~	~~$~~
~~18~~	~~Pharmacy~~
~~19~~	~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~20~~	~~Home Health, Hospice and PDN~~	~~$~~	~~$~~	~~$~~	~~$~~
~~21~~	~~Transportation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~22~~	~~Lab & X-ray~~	~~$~~	~~$~~	~~$~~	~~$~~
~~23~~	~~Vision Care, including eyeglasses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~24~~	~~Mental Health/Substance Abuse~~	~~$~~	~~$~~	~~$~~	~~$~~
~~25~~	~~Reinsurance Expenses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~26~~	~~Incentive Pool Adjustment~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~27~~	~~Family Planning~~	~~$~~	~~$~~	~~$~~	~~$~~
~~28~~	~~Other Medical~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~29~~	~~TOTAL MEDICAL & HOSPITAL (9 THRU 28)~~
~~ADMINISTRATION:~~
~~30~~	~~Compensation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~31~~	~~Occupancy/Depreciation/Amortization~~	~~$~~	~~$~~	~~$~~	~~$~~
~~32~~	~~Interest Expense~~	~~$~~	~~$~~	~~$~~	~~$~~
~~33~~	~~Education/Outreach~~	~~$~~	~~$~~	~~$~~	~~$~~
~~34~~	~~Sanctions~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~TOTAL ADMINISTRATION~~	~~$~~	~~$~~	~~$~~	~~$~~
~~39~~	~~TOTAL EXPENSES~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~OPERATION INCOME (LOSS) (8-39)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~Extraordinary Item~~
~~39~~	~~Provision for State, Federal and Other Governmental Taxes~~
~~40~~	~~Adjustment for prior period IBNR Estimates~~
~~41~~	~~NET INCOME (LOSS) (37-38-39-40)~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #19 – Part O Income Statement by Rate Cell Grouping~~
~~FOR THE THREE MONTHS ENDING ________ FOR _____________~~

~~(HMO NAME)~~
~~Revenues/Expenses/Administration~~		~~Three-month~~	~~Three month~~	~~YTD $~~	~~YTD PMPM~~
		 ~~$~~	~~PMPM~~
~~Member Months~~
~~REVENUES:~~
~~1~~	~~Capitated Premiums~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2~~	~~Supplemental Premiums~~
~~2a~~	 ~~Maternity~~
~~2b~~	 ~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2c~~	 ~~EPSDT Incentive Payment~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2d~~	 ~~Reimbursable Medical and Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~2e~~	 ~~Managed Care Service Administrator Premium~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2f~~	 ~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~3~~	~~Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~4~~	~~Interest~~	~~$~~	~~$~~	~~$~~	~~$~~
~~5~~	~~COB~~	~~$~~	~~$~~	~~$~~	~~$~~
~~6~~	~~Reinsurance Recoveries~~	~~$~~	~~$~~	~~$~~	~~$~~
~~7~~	~~Other Revenue~~	~~$~~	~~$~~	~~$~~	~~$~~
~~8~~	~~TOTAL REVENUE (3+4+5+6+7)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~EXPENSES:~~
~~MEDICAL AND HOSPITAL~~
~~9~~	~~Inpatient Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~10~~	~~Primary Care~~	~~$~~	~~$~~	~~$~~	~~$~~
~~11~~	~~Physician Specialty Services~~	~~$~~	~~$~~	~~$~~	~~$~~
~~12~~	~~Outpatient Hospital (excludes ER)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~13~~	~~Other Professional Services~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~14~~	~~Emergency Room~~	~~$~~	~~$~~	~~$~~	~~$~~
~~15~~	~~DME/Medical Supplies~~	~~$~~	~~$~~	~~$~~	~~$~~
~~16~~	~~Prosthetics & Orthotics~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~17~~	~~Covered Dental~~	~~$~~	~~$~~	~~$~~	~~$~~
~~18~~	~~Pharmacy~~
~~19~~	~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~20~~	~~Home Health, Hospice and PDN~~	~~$~~	~~$~~	~~$~~	~~$~~
~~21~~	~~Transportation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~22~~	~~Lab & X-ray~~	~~$~~	~~$~~	~~$~~	~~$~~
~~23~~	~~Vision Care, including eyeglasses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~24~~	~~Mental Health/Substance Abuse~~	~~$~~	~~$~~	~~$~~	~~$~~
~~25~~	~~Reinsurance Expenses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~26~~	~~Incentive Pool Adjustment~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~27~~	~~Family Planning~~	~~$~~	~~$~~	~~$~~	~~$~~
~~28~~	~~Other Medical~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~29~~	~~TOTAL MEDICAL & HOSPITAL (9 THRU 28)~~
~~ADMINISTRATION:~~
~~30~~	~~Compensation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~31~~	~~Occupancy/Depreciation/Amortization~~	~~$~~	~~$~~	~~$~~	~~$~~
~~32~~	~~Interest Expense~~	~~$~~	~~$~~	~~$~~	~~$~~
~~33~~	~~Education/Outreach~~	~~$~~	~~$~~	~~$~~	~~$~~
~~34~~	~~Sanctions~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~TOTAL ADMINISTRATION~~	~~$~~	~~$~~	~~$~~	~~$~~
~~39~~	~~TOTAL EXPENSES~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~OPERATION INCOME (LOSS) (8-39)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~Extraordinary Item~~
~~39~~	~~Provision for State, Federal and Other Governmental Taxes~~
~~40~~	~~Adjustment for prior period IBNR Estimates~~
~~41~~	~~NET INCOME (LOSS) (37-38-39-40)~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #19 – Part P Income Statement by Rate Cell Grouping~~
 ~~ABD with Medicare AIDS – STATEWIDE~~
 ~~FOR THE THREE MONTHS ENDING ________ FOR _____________~~

~~(HMO NAME)~~
~~Revenues/Expenses/Administration~~		~~Three-month~~	~~Three month~~	~~YTD $~~	~~YTD PMPM~~
		 ~~$~~	~~PMPM~~
~~Member Months~~
~~REVENUES:~~
~~1~~	~~Capitated Premiums~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2~~	~~Supplemental Premiums~~
~~2a~~	 ~~Maternity~~
~~2b~~	 ~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2c~~	 ~~EPSDT Incentive Payment~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2d~~	 ~~Reimbursable Medical and Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~2e~~	 ~~Managed Care Service Administrator Premium~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2f~~	 ~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~3~~	~~Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~4~~	~~Interest~~	~~$~~	~~$~~	~~$~~	~~$~~
~~5~~	~~COB~~	~~$~~	~~$~~	~~$~~	~~$~~
~~6~~	~~Reinsurance Recoveries~~	~~$~~	~~$~~	~~$~~	~~$~~
~~7~~	~~Other Revenue~~	~~$~~	~~$~~	~~$~~	~~$~~
~~8~~	~~TOTAL REVENUE (3+4+5+6+7)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~EXPENSES:~~
~~MEDICAL AND HOSPITAL~~
~~9~~	~~Inpatient Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~10~~	~~Primary Care~~	~~$~~	~~$~~	~~$~~	~~$~~
~~11~~	~~Physician Specialty Services~~	~~$~~	~~$~~	~~$~~	~~$~~
~~12~~	~~Outpatient Hospital (excludes ER)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~13~~	~~Other Professional Services~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~14~~	~~Emergency Room~~	~~$~~	~~$~~	~~$~~	~~$~~
~~15~~	~~DME/Medical Supplies~~	~~$~~	~~$~~	~~$~~	~~$~~
~~16~~	~~Prosthetics & Orthotics~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~17~~	~~Covered Dental~~	~~$~~	~~$~~	~~$~~	~~$~~
~~18~~	~~Pharmacy~~
~~19~~	~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~20~~	~~Home Health, Hospice and PDN~~	~~$~~	~~$~~	~~$~~	~~$~~
~~21~~	~~Transportation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~22~~	~~Lab & X-ray~~	~~$~~	~~$~~	~~$~~	~~$~~
~~23~~	~~Vision Care, including eyeglasses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~24~~	~~Mental Health/Substance Abuse~~	~~$~~	~~$~~	~~$~~	~~$~~
~~25~~	~~Reinsurance Expenses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~26~~	~~Incentive Pool Adjustment~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~27~~	~~Family Planning~~	~~$~~	~~$~~	~~$~~	~~$~~
~~28~~	~~Other Medical~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~29~~	~~TOTAL MEDICAL & HOSPITAL (9 THRU 28)~~
~~ADMINISTRATION:~~
~~30~~	~~Compensation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~31~~	~~Occupancy/Depreciation/Amortization~~	~~$~~	~~$~~	~~$~~	~~$~~
~~32~~	~~Interest Expense~~	~~$~~	~~$~~	~~$~~	~~$~~
~~33~~	~~Education/Outreach~~	~~$~~	~~$~~	~~$~~	~~$~~
~~34~~	~~Sanctions~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~TOTAL ADMINISTRATION~~	~~$~~	~~$~~	~~$~~	~~$~~
~~39~~	~~TOTAL EXPENSES~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~OPERATION INCOME (LOSS) (8-39)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~Extraordinary Item~~
~~39~~	~~Provision for State, Federal and Other Governmental Taxes~~
~~40~~	~~Adjustment for prior period IBNR Estimates~~
~~41~~	~~NET INCOME (LOSS) (37-38-39-40)~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #19 – Part Q Income Statement by Rate Cell Grouping~~
 ~~Non=ABD – AIDS– STATEWIDE~~
~~FOR THE THREE MONTHS ENDING ________ FOR _____________~~

~~(HMO NAME)~~
~~Revenues/Expenses/Administration~~		~~Three-month~~	~~Three month~~	~~YTD $~~	~~YTD PMPM~~
		 ~~$~~	~~PMPM~~
~~Member Months~~
~~REVENUES:~~
~~1~~	~~Capitated Premiums~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2~~	~~Supplemental Premiums~~
~~2a~~	 ~~Maternity~~
~~2b~~	 ~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2c~~	 ~~EPSDT Incentive Payment~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2d~~	 ~~Reimbursable Medical and Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~2e~~	 ~~Managed Care Service Administrator Premium~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2f~~	 ~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~3~~	~~Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~4~~	~~Interest~~	~~$~~	~~$~~	~~$~~	~~$~~
~~5~~	~~COB~~	~~$~~	~~$~~	~~$~~	~~$~~
~~6~~	~~Reinsurance Recoveries~~	~~$~~	~~$~~	~~$~~	~~$~~
~~7~~	~~Other Revenue~~	~~$~~	~~$~~	~~$~~	~~$~~
~~8~~	~~TOTAL REVENUE (3+4+5+6+7)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~EXPENSES:~~
~~MEDICAL AND HOSPITAL~~
~~9~~	~~Inpatient Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~10~~	~~Primary Care~~	~~$~~	~~$~~	~~$~~	~~$~~
~~11~~	~~Physician Specialty Services~~	~~$~~	~~$~~	~~$~~	~~$~~
~~12~~	~~Outpatient Hospital (excludes ER)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~13~~	~~Other Professional Services~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~14~~	~~Emergency Room~~	~~$~~	~~$~~	~~$~~	~~$~~
~~15~~	~~DME/Medical Supplies~~	~~$~~	~~$~~	~~$~~	~~$~~
~~16~~	~~Prosthetics & Orthotics~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~17~~	~~Covered Dental~~	~~$~~	~~$~~	~~$~~	~~$~~
~~18~~	~~Pharmacy~~
~~19~~	~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~20~~	~~Home Health, Hospice and PDN~~	~~$~~	~~$~~	~~$~~	~~$~~
~~21~~	~~Transportation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~22~~	~~Lab & X-ray~~	~~$~~	~~$~~	~~$~~	~~$~~
~~23~~	~~Vision Care, including eyeglasses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~24~~	~~Mental Health/Substance Abuse~~	~~$~~	~~$~~	~~$~~	~~$~~
~~25~~	~~Reinsurance Expenses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~26~~	~~Incentive Pool Adjustment~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~27~~	~~Family Planning~~	~~$~~	~~$~~	~~$~~	~~$~~
~~28~~	~~Other Medical~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~29~~	~~TOTAL MEDICAL & HOSPITAL (9 THRU 28)~~
~~ADMINISTRATION:~~
~~30~~	~~Compensation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~31~~	~~Occupancy/Depreciation/Amortization~~	~~$~~	~~$~~	~~$~~	~~$~~
~~32~~	~~Interest Expense~~	~~$~~	~~$~~	~~$~~	~~$~~
~~33~~	~~Education/Outreach~~	~~$~~	~~$~~	~~$~~	~~$~~
~~34~~	~~Sanctions~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~TOTAL ADMINISTRATION~~	~~$~~	~~$~~	~~$~~	~~$~~
~~39~~	~~TOTAL EXPENSES~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~OPERATION INCOME (LOSS) (8-39)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~Extraordinary Item~~
~~39~~	~~Provision for State, Federal and Other Governmental Taxes~~
~~40~~	~~Adjustment for prior period IBNR Estimates~~
~~41~~	~~NET INCOME (LOSS) (37-38-39-40)~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #19 – Part R1 Income Statement by Rate Cell Grouping~~
 ~~MATERNITY – STATEWIDE~~
~~FOR THE THREE MONTHS ENDING ________ FOR _____________~~

~~(HMO NAME)~~
~~Revenues/Expenses/Administration~~		~~Three-month~~	~~Three month~~	~~YTD $~~	~~YTD PMPM~~
		 ~~$~~	~~PMPM~~
~~Member Months~~
~~REVENUES:~~
~~1~~	~~Capitated Premiums~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2~~	~~Supplemental Premiums~~
~~2a~~	 ~~Maternity~~
~~2b~~	 ~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2c~~	 ~~EPSDT Incentive Payment~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2d~~	 ~~Reimbursable Medical and Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~2e~~	 ~~Managed Care Service Administrator Premium~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2f~~	 ~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~3~~	~~Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~4~~	~~Interest~~	~~$~~	~~$~~	~~$~~	~~$~~
~~5~~	~~COB~~	~~$~~	~~$~~	~~$~~	~~$~~
~~6~~	~~Reinsurance Recoveries~~	~~$~~	~~$~~	~~$~~	~~$~~
~~7~~	~~Other Revenue~~	~~$~~	~~$~~	~~$~~	~~$~~
~~8~~	~~TOTAL REVENUE (3+4+5+6+7)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~EXPENSES:~~
~~MEDICAL AND HOSPITAL~~
~~9~~	~~Inpatient Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~10~~	~~Primary Care~~	~~$~~	~~$~~	~~$~~	~~$~~
~~11~~	~~Physician Specialty Services~~	~~$~~	~~$~~	~~$~~	~~$~~
~~12~~	~~Outpatient Hospital (excludes ER)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~13~~	~~Other Professional Services~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~14~~	~~Emergency Room~~	~~$~~	~~$~~	~~$~~	~~$~~
~~15~~	~~DME/Medical Supplies~~	~~$~~	~~$~~	~~$~~	~~$~~
~~16~~	~~Prosthetics & Orthotics~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~17~~	~~Covered Dental~~	~~$~~	~~$~~	~~$~~	~~$~~
~~18~~	~~Pharmacy~~
~~19~~	~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~20~~	~~Home Health, Hospice and PDN~~	~~$~~	~~$~~	~~$~~	~~$~~
~~21~~	~~Transportation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~22~~	~~Lab & X-ray~~	~~$~~	~~$~~	~~$~~	~~$~~
~~23~~	~~Vision Care, including eyeglasses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~24~~	~~Mental Health/Substance Abuse~~	~~$~~	~~$~~	~~$~~	~~$~~
~~25~~	~~Reinsurance Expenses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~26~~	~~Incentive Pool Adjustment~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~27~~	~~Family Planning~~	~~$~~	~~$~~	~~$~~	~~$~~
~~28~~	~~Other Medical~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~29~~	~~TOTAL MEDICAL & HOSPITAL (9 THRU 28)~~
~~ADMINISTRATION:~~
~~30~~	~~Compensation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~31~~	~~Occupancy/Depreciation/Amortization~~	~~$~~	~~$~~	~~$~~	~~$~~
~~32~~	~~Interest Expense~~	~~$~~	~~$~~	~~$~~	~~$~~
~~33~~	~~Education/Outreach~~	~~$~~	~~$~~	~~$~~	~~$~~
~~34~~	~~Sanctions~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~TOTAL ADMINISTRATION~~	~~$~~	~~$~~	~~$~~	~~$~~
~~39~~	~~TOTAL EXPENSES~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~OPERATION INCOME (LOSS) (8-39)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~Extraordinary Item~~
~~39~~	~~Provision for State, Federal and Other Governmental Taxes~~
~~40~~	~~Adjustment for prior period IBNR Estimates~~
~~41~~	~~NET INCOME (LOSS) (37-38-39-40)~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #19 – Part R2 Income Statement by Rate Cell Grouping~~
 ~~NEWBORN – STATEWIDE~~
~~FOR THE THREE MONTHS ENDING ________ FOR _____________~~

~~(HMO NAME)~~
~~Revenues/Expenses/Administration~~		~~Three-month~~	~~Three month~~	~~YTD $~~	~~YTD PMPM~~
		 ~~$~~	~~PMPM~~
~~Member Months~~
~~REVENUES:~~
~~1~~	~~Capitated Premiums~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2~~	~~Supplemental Premiums~~
~~2a~~	 ~~Maternity~~
~~2b~~	 ~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2c~~	 ~~EPSDT Incentive Payment~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2d~~	 ~~Reimbursable Medical and Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~2e~~	 ~~Managed Care Service Administrator Premium~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2f~~	 ~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~3~~	~~Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~4~~	~~Interest~~	~~$~~	~~$~~	~~$~~	~~$~~
~~5~~	~~COB~~	~~$~~	~~$~~	~~$~~	~~$~~
~~6~~	~~Reinsurance Recoveries~~	~~$~~	~~$~~	~~$~~	~~$~~
~~7~~	~~Other Revenue~~	~~$~~	~~$~~	~~$~~	~~$~~
~~8~~	~~TOTAL REVENUE (3+4+5+6+7)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~EXPENSES:~~
~~MEDICAL AND HOSPITAL~~
~~9~~	~~Inpatient Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~10~~	~~Primary Care~~	~~$~~	~~$~~	~~$~~	~~$~~
~~11~~	~~Physician Specialty Services~~	~~$~~	~~$~~	~~$~~	~~$~~
~~12~~	~~Outpatient Hospital (excludes ER)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~13~~	~~Other Professional Services~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~14~~	~~Emergency Room~~	~~$~~	~~$~~	~~$~~	~~$~~
~~15~~	~~DME/Medical Supplies~~	~~$~~	~~$~~	~~$~~	~~$~~
~~16~~	~~Prosthetics & Orthotics~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~17~~	~~Covered Dental~~	~~$~~	~~$~~	~~$~~	~~$~~
~~18~~	~~Pharmacy~~
~~19~~	~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~20~~	~~Home Health, Hospice and PDN~~	~~$~~	~~$~~	~~$~~	~~$~~
~~21~~	~~Transportation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~22~~	~~Lab & X-ray~~	~~$~~	~~$~~	~~$~~	~~$~~
~~23~~	~~Vision Care, including eyeglasses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~24~~	~~Mental Health/Substance Abuse~~	~~$~~	~~$~~	~~$~~	~~$~~
~~25~~	~~Reinsurance Expenses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~26~~	~~Incentive Pool Adjustment~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~27~~	~~Family Planning~~	~~$~~	~~$~~	~~$~~	~~$~~
~~28~~	~~Other Medical~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~29~~	~~TOTAL MEDICAL & HOSPITAL (9 THRU 28)~~
~~ADMINISTRATION:~~
~~30~~	~~Compensation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~31~~	~~Occupancy/Depreciation/Amortization~~	~~$~~	~~$~~	~~$~~	~~$~~
~~32~~	~~Interest Expense~~	~~$~~	~~$~~	~~$~~	~~$~~
~~33~~	~~Education/Outreach~~	~~$~~	~~$~~	~~$~~	~~$~~
~~34~~	~~Sanctions~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~TOTAL ADMINISTRATION~~	~~$~~	~~$~~	~~$~~	~~$~~
~~39~~	~~TOTAL EXPENSES~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~OPERATION INCOME (LOSS) (8-39)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~Extraordinary Item~~
~~39~~	~~Provision for State, Federal and Other Governmental Taxes~~
~~40~~	~~Adjustment for prior period IBNR Estimates~~
~~41~~	~~NET INCOME (LOSS) (37-38-39-40)~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

 ~~Table #19 – Part S Income Statement by Rate Cell Grouping~~
~~ALL Rate cell groupings STATEWIDE~~
~~FOR THE THREE MONTHS ENDING ________ FOR _____________~~

~~(HMO NAME)~~
~~Revenues/Expenses/Administration~~		~~Three-month~~	~~Three month~~	~~YTD $~~	~~YTD PMPM~~
		 ~~$~~	~~PMPM~~
~~Member Months~~
~~REVENUES:~~
~~1~~	~~Capitated Premiums~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2~~	~~Supplemental Premiums~~
~~2a~~	 ~~Maternity~~
~~2b~~	 ~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2c~~	 ~~EPSDT Incentive Payment~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2d~~	 ~~Reimbursable Medical and Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~2e~~	 ~~Managed Care Service Administrator Premium~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2f~~	 ~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~3~~	~~Total Premiums (Lines 1+2a+2b+2c+2d+2e+2f)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~4~~	~~Interest~~	~~$~~	~~$~~	~~$~~	~~$~~
~~5~~	~~COB~~	~~$~~	~~$~~	~~$~~	~~$~~
~~6~~	~~Reinsurance Recoveries~~	~~$~~	~~$~~	~~$~~	~~$~~
~~7~~	~~Other Revenue~~	~~$~~	~~$~~	~~$~~	~~$~~
~~8~~	~~TOTAL REVENUE (3+4+5+6+7)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~EXPENSES:~~
~~MEDICAL AND HOSPITAL~~
~~9~~	~~Inpatient Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~10~~	~~Primary Care~~	~~$~~	~~$~~	~~$~~	~~$~~
~~11~~	~~Physician Specialty Services~~	~~$~~	~~$~~	~~$~~	~~$~~
~~12~~	~~Outpatient Hospital (excludes ER)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~13~~	~~Other Professional Services~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~14~~	~~Emergency Room~~	~~$~~	~~$~~	~~$~~	~~$~~
~~15~~	~~DME/Medical Supplies~~	~~$~~	~~$~~	~~$~~	~~$~~
~~16~~	~~Prosthetics & Orthotics~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~17~~	~~Covered Dental~~	~~$~~	~~$~~	~~$~~	~~$~~
~~18~~	~~Pharmacy~~
~~19~~	~~Reimbursable HIV/AIDS Drugs and Blood Product~~	~~$~~	~~$~~	~~$~~	~~$~~
~~20~~	~~Home Health, Hospice and PDN~~	~~$~~	~~$~~	~~$~~	~~$~~
~~21~~	~~Transportation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~22~~	~~Lab & X-ray~~	~~$~~	~~$~~	~~$~~	~~$~~
~~23~~	~~Vision Care, including eyeglasses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~24~~	~~Mental Health/Substance Abuse~~	~~$~~	~~$~~	~~$~~	~~$~~
~~25~~	~~Reinsurance Expenses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~26~~	~~Incentive Pool Adjustment~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~27~~	~~Family Planning~~	~~$~~	~~$~~	~~$~~	~~$~~
~~28~~	~~Other Medical~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~29~~	~~TOTAL MEDICAL & HOSPITAL (9 THRU 28)~~
~~ADMINISTRATION:~~
~~30~~	~~Compensation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~31~~	~~Occupancy/Depreciation/Amortization~~	~~$~~	~~$~~	~~$~~	~~$~~
~~32~~	~~Interest Expense~~	~~$~~	~~$~~	~~$~~	~~$~~
~~33~~	~~Education/Outreach~~	~~$~~	~~$~~	~~$~~	~~$~~
~~34~~	~~Sanctions~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~TOTAL ADMINISTRATION~~	~~$~~	~~$~~	~~$~~	~~$~~
~~39~~	~~TOTAL EXPENSES~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~OPERATION INCOME (LOSS) (8-39)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~Extraordinary Item~~
~~39~~	~~Provision for State, Federal and Other Governmental Taxes~~
~~40~~	~~Adjustment for prior period IBNR Estimates~~
~~41~~	~~NET INCOME (LOSS) (37-38-39-40)~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #19 – Part T – Non-state Plan Service Expenses by Rate Cell Grouping~~
~~Non-State Plan Services~~

~~FOR THE THREE MONTHS ENDING~~ 	~~FOR~~

~~(HMO Name)~~

	~~AFDC/NJCPW/NJ KidCare A – North~~				~~AFDC/NJCPW/NJ KidCare A – Central~~
~~Expenses~~	~~Three-month $~~	~~Three-month units~~	~~YTD $~~	~~YTD Units~~	~~Three-month $~~	~~Three-month units~~	~~YTD $~~	~~YTD Units~~
~~EXPENSES:~~
~~MEDICAL AND HOSPITAL NON-STATE SERVICES~~
~~1~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~3~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~4~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~5~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~6~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~7~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~8~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~9~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~10~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~11 Total MEDICAL AND HOSPITAL NON-STATE SERVICES (1 through 10)~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~ADMINISTRATION FOR NON-STATE PLAN SERVICES~~
~~12 TOTAL ADMINISTRATION~~ 	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~TOTAL EXPENSE FOR NON-STATE PLAN SERVICES~~
~~13 TOTAL EXPENSES (11+12)~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~

~~[1]   Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Service Administrator program.~~

~~[1] All medical and administrative expenses must be reported using actual incurred and paid data for the current period of the calendar year (no reserves non-State Plan Services Description)~~
 ~~1~~
~~2~~
~~3~~
~~4~~
~~5~~
~~6~~
~~7~~
~~8~~
~~9~~
~~10~~
~~* If medial and hospital claims exist for non-state plan services, then must have some amount of administration for non-State Plan services.~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #19 – Part T – Non-state Plan Service Expenses by Rate Cell Grouping~~
~~Non-State Plan Services~~

~~FOR THE THREE MONTHS ENDING~~ 	~~FOR~~

~~(HMO Name)~~

	~~AFDC/NJCPW/NJ KidCare A – South~~				~~DYFS~~
~~Expenses~~	~~Three-month $~~	~~Three-month units~~	~~YTD $~~	~~YTD Units~~	~~Three-month $~~	~~Three-month units~~	~~YTD $~~	~~YTD Units~~
~~EXPENSES:~~
~~MEDICAL AND HOSPITAL NON-STATE SERVICES~~
~~1~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~3~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~4~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~5~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~6~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~7~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~8~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~9~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~10~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~11 Total MEDICAL AND HOSPITAL NON-STATE SERVICES (1 through 10)~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~ADMINISTRATION FOR NON-STATE PLAN SERVICES~~
~~12 TOTAL ADMINISTRATION~~ 	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~TOTAL EXPENSE FOR NON-STATE PLAN SERVICES~~
~~13 TOTAL EXPENSES (11+12)~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~

~~[1]   Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Service Administrator program.~~

~~[1] All medical and administrative expenses must be reported using actual incurred and paid data for the current period of the calendar year (no reserves) non-State Plan Services DescriptioN~~
 ~~1~~
~~2~~
~~3~~
~~4~~
~~5~~
~~6~~
~~7~~
~~8~~
~~9~~
~~10~~
~~* If medial and hospital claims exist for non-state plan services, then must have some amount of administration for non-State Plan services.~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #19 – Part T – Non-state Plan Service Expenses by Rate Cell Grouping~~
~~Non-State Plan Services~~

~~FOR THE THREE MONTHS ENDING~~ 	~~FOR~~

~~(HMO Name)~~

	~~ABD with Medicare – DDD~~				~~ABD With Medicare – Non - DDD~~
~~Expenses~~	~~Three-month $~~	~~Three-month units~~	~~YTD $~~	~~YTD Units~~	~~Three-month $~~	~~Three-month units~~	~~YTD $~~	~~YTD Units~~
~~EXPENSES:~~
~~MEDICAL AND HOSPITAL NON-STATE SERVICES~~
~~1~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~3~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~4~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~5~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~6~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~7~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~8~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~9~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~10~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~11 Total MEDICAL AND HOSPITAL NON-STATE SERVICES (1 through 10)~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~ADMINISTRATION FOR NON-STATE PLAN SERVICES~~
~~12 TOTAL ADMINISTRATION~~ 	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~TOTAL EXPENSE FOR NON-STATE PLAN SERVICES~~
~~13 TOTAL EXPENSES (11+12)~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~

~~[1]   Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Service Administrator program.~~

~~[1] All medical and administrative expenses must be reported using actual incurred and paid data for the current period of the calendar year (no reserves) non-State Plan Services Description~~
 ~~1~~
~~2~~
~~3~~
~~4~~
~~5~~
~~6~~
~~7~~
~~8~~
~~9~~
~~10~~
~~* If medial and hospital claims exist for non-state plan services, then must have some amount of administration for non-State Plan services.~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #19 – Part T – Non-state Plan Service Expenses by Rate Cell Grouping~~
~~Non-State Plan Services~~

~~FOR THE THREE MONTHS ENDING~~ 	~~FOR~~

~~(HMO Name)~~

	~~Non-ABD – DDD~~				~~AVD Without Medicare - DDD~~
~~Expenses~~	~~Three-month $~~	~~Three-month units~~	~~YTD $~~	~~YTD Units~~	~~Three-month $~~	~~Three-month units~~	~~YTD $~~	~~YTD Units~~
~~EXPENSES:~~
~~MEDICAL AND HOSPITAL NON-STATE SERVICES~~
~~1~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~3~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~4~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~5~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~6~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~7~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~8~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~9~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~10~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~11 Total MEDICAL AND HOSPITAL NON-STATE SERVICES (1 through 10)~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~ADMINISTRATION FOR NON-STATE PLAN SERVICES~~
~~12 TOTAL ADMINISTRATION~~ 	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~TOTAL EXPENSE FOR NON-STATE PLAN SERVICES~~
~~13 TOTAL EXPENSES (11+12)~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~

~~[1]   Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Service Administrator program.~~

~~[1] All medical and administrative expenses must be reported using actual incurred and paid data for the current period of the calendar year (no reserves) non-State Plan Services Description~~
 ~~1~~
~~2~~
~~3~~
~~4~~
~~5~~
~~6~~
~~7~~
~~8~~
~~9~~
~~10~~
~~* If medial and hospital claims exist for non-state plan services, then must have some amount of administration for non-State Plan services.~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #19 — Part T — Non-state Plan Service Expenses by Rate Cell Grouping~~
~~Non-State Plan Services~~
~~FOR THE THREE MONTHS ENDING                                          FOR~~
                                                                                                                                   ~~(HMO Name)~~

		~~ABD Without Medicare - Non DDD~~				 ~~NJ KidCare B&C~~
		~~Three-month~~	~~Three-month~~			 ~~Three-month~~ 	~~Three-month~~
~~Expenses~~		 ~~$~~	 ~~units~~	 ~~YTD $~~ 	~~YTD Units~~	 ~~$~~	~~units~~	~~YTD $~~	~~YTD Units~~
~~EXPENSES:~~
~~MEDICAL AND HOSPITAL NON-STATE SERVICES~~
~~1~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~3~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~4~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~5~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~6~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~7~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~8~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~9~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~10~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~11~~	~~Total MEDICAL AND HOSPITAL NON-STATE SERVICES (1 through 10)~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~ADMINISTRATION FOR NON-STATE PLAN SERVICES~~
~~12~~	~~TOTAL ADMINISTRATION~~ 	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~TOTAL EXPENSE FOR NON-STATE PLAN SERVICES~~
~~13~~	~~TOTAL EXPENSES (11+12)~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~

~~[1]~~	~~Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Service Administrator program.~~

~~[1]~~	~~All medical and administrative expenses must be reported using actual incurred and paid data for the current period of the calendar year (no reserves) non-State Plan Services Description~~
~~1~~
~~2~~
~~3~~
~~4~~
~~5~~
~~6~~
~~7~~
~~8~~
~~9~~
~~10~~
~~*If medial and hospital claims exist for non-state plan services, then must have some amount of administration for non-State Plan services.~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #19 — Part T — Non-state Plan Service Expenses by Rate Cell Grouping~~
~~Non-State Plan Services~~
~~FOR THE THREE MONTHS ENDING                                          FOR~~
                                                                                                                                   ~~(HMO Name)~~

		~~NJ KidCare D~~				 ~~NJ FamilyCare parents 0133% FPL~~
		~~Three-month~~	~~Three-month~~			 ~~Three-month~~ 	~~Three-month~~
~~Expenses~~		 ~~$~~	 ~~units~~ 	 ~~YTD $~~ 	~~YTD Units~~	 ~~$~~	~~units~~	~~YTD $~~	~~YTD Units~~
~~EXPENSES:~~
~~MEDICAL AND HOSPITAL NON-STATE SERVICES~~
~~1~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~3~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~4~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~5~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~6~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~7~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~8~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~9~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~10~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~11~~	~~Total MEDICAL AND HOSPITAL NON-STATE SERVICES (1 through 10)~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~ADMINISTRATION FOR NON-STATE PLAN SERVICES~~
~~12~~	~~TOTAL ADMINISTRATION~~ 	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~TOTAL EXPENSE FOR NON-STATE PLAN SERVICES~~
~~13~~	~~TOTAL EXPENSES (11+12)~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~

~~[1]~~	~~Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Service Administrator program.~~

~~[1]~~	~~All medical and administrative expenses must be reported using actual incurred and paid data for the current period of the calendar year (no reserves) non-State Plan Services Description~~
~~1~~
~~2~~
~~3~~
~~4~~
~~5~~
~~6~~
~~7~~
~~8~~
~~9~~
~~10~~
~~*If medial and hospital claims exist for non-state plan services, then must have some amount of administration for non-State Plan services.~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #19 — Part T — Non-state Plan Service Expenses by Rate Cell Grouping~~
~~Non-State Plan Services~~
~~FOR THE THREE MONTHS ENDING                                          FOR~~
                                                                                                                                   ~~(HMO Name)~~

		~~NJ KidCare D~~				 ~~NJ FamilyCare parents 0133% FPL~~
		~~Three-month~~	~~Three-month~~			 ~~Three-month~~ 	~~Three-month~~
~~Expenses~~		 ~~$~~	 ~~units~~ 	 ~~YTD $~~ 	~~YTD Units~~	 ~~$~~	~~units~~	~~YTD $~~	~~YTD Units~~
~~EXPENSES:~~
~~MEDICAL AND HOSPITAL NON-STATE SERVICES~~
~~1~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~3~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~4~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~5~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~6~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~7~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~8~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~9~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~10~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~11~~	~~Total MEDICAL AND HOSPITAL NON-STATE SERVICES (1 through 10)~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~ADMINISTRATION FOR NON-STATE PLAN SERVICES~~
~~12~~	~~TOTAL ADMINISTRATION~~ 	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~TOTAL EXPENSE FOR NON-STATE PLAN SERVICES~~
~~13~~	~~TOTAL EXPENSES (11+12)~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~

~~[1]~~	~~Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Service Administrator program.~~

~~[1]~~	~~All medical and administrative expenses must be reported using actual incurred and paid data for the current period of the calendar year (no reserves) non-State Plan Services Description~~
~~1~~
~~2~~
~~3~~
~~4~~
~~5~~
~~6~~
~~7~~
~~8~~
~~9~~
~~10~~
~~*If medial and hospital claims exist for non-state plan services, then must have some amount of administration for non-State Plan services.~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #19 — Part T — Non-state Plan Service Expenses by Rate Cell Grouping~~
~~Non-State Plan Services~~
~~FOR THE THREE MONTHS ENDING                                          FOR~~
                                                                                                                                   ~~(HMO Name)~~

		~~ABD With Medicare AIDS~~ 				 ~~NON ABD AIDS~~
		~~Three-month~~	~~Three-month~~			 ~~Three-month~~ 	~~Three-month~~
~~Expenses~~		 ~~$~~	 ~~units~~ 	 ~~YTD $~~ 	~~YTD Units~~	 ~~$~~	~~units~~	~~YTD $~~	~~YTD Units~~
~~EXPENSES:~~
~~MEDICAL AND HOSPITAL NON-STATE SERVICES~~
~~1~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~2~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~3~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~4~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~5~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~6~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~7~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~8~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~9~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~10~~		~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~11~~	~~Total MEDICAL AND HOSPITAL NON-STATE SERVICES (1 through 10)~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~ADMINISTRATION FOR NON-STATE PLAN SERVICES~~
~~12~~	~~TOTAL ADMINISTRATION~~ 	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~
~~TOTAL EXPENSE FOR NON-STATE PLAN SERVICES~~
~~13~~	~~TOTAL EXPENSES (11+12)~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~	~~$~~

~~[1]~~	~~Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Service Administrator program.~~

~~[1]~~	~~All medical and administrative expenses must be reported using actual incurred and paid data for the current period of the calendar year (no reserves) non-State Plan Services Description~~
~~1~~
~~2~~
~~3~~
~~4~~
~~5~~
~~6~~
~~7~~
~~8~~
~~9~~
~~10~~
~~*If medial and hospital claims exist for non-state plan services, then must have some amount of administration for non-State Plan services.~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #19 – Part T – Non-state Plan Service Expenses by Rate Cell Grouping~~
 ~~Non-State Plan Services~~

~~FOR THE THREE MONTHS ENDING~~ 	~~FOR~~
~~(HMO Name)~~

~~Maternity~~
~~Expenses~~		~~Three-month~~	~~Three-month~~	~~YTD~~	~~YTD Units~~
		~~$~~	~~units~~	~~$~~
~~EXPENSES:~~
~~MEDICAL AND HOSPITAL NON-STATE SERVICES~~
~~1~~		~~$~~	~~$~~	~~$~~	~~$~~
~~2~~		~~$~~	~~$~~	~~$~~	~~$~~
~~3~~		~~$~~	~~$~~	~~$~~	~~$~~
~~4~~		~~$~~	~~$~~	~~$~~	~~$~~
~~5~~		~~$~~	~~$~~	~~$~~	~~$~~
~~6~~		~~$~~	~~$~~	~~$~~	~~$~~
~~7~~		~~$~~	~~$~~	~~$~~	~~$~~
~~8~~		~~$~~	~~$~~	~~$~~	~~$~~
~~9~~		~~$~~	~~$~~	~~$~~	~~$~~
~~10~~		~~$~~	~~$~~	~~$~~	~~$~~
~~11~~	~~Total MEDICAL AND HOSPITAL NON-STATE SERVICES (1 through 10)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~ADMINISTRATION FOR NON-STATE PLAN SERVICES~~
~~12~~	~~TOTAL ADMINISTRATION~~	~~$~~	~~$~~	~~$~~	~~$~~
~~TOTAL EXPENSE FOR NON-STATE PLAN SERVICES~~
~~13~~	~~TOTAL EXPENSES (11+12)~~	~~$~~	~~$~~	~~$~~	~~$~~

~~[1]~~	~~Notes: Effective November 1, 2003, the FamilyCare Adults 0-100% FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations were transferred into two groups under a managed care Service Administrator program.~~

~~[1]~~	~~All medical and administrative expenses must be reported using actual incurred and paid data for the current period of the calendar year (no reserves) non-State Plan Services Description~~

~~1~~

~~2~~

~~3~~

~~4~~

~~5~~

~~6~~

~~7~~

~~8~~

~~9~~

~~10~~

~~*~~	~~If medial and hospital claims exist for non-state plan services, then must have some amount of administration for non-State Plan services.~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #19 – Part U Income Statement by Rate Cell Grouping~~
~~NJ FamilyCare Adults 0-100% FPL (Excluding AIDS) STATEWIDE~~74

~~FOR THE THREE MONTHS ENDING~~ 	~~FOR~~
~~(HMO NAME)~~

~~Revenues/Expenses~~		~~Three-month $~~	~~Three month~~	~~YTD~~	~~YTD PMPM~~
~~PMPM~~
~~Member Months~~
~~REVENUES:~~
~~1~~	~~Capitated Premiums~~
~~2~~	~~Supplemental Premiums~~
~~2a~~	~~Maternity~~
~~2b~~	~~Reimbursable HIV/AIDS Drugs and Blood Product~~
~~2c~~	~~EPSDT Incentive Payment~~
~~2d~~	~~Other~~
~~3~~	~~Total Premiums (Lines 1+2a+2b+2c+2d)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~4~~	~~Interest~~	~~$~~	~~$~~	~~$~~	~~$~~
~~5~~	~~COB~~	~~$~~	~~$~~	~~$~~	~~$~~
~~6~~	~~Reinsurance Recoveries~~	~~$~~	~~$~~	~~$~~	~~$~~
~~7~~	~~Other Revenue~~	~~$~~	~~$~~	~~$~~	~~$~~
~~8~~	~~TOTAL REVENUE (3+4+5+6+7)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~EXPENSES:~~			~~$~~	~~$~~	~~$~~
~~MEDICAL AND HOSPITAL~~ 			~~$~~	~~$~~	~~$~~
~~9~~	~~Inpatient Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~10~~	~~Primary Care~~	~~$~~	~~$~~	~~$~~	~~$~~
~~11~~	~~Physician Specialty Services~~	~~$~~	~~$~~	~~$~~	~~$~~
~~12~~	~~Outpatient Hospital~~	~~$~~	~~$~~	~~$~~	~~$~~
~~13~~	~~Other Professional Services~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~14~~	~~Emergency Room~~	~~$~~	~~$~~	~~$~~	~~$~~
~~15~~	~~DME/Medical Supplies~~	~~$~~	~~$~~	~~$~~	~~$~~
~~16~~	~~Prosthetics & Orthotics~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~17~~	~~Covered Dental~~	~~$~~	~~$~~	~~$~~	~~$~~
~~18~~	~~Pharmacy~~	~~$~~	~~$~~	~~$~~	~~$~~
~~19~~	~~Reimbursable HIV/AIDS Drugs~~
~~20~~	~~Home Health Care~~	~~$~~	~~$~~	~~$~~	~~$~~
~~21~~	~~Transportation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~22~~	~~Lab & X-ray~~	~~$~~	~~$~~	~~$~~	~~$~~
~~23~~	~~Vision Care, including eyeglasses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~24~~	~~Mental Health/Substance Abuse~~	~~$~~	~~$~~	~~$~~	~~$~~
~~25~~	~~Reinsurance Expenses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~26~~	~~Incentive Pool Adjustment~~	~~$~~	~~$~~	~~$~~	~~$~~
~~27~~	~~Other Medical~~	~~$~~	~~$~~	~~$~~	~~$~~
~~28~~	~~TOTAL MEDICAL & HOSPITAL (9 THRU 28)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~ADMINISTRATION:~~			~~$~~	~~$~~	~~$~~
~~29~~	~~Compensation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~30~~	~~Occupancy/Depreciation/Amortization~~	~~$~~	~~$~~	~~$~~	~~$~~
~~31~~	~~Interest Expense~~	~~$~~	~~$~~	~~$~~	~~$~~
~~32~~	~~Education/Outreach~~	~~$~~	~~$~~	~~$~~	~~$~~
~~33~~	~~Marketing~~	~~$~~	~~$~~	~~$~~	~~$~~
~~34~~	~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~35~~	~~TOTAL ADMINISTRATION~~	~~$~~	~~$~~	~~$~~	~~$~~
~~36~~	~~TOTAL EXPENSES~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~OPERATION INCOME (LOSS)(8-39)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~Extraordinary Item~~	~~$~~	~~$~~	~~$~~	~~$~~
~~39~~	~~Provision for State, Federal and Other Governmental Taxes~~	~~$~~	~~$~~	~~$~~	~~$~~
~~40~~	~~Adjustment for prior period IBNR Estimates~~	~~$~~	~~$~~	~~$~~	~~$~~
~~41~~	~~NET INCOME (LOSS) (37-38-39-40)~~	~~$~~	~~$~~	~~$~~	~~$~~

~~74~~	~~Notes: Administrative expenses are to be allocated to the NJ FamilyCare 0-100% FPL, rate cell groupings~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #19 – Part v Income Statement by Rate Cell Grouping~~
~~Adult Restricted Aliens STATEWIDE~~

~~FOR THE THREE MONTHS ENDING~~ 	~~FOR~~
~~(HMO NAME)~~

~~Revenues/Expenses~~		~~Three-month $~~	~~Three month~~	~~YTD $~~	~~YTD PMPM~~
~~PMPM~~
~~Member Months~~
~~REVENUES:~~
~~1~~	~~Capitated Premiums~~
~~2~~	~~Supplemental Premiums~~
~~2a~~	~~Maternity~~
~~2b~~	~~Reimbursable HIV/AIDS Drugs and Blood Product~~
~~2c~~	~~EPSDT Incentive Payment~~
~~2d~~	 ~~Other~~
~~3~~	~~Total Premiums (Lines 1+2a+2b+2c+2d)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~4~~	~~Interest~~	~~$~~	~~$~~	~~$~~	~~$~~
~~5~~	~~COB~~	~~$~~	~~$~~	~~$~~	~~$~~
~~6~~	~~Reinsurance Recoveries~~	~~$~~	~~$~~	~~$~~	~~$~~
~~7~~	~~Other Revenue~~	~~$~~	~~$~~	~~$~~	~~$~~
~~8~~	~~TOTAL REVENUE (3+4+5+6+7)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~EXPENSES:~~			~~$~~	~~$~~	~~$~~
~~MEDICAL AND HOSPITAL~~ 			~~$~~	~~$~~	~~$~~
~~9~~	~~Inpatient Hospital~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~10~~	~~Primary Care~~	~~$~~	~~$~~	~~$~~	~~$~~
~~11~~	~~Physician Specialty Services~~	~~$~~	~~$~~	~~$~~	~~$~~
~~12~~	~~Outpatient Hospital~~	~~$~~	~~$~~	~~$~~	~~$~~
~~13~~	~~Other Professional Services~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~14~~	~~Emergency Room~~	~~$~~	~~$~~	~~$~~	~~$~~
~~15~~	~~DME/Medical Supplies~~	~~$~~	~~$~~	~~$~~	~~$~~
~~16~~	~~Prosthetics & Orthotics~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~17~~	~~Covered Dental~~	~~$~~	~~$~~	~~$~~	~~$~~
~~18~~	~~Pharmacy~~	~~$~~	~~$~~	~~$~~	~~$~~
~~19~~	~~Reimbursable HIV/AIDS Drugs~~
~~20~~	~~Home Health Care~~	~~$~~	~~$~~	~~$~~	~~$~~
~~21~~	~~Transportation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~22~~	~~Lab & X-ray~~	~~$~~	~~$~~	~~$~~	~~$~~
~~23~~	~~Vision Care, including eyeglasses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~24~~	~~Mental Health/Substance Abuse~~	~~$~~	~~$~~	~~$~~	~~$~~
~~25~~	~~Reinsurance Expenses~~	~~$~~	~~$~~	~~$~~	~~$~~
~~26~~	~~Incentive Pool Adjustment~~	~~$~~	~~$~~	~~$~~	~~$~~
~~27~~	~~Other Medical~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~28~~	~~TOTAL MEDICAL & HOSPITAL (9 THRU 28)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~ADMINISTRATION:~~			~~$~~	~~$~~	~~$~~
~~29~~	~~Compensation~~	~~$~~	~~$~~	~~$~~	~~$~~
~~30~~	~~Occupancy/Depreciation/Amortization~~	~~$~~	~~$~~	~~$~~	~~$~~
~~31~~	~~Interest Expense~~	~~$~~	~~$~~	~~$~~	~~$~~
~~32~~	~~Education/Outreach~~	~~$~~	~~$~~	~~$~~	~~$~~
~~33~~	~~Marketing~~	~~$~~	~~$~~	~~$~~	~~$~~
~~34~~	~~Other~~	~~$~~	~~$~~	~~$~~	~~$~~
~~35~~	~~TOTAL ADMINISTRATION~~	~~$~~	~~$~~	~~$~~	~~$~~
~~36~~	~~TOTAL EXPENSES~~	~~$~~	~~$~~	~~$~~	~~$~~
~~37~~	~~OPERATION INCOME (LOSS) (8-39)~~	~~$~~	~~$~~	~~$~~	~~$~~
~~38~~	~~Extraordinary Item~~	~~$~~	~~$~~	~~$~~	~~$~~
~~39~~	~~Provision for State, Federal and Other Governmental Taxes~~	~~$~~	~~$~~	~~$~~	~~$~~
~~40~~	~~Adjustment for prior period IBNR Estimates~~ 	~~$~~	~~$~~	~~$~~	~~$~~
~~41~~	~~NET INCOME (LOSS) (37-38-39-40)~~	~~$~~	~~$~~	~~$~~	~~$~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

A.7.22 ~~Table 20, Parts A through E~~ Reserved

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Page 1 of 2

Report #1 - Part A - Lag Report for Inpatient Hospital Payments

FOR THE QUARTER ENDING ____________ FOR ____________________
(HMO Name)

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)	(21)
		. . . Month in Which Service Provided . . .																		
Line	Month of Payment	Current Month	1st Prior Month	2nd Prior Month	3rd Prior Month	4th Prior Month	5th Prior Month	6th Prior Month	7th Prior Month	8th Prior Month	9th Prior Month	10th Prior Month	11th Prior Month	12th Prior Month	13th Prior Month	14th Prior Month	15th Prior Month	16th Prior Month	17th Prior Month	18th Prior Month
1	Current Month	$ 1	$ 1,087,808																	
2	1st Prior Month																			
3	2nd Prior Month																			
4	3rd Prior Month																			
5	4th Prior Month																			
6	5th Prior Month																			
7	6th Prior Month																			
8	7th Prior Month																			
9	8th Prior Month																			
10	9th Prior Month																			
11	10th Prior Month																			
12	11th Prior Month																			
13	12th Prior Month																			
14	13th Prior Month																			
15	14th Prior Month																			
16	15th Prior Month																			
17	16th Prior Month																			
18	17th Prior Month																			
19	18th Prior Month																			
20	19th Prior Month																			
21	20th Prior Month																			
22	21st Prior Month																			
23	22nd Prior Month																			
24	23rd Prior Month																			
25	24th Prior Month																			
26	25th Prior Month																			
27	26th Prior Month																			
28	27th Prior Month																			
29	28th Prior Month																			
30	29th Prior Month																			
31	30th Prior Month																			
32	31st Prior Month																			
33	32nd Prior Month																			
34	33rd Prior Month																			
35	34th Prior Month																			
36	35th Prior Month																			
37	Months Before 35th Prior Month																			
38	Total Claim Payments (Total lines 1 through 37)																			
39	Subcapitation Payments																			
40	Pharmacy Rebates																			
41	Settlements*																			
42	Sum of Claims, Subcapitation Payments and Settlements (38+39+41)																			
43	Current Estimate of Remaining Liability (Incurred but not Received Claims)																			
44	Total Incurred Claims (42+43)																			

* Settlements that could not be reflected in the paid claims above

Cells with this lighter shading are amounts first reported this six-month period, amounts restated this six-month period, or totals which depend (in whole or in part) on such amounts.

Cells with this darker shading are amounts initially reported in a prior six-month period that appear again, but in a different location on the spreadsheet.

This information is deemed confidential and/or proprietary.

Table [illegible] – Part A – Lag Report for Inpatient Hospital Payments

Page 2 of 2

(1)	(2)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)	(32)	(33)	(34)	(35)	(36)	(37)	(38)	(39)	(40)
Line	Month of Payment	19th Prior Month	20th Prior Month	21st Prior Month	22nd Prior Month	23rd Prior Month	24th Prior Month	25th Prior Month	26th Prior Month	27th Prior Month	28th Prior Month	29th Prior Month	30th Prior Month	31st Prior Month	32nd Prior Month	33rd Prior Month	34th Prior Month	35th Prior Month	Months Before 35th Prior Month	Total Paid by Month
1	Current Month																			
2	1st Prior Month																			
3	2nd Prior Month																			
4	3rd Prior Month																			
5	4th Prior Month																			
6	5th Prior Month																			
7	6th Prior Month																			
8	7th Prior Month																			
9	8th Prior Month																			
10	9th Prior Month																			
11	10th Prior Month																			
12	11th Prior Month																			
13	12th Prior Month																			
14	13th Prior Month																			
15	14th Prior Month																			
16	15th Prior Month																			
17	16th Prior Month																			
18	17th Prior Month																			
19	18th Prior Month																			
20	19th Prior Month																			
21	20th Prior Month																			
22	21st Prior Month																			
23	22nd Prior Month																			
24	23rd Prior Month																			
25	24th Prior Month																			
26	25th Prior Month																			
27	26th Prior Month																			
28	27th Prior Month																			
29	28th Prior Month																			
30	29th Prior Month																			
31	30th Prior Month																			
32	31st Prior Month																			
33	32nd Prior Month																			
34	33rd Prior Month																			
35	34th Prior Month																			
36	35th Prior Month																			
37	Months Before 35th Prior Month																			
38	Total Claim Payments (Total lines 1 through 37)																			
39	Subcapitation Payments																			
40	Pharmacy Rebates																			
41	Settlements*																			
42	Sum of Claims, Subcapitation Payments and Settlements (38+39+41)																			
43	Current Estimate of Remaining Liability (Incurred but not Received Claims)																			
44	Total Incurred Claims (42+43)																			

* Settlements that could not be reflected in the paid claims above.

This information is deemed confidential and/or proprietary.

[illegible]

Page 1 of 2

Report #1 - Part B - Lag Report for Physician Payments

FOR THE QUARTER ENDING ____________ FOR ____________________
(HMO Name)

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
		. . . Month in Which Service Provided . . .						
Line	Month of Payment	Current Month	1st Prior Month	2nd Prior Month	3rd Prior Month	4th Prior Month	5th Prior Month	6th Prior Month
1	Current Month							
2	1st Prior Month							
3	2nd Prior Month							
4	3rd Prior Month							
5	4th Prior Month							
6	5th Prior Month							
7	6th Prior Month							
8	7th Prior Month							
9	8th Prior Month							
10	9th Prior Month							
11	10th Prior Month							
12	11th Prior Month							
13	12th Prior Month							
14	13th Prior Month							
15	14th Prior Month							
16	15th Prior Month							
17	16th Prior Month							
18	17th Prior Month							
19	18th Prior Month							
20	19th Prior Month							
21	20th Prior Month							
22	21st Prior Month							
23	22nd Prior Month							
24	23rd Prior Month							
25	24th Prior Month							
26	25th Prior Month							
27	26th Prior Month							
28	27th Prior Month							
29	28th Prior Month							
30	29th Prior Month							
31	30th Prior Month							
32	31st Prior Month							
33	32nd Prior Month							
34	33rd Prior Month							
35	34th Prior Month							
36	35th Prior Month							
37	Months Before 35th Prior Month							
38	Total Claim Payments (Total lines 1 through 37)							
39	Subcapitation Payments							
40	Pharmacy Rebates							
41	Settlements*							
42	Sum of Claims, Subcapitation Payments and Settlements (38+39+41)							
43	Current Estimate of Remaining Liability (Incurred but not Received Claims)							
44	Total Incurred Claims (42+43)							

(1)	(2)	(10)	(11)	(12)	(13)	(14)	(15)
Line	Month of Payment	7th Prior Month	8th Prior Month	9th Prior Month	10th Prior Month	11th Prior Month	12th Prior Month
1	Current Month						
2	1st Prior Month						
3	2nd Prior Month						
4	3rd Prior Month						
5	4th Prior Month						
6	5th Prior Month						
7	6th Prior Month						
8	7th Prior Month						
9	8th Prior Month						
10	9th Prior Month						
11	10th Prior Month						
12	11th Prior Month						
13	12th Prior Month						
14	13th Prior Month						
15	14th Prior Month						
16	15th Prior Month						
17	16th Prior Month						
18	17th Prior Month						
19	18th Prior Month						
20	19th Prior Month						
21	20th Prior Month						
22	21st Prior Month						
23	22nd Prior Month						
24	23rd Prior Month						
25	24th Prior Month						
26	25th Prior Month						
27	26th Prior Month						
28	27th Prior Month						
29	28th Prior Month						
30	29th Prior Month						
31	30th Prior Month						
32	31st Prior Month						
33	32nd Prior Month						
34	33rd Prior Month						
35	34th Prior Month						
36	35th Prior Month						
37	Months Before 35th Prior Month						
38	Total Claim Payments (Total lines 1 through 37)						
39	Subcapitation Payments						
40	Pharmacy Rebates						
41	Settlements*						
42	Sum of Claims, Subcapitation Payments and Settlements (38+39+41)						
43	Current Estimate of Remaining Liability (Incurred but not Received Claims)						
44	Total Incurred Claims (42+43)						

(1)	(2)	(16)	(17)	(18)	(19)	(20)	(21)
Line	Month of Payment	13th Prior Month	14th Prior Month	15th Prior Month	16th Prior Month	17th Prior Month	18th Prior Month
1	Current Month						
2	1st Prior Month						
3	2nd Prior Month						
4	3rd Prior Month						
5	4th Prior Month						
6	5th Prior Month						
7	6th Prior Month						
8	7th Prior Month						
9	8th Prior Month						
10	9th Prior Month						
11	10th Prior Month						
12	11th Prior Month						
13	12th Prior Month						
14	13th Prior Month						
15	14th Prior Month						
16	15th Prior Month						
17	16th Prior Month						
18	17th Prior Month						
19	18th Prior Month						
20	19th Prior Month						
21	20th Prior Month						
22	21st Prior Month						
23	22nd Prior Month						
24	23rd Prior Month						
25	24th Prior Month						
26	25th Prior Month						
27	26th Prior Month						
28	27th Prior Month						
29	28th Prior Month						
30	29th Prior Month						
31	30th Prior Month						
32	31st Prior Month						
33	32nd Prior Month						
34	33rd Prior Month						
35	34th Prior Month						
36	35th Prior Month						
37	Months Before 35th Prior Month						
38	Total Claim Payments (Total lines 1 through 37)						
39	Subcapitation Payments						
40	Pharmacy Rebates						
41	Settlements*						
42	Sum of Claims, Subcapitation Payments and Settlements (38+39+41)						
43	Current Estimate of Remaining Liability (Incurred but not Received Claims)						
44	Total Incurred Claims (42+43)						

This information is deemed confidential and/or proprietary.

Page 2 of 2

[illegible]

(1)	(2)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)	(32)	(33)	(34)	(35)	(36)	(37)	(38)	(39)	(40)
Line	Month of Payment	19th Prior Month	20th Prior Month	21st Prior Month	22nd Prior Month	23rd Prior Month	24th Prior Month	25th Prior Month	26th Prior Month	27th Prior Month	28th Prior Month	29th Prior Month	30th Prior Month	31st Prior Month	32nd Prior Month	33rd Prior Month	34th Prior Month	35th Prior Month	Months Before 35th Prior Month	Total Paid by Month
1	Current Month																			
2	1st Prior Month																			
3	2nd Prior Month																			
4	3rd Prior Month																			
5	4th Prior Month																			
6	5th Prior Month																			
7	6th Prior Month																			
8	7th Prior Month																			
9	8th Prior Month																			
10	9th Prior Month																			
11	10th Prior Month																			
12	11th Prior Month																			
13	12th Prior Month																			
14	13th Prior Month																			
15	14th Prior Month																			
16	15th Prior Month																			
17	16th Prior Month																			
18	17th Prior Month																			
19	18th Prior Month																			
20	19th Prior Month																			
21	20th Prior Month																			
22	21st Prior Month																			
23	22nd Prior Month																			
24	23rd Prior Month																			
25	24th Prior Month																			
26	25th Prior Month																			
27	26th Prior Month																			
28	27th Prior Month																			
29	28th Prior Month																			
30	29th Prior Month																			
31	30th Prior Month																			
32	31st Prior Month																			
33	32nd Prior Month																			
34	33rd Prior Month																			
35	34th Prior Month																			
36	35th Prior Month																			
37	Months Before 35th Prior Month																			
38	Total Claim Payments (Total lines 1 through 37)																			
39	Subcapitation Payments																			
40	Pharmacy Rebates																			
41	Settlements*																			
42	Sum of Claims, Subcapitation Payments and Settlements (38+39+41)																			
43	Current Estimate of Remaining Liability (Incurred but not Received Claims)																			
44	Total Incurred Claims (42+43)																			

This information is deemed confidential and/or proprietary.

Table 5D - Part C - Lag Report for Pharmacy Payment
Page 1 of 2

FOR THE QUARTER ENDING ____________ **FOR** ________________________
(HMO Name)

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)	(21)
		. . . Month in Which Service Provided . . .																		
Line	**Month of Payment**	Current Month	1st Prior Month	2nd Prior Month	3rd Prior Month	4th Prior Month	5th Prior Month	6th Prior Month	7th Prior Month	8th Prior Month	9th Prior Month	10th Prior Month	11th Prior Month	12th Prior Month	13th Prior Month	14th Prior Month	15th Prior Month	16th Prior Month	17th Prior Month	18th Prior Month
1	Current Month																			
2	1st Prior Month																			
3	2nd Prior Month																			
4	3rd Prior Month																			
5	4th Prior Month																			
6	5th Prior Month																			
7	6th Prior Month																			
8	7th Prior Month																			
9	8th Prior Month																			
10	9th Prior Month																			
11	10th Prior Month																			
12	11th Prior Month																			
13	12th Prior Month																			
14	13th Prior Month																			
15	14th Prior Month																			
16	15th Prior Month																			
17	16th Prior Month																			
18	17th Prior Month																			
19	18th Prior Month																			
20	19th Prior Month																			
21	20th Prior Month																			
22	21st Prior Month																			
23	22nd Prior Month																			
24	23rd Prior Month																			
25	24th Prior Month																			
26	25th Prior Month																			
27	26th Prior Month																			
28	27th Prior Month																			
29	28th Prior Month																			
30	29th Prior Month																			
31	30th Prior Month																			
32	31st Prior Month																			
33	32nd Prior Month																			
34	33rd Prior Month																			
35	34th Prior Month																			
36	35th Prior Month																			
37	Months Before 35th Prior Month																			
38	Total Claim Payments (Total lines 1 through 37)																			
39	Subcapitation Payments																			
40	Pharmacy Rebates																			
41	Settlements*																			
42	Payments, Rebates and Settlements (38+39+40+41)																			
43	Current Estimate of Remaining Liability (Incurred but not Received Claims)																			
44	Total Incurred Claims (42+43)																			

* Settlements that could not be reflected in the paid claims above.

Cells with this lighter shading are amounts first reported this six-month period, amounts restated this six-month period, or totals which depend (in whole or in part) on such amounts.

Cells with this darker shading are amounts initially reported in a prior six-month period that appear again, but in a different location on the spreadsheet.

This information is deemed confidential and/or proprietary.

Page 2 of 2

(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)	(32)	(33)	(34)	(35)	(36)	(37)	(38)	(39)	(40)
19th Prior Month	20th Prior Month	21st Prior Month	22nd Prior Month	23rd Prior Month	24th Prior Month	25th Prior Month	26th Prior Month	27th Prior Month	28th Prior Month	29th Prior Month	30th Prior Month	31st Prior Month	32nd Prior Month	33rd Prior Month	34th Prior Month	35th Prior Month	Months Before 35th Prior Month	Total Paid by Month

This information is deemed confidential and/or proprietary.

Table #D - Part D - Lag Report for Other Medical Payment

Page 1 of 2

Report #1 - Part D - Lag Report for Other Medical Payments

FOR THE QUARTER ENDING ____________ FOR ______________________
(HMO Name)

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)	(21)
		. . . Month in Which Service Provided . . .																		
Line	Month of Payment	Current Month	1st Prior Month	2nd Prior Month	3rd Prior Month	4th Prior Month	5th Prior Month	6th Prior Month	7th Prior Month	8th Prior Month	9th Prior Month	10th Prior Month	11th Prior Month	12th Prior Month	13th Prior Month	14th Prior Month	15th Prior Month	16th Prior Month	17th Prior Month	18th Prior Month
1	Current Month																			
2	1st Prior Month																			
3	2nd Prior Month																			
4	3rd Prior Month																			
5	4th Prior Month																			
6	5th Prior Month																			
7	6th Prior Month																			
8	7th Prior Month																			
9	8th Prior Month																			
10	9th Prior Month																			
11	10th Prior Month																			
12	11th Prior Month																			
13	12th Prior Month																			
14	13th Prior Month																			
15	14th Prior Month																			
16	15th Prior Month																			
17	16th Prior Month																			
18	17th Prior Month																			
19	18th Prior Month																			
20	19th Prior Month																			
21	20th Prior Month																			
22	21st Prior Month																			
23	22nd Prior Month																			
24	23rd Prior Month																			
25	24th Prior Month																			
26	25th Prior Month																			
27	26th Prior Month																			
28	27th Prior Month																			
29	28th Prior Month																			
30	29th Prior Month																			
31	30th Prior Month																			
32	31st Prior Month																			
33	32nd Prior Month																			
34	33rd Prior Month																			
35	34th Prior Month																			
36	35th Prior Month																			
37	Months Before 35th Prior Month																			
38	Total Claim Payments (Total lines 1 through 37)																			
39	Subcapitation Payments																			
40	Pharmacy Rebates																			
41	Settlements*																			
42	Sum of Claims, Subcapitation Payments and Settlements (38+39+41)																			
43	Current Estimate of Remaining Liability (Incurred but not Received Claims)																			
44	Total Incurred Claims (42+43)																			

This information is deemed confidential and/or proprietary.

Page 2 of 2

~~[illegible]~~

(1)	(2)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)	(32)	(33)	(34)	(35)	(36)	(37)	(38)	(39)	(40)
Line	Month of Payment	19th Prior Month	20th Prior Month	21st Prior Month	22nd Prior Month	23rd Prior Month	24th Prior Month	25th Prior Month	26th Prior Month	27th Prior Month	28th Prior Month	29th Prior Month	30th Prior Month	31st Prior Month	32nd Prior Month	33rd Prior Month	34th Prior Month	35th Prior Month	Months Before 35th Prior Month	Total Paid by Month
1	Current Month																			
2	1st Prior Month																			
3	2nd Prior Month																			
4	3rd Prior Month																			
5	4th Prior Month																			
6	5th Prior Month																			
7	6th Prior Month																			
8	7th Prior Month																			
9	8th Prior Month																			
10	9th Prior Month																			
11	10th Prior Month																			
12	11th Prior Month																			
13	12th Prior Month																			
14	13th Prior Month																			
15	14th Prior Month																			
16	15th Prior Month																			
17	16th Prior Month																			
18	17th Prior Month																			
19	18th Prior Month																			
20	19th Prior Month																			
21	20th Prior Month																			
22	21st Prior Month																			
23	22nd Prior Month																			
24	23rd Prior Month																			
25	24th Prior Month																			
26	25th Prior Month																			
27	26th Prior Month																			
28	27th Prior Month																			
29	28th Prior Month																			
30	29th Prior Month																			
31	30th Prior Month																			
32	31st Prior Month																			
33	32nd Prior Month																			
34	33rd Prior Month																			
35	34th Prior Month																			
36	35th Prior Month																			
37	Months Before 35th Prior Month																			
38	Total Claim Payments (Total lines 1 through 37)																			
39	Subcapitation Payments																			
40	Pharmacy Rebates																			
41	Settlements*																			
42	Sum of Claims, Subcapitation Payments and Settlements (38+39+41)																			
43	Current Estimate of Remaining Liability (Incurred but not Received Claims)																			
44	Total Incurred Claims (42+43)																			

This information is deemed confidential and/or proprietary.

Page 9 of 12

0

FOR THE QUARTER ENDING ____________ FOR ______________________
(HMO Name)

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)	(21)
		. . . Month in Which Service Provided . . .																		
Line	Month of Payment	Current Month	1st Prior Month	2nd Prior Month	3rd Prior Month	4th Prior Month	5th Prior Month	6th Prior Month	7th Prior Month	8th Prior Month	9th Prior Month	10th Prior Month	11th Prior Month	12th Prior Month	13th Prior Month	14th Prior Month	15th Prior Month	16th Prior Month	17th Prior Month	18th Prior Month
1	Current Month																			
2	1st Prior Month																			
3	2nd Prior Month																			
4	3rd Prior Month																			
5	4th Prior Month																			
6	5th Prior Month																			
7	6th Prior Month																			
8	7th Prior Month																			
9	8th Prior Month																			
10	9th Prior Month																			
11	10th Prior Month																			
12	11th Prior Month																			
13	12th Prior Month																			
14	13th Prior Month																			
15	14th Prior Month																			
16	15th Prior Month																			
17	16th Prior Month																			
18	17th Prior Month																			
19	18th Prior Month																			
20	19th Prior Month																			
21	20th Prior Month																			
22	21st Prior Month																			
23	22nd Prior Month																			
24	23rd Prior Month																			
25	24th Prior Month																			
26	25th Prior Month																			
27	26th Prior Month																			
28	27th Prior Month																			
29	28th Prior Month																			
30	29th Prior Month																			
31	30th Prior Month																			
32	31st Prior Month																			
33	32nd Prior Month																			
34	33rd Prior Month																			
35	34th Prior Month																			
36	35th Prior Month																			
37	Months Before 35th Prior Month																			
38	Total Claim Payments (Total lines 1 through 37)																			
39	Subcapitation Payments																			
40	Pharmacy Rebates																			
41	Settlements*																			
42	Sum of Claims, Subcapitation Payments and Settlements (38+39+41)																			
43	Current Estimate of Remaining Liability (Incurred but not Received Claims)																			
44	Total Insured Claims (42+43)																			

* Settlements that could not be reflected in the paid claims above.

This information is deemed confidential and/or proprietary.

Page 10 of 12

~~Table 92# - Part E - Lag Report for Managed Care Service Ads~~

0

(1)	(2)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)	(32)	(33)	(34)	(35)	(36)	(37)	(38)	(39)	(40)
Line	Month of Payment	19th Prior Month	20th Prior Month	21st Prior Month	22nd Prior Month	23rd Prior Month	24th Prior Month	25th Prior Month	26th Prior Month	27th Prior Month	28th Prior Month	29th Prior Month	30th Prior Month	31st Prior Month	32nd Prior Month	33rd Prior Month	34th Prior Month	35th Prior Month	Months Before 35th Prior Month	Total Paid by Month
1	Current Month																			
2	1st Prior Month																			
3	2nd Prior Month																			
4	3rd Prior Month																			
5	4th Prior Month																			
6	5th Prior Month																			
7	6th Prior Month																			
8	7th Prior Month																			
9	8th Prior Month																			
10	9th Prior Month																			
11	10th Prior Month																			
12	11th Prior Month																			
13	12th Prior Month																			
14	13th Prior Month																			
15	14th Prior Month																			
16	15th Prior Month																			
17	16th Prior Month																			
18	17th Prior Month																			
19	18th Prior Month																			
20	19th Prior Month																			
21	20th Prior Month																			
22	21st Prior Month																			
23	22nd Prior Month																			
24	23rd Prior Month																			
25	24th Prior Month																			
26	25th Prior Month																			
27	26th Prior Month																			
28	27th Prior Month																			
29	28th Prior Month																			
30	29th Prior Month																			
31	30th Prior Month																			
32	31st Prior Month																			
33	32nd Prior Month																			
34	33rd Prior Month																			
35	34th Prior Month																			
36	35th Prior Month																			
37	Months Before 35th Prior Month																			
38	Total Claim Payments (Total lines 1 through 37)																			
39	Subcapitation Payments																			
40	Pharmacy Rebates																			
41	Settlements*																			
42	Sum of Claims, Subcapitation Payments and Settlements (38+39+41)																			
43	Current Estimate of Remaining Liability (Insured but not Received Claims)																			
44	Total Insured Claims (42+43)																			

* Settlements that could not be reflected in the paid

This information is deemed confidential and/or proprietary.

Page 11 of 12

~~Table #20 - Part E - Lag Report~~

~~Report #1 - Part E - Lag Report~~

~~FOR THE QUARTER ENDING~~ ____________ **~~FOR~~** ____________________
~~(HMO Name)~~

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)	(11)	(12)	(13)	(14)	(15)	(16)	(17)	(18)	(19)	(20)	(21)
		. . . Month in Which Service Provided . . .																		
Line	**Month of Payment**	Current Month	1st Prior Month	2nd Prior Month	3rd Prior Month	4th Prior Month	5th Prior Month	6th Prior Month	7th Prior Month	8th Prior Month	9th Prior Month	10th Prior Month	11th Prior Month	12th Prior Month	13th Prior Month	14th Prior Month	15th Prior Month	16th Prior Month	17th Prior Month	18th Prior Month
1	Current Month																			
2	1st Prior Month																			
3	2nd Prior Month																			
4	3rd Prior Month																			
5	4th Prior Month																			
6	5th Prior Month																			
7	6th Prior Month																			
8	7th Prior Month																			
9	8th Prior Month																			
10	9th Prior Month																			
11	10th Prior Month																			
12	11th Prior Month																			
13	12th Prior Month																			
14	13th Prior Month																			
15	14th Prior Month																			
16	15th Prior Month																			
17	16th Prior Month																			
18	17th Prior Month																			
19	18th Prior Month																			
20	19th Prior Month																			
21	20th Prior Month																			
22	21st Prior Month																			
23	22nd Prior Month																			
24	23rd Prior Month																			
25	24th Prior Month																			
26	25th Prior Month																			
27	26th Prior Month																			
28	27th Prior Month																			
29	28th Prior Month																			
30	29th Prior Month																			
31	30th Prior Month																			
32	31st Prior Month																			
33	32nd Prior Month																			
34	33rd Prior Month																			
35	34th Prior Month																			
36	35th Prior Month																			
37	Months Before 35th Prior Month																			
38	Total Claim Payments (Total lines 1 through 37)																			
39	Subcapitation Payments																			
40	Pharmacy Rebates																			
41	Settlements*																			
42	Sum of Claims, Subcapitation Payments and Settlements (38+39+41)																			
43	Current Estimate of Remaining Liability (Incurred but not Received Claims)																			
44	Total Incurred Claims (42+43)																			

* Settlements that could not be reflected in the paid claims above.

This information is deemed confidential and/or proprietary.

Page 12 of 12

~~Table 12A - Part E - Lag Report~~

(1)	(2)	(22)	(23)	(24)	(25)	(26)	(27)	(28)	(29)	(30)	(31)	(32)	(33)	(34)	(35)	(36)	(37)	(38)	(39)	(40)
Line	Month of Payment	19th Prior Month	20th Prior Month	21st Prior Month	22nd Prior Month	23rd Prior Month	24th Prior Month	25th Prior Month	26th Prior Month	27th Prior Month	28th Prior Month	29th Prior Month	30th Prior Month	31st Prior Month	32nd Prior Month	33rd Prior Month	34th Prior Month	35th Prior Month	Months Before 35th Prior Month	Total Paid by Month
1	Current Month																			
2	1st Prior Month																			
3	2nd Prior Month																			
4	3rd Prior Month																			
5	4th Prior Month																			
6	5th Prior Month																			
7	6th Prior Month																			
8	7th Prior Month																			
9	8th Prior Month																			
10	9th Prior Month																			
11	10th Prior Month																			
12	11th Prior Month																			
13	12th Prior Month																			
14	13th Prior Month																			
15	14th Prior Month																			
16	15th Prior Month																			
17	16th Prior Month																			
18	17th Prior Month																			
19	18th Prior Month																			
20	19th Prior Month																			
21	20th Prior Month																			
22	21st Prior Month																			
23	22nd Prior Month																			
24	23rd Prior Month																			
25	24th Prior Month																			
26	25th Prior Month																			
27	26th Prior Month																			
28	27th Prior Month																			
29	28th Prior Month																			
30	29th Prior Month																			
31	30th Prior Month																			
32	31st Prior Month																			
33	32nd Prior Month																			
34	33rd Prior Month																			
35	34th Prior Month																			
36	35th Prior Month																			
37	Months Before 35th Prior Month																			
38	Total Claim Payments (Total lines 1 through 37)																			
39	Subcapitation Payments																			
40	Pharmacy Rebates																			
41	Settlements*																			
42	Sum of Claims, Subcapitation Payments and Settlements (38+39+41)																			
43	Current Estimate of Remaining Liability (Incurred but not Received Claims)																			
44	Total Incurred Claims (42+43)																			

* Settlements that could not be reflected in the paid

This information is deemed confidential and/or proprietary.

A.7.23 ~~Table 21~~ Reserved

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Table #21 – Maternity Outcome Counts~~
~~FOR THE THREE MONTHS ENDING _______________________ FOR __________________~~
~~(HMO NAME)~~

	~~Current Period~~			~~Year to Date~~
	~~Live Births~~		~~Non-live~~	~~Live Births~~		~~Non-live~~
	~~C-Section~~	~~Vaginal~~	~~births~~	~~C-Section~~	~~Vaginal~~	~~births~~
~~NORTHERN REGION AFDC/NJCPW/NJ KIDCARE A~~

~~CENTRAL REGION AFDC/NJCPW/NJ KIDCARE A~~

~~SOUTHERN REGION AFDC/NJCPW/NJ KIDCARE A~~

~~STATEWIDE NJ FamilyCare Parents 134-250% FPL~~

~~STATEWIDE ALL OTHER~~

~~TOTAL~~
~~Note: Only outcomes on or after the thirteenth week of gestation should be included in this report, excluding elective abortions.~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

A.8.3 Estate Referral Form

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

STATE OF NEW JERSEY
DEPARTMENT OF HUMAN SERVICES
DIVISION OF MEDICAL ASSISTANCE AND HEALTH SERVICES
ESTATE REFERRAL FORM

HMO Notification of Deceased Members Age 55 and Older	Quarter Ending

HMO	HMO ID #

This will serve as notification that the following members of our health care plan age 55 or older have died.

Member Name	DOB	SSN	Date of Death	Medicaid ID #

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

B.3.1 ~~Monthly Roster Extract File~~ Reserved

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
OFFICE OF INFORMATION TECHNOLOGY
FILE LAYOUT
FILE NAME: MONTHLY ROSTER FILE
EFFECTIVE DATE

DATA SET NAME	RECORD SIZE
BLOCK SIZE

~~Elem~~	~~FIELDNAME~~	~~CHARS~~	~~BYTES~~	~~REL TO 1~~	~~FMT~~	~~COBOL PICTURE~~	~~DESCRIPTIONS AND REMARKS~~
~~1~~	~~NX55 CASE NUMBER~~	~~10~~	~~10~~	~~1-10~~	~~NU~~	~~9(10)~~

~~2~~	~~NX55 RECIPIENT~~	~~2~~	~~2~~	~~11-12~~	~~NU~~	~~X(02)~~

~~3~~	~~NX55 LAST NAME~~	~~12~~	~~12~~	~~13-24~~	~~AN~~	~~X(12)~~

~~4~~	~~NX55 FIRST NAME~~	~~7~~	~~7~~	~~25-31~~	~~AN~~	~~X(07)~~

~~5~~	~~NX55 COUNTY OF RESID~~	~~2~~	~~2~~	~~32-33~~	~~AN~~	~~X(02)~~

~~6~~	~~NX55 MC CODE~~	~~3~~	~~3~~	~~34-36~~	~~AN~~	~~X(03)~~

~~7~~	~~NX55 MC EFF DATE~~	~~8~~	~~8~~	~~37-44~~	~~NU~~	~~9(08)~~	~~CCYYMMDD~~

~~8~~	~~NX55 MC TERM DTE~~	~~8~~	~~8~~	~~45-52~~	~~NU~~	~~9(08)~~	~~CCYYMMDD~~

~~9~~	~~NX55 MC PAYMENT CODE~~	~~1~~	~~1~~	~~53-~~	~~AN~~	~~X(01)~~

~~10~~	~~NX55 MC CAP CODE~~	~~5~~	~~5~~	~~54-58~~	~~AN~~	~~X(05)~~

~~11~~	~~NX55 PSC~~	~~3~~	~~3~~	~~59-61~~	~~AN~~	~~X(03)~~

~~12~~	~~NX55 RACE~~	~~1~~	~~1~~	~~62~~	~~AN~~	~~X(01)~~

~~13~~	~~FILLER~~	~~7~~	~~7~~	~~63-69~~	~~AN~~	~~X(07)~~

~~14~~	~~NX55 RECORD TYPE~~	~~1~~	~~1~~	~~70~~	~~AN~~	~~X(01)~~

FORMAT B1=BINARY PD=PACKED DECIMAL	ED = EXTENDED DECIMAL	AN
ALPHANUMERIC NU = NUMBERIC
LAST UPDATED 3/11/2005 ~~51/30/2002~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

B.32.2 ~~Managed Care Register File~~ Data Files Resource Guide

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

DATA FILES RESOURCE GUIDE

	FROM	TO	FREQUENCY	DEFINITION
HIPAA 835 Encounters	UNISYS	HMO	Monthly	This file represents the remittance advice for encounters received and processed Unisys. The HIPAA 835 is a nationally defined format and is the required format for New Jersey as of 01/01/2005. Detailed information regarding this file is available in the HIPPA Implementation and New Jersey Medicaid Companion Guides. This file is available via the NJMMIS website.

HIPAA 835 — Capitation and FFS Claims	UNISYS	HMO	Monthly	This file represents the remittance advice for capitation and fee-for-service (FFS) claims created by Unisys. The 835 is a nationally defined format and is the required format for New Jersey. Detailed information regarding this file is available in the HIPPA Implementation and New Jersey Medicaid Companion Guides. This file is available via the NJMMIS website.

RHMF Extracts	UNISYS	HMO	Monthly	These files represent demographic, eligibility, and enrollment data for all HMO enrollees from the Unisys Recipient History Master File (RHMF), and is produced as part of the monthly capitation run by Unisys. Each of these file extracts is detailed below. These files are available via the NJMMIS website.

RHMF Extract — Base Records	UNISYS	HMO	Monthly	This file extract will contain demographic data for each enrollee. The data elements include: Original ID, Last Name, First Name, Middle initial, Date of Birth, Address Line 1, Address Line 2, Address Line 3, Address Line 4, Address Line 5, Address Line 6, Zip Code, Social Security Number, Gender code, and Race Code. This file is in comma-delimited format.

RMHF Extract —	UNISYS	HMO	Monthly	This file extract will contain a

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

	FROM	TO	FREQUENCY	DEFINITION
Eligibility Records				complete eligibility history for each enrollee. The data elements include: Original ID, Current ID, Program Status Code, Eligibility Extension code, Effective Date, Termination, County of Residence, and County of Supervision. This file is in comma-delimited format.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

DATA FILES RESOURCE GUIDE

	FROM	TO	FREQUENCY	DEFINITION
RHMF Extract – Enrollment Records	UNISYS	HMO	Monthly	This file extract will contain a complete managed care enrollment history for each enrollee. The data elements include: Original ID, Current ID, HMO Code, Payment Code, Effective Date, Termination Date, Capitation Code, and Health Benefit Indicator. This file is in comma-delimited format.

Denied Encounters Edit File	UNISYS	HMO	Monthly	This data file contains the NJ Medicaid edit codes posted to denied encounters. This file will contain the Internal Control Number (ICN) assigned to each encounter, along with a maximum of ten (10) edit codes. It serves to alert the HMO regarding local edit codes, which are no longer permitted on the national remittance format (835) under HIPAA. It is a comma-delimited file.

TPL Extracts	UNISYS	HMO	Monthly	This file represents third party liability (TPL) data for all HMO beneficiaries as contained on the Unisys TPL Resources File. This file is available via the NJMMIS website.

Pharmacy Claims – Aged, Blind and Disabled (ABD) Enrollees	UNISYS	HMO	Monthly	This file represents pharmacy claims data for aged, blind or disabled (ABD) individuals. This file is available via the NJMMIS website.

Diagnosis Data – ABDs and DDD	UNISYS	HMO	Monthly	file is in comma-delimited format

HIPAA 837 Encounters	HMO	UNISYS	As Needed	This file represents the nationally defined format for submission of non-pharmacy encounters (institutional, professional, and dental). It is the required format for New Jersey Medicaid. Detailed information regarding this file is available in the HIPPA Implementation and New Jersey Medicaid Companion Guides.

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

	FROM	TO	FREQUENCY	DEFINITION
HIPAA NCPDP Encounters	HMO	UNISYS	As Needed	This file represents the nationally defined format for submission of pharmacy encounters. It is the required format for New Jersey Medicaid. Detailed information regarding this file is available in the HIPPA Implementation and New Jersey Medicaid Companion Guides.

	OIT	HMO	Daily	This file represents the nationally defined format for the communication of enrollment data to the HMOs. It has not proprietary equivalent, but is made available to provide more timely information. Detailed information regarding this file is available in the HIPPA Implementation and New Jersey Medicaid Companion Guides. This file is made available via the OIT “Portal” website.

	OIT	HMO	Weekly	This file represents the nationally defined format for the communication of enrollment data to the HMOs. Detailed information regarding this file is available in the HIPPA Implementation and New Jersey Medicaid Companion Guides. This file is made available via the OIT “Portal” website.

	OIT	HMO	Monthly	This file represents the nationally defined format for the communication of enrollment data to the HMOs. Detailed information regarding this file is available in the HIPPA Implementation and New Jersey Medicaid Companion Guides. This file is made available via the OIT “Portal” website

	HMO	OIT	As Needed	This file represents certification data and identifies HMO enrollees as HIV, AIDS, or blood factor 8/9 dependent.

	HMO	STATE	Monthly	This data represents data for the HMOs provider network.

	HMO	STATE	Monthly	This data represents data supporting an invoice of maternity deliveries, for which the State generates a monthly financial transaction (payment).

	HMO	STATE	Monthly	This data represents encounter data, which support an invoice of services provided to ASO beneficiaries, for which the State generates a monthly financial transaction (payment).

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
OFFICE OF INFORMATION TECHNOLOGY
FILE LAYOUT
FILE NAME: MANAGED CARE REGISTER FILE
EFFECTIVE DATE 4/2002

DATA SET NAME: NX20AMCR	RECORD SIZE 297
BLOCK SIZE

~~Elem~~	~~FIELD NAME~~	~~CHARS~~	~~BYTES~~	~~REL TO 1~~	~~FMT~~	~~COBOL PICTURE~~	~~DESCRIPTIONS AND REMARKS~~
~~31~~	~~NX-TR-MC-RECORD~~	~~297~~	~~297~~	~~1-297~~	~~GROUP~~	~~X(297)~~

~~2~~	~~NX-TR-MEDICAID ID~~	~~12~~	~~12~~	~~1-12~~	~~GROUP~~	~~X(12)~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Elem~~	~~FIELD NAME~~	~~CHARS~~	~~BYTES~~	~~REL TO 1~~	~~FMT~~	~~COBOL PICTURE~~	~~DESCRIPTIONS AND REMARKS~~
~~1~~	~~NX TR CASE NUMBER~~	~~10~~	~~10~~	~~1-10~~	~~AN~~	~~X(10)~~

~~2~~	~~NXTR RECIPIENT NUMBER~~	~~2~~	~~2~~	~~11-12~~	~~AN~~	~~X(2)~~

~~3~~	~~NX-TRCHANGE TYPE~~	~~1~~	~~1~~	~~13-13~~	~~AN~~	~~X(1)~~

~~4~~	~~NX TR CHANGE DATE~~	~~8~~	~~8~~	~~14-21~~	~~NU~~	~~X(03)~~

~~5~~	~~NX TR SOURCE~~	~~4~~	~~4~~	~~22-25~~	~~AN~~	~~X(4)~~

~~6~~	~~NX TR CM HMO~~	~~8~~	~~8~~	~~26-28~~	~~AN~~	~~X(3)~~

~~7~~	~~NX TR LST NAME~~	~~1~~	~~1~~	~~29-40~~	~~AN~~	~~X(12)~~

~~8~~	~~NX TR FST NAME~~	~~5~~	~~5~~	~~41-47~~	~~AN~~	~~X(7)~~

~~9~~	~~NX TR DOB~~	~~3~~	~~3~~	~~48-55~~	~~NU~~	~~9(8)~~

~~10~~	~~NX TR SEX~~	~~1~~	~~1~~	~~56-56~~	~~AN~~	~~X(1)~~

~~11~~	~~NX TR SSN~~	~~7~~	~~7~~	~~57-65~~	~~AN~~	~~X(9)~~

~~12 19~~	~~NX TR ADDRESS~~	~~141~~	~~141~~	~~66-206~~	~~GROUP~~	~~X(141)~~

12	~~NX TR ADDRESS LINE 1~~	22	22	66-87	AN	X(22)

13	~~NX TR ADDRESS LINE 2~~	22	22	88-109	AN	X(22)

14	~~NX TR ADDRESS LINE 3~~	22	22	110-131	AN	X(22)

15	~~NX TR ADDRESS LINE 4~~	22	22	132-153	AN	X(22)

16	~~NX TR ADDRESS LINE 5~~	22	22	154-175	AN	X(22)

17	~~NX TR ADDRESS LINE 6~~	22	22	176-197	AN	X(22)

18	~~NX TR ZIP CODE~~	5	5	198-202	An	X(5)

FORMAT B1=BINARY PD=PACKED DECIMAL	ED = EXTENDED DECIMAL	AN
ALPHANUMERIC NU = NUMBERIC
LDATE UPDATED 3/11/2005 ~~51/30/2002~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
OFFICE OF INFORMATION TECHNOLOGY
FILE LAYOUT

FILE NAME: MANAGED CARE REGISTER FILE
EFFECTIVE DATE 4/2002
DATA SET NAME: NX20AMCR	RECORD SIZE 297
BLOCK SIZE

~~Elem~~	~~FIELD NAME~~	~~CHARS~~	~~BYTES~~	~~REL TO 1~~	~~FMT~~	~~COBOL PICTURE~~		~~DESCRIPTIONS AND REMARKS~~
~~19~~ 	~~nx-tr-zip suffix~~ 	4	4	~~203-206~~ 	~~AN~~ 	~~X~~	~~(4)~~
~~20~~ 	~~NX-TR-PR ENROLL DTE~~ 	~~12~~	~~12~~	~~1-12~~ 	~~GROUP~~ 	~~X~~	~~(12)~~	~~FORMAT YYYYMMDD OR SPACES~~
~~21~~ 	~~NX TR PR DISENROL DTE~~ 	~~10~~	~~10~~	~~1-10~~ 	~~AN~~ 	~~X~~	~~(10)~~	~~FORMAT YYYYMMDD OR SPACES~~
~~22~~ 	~~nxtr PR HMO CAP CDE~~ 	~~2~~	~~2~~	~~11-12~~ 	~~AN~~ 	~~X~~	~~(2)~~
~~23~~ 	~~NX-TR PR BENEFIT IND~~ 	~~1~~	~~1~~	~~13-13~~ 	~~AN~~ 	~~X~~	~~(1)~~
~~24~~ 	~~NX TR CURR ENROLL DTE~~ 	~~8~~	~~8~~	~~14-21~~ 	~~NU~~ 	~~X~~	~~(03)~~	~~FORMAT YYYYMMDD OR SPACES~~
~~25~~ 	~~NXTR CUR DISENRL DTE~~ 	4	4	~~22-25~~ 	~~AN~~ 	~~X~~	~~(4)~~	~~FORMAT YYYYMMDD OR SPACES~~
~~26~~ 	~~NX TR CUR HMO CAP CDE~~ 	~~8~~	~~8~~	~~26-28~~ 	~~AN~~ 	~~X~~	~~(3)~~
~~27~~ 	~~NX TR BENEFIT IND~~ 	~~1~~	~~1~~	~~29-40~~ 	~~AN~~ 	~~X~~	~~(12)~~
~~28~~ 	~~NX TR BATCH NUM~~ 	~~5~~	~~5~~	~~41-47~~ 	~~AN~~ 	~~X~~	~~(7)~~
~~29~~ 	~~NX TR PCM STA CDE~~ 	~~3~~	~~3~~	~~48-55~~ 	~~NU~~ 	~~9~~	~~(8)~~
~~30~~ 	~~NX TR PR DISENROL RSN~~ 	~~1~~	~~1~~	~~56-56~~ 	~~AN~~ 	~~X~~	~~(1)~~
~~31~~ 	~~NX TR CURR DISENROLL RSN~~ 	~~7~~	~~7~~	~~57-65~~ 	~~AN~~ 	~~X~~	~~(9)~~
~~32~~ 	~~NX TR EXT TYPE CDE~~ 	~~141~~	~~141~~	~~66-206~~ 	~~AN~~ 	~~X~~	~~(141)~~
33	~~NX TR PR SOURCE CHG~~ 	22	22	66-87	~~AN~~ 	X	(22)
34	~~NX TR PR PAY CODE~~ 	22	22	88-109	~~AN~~ 	X	(22)
35	~~NX TR CURR PAY CODE~~ 	22	22	110-131	~~AN~~ 	X	(22)

HMO Financial Reporting Specifications	State of New Jersey
For Medical/NJ FamilyCare Rate Cell Grouping Costs

~~Elem~~	~~FIELD NAME~~	~~CHARS~~	~~BYTES~~	~~REL TO 1~~	~~FMT~~	~~COBOL PICTURE~~		~~DESCRIPTIONS AND REMARKS~~
36	~~NX TR TR RACE~~ 	22	22	132-153	~~AN~~ 	X	(22)
37	~~NX TR FILLER~~ 	22	22	154-175	~~AN~~ 	X	(22)
38	~~NX TR PHONE~~ 	22	22	176-197	~~AN~~ 	X	(22)
40	~~nx tr lanc code~~ 	5	5	198-202	~~AN~~ 	X	(5)

FORMAT B1=BINARY PD=PACKED DECIMAL	ED = EXTENDED DECIMAL AN
ALPHANUMERIC NU = NUMBERIC
LDATE UPDATED 3/11/2005 51/30/2002
STATE OF NEW JERSEY
DEPARTMENT OF THE TREASURY
OFFICE OF INFORMATION TECHNOLOGY
FILE LAYOUT

FILE NAME: MANAGED CARE REGISTER FILE
EFFECTIVE DATE 4/2002
DATA SET NAME: NX20AMCR	RECORD SIZE 297
BLOCK SIZE

~~DESCRIPTIONS AND~~
~~Elem~~	~~FIELD NAME~~	~~CHARS~~	~~BYTES~~	~~REL TO 1~~	~~FMT~~	~~COBOL PICTURE~~	~~REMARKS~~
~~1~~	~~nx-tr trailer~~	~~297~~	~~297~~	~~GROUP~~			~~REDEFINES NXOTR MCRECORD~~
~~2~~	~~nx-tr trailer – num~~	~~12~~	~~12~~	~~1-12~~	~~GROUP~~	~~X(12)~~	~~VALUE ‘9999999999999’~~
~~3~~	~~nx-tr trailer – ind~~	~~1~~	~~1~~	~~13~~	~~AN~~	~~X(1)~~	~~VALUE ‘Z’~~
~~4~~	~~nx-tr tape date~~	~~8~~	~~8~~	~~14-21~~	~~AN~~	~~X(8)~~	~~YYYYMMDD FORMAT~~
~~5~~	~~nx-tr frequency ind~~	~~1~~	~~1~~	~~22~~	~~AN~~	~~X(1)~~	~~VALUE ‘W’ OR ‘M’~~
~~6~~	~~FILLER~~	~~3~~	~~3~~	~~23-25~~	~~NU~~	~~X(3)~~
~~7~~	~~nx-tr mc hmo~~	~~3~~	~~3~~	~~26-28~~	~~AN~~	~~X(3)~~
~~8~~	~~nx-tr hmo name~~	~~19~~	~~19~~	~~29-47~~	~~AN~~	~~X(19)~~
9	~~FILLER~~	~~9~~	~~9~~	~~48-56~~	~~AN~~	~~X(9)~~
~~10~~	~~nx-tr total count~~	~~9~~	~~9~~	~~57-65~~	~~AN~~	~~X(9)~~
~~11~~	~~FILLER~~	~~232~~	~~232~~	~~66-297~~	~~NU~~	~~X(232)~~

HMO Financial Reporting Specifications	State of New Jersey
For Medical/NJ FamilyCare Rate Cell Grouping Costs

FORMAT B1=BINARY PD=PACKED DECIMAL	ED = EXTENDED DECIMAL AN
ALPHANUMERIC NU = NUMBERIC
LAST DATE UPDATED 3/11/2005 ~~51/30/2002~~

HMO Financial Reporting Specifications	State of New Jersey
For Medical/NJ FamilyCare Rate Cell Grouping Costs

B.4.6 School-Based Youth Services Program
The contractor shall utilize the following DHS website to access an updated list of School Based Youth Service Programs and program director:
http://www.state.nj.us/humanservices/sp&i/sbys-list.html

HMO Financial Reporting Specifications	State of New Jersey
For Medical/NJ FamilyCare Rate Cell Grouping Costs

~~PROGRAM DIRECTORS~~
~~School-Based Youth Services Program~~

~~ATLANTIC~~
~~Dan Carter~~	~~Atlantic City Teen Service Center~~
~~Altantic City high School~~
~~(609) 345-8336~~ 	~~1400 Albany Ave~~
~~FAX (609) 345-8373~~ 	~~Altantic City, New Jersey 08401~~

~~Trish Helms~~ 	~~Pleasantville School Based Program~~
~~(609) 383-6900x240~~ 	~~701 Mill Road~~
~~FAX (609) 383-6952~~ 	~~Pleasantville, NJ 07601~~

~~BERGEN~~

~~Dominic Polifrone~~ 	~~Hackensack High School~~
~~(201)646-0722~~ 	~~First and Beech Streets~~
~~FAX (201)646-1558~~ 	~~Hackensack, NJ 07601~~

~~BURLINGTON~~

~~Shaun Stern~~ 	~~Pemberton School Based Program~~
~~PO Box 256~~
~~(609)894-0170~~ 	~~Pemberton High School~~
~~FAX (609) 894-0153~~ 	~~Pemberton, NJ 08068~~

~~CAMDEN~~
~~Sharon Shields~~ 	~~Camden High Vocational Annex~~
~~Office (856)541-0253~~ 	~~Park and Baird boulevards~~
~~FAX (856)541-1989~~ 	~~Camden, NJ 08103~~
~~Camden HS Site (856)614-7680~~
~~FAX (856)966-5282~~
~~Woodrow Wilson Site (856)966-4282~~
~~East Camden Middle~~

~~CAPE MAY~~
~~Caren Maene~~ 	~~Cape Counseling Service, Inc.~~
~~ATTN: SBYSP~~
~~609-884-8641~~ 	~~128 Crest Haven Road~~
~~FAX 609-884-4840~~ 	~~Cape May Court House, NJ 08219~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~CUMBERLAND~~
~~Robert Gondolf~~ 	~~CHCI SBYSP Teen Center~~
~~856-451-4440~~ 	~~Bridgeton High School~~
~~Bridgeton, NJ 08302~~
~~Fax 856-451-5815~~

~~ESSEX~~
~~Mary Ellen Mess~~ 	~~Teen Powerhouse~~
~~MEM’s Office 973-972-635391~~ 	~~west Market Street~~
~~Site 973-622-1100 x4080~~ 	~~Newark, NJ 07103~~
~~Fax 973-372-6545~~

~~Beverly Canady, site Manager~~ 	~~Irvington School Based Program~~
~~973-228-3000~~ 	~~Caldwell, NJ 07006~~

~~GLOUCESTER~~

~~Frankie Lamborne~~ 	~~Gloucester Co. Institute of Technology~~
~~856-468-1445~~ 	~~PO Box 800~~
~~ext. 2151~~ 	~~1360 Tanyard Road~~
~~Sewell, NJ 08080~~

~~Wayne Copeland~~ 	~~Clayton Place~~
~~457 North Delsea Drive~~
~~PO Box 85~~
~~Fax 856-863-8329~~ 	~~Clayton, NJ 08312~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Hudson~~
~~Richard Quagliariello~~ 	~~Union City Board of Education~~
~~Program Director~~ 	~~3912 Bergen Turnpike~~
~~Union City, NJ 08087~~

~~(201)392-3646~~
~~FAX 201-348-1810~~

~~Nivia Rojas~~ 	~~Emerson High School~~
~~Human Services Coordinator~~ 	~~318 18th street~~
~~201-392-3265~~ 	~~Union City, NJ 07087~~

~~Agnes Gillespie~~ 	~~Bayonne School Based Program~~
~~Bayonne Board of Education~~
~~201-858-7885~~ 	~~Student Center, Room 124~~
~~Avenue A and 29th St~~
~~Bayonne, NJ 07002~~

~~HUNTERDON~~
~~Gary Piscitelli~~ 	~~Hunterdon Medical Center HBH~~
~~908-788-6401~~ 	~~2100 Wescott Drive~~
~~fax 908-788-6584~~ 	~~Flemington, NJ 08822~~
~~David Eichlin, coordinator~~

~~MERCER~~
~~Pam Lackey~~ 	~~Trenton School Based Program~~
~~Trenton Central High School~~
~~609-989-2965~~ 	~~400 Chambers ST. Portable Unit~~
~~Trenton, NJ 08609~~

~~MIDDLESEX~~
~~Gail Reynolds~~ 	~~New Brunswick High School~~
~~732-235-53206~~ 	~~School Based Program~~
~~1125 Livingston Avenue~~
~~New Brunswick, NJ 08901~~

~~Marylyn Green~~ 	~~Roosevelt School~~
~~83 Livingston Ave~~
~~732-235-8438~~ 	~~New Brunswick, NJ 08901~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Leslie Hodes~~ 	~~South Brunswick School Based Program~~
~~South Brunswick High SBYSP~~
~~732-329-4044 x3224~~ 	~~750 Ridge Road, PO Box 183~~
~~FAX 732-274-1237~~ 	~~Monmouth Junction, NJ 08852~~

~~MONMOUTH~~

~~Pamela Zern Coviello~~ 	~~Long Branch High School~~
~~732-728-9533~~ 	~~391 Westwood Ave~~
~~FAX 732-728-9670~~ 	~~Long Branch, NJ 07740~~

~~MORRIS~~

~~Linda Seeley~~ 	~~Dover High School~~
~~973-989-0540 (Site)~~ 	~~!00 Grace Street~~
~~973-989-0045~~ 	~~Dover, NJ 07801~~

~~OCEAN~~

~~Dominick Riggi~~ 	~~Preferred Children’s Services~~
~~732-363-7272~~ 	~~CN 2036~~
~~FAX 732-915-5644~~ 	~~Lakewood, NJ 08701~~

~~Ginny Galaro~~ 	~~Pinelands Regional High School~~
~~Nugentown Road~~
~~609-296-3106 Ext. 283~~ 	~~PO Box 248~~
~~FAX 609-294-9519~~ 	~~Tuckerton, NJ 08087-0248~~

~~PASSAIC~~

~~Paula Howe~~ 	~~School Based Youth Services Program~~
~~973-881-3333~~ 	~~Kennedy High School~~
~~973-881-3350/52~~ 	~~62 127 Preakness Ave.~~
~~FAX 973-881-9532~~ 	~~Paterson, NJ 07522~~

~~Susan Proietti~~ 	~~Passaic School based Program~~
~~973-470-5590~~ 	~~185 Paulison Ave~~
~~973-473-2408~~ 	~~Passaic, NJ 07055~~
~~FAX 973-473-6883~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~SALEM~~
~~Joan Hoolahan~~ 	~~Salem County School Based Youth Services Program~~
~~Salem County Vocational Technical Schools~~
~~856-935-7365~~ 	~~166 Salem-Woodstown Road~~
~~Salem, NJ 08079~~

~~SOMERSET~~

~~Pam Brink~~ 	~~Somerset County Vocational Technical High School~~
~~PO Box 6350~~
~~908-526-8900 Ext 7286~~ 	~~North Bridge St & Vogt Drive~~
~~FAX 908-526-9212~~ 	~~Bridgewater, NJ 08807~~

~~SUSSEX~~

~~Sharon Hosking~~ 	~~Sussex County Vocational Technical School~~
~~973-383-6700 x329~~ 	~~105 North Church Road~~
~~973-579-7725~~ 	~~Sparta, NJ 07871~~

~~UNION~~

~~Stacy Greene~~ 	~~Elizabeth SBYSP YES Program~~
~~Social Service Department~~
~~908-527-5287~~ 	~~St. Elizabeth Hospital~~
~~FAX 908-226-2551~~ 	~~225 Williams St~~
~~Elizabeth, NJ 07207~~

~~Loise Yohalem~~ 	~~Plainfield School Based Youth Services Program~~
~~908-753-3192~~ 	~~925 Arlington Ave.~~
~~Fax 908-226-2551~~ 	~~Plainfield, NJ 07060~~

~~WARREN~~

~~Sue Pappas~~ 	~~Philipsburg SBUSP~~
~~908-213-2596~~ 	~~Board of Education~~
~~908-859-2127~~ 	~~575 Elder Ave.~~
~~FAX 908-213-2062~~ 	~~Philipsburg, NJ 08865~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Sallie Gorohoff~~
~~Coordinator of the Children and Family Initiative in Atlantic City~~
~~Shore View Building~~
~~101 S Shore Road~~
~~Northfield, NJ 08225~~
~~609-645 7700x4332~~
~~FAX 609-645-5809~~
~~Essex~~
~~Rose Smith~~
~~SBYSP~~
~~Children’s Hospital of NJ~~
~~201 Lyons Ave, H1~~
~~Newark, NJ 07112~~
~~Monmouth~~
~~Therese T. Henderickson~~
~~School Based Health & Social Servcie clinic~~
~~Keansburg School District~~
~~140 Port Monmouth Rd~~
~~Keansburg, NJ 07734~~
~~Hudson~~
~~Marilyn Cintron~~
~~Horizon Health Center~~
~~Program Administrator for School Based Clinics~~
~~714 Bergen Ave~~
~~Jersey City, NJ 07360~~
~~Kelly Gleason~~
~~District Service Broker~~
~~Division of community & Support Services~~
~~Jersey City Public Schools~~
~~346 Clarement Ave, 6th floor~~
~~Jersey City, NJ 07305~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~STAFFING~~
~~SITE~~	~~SERVICES RENDERED~~	~~(with degrees noted)~~
~~Bridgeton SBYSP MAJOR HEALTH PROVIDER Community Health Center, INC (FQHC)~~ 	~~Comprehensive adolescent health care, including~~
~~Physicals~~
~~HIV/STD, pregnancy screenings and treatment~~
~~Emergency care and referrals Well and Sick care for infants and toddlers in child care centers~~
~~Chronic Illness oversight Immunizations~~
~~EPSDTs~~
~~Connect children and families to NJ FamilyCare~~ 	~~2 Registerd Nurses (full time) who are shared by high school, middle school and elementary school~~

~~2 Nurse Practitioners, one full tiem at Bridgeton High, one at the middle school~~

~~One MD part time (4 hours/week, plus phone supervision and referrals as needed)~~

~~Atlantic City High SPYSP MAJOR HEALTH PROVIDER AtlantiCare~~ 	~~Comprehensive Adolescent Health~~
~~Physical Exams~~
~~Immunizations~~
~~Primary and preventative Health services Emergency care and referrals~~
~~Health Education~~
~~Substance Abuse~~
	~~Connect children and families to NJ FamilyCare~~	~~1 Registered Nurse (full time) 1 MD (Pediatrician) part time for 6 hours/week~~

~~Elizabeth High SPYSP MAJOR HEALTH PROVIDER St. Elizabeth Hospital through SBYSP funding~~	~~Comprehensive Adolescent Health~~

	~~Services focused on maturational issues; Pregnancy screens, counseling, prenatal care, nutrition education, pregnancy prevention education with special attention to immigrant youth; Emergency care and referrals~~	~~1 Doctor (MD) (at hospital clinic) part time for 4 hours/week on site and referrals as needed 1 BSN Registered Nurse full time 1 BSN Registered Nurse part time~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~STAFFING~~
~~SITE~~	~~SERVICES RENDERED~~	~~(with degrees noted)~~
~~Referrals & Follow up for chronic illness, using hospital services & previous prescriptions by doctors in other countries;~~
~~Some sports and school re-admission physicals Teen Only clinic at hospital (one day/week)~~
~~Note: Hospital is across the street from the high school Connect children and families to NJ~~
~~FamilyCare~~

~~Long Branch High School MAJOR HEALTH PROVIDER SBYSP Lead Agency (board of Ed) and SBYSP Director higher personnel~~	~~Primary Health care (12-13 protocols) asthma, support group, diabetes support group, health education, pregnancy testing and family planning information, community health referrals, nutrition counseling, teen parenting support, and pregnant teen counseling.~~
	~~Connect children and families to NJ FamilyCare~~ 	~~1 NP MSN (nurse practitioner with Masters Degree) full time 1 Registered Nurse (full time) part time 16 hours/week 1 MD (Pediatrician) part time for 6 hours/week~~

~~Camden SPYSP~~ 	~~Comprehensive Adolescent Health Care including:~~	~~1 NP Full time at Camden High School~~
 ~~MAJOR HEALTH PROVIDER CamCare through $60,000 subcontract SBYSP funds~~ 	~~Physicals (job, sports)~~
~~Test (eg. Anemia, sickle cell, HBP, STD, pregnancy)~~
~~Follow up on chronic problems (e.g., diabetes, anemia, asthma, allergies, eating disorders)~~
~~Substance abuse counseling, family, therapy referrals~~
~~Psychotic symptoms referred to mental health clinicians~~
~~Sexuality: counsel, education, some treatment (eg., STDs), prenatal care Services focused on maturational issues; Emergency care and referrals~~ 	
~~1 RN full time~~

~~1 Doctor (MD)) part time for 4 hours/week at Camden HS and referrals as needed~~

~~1NP part time (20 hours/week) at Woodrow Wilson High School~~

~~1NP Part time (10 hours/week at east Camden Middle School~~

~~Immunization referrals Well and sick care for infants in child care centers~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~STAFFING~~
~~SITE~~	~~SERVICES RENDERED~~	~~(with degrees noted)~~
~~Plainfield SBYSP~~ 	~~Comprehensive Adolescent Health Care including:~~ 	~~1 Pediatrician (MD) full time~~

~~MAJOR HEALTH PROVIDER~~ 	 ~~Physicals (job, sports) HIV, STC, pregnancy screenings and treatment~~	 ~~1 RNNP (Registered Nurse Practitioner) full time~~

 ~~The Cardinal Health Center, a Satellite of Plainfield Health Center (FQHC)~~ 	 ~~Emergency care and referrals Well and sick care for infants and toddlers in child care centers Chronic Illness oversight Immunizations EPSDTs Connect children and families to NJ FamilyCare~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

B.4.7 Local Health Departments
The contractor shall utilize the following DHSS website to access an updated list of Local Health Departments in New Jersey
http://www.state.nj.us/health/lh/lhdeirectory.pdf

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~LOCAL HEALTH DEPARTMENTS IN NEW JERSEY~~
~~JANUARY 1999~~
~~ATLANTIC COUNTY~~
~~Atlantic City Health Dept~~
~~Ronald L. Cash, M.P.P., M.P.A.~~
~~Dir, Div of Hlth~~
~~City Hall~~
~~1301 Bacharach Blvd. — 4th Floor~~
~~Atlantic City, NJ 08401-4603~~
~~609-347-5663~~
~~Atlantic County Division of Public Health~~
~~Tracye M. Ardle, M.P.H.~~
~~Health Officer~~
~~201 South Shore Road~~
~~Northfield, NJ 08225-2370~~
~~609-645 5935~~
~~ABSECON BRIGANTINE BUENA~~
~~BUENA VISTA CORBIN EGG HARBOR CITY~~
~~EGG HARBOR TWP ESTELLE MANOR FOLSOM~~
~~GALLOWAY HAMILTON TWP (ATLANTIC CO.) HAMMONTON~~
~~LINWOOD LONGPORT MARGATE~~
~~MULLICA NORTHFIELD PLEASANTVILLE~~
~~PORT REPUBLIC SOMERS POINT VENTNOR~~
~~WEYMOUTH~~
~~BERGEN COUNTY~~
~~Bergen County Dept of Health Services~~
~~Mark Guarino, MPH~~
~~Director~~
~~327 E Ridgewood Avenue~~
~~Paramus, NJ 07652-4895~~
~~201-634-2600~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~ALLENDALE ALPINE CLIFFSIDE PARK~~
~~DUMONT EAST RUTHERFORD EDGEWATER~~
~~FAIRVIEW FRANKLIN LAKES GLEN ROCK~~
~~HASBROUGH HEGHTS HAWORTH HO-HO-KUS~~
~~LITTLE FERRY LODI LYNDHURST~~
~~MAYWOOD MOONACHIE NORTH ARLINGTON~~
~~NORWOOD OAKLAND ORADELL~~
~~PARK RIDGE ROCHELLE PARK RUTHERFORD~~
~~SADDLE BROOK TETERBORO WOODCLIFF LAKE~~
~~WOODRIDGE WYCKOFF TWP~~
~~Bergenfield Health Dept~~
~~David Volpe, M.A., B.S.~~
~~Health Officer~~
~~Borough Hall~~
~~198 N. Washington Avenue~~
~~Bergenfield, NJ 07621-1395~~
~~201-387-4055 5~~
~~E-mail address: health@bergenfieldboro.com~~
~~BERGENFIELD~~
~~Closter Health Dept~~
~~Louis S. Apa~~
~~Health Officer~~
~~Municipal Building~~
~~295 Closter Dock Road Closter, NJ 07624-2697~~
~~201-784-0752~~
~~E-mail address: closter.health@verizon.net~~
~~http://www.bergenhealth.org~~
~~CLOSTER~~
~~ROCKLEIGH~~
~~DuRidge Regoinal Health Commission~~
~~Guy Stark, BS, MA, PhD~~
~~Health Officer~~
~~50 Washington Ave~~
~~Dumont, NJ 07628-3694~~
~~201-387-5028 Fax 201-387-6065~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~DUMONT RIDGEFIELD~~
~~GARFIELD RIDGEFIELD PARK TWP~~
~~MOONACHIE SADDLE RIVER~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Elmwood Park Dept of Health~~
~~Deborah Ricci, M.P.A. Health Officer~~
~~Municipal Building 182 Market Street~~
~~Elmwood Park, NJ 07407-1497~~
~~201-796-1072~~
~~E-mail address: elmwoodhealth@aol.com~~
~~http://www.bergenhealth.org~~
~~ELMWOOD PARK~~
~~HASBROUCK HEIGHTS~~
~~Englewood Health Dept~~
~~Violet P. Cherry, A.C.S.W. ,M.P.H., C.H.E.S.~~
~~Health Officer~~
~~73 South Van Brunt Street~~
~~Englewood, NJ 07631-3485~~
~~201-568-3450~~
~~E-mail address: violetpcherry@cityofenglewood.org~~
~~ENGLEWOOD~~
~~Fair Lawn Health Dept~~
~~Denise A. DePalma Farr, MA, CHES~~
~~Health Officer~~
~~Borough of Fair Lawn 8-01 Fair Lawn Avenue~~
~~Fair Lawn, NJ 07410~~
~~201-794-5327~~
~~E-mail address: health@fairlawn.org~~
~~http://www.bergenhealth.org~~
~~FAIR LAWN~~
~~Fort Lee Health Dept~~
~~Stephen S. Wielkocz, M.A~~
~~Health Officer~~
~~Memorial Health Building 309 Main Street Fort Lee, NJ 07024-4799~~
~~201-592-3590~~
~~E-mail address: s-wielkocz@fortleenj.org~~
~~http://www.bergenhealth.org~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~FORT LEE~~
~~Hackensack Health Dept~~
~~John G. Christ, M.P.A.~~
~~Health Officer~~
~~215 State Street~~
~~Hackensack, NJ 07601-5582~~
~~201-646-3965~~
~~FAX # 201-646-3989~~
~~HACKENSACK~~
~~Mid-Bergen Regional Health Commission~~
~~Carol Wagner, MS~~
~~Director~~
~~705 Kinderkamack Road~~
~~River Edge, NJ 07661~~
~~201-599-6290~~
~~BOGOTA~~
~~CARLSTADT~~
~~ENGLEWOOD CLIFFS~~
~~NEW MILFORD~~
~~RAMSEY~~
~~RIVER EDGE~~
~~SOUTH HACKENSACK TWP~~
~~TENAFLY~~
~~WALLINGTON~~
~~N.W. Bergen Regional Health Commission~~
~~Rod W. Preiss~~
~~Health Officer~~
~~22 West Prospect Street~~
~~Waldwick, NJ 07463~~
~~201-445-7217 Fax # 201-445-7219~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~HILLSDALE~~
~~MIDLAND PARK~~
~~MONTVALE~~
~~NORTHVALE OLD~~
~~TAPPAN~~
~~UPPER SADDLE RIVER~~
~~WALDWICK~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Palisades Park Health Dept~~
~~Jad Mihalinec, M.A.~~
~~Health Officer~~
~~Municipal Building~~
~~275 Broad Avenue~~
~~Palisades Park, NJ 07650-1578~~
~~201-585-4106~~
~~E-mail address: ppbdhealth@aol.com~~
~~http://www.bergenhealth.org~~
~~PALISADES PARK~~
~~Paramus Board of Health~~
~~John Hopper Health Officer~~
~~Borough Hall, Jockish Square Paramus, NJ 07652-2771~~
~~201-265-2100~~
~~E-mail address: jhopper@paramusborough.org~~
~~http://www.bergenhealth.org~~
~~MAHWAH~~
~~PARAMUS~~
~~Teaneck Dept of Health & Human Services~~
~~Wayne A. Fisher, M.A. Health Officer~~
~~Municipal Building~~
~~818 Teaneck Road~~
~~Teaneck, NJ 07666-9998~~
~~201-837-4824~~
~~E-mail address: wfisher537@aol.com~~
~~http://www.bergenhealth.org~~
~~TEANECK~~
~~Township of Washington Local Health Agency~~
~~Daniel G. Levy, M.P.A. Health Officer~~
~~350 Hudson Avenue~~
~~Twp. of Washington, NJ 07675-4798~~
~~201-666-8512~~
~~E-mail address: dglevy@bellatlantic.net~~
~~http://www.bergenhealth.org~~
~~CRESSKILL~~
~~DEMAREST~~
~~EMERSON~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~HARRINGTON PARK~~
~~RIVER VALE~~
~~WASHINGTON TWP~~
~~BURLINGTON COUNTY~~
~~Burlington County Health Dept~~
~~Robert Gogats~~
~~Health Officer, Pub Hlth Coord~~
~~Raphael Meadow Health Center 15 Pioneer Blvd., PO Box 6000 Westampton, NJ 08060-1384~~
~~609-265-5548~~
~~E-mail address: rgogats@co.burlington.nj.us~~

~~BASS RIVER TWP BEVERLY BORDENTOWN CITY~~
~~BORDENTOWN TWPBURLINGTON CITYBURLINGTON TWP~~
~~CHESTERFIELD TWP CINNAMINSON TWPDELANCO TWP~~
~~DELRAN TWPEASTAMPTON EDGEWATER PK~~
~~EVESHAM TWP FIELDSBORO FLORENCE~~
~~HAINESPORT LUMBERTON MANSFIELD (BURLINGTON CO.)~~
~~MAPLE SHADE MEDFORD LAKES MEDFORD TWP~~
~~MOORESTOWN MT HOLLY MT LAUREL~~
~~NEW HANOVER NORTH HANOVER PALMYRA~~
~~PEMBERTON PEMBERTON TWP RIVERSIDE~~
~~RIVERTON SHAMONG SOUTHAMPTON~~
~~SPRINGFIELD TWP (BURLINGTON CO.) TABERNACLE WASHINGTON TWP~~
~~(BURLINGTON CO.)~~
~~WESTAMPTON WILLINGBORO WOODLAND~~
~~WRIGHTSTOWN~~
~~CAMDEN COUNTY~~
~~Camden County Dept of Health~~
~~Jung H. Cho, V.M.D., Dr. P.H. County Health Officer~~
~~DiPiero Center, Lakeland Road PO Box 9~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Blackwood, NJ 08012-0009~~
~~856-374-6037~~
~~E-mail address: ccho@camdencounty.com~~
~~http://www.co.camden.nj.us/~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~AUDUBON AUDUBON PARK BARRINGTON~~
~~BELLMAWR BERLIN BORO BERLIN TWP~~
~~BROOKLAWNCAMDEN CHERRY HILL~~
~~CHESILHURST CLEMENTON COLLINGSWOOD~~
~~GIBBSBORO GLOUCESTER CITY GLOUCESTER TWP~~
~~HADDON HEIGHTS HADDON TWP HADDONFIELD~~
~~HI-NELLA LAUREL SPRINGS LAWNSIDE~~
~~LINDENWOLD MAGNOLIA MERCHANTVILLE~~
~~MT EPHRAIM OAKLYN PENNSAUKEN~~
~~PINE HILL PINE VALLEYRUNNEMEDE~~
~~SOMERDALE STRATFORD TAVISTOCK~~
~~VOORHEES TWP WATERFORD TWP WINSLOW TWP~~
~~WOODLYNNE~~
~~LHD Code D0400~~
~~Fax # 856-374-6034~~
~~CAPE MAY COUNTY~~
~~Cape May County Health Dept~~
~~Louis Lamanna, M.A., H.O. Pub Hlth Coord~~
~~4 Moore Road, DN 601 LHD Code D0500~~
~~Cape May Court House, NJ 08210-1601~~
~~609-465-1187 Fax #609-465-3933~~
~~E-mail address: lamann@co.cape-may.nj.us~~
~~http://www.capemaycountygov.net/~~
~~AVALON CAPE MAYCAPE MAY POINT~~
~~DENNIS TWP LOWER TWP MIDDLE TWP~~
~~NORTH WILDWOOD OCEAN CITY SEA ISLE~~
~~STONE HARBOR UPPER TWP WEST CAPE MAY~~
~~WEST WILDWOOD WILDWOOD WILDWOOD CREST~~
~~WOODBINE~~
~~CUMBERLAND COUNTY~~
~~City of Vineland Dept of Health~~
~~Louis F. Cresci, Jr., B.A. Health Officer~~
~~City Hall~~
~~640 E. Wood Street, PO Box 1508~~
~~Vineland, NJ 08360-0978~~
~~856-794-4131~~
~~E-mail address: gsartorio@vinelandcity.org http://www.salem-cumberlandhealth.org/~~
~~VINELAND~~
~~Cumberland/Salem Dept. of Health~~
~~Herbert W. Roeschke, Sr. M.S. Health Officer~~
~~790 East Commerce Street Bridgeton, NJ 08302~~
~~856-453-2150~~
~~E-mail address: hroeschke@salemco.org~~
~~http://www.salem-cumberlandhealth.org/~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~BRIDGETON COMMERCIAL TWP DEERFIELD~~
~~DOWNE TWP FAIRFIELD TWP (CUMBERLAND CO.) GREENWICH TWP (CUMBERLAND CO.)~~
~~HOPEWELL TWP (CUMBERLAND CO.) LAWRENCE TWP (CUMBERLAND CO.)~~
~~MAURICE RIVER~~
~~MILLVILLE SHILOH STOW CREEK~~
~~UPPER DEERFIELD~~
~~LHD Code D0680~~
~~Fax # 856-794-1159~~
~~LHD Code D0600~~
~~Fax # 856-453-0338~~
~~ESSEX COUNTY~~
~~Bloomfield Dept of Health~~
~~Trevor J. Weigle~~
~~Health Officer~~
~~1 Municipal Plaza~~
~~Room 111~~
~~Bloomfield, NJ 07003-3487 LHD Code D0708~~
~~973-680-4024 Fax # 973-680-4825 E-mail address: health@mail.bloomfieldtwpnj.com~~
~~http://www.co.essex.nj.us/~~
~~BLOOMFIELD CALDWELL~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~East Orange Health Dept~~
~~Attn: Rochelle Evans, Director Health Department -143 New Street~~
~~East Orange, NJ 07017-4918LHD Code D0724~~
~~973-266-5465 Fax # 973-266-5402 E-mail address:~~
~~http://www.co.essex.nj.us/~~
~~EAST ORANGE~~
~~Essex County Dept of Health~~
~~Michael Festa, Ph.D. Health Officer~~
~~120 Fairview Avenue~~
~~Cedar Grove, NJ 07009 LHD Code D0725~~
~~973-228-8152 Fax # 973-403-1754 E-mail address: ecdoh@viconet.com~~
~~http://www.co.essex.nj.us/~~
~~Essex Regional Health Commission~~
~~Robert Ferraiuolo, MPA Health Officer~~
~~2 Babcock Place~~
~~West Orange, NJ 07052~~
~~973-325-3212~~
~~E-mail address: essexrhc@aol.com~~
~~Irvington Dept of Health & Welfare~~
~~Sandra M. Harris, M.S.~~
~~Health Officer~~
~~Civic Square, Municipal Building~~
~~Irvington, NJ 07111-2497 LHD Code D0736~~
~~973-399-6647 Fax # 973-371-1489 E-mail address: Plasmodium99@yahoo.com~~
~~IRVINGTON~~
~~Livingston Health Dept~~
~~Louis E. Anello, M.E.S.~~
~~Director of Health~~
~~204 Hillside Avenue~~
~~Livingston, NJ 07039-3994~~
~~973-535-7961 Fax # 973-535-3234 E-mail address: livingstonhd@aol.com~~
~~LIVINGSTON~~
~~Maplewood Health Dept~~
~~Robert D. Roe, M.P.A.~~
~~Health Officer~~
~~574 Valley Street~~
~~Maplewood, NJ 07040-2691~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~973-762-8120 Fax # 973-762-1934~~
~~MAPLEWOOD~~
~~Montclair Health Dept~~
~~Thomas A. Restaino Dir, Hlth & Hum Srvcs~~
~~205 Claremont Avenue~~
~~Montclair, NJ 07042-3401 LHD Code D0752~~
~~973-509-4967 Fax # 973-509-1479 E-mail address: tarestaino@aol.com~~
~~http://www.co.essex.nj.us/~~
~~BELLEVILLE CEDAR GROVEGLEN RIDGE~~
~~MONTCLAIR NUTLEY VERONA WAYNE (PASSAIC CO.)~~
~~Newark Dept of Health~~
~~Marsha McGowan, M.P.H., M.A.~~
~~Health Officer~~
~~110 William Street~~
~~Newark, NJ 07102-1316 LHD Code D0756~~
~~973-733-7592 Fax # 973-733-5614 E-mail address: mcgowanm@ci.newark.nj.us~~
~~NEWARK~~
~~West Caldwell Health Dept~~
~~Peter N. Tabbot, M.P.H.~~
~~Health Officer~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Boro Hall~~
~~30 Clinton Road~~
~~West Caldwell, NJ 07006-6774~~
~~973-226-2303~~
~~E-mail address: PTabbot@aol.com~~
~~http://www.co.essex.nj.us/~~
~~FAIRFIELDWEST~~
~~CLADWELL~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~West Orange Health Dept~~
~~Joseph A. Fonzino, M.S.~~
~~Health Officer~~
~~Municipal Building~~
~~66 Main Street~~
~~West Orange, NJ 07052-5404~~
~~973-325-4124 Fax # 973-325-4005 E~~
~~ESSEX FELLS~~
~~ORANGE~~
~~WEST ORANGE~~
~~GLOUCESTER COUNTY~~
~~Gloucester County Dept of Health~~
~~Donald Benedik~~
~~Health Officer~~
~~160 Fries Mill Road~~
~~Turnersville, NJ 08012~~
~~856-262-4101 Fax #856-262-4109~~

~~CLAYTON LOGAN SWEDESBORO~~
~~DEPTFORD MANTUA EAST GREENWICH~~
~~ELK TWP FRANKLIN TWP (GLOUCESTER CO.) GLASSBORO~~
~~GREENWICH TWP (GLOUCESTER CO.) HARRISON TWP (GLOUCESTER CO.)~~
~~MONROE TWP (GLOUCESTER CO.) NATIONAL PARK~~
~~NEWFIELD PAULSBORO PITMAN~~
~~SOUTH HARRISON WASHINGTON TWP (GLOUCESTER CO.)~~
~~WENONAH WEST DEPTFORD WESTVILLE~~
~~WOODBURY WOODBURY HEIGHTS WOOLWICH~~
~~HUDSON COUNTY~~
~~Bayonne Dept of Health~~
~~Brigid Breivogel, R.N., M.S.~~
~~Health Officer~~
~~Municipal Building~~
~~630 Avenue C~~
~~Bayonne, NJ 07002-3878~~
~~201-858-6112 Fax # 201-858-6111~~
~~BAYONNE~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Harrison Board of Health~~
~~Karen Comer, M.S., C.H.E.S.~~
~~Health Officer~~
~~318 Harrison Avenue~~
~~Harrison, NJ 07029-1752~~
~~973-268-2441 Fax # 973-482-2924~~
~~HARRISON~~
~~Hoboken Health Dept~~
~~Frank S. Sasso, M.S., M.S.W.~~
~~Health Officer~~
~~124 Grand Street Hoboken, NJ 07030-4297~~
~~201-420-2365 Fax # 201-420-7862~~
~~HOBOKEN~~
~~Jersey City Division of Health~~
~~Joseph Castagna, M.S.~~
~~Health Officer~~
~~586 Newark Avenue~~
~~Jersey City, NJ 07306-2302~~
~~201-547-5545 Fax # 201-547-4848~~
~~JERSEY CITY~~
~~Kearny Dept of Health~~
~~John P. Sarnas, M.A.~~
~~Health Officer~~
~~645 Kearny Avenue Kearny, NJ 07032-2998~~
~~201-997-0600~~
~~Fax #201-997-9703~~
~~EAST NEWARK KEARNY~~
~~HUDSON CO. DIV. OF ENVIRONMENTAL HEALTH~~
~~North Bergen Health Dept~~
~~Richard J. Censullo, M.P.H.~~
~~Health Officer~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~1116 43rd Street~~
~~North Bergen, NJ 07047~~
~~201-392-2084~~
~~NORTH BERGEN~~
~~UNION CITY~~
~~Secaucus Health Department~~
~~VACANT~~
~~Health Officer~~
~~20 Centre Avenue~~
~~Secaucus, NJ 07094~~
~~201-330-2030 FAX 201-330-8352~~
~~SECAUCUS~~
~~West New York Health Dept~~
~~Vincent A. Rivelli, M.S.~~
~~Health Officer~~
~~428 — 60th Street, Room 31 West New York, NJ 07093~~
~~201-295-5070~~
~~Fax # 201-869-1715~~
~~GUTTENBERG~~
~~WEEHAWKEN~~
~~WEST NEW YORK~~
~~HUNTERDON COUNTY~~
~~Hunterdon County Dept of Health~~
~~John Beckley, M.P.H.~~
~~Health Officer~~
~~County Complex, Building #7 Route 12 — PO Box 2900~~
~~Flemington, NJ 08822-1396~~
~~908-788-1351~~
~~Fax # 908-782-7510~~
~~ALEXANDRIA TWP BETHLEHAM TWP BLOOMSBURY~~
~~CALIFON CLINTON TOWN CLINTON TWP~~
~~DELAWARE TWP EAST AMWELL TWP FLEMINGTON~~
~~FRANKLIN TWP (HUNTERDON CO.) FRENCHTOWN GLEN GARDNER~~
~~HAMPTON BORO (HUNTERDON CO.) HIGH BRIDGE HOLLAND~~
~~KINGWOOD LAMBERTVILLE LEBANON~~
~~LEBANON TWP MILFORD RARITAN TWP~~
~~READINGTON TWP STOCKTON TEWKSBURY~~
~~UNION TWP WEST AMWELL TWP~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~MERCER COUNTY~~
~~East Windsor Township Health Department~~
~~Patricia A. Hart, RS MPH~~
~~Health Officer~~
~~Municipal Building~~
~~16 Lanning Boulevard~~
~~East Windsor, NJ 08520-1999~~
~~609-443-4000 Fax # 609-443-8030~~
~~EAST WINDSOR TWP~~
~~HIGHTSTOWN BORO~~
~~EWING TWP~~
~~Hamilton Township Division of Health~~
~~Jeffrey J. Plunkett, B.A., M.Ed. Health Officer~~
~~2100 Greenwood Avenue~~
~~PO Box 00150~~
~~Hamilton, NJ 08650-1050~~
~~609-890-3820~~
~~E-mail address: jplunkett@hamiltonnj.com~~
~~http://www.hamiltonnj.com/index.htm~~
~~HAMILTON TWP~~
~~Hopewell Township Health Dept~~
~~Gary A. Guarino~~
~~Health Officer~~
~~201 Washington Crossing-Pennington Rd Titusville, NJ 08560-1410~~
~~609-737-0120~~
~~FAX # 609-737-1022~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~HOPEWELL BORO~~
~~HOPEWELL TWP~~
~~PENNINGTON BORO~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Princeton Regional Health Commission~~
~~William J Hinshillwood, MA~~
~~Health Officer~~
~~Borough Hall~~
~~1 Monument Drive, PO Box 390 Princeton, NJ 08542~~
~~609-497-7610~~
~~E-mail address: dhenry@princetonboro.org~~
~~PRINCETON BORO~~
~~PRINCETON TWP~~
~~Lawrence Township Health Department~~
~~Carol Chamberlain~~
~~Health Officer~~
~~PO Box 6006~~
~~2207 Lawrenceville Road~~
~~Lawrenceville, New Jersey 08648-3198~~
~~609-844-7089 Fax # 609-884-5324~~
~~LAWRENCE TWP~~
~~City of Trenton — Dept of Health & Human Services, DOH~~
~~Richard D. Salter, M.A.~~
~~Health Officer~~
~~222 East State Street~~
~~Trenton, NJ 08608-1866~~
~~609-989-3636~~
~~TRENTON~~
~~West Windsor Township Health Dept~~
~~Robert Hary, M.A., M.B.A. Health Officer~~
~~PO Box 38~~
~~271 Clarksville Road~~
~~Princeton Junction, NJ 08550-0038~~
~~609-799-2400 FAX # 609-799-2044~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~WASHINGTON TWP~~
~~WEST WINDSOR TWP~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~MIDDLESEX COUNTY~~
~~Edison Dept of Health & Human Resources~~
~~John O. Grun, M.S.~~
~~Health Officer~~
~~Municipal Complex~~
~~100 Municipal Boulevard Edison, NJ 08817-3353~~
~~732-248-7290~~
~~E-mail address: health@edisonnj.org~~
~~www.edisonnj.org~~
~~EDISON~~
~~Middle-Brook Regional Health Commission~~
~~Kevin G. Sumner, M.P.H. Health Officer~~
~~Boro Hall~~
~~1200 Mountain Avenue Middlesex, NJ 08846-1200~~
~~732-356-8090 FAX # 732-356-7954~~
~~BOUND BROOK (SOMERSET CO.)~~
~~GREEN BROOK TWP (SOMERSET CO.)~~
~~MIDDLESEX BORO~~
~~SOUTH BOUND BROOK (SOMERSET CO.)~~
~~WARREN TWP (SOMERSET CO.)~~
~~WATCHUNG (SOMERSET CO.)~~
~~Middlesex County Public Health Dept~~
~~Bernard G Mihalko~~
~~Director~~
~~35 Oakwood Avenue~~
~~Edison, NJ 08837~~
~~732-745-3100~~

~~CARTERET CRANBURY DUNELLEN~~
~~EAST BRUNSWICK HELMETTA HIGHLAND PARK~~
~~JAMESBURG METUCHEN MILLTOWN~~
~~MONROE TWP (MIDDLESEX CO.) NEW BRUNSWICK NORTH BRUNSWICK~~
~~OLD BRIDGE PERTH AMBOY PLAINSBORO~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~SAYREVILLE SOUTH AMBOY SOUTH PLAINFIELD~~
~~SOUTH RIVER SPOTSWOOD~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Piscataway Township Health Dept~~
~~Andrew C. Simpf, Jr., M.A.~~
~~Health Officer~~
~~455 Hoes Lane~~
~~Piscataway, NJ 08854-5097~~
~~732-562-2323 Fax # 732-743-2500~~
~~PISCATAWAY~~
~~South Brunswick Health Dept~~
~~Stephen J. Papenberg Health Officer~~
~~Ridge Road/Route 522 PO Box 190~~
~~Monmouth Junction, NJ 08852-0190~~
~~732-329-4000 x 237~~
~~ROCKY HILL (SOMERSET CO.)~~
~~SOUTH BRUNSWICK~~
~~Woodbridge Twp Dept of Hlth & Hum Srvs~~
~~Patrick O Hanson~~
~~Health Officer~~
~~2 George Frederick Plaza~~
~~Woodbridge, NJ 07095 LHD Code D1278~~
~~732-855-0600 x 5025 Fax # 732-855-0944~~
~~WOODBRIDGE~~
~~MONMOUTH COUNTY~~
~~Colts Neck Township Health Dept~~
~~William McBride~~
~~Health Officer~~
~~124 Cedar Drive~~
~~Colts Neck, NJ 07722-0249~~
~~732-462-5470~~
~~COLTS NECK~~
~~Freehold Area Health Department~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~R. Chadwick Taylor, MBA~~
~~Health Officer~~
~~1 Municipal Plaza~~
~~Freehold, NJ 07728-3099~~
~~732-294-2060 FAX # 732-462-2340~~
~~FREEHOLD BORO~~
~~FREEHOLD TWP~~
~~MILLSTONE~~
~~UPPER FREEHOLD~~
~~Hazlet-Aberdeen Health Dept~~
~~Robert N. Scapicio, M.A.~~
~~Health Officer~~
~~3400 State Highway 35~~
~~Suite 9~~
~~Hazlet, NJ 07730-0371~~
~~732-264-5541 Fax # 732-264-0659~~
~~ABERDEEN~~
~~HAZLET~~
~~Long Branch Dept of Health~~
~~David Roach, M.P.H. Health Officer~~
~~344 Broadway~~
~~Long Branch, NJ 07740-6938~~
~~732-571-5665~~
~~LONG BRANCH~~
~~Manalapan Township Dept of Health~~
~~W. David Richardson, M.P.H. Health Officer~~
~~120 Route 522~~
~~Manalapan, NJ 07726-3497~~
~~732-446-8345~~
~~E-mail address: health@twp.manalapan.nj.us~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~MANALAPAN~~
~~Matawan Regional Department of Health~~
~~Alan C. Hopper~~
~~Health Officer~~
~~145 Borad Street~~
~~Matawan, New Jersey 07748~~
~~732-566-0740 Fax # 732-566-7283~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~HOLMDEL~~
~~KEANSBURG~~
~~KEYPORT~~
~~MATAWAN~~
~~Middletown Township Health Dept~~
~~Stephen L. McKee~~
~~Health Officer~~
~~Johnson Gill Annex Building 1 Kings Highway~~
~~Middletown, NJ 07748-2594~~
~~732-615-2095~~
~~E-mail address: smckee@middletownnj.org~~
~~MIDDLETOWN~~
~~Monmouth County Health Dept~~
~~Lester W. Jargowsky, M.P.H. Pub Hlth Coord~~
~~3435 Highway 9 Freehold, NJ 07728-2850~~
~~732-431-7456~~
~~E-mail address: ljargows@co.monmouth.nj.us~~
~~ALLENTOWN BORO ASBURY PARK CITY ATL HIGHLANDS BORO~~
~~AVON-BY-THE-SEA BORO BELMAR BORO BOROUGH OF LAKE COMO~~
~~BRADLEY BEACH BORO ENGLISHTOWN BORO FARMINGDALE BORO~~
~~HOWELL TWP MANASQUAN MARLBORO TWP~~
~~MATAWAN MILLSTONE TWP NEPTUNE CITY~~
~~NEPTUNE TWP OCEANPORT ROOSEVELT BORO~~
~~SEA GIRT BORO SPRING LAKE BORO UNION BEACH~~
~~WALL TWP~~

~~Monmouth Cty Reg Health Commission # 1~~
~~Sidney B. Johnson, Jr., M.S., MBA Health Officer~~
~~1540 West Park Avenue~~
~~Suite 1~~
~~Ocean Twp, NJ 07712~~
~~732-493-9520~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~E-mail address: IPPY2@IX.NETCOM.COM~~

~~ALLENHURST BRIELLE DEAL~~
~~EATONTOWN FAIR HAVEN HIGHLANDS~~
~~HOLMDEL INTERLAKEN KEANSBURG~~
~~KEYPORT LITTLE SILVER LOCH ARBOR VILLAGE~~
~~MONMOUTH BEACH OCEAN TWP (MONMOUTH CO.) RED BANK~~
~~RUMSON SEA BRIGHT SHREWSBURY~~
~~SPRING LAKE HEIGHTS SREWSBURY TWP TINTON FALLS~~
~~WEST LONG BRANCH~~
~~Red Bank Health Department~~
~~Frederick A Riehart~~
~~Health officer~~
~~90 Monmouth Street, Box 868~~
~~Red Bank, New Jersey 07701~~
~~732-530-2754~~
~~FAIRHAVEN RED BANK~~
~~LITTLE SILVERRUMSON~~
~~MORRIS COUNTY~~
~~Denville Division of Health~~
~~Herbert J Yardley, MA~~
~~Health Officer~~
~~1 Saint Mary’s Place Denville, NJ 07834-2199~~
~~973-625-8305 FAX 973-627-8371~~
~~DENVILLE~~
~~Dover Health Dept~~
~~Donald N. Costanzo, M.A., M.P.A.~~
~~Health Officer~~
~~37 North Sussex Street, Box 798~~
~~Dover, NJ 07802-0798~~
~~973-366-2200 ext. 120 Fax. 973-328-6604~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~DOVER~~
~~East Hanover Health Dept~~
~~Peter Summers, MA~~
~~Health Officer~~
~~411 Ridgedale Avenue~~
~~East Hanover, NJ 07936-1487~~
~~973-428-3035 E-mail address:chanover@interactive.net~~
~~Fax # 973-428-2986~~
~~Website: http://www.easthanovertownship.com~~
~~EAST HANOVER TWP~~
~~ROSELAND BORO (ESSEX CO.)~~
~~Township of Hanover Health Dept~~
~~George Van Orden, PhD~~
~~Health Officer~~
~~1000 Route 10, PO Box 250~~
~~Whippany,, NJ 07981-0250~~
~~973-428-2484 E-mail address:van122w@wonder.em.ede.gov~~
~~HARDING TWP MORRIS TWP~~
~~HANOVER TWP~~
~~Jefferson Township Health Dept~~
~~Cindee DeGennaro, M.A. Health Officer~~
~~1033 Weldon Road~~
~~Lake Hopatcong, NJ 07849-0367~~
~~973-697-1500 FAX: 973-697-8090~~
~~JEFFERSON TWP~~
~~Borough of Kinnelon Health Department~~
~~Calliope C. Alexander, MA, BS~~
~~Health Officer~~
~~Municipal Building, 130 Kinnelon Road~~
~~Kinnelon, New Jersey 07405~~
~~973-838-5403 fax 973-838-1862~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~KINNELON~~
~~Lincoln Park Health Dept~~
~~Pasquale A. Pignatelli, Jr., M.P.A.~~
~~Health Officer~~
~~34 Chapel Hill Road~~
~~Lincoln Park, NJ 07035-1998~~
~~973-694-6306 Fax # 973-628-9512~~
~~BOONTON TWP~~
~~LINCOLN PARK~~
~~RIVERDALE~~
~~Madison Boro Board of Health~~
~~John Theese, M.S.~~
~~Health Officer~~
~~28 Walnut Street~~
~~Madison, NJ 07940-2592~~
~~973-593-3079~~
~~CHATHAM BORO CHATHAM TWP FLORHAM PARK BORO~~
~~LONG HILL TWP MADISON BORO MINE HILL TWP~~
~~MORRIS PLAINS BORO MOUNT ARLINGTON BORO VICTORY GARDEN BORO~~
~~Montville Township Health Dept~~
~~John A. Wozniak, Jr., M.E.H. Health Officer~~
~~195 Changebridge Road~~
~~Montville, NJ 07045-9498~~
~~973-331-3316 FAX 973-402-0787~~
~~MONTVILLE~~
~~MOUNTAIN LAKES~~
~~Morris County Office of Health Management~~
~~Howard Steinberg~~
~~Health Officer~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~200 South Street PO Box 914~~
~~Morristown, NJ 07963-0914~~
~~973-292-6707 FAX# 973-292-6730~~
~~MORRISTOWN~~
~~Mt. Olive Township Health Dept~~
~~Frank P. Wilpert~~
~~Dir, Hlth, Welf & San~~
~~Route 46, PO Box 450 Budd Lake, NJ 07828-3200~~
~~973-691-0900 FAX # 973-691-7681~~
~~MT OLIVE~~
~~Parsippany Health Dept~~
~~P. Wayne Croughn~~
~~Health Officer~~
~~Municipal Building~~
~~1001 Parsippany Blvd~~
~~Parsippany, NJ 07054-1222~~
~~973-263-7160 Fax # 973-299-1349~~
~~PARSIPPANY-TROY HILLS~~
~~Pequannock Township Board of Health~~
~~Peter Correale~~
~~Health Officer~~
~~530 Newark-Pompton Turnpike~~
~~Pompton Plains, NJ 07444-1799~~
~~973-835-5700 x 128 Fax # 973-835-4328~~
~~BLOOMINGDALE (PASSAIC CO.)~~
~~BUTLER BORO~~
~~PEQUANNOCK~~
~~Randolph Township Board of Health~~
~~Clement R. Ferdinando, M.P.H.~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Health Officer~~
~~502 Millbrook Avenue~~
~~Randolph, NJ 07869-3799~~
~~973-989-7050 Fax # 973-989-7076~~
~~http://www.gti.net/randolph/~~
~~RANDOLPH ROCKAWAY BORO~~
~~Rockaway Township Health Dept~~
~~Steven C. Levinson, M.S.~~
~~Health Officer~~
~~65 Mt. Hope Road~~
~~Rockaway, NJ 07866-1699~~
~~973-983-2848 Fax # 973-983-2497~~
~~BOONTON BORO CHESTER TWP~~
~~ROCKAWAY TWP~~
~~Roxbury Township Health Department~~
~~Frank A. Grisi~~
~~Health Officer~~
~~72 Eyland Avenue~~
~~Succasunna, NJ 07876-1622~~
~~973-448-2028 Fax # 973-252-6079~~
~~E-mail address: grisif@roxburynj.us~~
~~ROXBURY WHARTON BORO~~
~~Washington Township Health Dept~~
~~Cristianna Cooke-Gibbs, M.P.H. Health Officer~~
~~43 Schooley’s Mountain Road~~
~~Long Valley, NJ 07853~~
~~908-876-3650 Fax # 908-876-5138~~
~~WASHINGTON TWP~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~OCEAN COUNTY~~
~~Long Beach Island Health Dept~~
~~Timothy J. Hilferty~~
~~Health Officer~~
~~11601 Long Beach Boulevard~~
~~Haven Beach, NJ 08008-3661~~
~~609-492-1212 Fax # 609-492-9215~~
~~BARNEGAT LIGHT LONG BEACH~~
~~BEACH HAVEN SHIP BOTTOM~~
~~HARVEY CEDARS SURF CITY~~
~~Ocean County Health Dept~~
~~Joseph Przywara, B.A.~~
~~Pub Health Coordinator~~
~~175 Sunset Avenue PO Box 2191~~
~~Toms River, NJ 08754-2191~~
~~732-341-9700 FAX 732-341-4467~~
~~E-mail address: OCHD@americom.net~~
~~Website: http://www.ochd.org~~
~~BARNEGAT TWP BAY HEAD BEACHWOOD~~
~~BERKELEY TWP BRICK TWP DOVER TWP~~
~~EAGLESWOOD TWP ISLAND HEIGHTS JACKSON TWP~~
~~LAKEHURST LAKEWOOD~~
~~LAVALLETTE LITTLE EGG HARBOR TWP MANCHESTER~~
~~MANTOLOKING OCEAN GATE OCEAN TWP~~
~~PINE BEACH POINT PLEASANT~~
~~POINT PLEASANT BEACH S. TOMS RIVER SEASIDE HEIGHTS~~
~~SEASIDE PARK STAFFORD TUCKERTON~~
~~LACEY TWP PLUMSTEAD~~
~~PASSAIC COUNTY~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Bloomingdale – See Pequannock (MORRIS CO)~~
~~Wanaque – See Pequannock (MORRIS CO)~~
~~Wayne – See Montclair (ESSEX CO)~~
~~Clifton Board of Health~~
~~Albert Greco, MA~~
~~Health Officer~~
~~900 Clifton Avenue~~
~~Clifton, NJ 07013-2705~~
~~973-470-5763 FAX 973-470-5768~~
~~E-mail address: agrecol@worldnet.att.net~~
~~CLIFTON~~
~~Township of Little Falls Health Department~~
~~John M. Festa, MA~~
~~Health Officer~~
~~Municipal Annex~~
~~35 Stevens Avenue~~
~~Little Falls, New Jersey 07424~~
~~973-256-0170 FAX 973-890-4501~~
~~LITTLE FALLS~~
~~SOUTH ORANGE (ESSEX CO.)~~

~~PASSAIC~~
~~Passaic City Health Dept~~
~~Henry C McCafferty~~
~~Health Officer~~
~~City Hall~~
~~330 Passaic Street~~
~~Passaic, NJ 07055-5814~~
~~973-365-5603 FAX 973-365-5582~~
~~PASSAIC~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Passaic County Dept of Health~~
~~John J. Ferraioli~~
~~Health Officer~~
~~Administrative Bldg, Annex Rm 201~~
~~317 Pennsylvania Avenue~~
~~Paterson, NJ 07503-1788~~
~~973-881-4396 fax 973-225-0222~~
~~Email address: jfpedh@intercall.com~~
~~Paterson Division of Health~~
~~Joseph J. Surowiec~~
~~Health Officer~~
~~176 Broadway~~
~~Paterson, NJ 07505-1198~~
~~973-881-6922 FAX # 973-279-7511~~
~~E-mail address: mosses@interactive.net~~
~~HALEDON PROSPECT PARK~~
~~HAWTHORNE TOTOWA~~
~~NORTH HALEDON WEST PATERSON~~
~~PATERSON~~
~~Ringwood Health Dept~~
~~Christopher Chapman, M.P.H.~~
~~Health Officer~~
~~60 Margaret King Avenue~~
~~Ringwood, NJ 07456-1703~~
~~973-962-7079 Fax # 973-962-6028~~
~~RINGWOOD~~
~~WANAQUE~~
~~West Milford Township Health Dept~~
~~Kenneth R. Hawkswell, M.P.H.~~
~~Health Officer~~
~~1480 Union Valley Road~~
~~West Milford, NJ 07480-1303~~
~~973-728-2720~~
~~POMPTON LAKES~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~WEST MILFORD~~
~~SALEM COUNTY~~
~~Salem Co. Dept of Health~~
~~Lawrence P. Devlin, Jr., M.P.A., R.S., CSW~~
~~Health Officer~~
~~98 Market Street~~
~~Salem, NJ 08079-1995~~
~~609-935-7510 Fax # 609-935-8483~~

~~ALLOWAY CARNEYS POINT ELMER~~
~~ELSINBORO TWP LOWER ALLOWAYS MANNINGTON~~
~~OLDMANS PENNS GROVE PENNSVILLE~~
~~PILESGROVE PITTSGROVE QUINTON~~
~~SALEM UPPER PITTSGROVE WOODSTOWN~~
~~SOMERSET COUNTY~~
~~Bround Brook – See Middle Brook (MIDDLESEX CO.)~~
~~Green Brook – See Middle Brook (MIDDLESEX CO.)~~
~~Rocky Hill – See S. Brunswick (MIDDLESEX CO.)~~
~~South Bround Brook – See Middle Brook (MIDDLESEX CO.)~~
~~Warren Twp – See Middle Brook (MIDDLESEX CO.)~~
~~Watchung – See Middle Brook (MIDDLESEX CO.)~~
~~Bernards Township Health Dept~~
~~Lucy A. Forgione, M.S.~~
~~Health Officer~~
~~262 South Finley Avenue~~
~~Basking Ridge, NJ 07920-1418~~
~~908-204-3070 FAX 908-204-3075~~
~~CHESTER BORO (MORRIS CO.) FAR HILLS~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~BEDMINSTER BERNARDS BERNARDSVILLE~~
~~MENDHAM BORO (MORRIS CO.)~~
~~MENDHAM TWP (MORRIS CO.) PEAPACK-GLADSTONE~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Branchburg Township Health Dept~~
~~Leonard H. Williams, MPA, REHS/RS~~
~~Health Officer~~
~~Branchburg Township Department of Health~~
~~34 Kenbury Road~~
~~Somersville, NJ 08876~~
~~908-526-1300 x 215, FAX # 908-704-1214~~
~~E-mail address: bburg@superlink.com~~
~~BRANCHBURG~~
~~Bridgewater Township Health Dept~~
~~Richard N Martini, MPH.~~
~~Health Officer~~
~~700 Garretson Road~~
~~PO Box 6300~~
~~Bridgewater, NJ 08807-0300~~
~~908-725-5750~~
~~website: http://www.bcbex.net/bridgewater~~
~~BRIDGEWATER~~
~~Franklin Township Health Dept~~
~~Walter P. Galanowsky, M.P.H.~~
~~Health Officer~~
~~935 Hamilton Street Somerset, NJ 08873-3697~~
~~732-873-2500 x 377 FAX # 732-214-0969~~
~~FRANKLIN TWP~~
~~Hillsborough Township Health Dept~~
~~Glen Belnay, Ph.D.~~
~~Health Officer~~
~~379 South Branch Road Hillsborough, NJ 08844~~
~~908-369-5652 fax 908-369-8565~~
~~HILLSBOROUGH MILLSTONE BORO~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Montgomery Township Health Dept~~
~~David A. Henry, M.P.H.~~
~~Health Officer~~
~~Municipal Building~~
~~2261 Van Horne Road — Route 206~~
~~Belle Mead, NJ 08502-4012~~
~~908-359-8211 x245 Fax # 908-359-4308~~
~~E-mail address: monthealth@aol.com~~
~~MONTGOMERY~~
~~North Plainfield Health Department~~
~~Herbert W. Roesehke, Sr., M.S.~~
~~Health Officer~~
~~263 Somerset Street~~
~~North Plainfield, New Jersey 07060~~
~~908-769-2907, Fax # 908-769-6499~~
~~NORTH PLAINFIELD~~
~~Somerset County Health Dept~~
~~John A. Horensky, M.S.~~
~~Health Officer~~
~~County Admin. Bldg.,~~
~~20 Grove Street PO Box 3000~~
~~Somerville, NJ 08876-1262~~
~~908-231-7155 Fax 908-704-8042~~
~~Somerville Health Dept~~
~~Steve Krajewski, M.P.H.~~
~~Health Officer~~
~~25 West End Avenue Municipal Building~~
~~Someville, NJ 08876-0399~~
~~908-704-6980 Fax # 908-704-8042~~
~~E-mail address: skraj@njpha.org~~
~~Website: http://www.njpha.org~~
~~MANVILLE RARITAN SOMERVILLE~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~SUSSEX COUNTY~~
~~Borough of Hopatcong~~
~~Carl Sever, B.A.,~~
~~Health Officer~~
~~Municipal Building~~
~~111 River Styx Road~~
~~Hopatcong, NJ 07843-1535~~
~~973-770-1200 143 Fax # 973-398-3650~~
~~HOPATCONG~~
~~Sparta Health Dept~~
~~Ralph J. D’Aries, R.S., M.A.~~
~~Health Officer~~
~~65 Main Street~~
~~Sparta, NJ 07871-1986~~
~~973-729-6174~~
~~FRANKLIN BORO~~
~~HARDYSTOWN~~
~~OGDNESBURG~~
~~SPARTA~~
~~STANHOPE~~
~~Sussex Cty Dept of Health, Public Safety & Senior Srvs~~
~~Philip Morlock~~
~~Administrator~~
~~127 Morris Turnpike~~
~~Newton, NJ 07860-7860~~
~~973-579-0370 Fax #973-948-2593~~
~~ANDOVER BORO LAFAYETTE~~
~~ANDOVER TWP MONTAGUE~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~BRANCHVILLE~~
~~BYRAM FRANKFORD FREDON~~
~~GREEN TWP HAMBURG~~
~~NEWTON~~
~~SANDYSTON STILLWATER SUSSEX~~
~~WALPACK WANTAGE HAMPTON~~
~~Vernon Township Board of Health~~
~~Gene S. Osias, M.S.W.~~
~~Health Officer~~
~~Municipal Center, 21 Church Street~~
~~PO Box 340~~
~~Vernon, NJ 07462-0340~~
~~973-764-4055 Fax 973-764-4055~~
~~VERNON~~
~~UNION COUNTY~~
~~Clark Health Dept~~
~~Nancy A. Ogonowski, M.P.H.~~
~~Health Officer~~
~~430 Westfield Avenue~~
~~Clark, NJ 07066~~
~~732-388-3600 x 3045 Fax # 732-388-1268~~
~~CLARK~~
~~Township of Cranford Department of Health~~
~~Warren J Hehl, MPA~~
~~Health Officer~~
~~8 Springfield Avenue~~
~~Cranford, NJ 07016-2199~~
~~908-709-7238 Fax# 908-276-7664~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~CRANFORD~~
~~Elizabeth Dept. of Health & Human Services~~
~~John N. Surmay~~
~~Health Officer~~
~~City Hall of Elizabeth G-12~~
~~50 Winfield Scott Plaza~~
~~Elizabeth, NJ 07201-2462~~
~~908-820-4060 Fax # 908-820-4290~~
~~ELIZABETH~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Linden Board of Health~~
~~Nancy Koblis~~
~~Health Officer~~
~~City Hall~~
~~301 North Wood Avenue~~
~~Linden, NJ 07036-4296 LHD Code D2032~~
~~908-474-8409 Fax # 908-474-8418~~
~~LINDEN ROSELLE~~
~~City of Plainfield Health Department~~
~~Ruby Hodge, MS, MA~~
~~Health Officer~~
~~510 Watchung Avenue, PO Box 431~~
~~Plainfield, New Jersey 07061- 0431~~
~~E-mail Address: jdipane@plainfield.com~~
~~Website: http://www.plainfield.com~~
~~PLAINFIELD~~
~~Rahway Health Department~~
~~Anthony D. Deige~~
~~Health Officer~~
~~1 City Hall Avenue~~
~~Rahway, NJ 07065-3930~~
~~732-827-2081 Fax # 732-381-7668~~
~~HILLSIDE~~
~~RAHWAY~~
~~WINFIELD TWP~~
~~SCOTCH PLAINS~~
~~Summit Health Department~~
~~Stuart B. Palfreyman, B.S.E.H., M.S.E.H., R.S.~~
~~Health Officer~~
~~512 Springfield Avenue~~
~~Summit, NJ 07901-3682~~
~~908-522-3614 Fax # 908-277-0185~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~BERKELEY HEIGHTS~~
~~NEW PROVIDENCE~~
~~SUMMIT~~
~~Township of Union Department of Health~~
~~Dennis V. SanFilippo, MPA~~
~~Health Officer~~
~~Municipal Building~~
~~1976 Morris Avenue~~
~~Union, NJ 07083-1894~~
~~908-851-8507 Fax # 908-851-4673~~
~~UNION~~
~~KENILWORTH~~
~~Westfield Regional Health Dept~~
~~Robert M. Sherr, M.A. Health Officer~~
~~Municipal Building~~
~~425 East Broad Street~~
~~Westfield, NJ 07090-2197~~
~~908-789-4070~~
~~E-mail address: health@westfieldnj.net~~
~~http://www.westfieldnj.net/health~~
~~FANWOOD~~
~~GARWOOD~~
~~MOUNTAINSIDE~~
~~ROSELLE PARK~~
~~SPRINGFIELD~~
~~WESTFIELD~~
~~WARREN COUNTY~~
~~Warren County Health Dept~~
~~John Hawk, MPA~~
~~Health Officer~~
~~315 W. Washington Avenue~~
~~Washington, NJ 07882-2153~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~908-689-6693 Fax # 908-689-3832~~
~~E-mail address: hawkjohn@njlincs.net~~
~~ALLAMUCHY ALPHA BELVIDERE~~
~~BLAIRSTOWN FRANKLIN TWP (WARREN CO.) FREINGHUYSEN~~
~~GREENWICH TWP (WARREN CO.) HACKETTSTOWN HARDWICK~~
~~HARMONY HOPE INDEPENDENCE~~
~~KNOWLTON LIBERTY LOPATCONG~~
~~MANSFIELD (WARREN CO.) OXFORD PHILLPSBURG~~
~~POHATCONG WASHINGTON BORO (WARREN CO.) WASHINGTON TWP (WARREN CO.)~~
~~WHITE TWP~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

B.4.9 Mental Health/Substance Abuse Screening Tools

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

☐	Americhoice	☐	Amerigroup	☐	Horizon ~~Mercy~~NJ Health	☐	Health Net	☐	University Health Plans
Well-Being Screening Tool
For Adolescents & Adults
Patient Problem Questionnaire

Patient Name:	Date Completed:

Member ID#:	PCP Name:

The purpose of this questionnaire is to identify problems your doctor may be able to help you with.
Please answer all questions by checking one box per question.

During the past month generally (questions 1-11):	YES	NO

1. Have you been feeling tired or have low energy?

2. Have you been having trouble sleeping (Too much or too little)?

3. Have you been feeling sad, hopeless, or unusually happy?

4. Have you been feeling bad about yourself that you are a failure or have let yourself or your family down?

5. Have you been having trouble concentrating on things, such as watching TV, reading the newspaper, or reading a book?

6. Have you been feeling on edge, nervous?

7. Have your eating patterns or appetite changed?

8. Have you been trying not to gain weight (making yourself vomit, taking excessive laxatives, or exercising more than an hour per day)?

9. Have you felt sudden fear or panic for no obvious reason?

10. Have you been having thoughts that you would be better off dead, or of hurting yourself?

11. Are you troubled by being unable to control your anger or by having thoughts about hurting others?

12. Have you

a. Ever felt you ought to cut down on your drinking or drug use?

b. Ever felt annoyed by people who comment on your drinking or drug use?

c. Ever felt bad or guilty about your drinking or drug use?

d. Ever had a drink or used drugs first thing in the morning to steady your nerves or get rid of a hangover (eye opener)?

13. Do you have any other concerns about your well-being? Please Explain

14. Have you ever sought treatment for any of the above problems for which you checked yes?

15. If you checked yes to any of the above questions, how difficult have these problems made it for you to do your work, go to school, take care of things at home or get along with other people?
Not Difficult At All Somewhat Difficult Very Difficult Extremely Difficult

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

B.4.11 Special Child Health Services Network
The contractor shall utilize the following DHSS website to access an updated list of special Child Health Services County Case Management Units:
http://www.state.nj.us/health/fhs/sccasemg.htm
~~The following pages list special child health services network agencies by provider type.~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~NEW JERSEY DEPARTMENT OF HEALTH AND SENIOR SERVICES~~
~~SPECIAL CHILD, ADULT AND EARLY INTERVENTION SERVICES~~
~~County Case Management Units~~
~~Atlantic County SCHS Case Management Unit~~
~~Department. Of Intergenerational Services~~
~~101 South Shore Road~~
~~Northfield, NJ 08225-2320~~
~~609-645-77010 Ext. 4358~~
~~Fax # 609-645-5907~~
~~Bergen County SCHS-Case Management Unit~~
~~Bergen County Dept. of Health Services~~
~~327 Ridgewood Avenue, Second Floor~~
~~Paramus, NJ 07652-4895~~
~~(201) 634-2620~~
~~Fax # (201) 599-8947~~
~~Burlington County SCHS-Case Management Unit~~
~~Community Nursing Services~~
~~Raphael Meadow Health Center~~
~~P.O. Box 287 Woodlane Road~~
~~Mount Holly, NJ 08060-0287~~
~~(609) 267-1950 Ext. 42882~~
~~Fax # (609) 702-0541~~
~~Camden County SCHS-Case Management Unit~~
~~Camden County Division of Health~~
~~Jefferson House — Lakeland Road, PO Box 9~~
~~Blackwood, NJ 08012-0009~~
~~(856) 374-6021 or (800) 999-9045~~
~~Fax # (856) 374-9734~~
~~Cape May County SCHS-Case Management Unit~~
~~Cape May Dept. of Health~~
~~6 Moore Rd. Crest Haven Complex~~
~~Cape May Court House, NJ 08210-3067~~
~~(609) 465-1203~~
~~Fax # (609) 463-3527~~
~~Cumberland County SCHS-Case Management Unit~~
~~Cumberland County Dept. of Health~~
~~790 East Commerce Street~~
~~Bridgeton, NJ 08302-2293~~
~~(856) 453-2154~~
~~Fax # (856) 453-0338~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Essex County SCHS-Case Management Unit~~
~~County of Essex Department of Health and Rehabilitation~~
~~Division of Community Health Services~~
~~Unit of Special Child, Adult and Early Intervention Services~~
~~160 Fairview Ave. Rawson Hall, Bldg. #37~~
~~Cedar Grove, NJ 07009~~
~~(973) 857-4663 or 857-4745~~
~~Fax # (973) 857-5163~~
~~Gloucester County SCHS-Case Management Unit~~
~~Gloucester County Health Department~~
~~160 Fries-Mill Road~~
~~Turnersville, NJ 08012-2496~~
~~(856) 262-4100 (Ext. 4157)~~
~~Fax # (856) 629-0469~~
~~Hudson County SCHS-Case Management Unit~~
~~Jersey City Medical Center~~
~~50 Baldwin Avenue, Dept. 2124~~
~~12 th Floor Clinic Bldg.~~
~~Jersey City, NJ 07304-3199~~
~~(201) 915-2514~~
~~Fax # (201) 915-2565~~
~~Hunterdon County SCHS-Case Management Unit~~
~~Hunterdon Medical Center~~
~~2100 Wescott Drive~~
~~Flemington, NJ 08822-9238~~
~~(908) 788-6399~~
~~Fax # (908) 788-6581~~
~~Mercer County SCHS-Case Management Unit~~
~~Sypek Center~~
~~129 Bull Run Road~~
~~Pennington, NJ 08534~~
~~(609) 730-4152 or (609) 730-4151~~
~~Fax # (609) 730-4154~~
~~Middlesex County SCHS-Case Management Unit~~
~~Middlesex County Department of Health~~
~~75 Bayard Street — 5 th Floor~~
~~New Brunswick, NJ 08901~~
~~(732) 745-3100~~
~~Fax # (732) 296-7990~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Monmouth County SCHS-Case Management Unit~~
~~Monmouth County — Special Child Health/Early Intervention~~
~~141 Bodman Place~~
~~Red Bank, NJ 07701~~
~~(732) 224-6950~~
~~Fax # (732) 747-4404~~
~~Morris County SCHS-Case Management Unit~~
~~Morristown Memorial Hospital~~
~~100 Madison Avenue, Box 99~~
~~Morristown, NJ 07960-6095~~
~~(973) 971-4155~~
~~Fax # (973) 290-7358~~
~~Ocean County SCHS-Case Management Unit~~
~~Ocean County Department of Health~~
~~PO Box 2191~~
~~Sunset Avenue~~
~~Toms River, NJ 08754-2191~~
~~(732) 341-9700 Ext. 7602~~
~~Fax # (732) 341-5461~~
~~Passaic County SCHS-Case Management Unit~~
~~Catholic Family and Community Services~~
~~279 Carroll Street~~
~~Paterson, NJ 07505~~
~~(973) 523-6778~~
~~Fax # (973) 523-7715~~
~~E-mail address: schspassaic@aol.com~~
~~Salem County SCHS-Case Management Unit~~
~~Salem County Department of Health~~
~~98 Market Street~~
~~Salem, NJ 08079-1911~~
~~(856) 935-7510 Ext. 8479~~
~~Fax # (856) 935-8483~~
~~Somerset County SCHS-Case Management Unit~~
~~Somerset Handicapped Children’s Treatment Center~~
~~377 Union Avenue~~
~~P.O. Box 6824~~
~~Bridgewater, NJ 08807-0824~~
~~(908) 725-2366~~
~~Fax # (908) 725-3945~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Sussex County SCHS-Case Management Unit~~
~~Sussex County Health Department~~
~~Division of Public Health Nursing~~
~~129 Morris Turnpike~~
~~Newton, NJ 07860~~
~~(973) 948-5400 Ext. 49~~
~~Fax # (973) 948-2270~~
~~Union County SCHS-Case Management Unit~~
~~328 South Avenue~~
~~Fanwood, NJ 07023~~
~~(908) 889-0950~~
~~Fax # (908) 889-7535~~
~~Warren County SCHS-Case Management Unit~~
~~Warren County Health Department~~
~~Special Child, Adult and Early Intervention Services~~
~~162 East Washington Avenue~~
~~Washington, NJ 07882-2196~~
~~(908) 689-6000 Ext. 258~~
~~Fax # (908) 835-1172~~
~~E-mail address: wcschs@netscape.net~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

B.4.13 ~~Ryan White CARE Act Grantees~~ Statewide Family Centered HIV Care Network (Ryan White Title IV)
The contractor shall utilize the following DHSS website to access an updated list of the Statewide Family Centered HIV Network — (Ryan White Title V) centers.
http://www.state.nj.us/health/fhs/sregional.htm

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

 ~~RYAN WHITE HIV CARE~~
~~CONSORTIA/RESOURCE CENTERS~~
~~The Consortia/Resource Centers provide regional planning and coordination of comprehensive HIVrelated services: information and referral, prevention education, and a network of care and treatment based on community-based case management.~~
~~AIDS Coalition of Southern New Jersey~~
~~Resource Center~~
~~100 Essex Road, Suite 300~~
~~Bellmawr, NJ 08031~~
~~609-933-9500 FAX (609)933-9515~~
~~Good Shepherd Community Services, Inc.~~
~~1576 Palisade Avenue~~
~~Ft. Lee, NJ 07024~~
~~201-461-7241 Fax: 201-461-2307~~
~~Mercer County HIV Consortium~~
~~447 Bellevue Avenue~~
~~Trenton, NJ 08618~~
~~609-278-9555 or 1-800-550-6755 Fax: 609-278-0553~~
~~Middlesex County HIV Resource Center~~
~~Visiting Nurse Association of Central Jersey~~
~~275 Hobart Street~~
~~Perth Amboy, NJ 08861~~
~~732-442-6225 Fax: 732-442-4285~~
~~Monmouth-Ocean HIV Care Consortium~~
~~VNA of Central Jersey Foundation, Inc.~~
~~625 Bangs Avenue~~
~~Asbury Park, NJ 07712~~
~~732-502-5122 or 1-800-947-0020 Fax: 732-774-6006~~
~~Resource Center: 732-502-5128~~
~~Passaic County AIDS Resource Center~~
~~Coalition on AIDS in Passaic County, Inc.~~
~~100 Hamilton Plaza, Room 707~~
~~Paterson, NJ 07505~~
~~973-742-6742 Fax: 973-742-6750~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Somerset-Hunterdon HIV Care Consortium~~
~~Women’s Health and Counseling Center~~
~~95 Veteran’s Memorial Drive~~
~~Somerville, NJ 08876~~
~~1-800-313-2335 Fax: 908-526-7023~~
~~Resource Center 908-704-9641~~
~~South Jersey AIDS Alliance~~
~~Resource Center Atlantic/Cape May HIV Case Consortium~~
~~19 Gordon’s Alley~~
~~Atlantic City, NJ 08101~~
~~609-347-1085 FAX 609-348-8775~~
~~South Jersey Council on AIDS~~
~~(serving Burlington, Camden, Salem and Gloucester)~~
~~120 White Horse Pike, Suite 110~~
~~Haddon Heights, NJ 08035~~
~~609-547-6600 Fax: 609-547-6656~~
~~The HIV Care Consortium/Resource Center~~
~~Atlantic City Medical Center~~
~~16 South Ohio Avenue~~
~~Atlantic City, NJ 08401~~
~~609-441-8181 or 1-800-281-2437 Fax: 609-441-8938~~
~~Union County HIV Consortium~~
~~Union County HIV Resource Center~~
~~80 West Grand Street — Lower Level~~
~~Elizabeth, NJ 07202~~
 908-352-7700 or 1-800-279-2437 Fax: 908-352-7727

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

B.5.2 Cost-Sharing Requirements for NJ FamilyCare Plan C, Plan D and Plan H Beneficiaries

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

COST-SHARING REQUIREMENTS FOR
NJ FAMILYCARE PLAN H
Copayments will be required of individuals eligible through NJ FamilyCare Plan H whose family income is between 151% and up to and including 250% of the federal poverty level. The total family limit (regardless of family size) on all cost-sharing may not exceed 5% of the annual family income.
Below is listed the services requiring copayments and the amount of each copayment.

SERVICE	AMOUNT OF COPAYMENT
1. Outpatient Hospital Clinic Visits, including Diagnostic Testing	$5 copayment for each outpatient clinic visit that is not for preventive services

2. Independent Clinic Visits	$5 copayment for each visit except for preventive services

3. Hospital Outpatient Mental Health Visits	$25 copayment for each visit

~~4. Outpatient Substance Abuse Services for Detoxification~~	~~$5 copayment for each visit~~

~~5~~. 4. Hospital Outpatient Emergency Services Covered for Emergency Services only, including services provided in an outpatient hospital department or an urgent care facility. [Note: Triage and medical screenings must be covered in all situations.]
$35 copayment; no copayment is required if the member was referred to the Emergency Room by his/her primary care provider for services that should have been rendered in the primary care provider’s office or if the member is admitted into the hospital.

~~6.~~ 5. Primary Care Provider Services provided during normal office hours	$5 copayment for each visit (except for preventive services.)

~~7.~~ 6. Primary Care Provider Services during nonoffice hours and for home visits	$10 copayment for each visit

~~8.~~ 7. Prescription Drugs	$5 copayment. If greater than a 34-day supply of a prescription drug is dispensed, a $10 copayment applies.

~~9.~~ 8. Nurse Midwives, non-maternity services; certified nurse practitioner, clinical nurse specialist	$5 copayment except for preventive services; $10 for services rendered during non-office hours and for home visits

~~10.~~ 9. Physician specialist office visits during normal office hours	$5 copayment per visit

~~11.~~ 10. Physician specialist office visits during nonoffice hours or home visits	$10 copayment per visit

~~12.~~ 11. Psychologist Services	$5 copayment for each visit

~~13.~~ 12. Laboratory and X-ray Services	$5 copayment for each visit that is not part of an office visit

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

B.7.3 ~~Financial Guide for Reporting Medicaid/NJ FamilyCare Rate Cell Grouping Costs~~Reserved

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~HMO Financial~~
~~Reporting Manual~~
~~For Medicaid/NJ FamilyCare~~
~~Rate Cell Grouping Costs~~
~~State of New Jersey~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Contents

~~1. Introduction~~	~~2~~

~~2. General Instructions~~	~~7~~

~~3. Report Specifications~~	~~9~~

~~• Report #1: Lag Report (Table 20, Parts A-E)~~	~~9~~

~~• Report #2: Income Statements by Rate Cell Grouping (Table 19, Parts A-V)~~	~~13~~

~~Table 19, Parts A – S3: Medicaid/NJ FamilyCare Managed Care at Risk Groupings~~

~~Table 19, Part T: Non State Plan Services~~

~~Table 19, Parts U and V: Managed Care Service Administrator Groupings~~

~~• Report #3: Maternity Outcome Counts (Table 21)~~	~~24~~

~~• Report #4: Claims Processing Lag Report (Parts A – B)~~	~~25~~

~~• Report #7: Stop Loss Summary (Parts A- C)~~	~~29~~

~~• Report #10: Third Party Liability Collections~~	~~30~~

~~4. Incurred But Not Reported (IBNR) Methodology~~	~~Appendix A~~

~~5. Report Forms~~	~~Appendix B~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Introduction

~~Purpose~~
~~The objective of this Financial Reporting Specifications is to ensure uniformity, accuracy and completeness in reporting Medicaid/NJ FamilyCare rate cell groupings. In addition, the provision of this Financial Reporting Specifications to the HMOs will help to eliminate inconsistencies, as reports can vary in the presentation of items such as allocation of expenses, accrual of incurred but not reported (IBNR) claims, handling of maternity claims, and other items. All reports shall be submitted as outlined in the general instructions. The financial reports submitted from this Financial Reporting Specifications will be used in future rate setting and to better assess the financial performance of HMOs.~~
~~The reports in this Financial Reporting Specifications are to supplement, not replace, the reporting requirements currently required in the Division of Medical Assistance and Health Services (DMAHS) Managed Care Contract (please refer to Section A of the contract). Key differences between this Financial Reporting Specifications and the reports currently submitted to the State are as follows:~~
~~*Rate cell grouping detail;~~
~~*Regional detail;~~
~~*IBNR calculation detail; and~~
~~*Timing of submissions.~~
~~Rate Cell Groupings~~
     ~~This Financial Reporting Specifications requires key cost reporting by rate cell grouping. Rate cells have been combined into nineteen rate cell groupings for these reporting purposes (seventeen rate call groupings for Medicaid/NJ FamilyCare Managed care at risk populations and two rate cell groupings for Managed Care Service Administrator (MCSA) populations). Please note where Acquired Immunodeficiency Syndrome (AIDS) individuals are included or excluded in the rate cell groupings. Also note that maternity and newborn costs are reported as separate rate cell groupings and shall be excluded from other rate cell groupings. The rate cell groupings are as follows:~~

HMO Financial Reporting Specifications For Medicaid/NJ FamilyCare Rate Cell Grouping Costs	State of New Jersey

Introduction

~~Rate Cell~~
~~Reference~~	~~Rate Cell Grouping~~	~~Capitation Code~~	~~Description~~
~~AFDC/SSI/DDD~~

~~Table #19 – Parts A, B, C~~ 	~~AFDC/NJCPW/ NJ KidCare A (Excluding AIDS)~~ 	~~125R1 – 125R3 143R1 – 143R3 171R1 – 171R3 172R1 – 172R3 183R1 – 183R3~~ 	~~Individuals eligible for Aid to Families with Dependent Children (AFDC), New Jersey Care Pregnant Women (NJCPW), or NJ KidCare A (children below the age of 19 with family incomes up to and includingi 133% of the federal poverty level (FPL)), excluding individuals with AIDS.~~

~~Table #19 – Part D~~	~~DYFS Clients (Excluding AIDS)~~ 	~~32599, 34399~~	~~Individuals eligible through the Division of Youth and Family Services (DYFA), including Foster Care children and children with Adoption Assistance, excluding individuals with AIDS.~~

~~Table #19 – Part E~~	~~ABD with Medicare – DDD (Excluding AIDS)~~ 	~~48399~~	~~ABD (Aged, Blind, and/or Disabled) individuals who receive Medicare and are eligible for services through the Division of Developmental Disabilities (DDD), excluding individuals with AIDS.~~

~~Table #19 – Part F~~	~~ABD with Medicare – DDD (Excluding AIDS)~~ 	~~711R1 – 711R3 813R1 – 813R3 823R1 – 823R3~~	~~ABD individuals who receive Medicare and are not eligible for services through the DDD, excluding individuals with AIDS.~~

~~Table #19 – Part G~~ 	~~Non ABD – DDD (Excluding AIDS)~~ 	~~47399~~	~~Non ABD individuals eligible for services through the DDD, excluding individuals with AIDS.~~

~~Table #19 – Part H~~ 	~~ABD without Medicare – DDD (Including AIDS)~~ 	~~49339~~	~~ABD individuals not receiving Medicare and eligible for services through the DDD, including individuals with AIDS.~~

HMO Financial Reporting Specifications For Medicaid/NJ FamilyCare Rate Cell Grouping Costs	State of New Jersey

Introduction

~~Rate Cell~~
~~Reference~~	~~Rate Cell Grouping~~	~~Capitation Code~~	~~Description~~
~~AFDC/SSI/DDD~~

~~Table #19 – Part I~~ 	~~ABD without Medicare – DDD (Including AIDS)~~ 	~~71099,~~	~~ABD individuals not receiving Medicare and eligible for services through the DDD, including individuals with AIDS.~~

~~NJ FamilyCare/NJ KidCare~~

~~Table #19 – Part J~~ 	~~NJ KidCare B&C (Excluding AIDS)~~ 	~~62599, 63399~~	~~Eligible children under age 19 with family income above 133% and up to and including 200% FPL, excluding individuals with AIDS.~~

~~Table #19 – Part K~~ 	~~NJ KidCare D (Excluding AIDS)~~ 	~~92599. 93399~~	~~Eligible children under age 19 with family income between 201% and up to and including 350% FPL, excluding individuals with AIDS.~~

~~Table #19 – Part M~~ 	~~NJ FamilyCare Parents 0-133% FPL (Excluding AIDS)~~ 	~~57199, 57899, 58499~~	~~Parents with dependent children with family income between 0% and 133% FPL, excluding individuals with AIDS.~~

~~Table #19 – Part O~~ 	~~NJ FamilyCare Parents 134-250% FPL (Excluding AIDS)~~ 	~~95499, 97499, 98499~~	~~Parents with dependent children with family income between 134% and 200% FPL, Parents/caretakers with children below the age of 23, and children from the age of 19 through 22 years, who are full time students who do not qualify for AFDC Medicaid with family incomes up to and including 250% of FPL, excluding individuals with AIDS.~~

~~Special Populations/Data~~

~~Table #19 – Part~~ 	~~ABD with Medicare P- AIDS~~ 	~~28499, 45499~~	~~ABD individuals with AIDS who receive Medicare, including those eligible for DDD, excluding the risk adjusted populations.~~

HMO Financial Reporting Specifications For Medicaid/NJ FamilyCare Rate Cell Grouping Costs	State of New Jersey

Introduction

~~Rate Cell~~
~~Reference~~	~~Rate Cell Grouping~~	~~Capitation Code~~	~~Description~~
~~AFDC/SSI/DDD~~

~~Table #19 – Part Q~~ 	~~Non ABD — AIDS~~ 	~~27499, 47499, 27699~~ 	~~Non ABD individuals with AIDS including AFDC, NJCPW, NJ KidCare DYFS, and NJ FamilyCare Parents, excluding the risk adjusted populations.~~

~~Table #19 – Part R1~~ 	~~Maternity~~ 	~~N/A~~ 	~~Please refer to criteria outlined in the instructions for Report #2R1 in the Report Specifications section.~~

~~Table #19 – PartR2~~ 	~~Newborn~~ 	~~Include 6 newborn claims costs associated within: 103R1, 103R3. 30399, 60399, 80399, 90399~~ 	~~Pleae refer to criteria outlined in the instructions for Report #2R2, in the Report Specifications section.~~

~~MCSA~~

~~Table #19 – Part U~~ 	~~NJ FamilyCare Adults 0-100% FPL (Excluding AIDS)~~ 	~~65499, 97499, 68499~~ 	~~Single adults and couples without dependent children with family income between 0% and 100% FPL, adults and couples without dependent children under the age of 23, with family incomes up to and including 250% of FPL, excluding individuals with AIDS. Includes health Access Individuals without dependent children.~~

~~Table #19 – Part V~~ 	~~Adult Restricted Aliens~~ 	~~40199, 40299, 40399~~ 	~~Classification based on restricted alien status in PSCs 310- 330, 410- 430, 470 and 380 over the age of 20, or FamilyCare PSCs 763, and 497 & 498, and corresponding cap codes.~~

HMO Financial Reporting Specifications For Medicaid/NJ FamilyCare Rate Cell Grouping Costs	State of New Jersey

Introduction

~~Geographic Regions~~
     ~~Some of the reports in this HMO Reporting Specifications request information from the three geographic regions corresponding to those used in rate setting. Listed below are the counties included in each geographic region:~~

~~Northern (Region 1)~~	~~Central (Region 2)~~	~~Southern (Region 3)~~
~~Bergen~~ 	~~Essex~~ 	~~Atlantic~~
~~Hudson~~ 	~~Mercer~~ 	~~Burlington~~
~~Hunterdon~~ 	~~Middlesex~~ 	~~Camden~~
~~Morris~~ 	~~Union~~ 	~~Cape May~~
~~Passaic~~ 		~~Cumberland~~
~~Somset~~ 		~~Gloucester~~
~~Sussex~~ 		~~Monmouth~~
~~Warren~~ 		~~Ocean~~
~~Salem~~

HMO Financial Reporting Specifications For Medicaid/NJ FamilyCare Rate Cell Grouping Costs	State of New Jersey

General Instructions

~~The following are general instructions for completing the various reports required to be submitted by the HMOs to the State. These instructions are designed to promote uniformity in reporting.~~
~~Due Dates~~
~~All Medicaid/NJ FamilyCare revenues and expenses must be reported using the accrual basis of accounting except for Report #2 Parts T-V (Non-State Plan Services by rate cell grouping and MCSA groupings). Report #2 Parts T-V shall be reported on a paid basis. Reports shall be submitted quarterly and are due 45 days following each quarter end:~~
~~Quarterly Reports~~

~~Quarter Ending:~~	~~Due Date:~~
~~March 31~~ 	~~May 15~~
~~June 30~~ 	~~August 15~~
~~September 30~~ 	~~November 15~~
~~December 31~~ 	~~February 15~~
~~If a due date falls on a weekend or state holiday, reports will be due the next business day. Please submit the completed reports to:~~
~~State of New Jersey~~
~~Director, HMO Financial Reporting~~
~~David.Moran@dhs.state.nj.us~~
~~and~~
~~Mercer Government Human Services Consulting~~

~~Actuarial Services~~
~~Mike.Nordstrom@mercer.com~~
~~Format~~
~~The HMO will submit these reports electronically, including notes to the financial statements, in the formats specified, to the e-mail addresses listed above. Copies of the reports are included in Appendix B of this manual.~~

HMO Financial Reporting Specifications For Medicaid/NJ FamilyCare Rate Cell Grouping Costs	State of New Jersey

General Instructions

~~Annual Audit Requirement~~
~~Please refer to Section 7.27 for the audit requirements in the managed care contract.~~
~~Other Instructions~~
~~Line titles and columnar headings of the various reports are, in general, self explanatory. Specific instructions are provided for items that may have some question as to content. Any entry for which no specific instructions are included shall be made in accordance with sound accounting principles and in a manner consistent with related items covered by specific instructions.~~
~~Incorporate adjustments to prior data in current reporting period. Adjustments for prior period IBNR estimates shall be included on Report #2, Table 19, Parts S1 and S2, in Line 42, and a detailed reconciliation shall be included on Report #2, Table 19, Part S3. Information about any adjustments that pertain to prior periods shall be explained in a note to the reports. However, if there was material error in preparation of the prior period report, a revised report shall be submitted.~~
~~Unanswered questions or blank lines on any report or schedule will render the report or schedule incomplete and may result in a resubmission request. Any resubmission must be clearly identified as such. If no answers or entries are to be made, write “None”, “Not Applicable (N/A)”, or “0” in the space provided. Always use predefined categories or classifications before reporting an amount as “Other”.~~
~~Dollar amounts shall be reported to the nearest dollar. Per member month (PMPM) amounts, however, shall be shown with two digits to the right of the decimal point.~~
~~Additional sheets referencing the applicable reports must be attached for further explanation. The contractor shall use “Notes to Financial Reports” in Appendix B for write ins and explanations.~~

HMO Financial Reporting Specifications For Medicaid/NJ FamilyCare Rate Cell Grouping Costs	State of New Jersey

Report Specifications

~~Report #1: Lag Reports (Table 20, Parts A-E)~~
~~Analyzing the accuracy of historical medical claims liability estimates is necessary in assessing the adequacy of current liabilities. In addition, valid IBNR liability estimates are crucial when utilizing financial statements in the managed care rate setting process. This schedule provides the necessary information to make this analysis.~~
~~Information is provided on Inpatient Hospital, Physician, Pharmacy, and Other Medical Payments on Parts A through D, respectively, with all rate cell groupings combined, excluding the managed Care Service Administrator (MCSA) rate cell groupings. Lag report information shall be provided for each Medical Cost Grouping as defined below and map to the corresponding consolidated category of service for the corresponding incurral period within Report #2, Table 19, Parts S1 and S2. A detailed reconciliation of the lag report information and Income Statements by Rate Cell Group shall be included on Report #2, Table 19, Part S3. Information about any adjustments that pertain shall be explained in a note to the reports.~~

~~Managed Care~~
~~Consolidated~~	~~Income Statement~~	~~Category of~~	~~Medical Cost~~	~~Lag Report~~
~~Category of Service~~	~~Reference~~	~~Service Codes~~	~~Grouping~~	~~Reference~~
~~Inpatient Hospital~~ 	~~Table #19 – Parts S1 & S2, Line 9~~ 	~~01~~	~~Inpatient Hospital~~ 	~~Table #20 – Part A~~
~~Primary Care~~ 	~~Table #19 – Parts S1 & S2, Line 10~~ 	~~10P~~	~~Physician~~ 	~~Table #20 – Part B~~
~~Physician Specialty Services~~ 	~~Table #19 – Parts S1 & S2, Line 11~~ 	~~10S~~	~~Physician~~ 	~~Table #20 – Part B~~
~~Pharmacy (not to include Reimbursable HIV/AIDS Drugs and Blood Products)~~ 	~~Table #19 – Parts S1 & S2, Line 18~~ 	~~20N~~	~~Pharmacy~~ 	~~Table #20 – Part C~~
~~Reimbursable HIV/AIDS Drugs and Blood Products~~ 	~~Table #19 – Parts S1 & S2, Line 19~~ 	~~20H~~	~~Pharmacy~~ 	~~Table #20 – Part C~~
~~Outpatient Hospital (excludes ER)~~ 	~~Table #19 – Parts S1 & S2, Line 12~~ 	~~04N~~	~~Other~~ 	~~Table #20 – Part D~~
~~Other Professional Services~~ 	~~Table #19 – Parts S1 & S2, Line 13~~ 	~~14, 15S, 17, PAS~~ 	~~Other~~ 	~~Table #20 – Part D~~
~~Emergency Room~~ 	~~Table #19 – Parts S1 & S2, Line 14~~ 	~~04e~~	~~Other~~ 	~~Table #20 – Part D~~

HMO Financial Reporting Specifications For Medicaid/NJ FamilyCare Rate Cell Grouping Costs	State of New Jersey

Report Specifications

~~Managed Care~~
~~Consolidated~~	~~Income Statement~~	~~Category of~~	~~Medical Cost~~	~~Lag Report~~
~~Category of Service~~	~~Reference~~	~~Service Codes~~	~~Grouping~~	~~Reference~~
~~DME/Medical Supplies~~ 	~~Table #19 – Parts S1 & S2, Line 15~~ 	~~30, 31, 32~~	~~Other~~ 	~~Table #20 – Part D~~
~~Prosthetics and Orthotics~~ 	~~Table #19 – Parts S1 & S2, Line 16~~ 	~~18~~	~~Other~~ 	~~Table #20 – Part D~~
~~Dental~~ 	~~Table #19 – Parts S1 & S2, Line 17~~ 	~~11~~	~~Other~~ 	~~Table #20 – Part D~~
~~Home health, Hospice, & PDN~~ 	~~Table #19 – Parts S1 & S2, Line 20~~ 	~~40, 50, PDN~~ 	~~Other~~ 	~~Table #20 – Part D~~
~~Transportation~~ 	~~Table #19 – Parts S1 & S2, Line 21~~ 	~~70~~	~~Other~~ 	~~Table #20 – Part D~~
~~Lab & X-ray~~ 	~~Table #19 – Parts S1 & S2, Line 22~~ 	~~60, 65~~	~~Other~~ 	~~Table #20 – Part D~~
~~Vision Care including Eyeglasses~~ 	~~Table #19 – Parts S1 & S2, Line 23~~ 	~~09, 13~~	~~Other~~ 	~~Table #20 – Part D~~
~~Mental Health/Substance Abuse~~ 	~~Table #19 – Parts S1 & S2, Line 24~~ 	~~MH, SA~~ 	~~Other~~ 	~~Table #20 – Part D~~
~~EPSDT Medical & PDN~~ 	~~Table #19 – Parts S1 & S2, Line 26a~~ 	~~08D, EPM~~ 	~~Other~~ 	~~Table #20 – Part D~~
~~EPSDT Dental~~ 	~~Table #19 – Parts S1 & S2, Line 26b~~ 	~~EPD~~ 	~~Other~~ 	~~Table #20 – Part D~~
~~Family Planning~~ 	~~Table #19 – Parts S1 & S2, Line 27~~ 	~~FP~~ 	~~Other~~ 	~~Table #20 – Part D~~
~~Other Medical~~ 	~~Table #19 – Parts S1 & S2, Line 28~~ 	~~XM~~ 	~~Other~~ 	~~Table #20 – Part D~~
~~The schedules are arranged with the month of service horizontally and the month of payment vertically. Therefore, payments made during the current month for services rendered during the current month would be reported in Line 1, Column 3, while payments made during the current month for services rendered in prior months would be reported on Line 1, Columns 4 through 39. Please note that columns 13 through 38 and rows 11 through 36 are hidden in the sample worksheet. Lines 1 though 3 contain data for payments made in the current period. Earlier data on Lines 4 through 37 shall match data on appropriate lines on the prior period’s submission. If Lines 4 through 37 change from the prior period’s submission, include an explanation. The current month is the last month of the period that is being reported. For example, in the report for the~~

HMO Financial Reporting Specifications For Medicaid/NJ FamilyCare Rate Cell Grouping Costs	State of New Jersey

Report Specifications

~~period ended June 30, 2003, the current month would be June 2003, and the first prior month would be May 2003. Do not include risk pool distributions as payments in this schedule.~~
~~Report #1 must provide data for the period beginning with the first month the HMO is responsible for providing medical benefits to Medicaid/NJ FamilyCare recipients, and ending with the current month.~~
~~Line 39 – Subcapitation payments shall be reported here, by month of payment. They are not to be included above Line 39. For the current period, Line 39 shall contain new data in Columns 3 through 5. Data in columns 6 through 38 shall match data in appropriate columns on the prior period’s submission. If columns 6 through 38 change from the prior period’s submission, include an explanation.~~
~~Line 40 – Report pharmacy rebates anticipated for drugs dispensed this period. Adjust as appropriate any adjustment applicable to a prior period. Only complete for the Pharmacy Payment report, Part C.~~
~~Line 41 – The HMO shall report payments on Lines 1-36. If the HMO makes a settlement or other payment that cannot be reported on Lines 1-36 due to lack of data, the amount shall be reported on Line 41. If the service month(s) can be determined, the settlement dollars can be allocated to the service month. Otherwise, the payment month can be used as a substitute for the service month. If an amount is shown on Line 41 in columns 3 through 5, include an explanation. If columns 6 and greater change from the prior submission, also include an explanation.~~
~~Line 42 – This line is the total amount paid to date for services rendered. Line 42 shall equal the sum of Lines 38, 39 and 41. For the Pharmacy Payment report, Part C, also include Line 40.~~
~~Line 43 – This line provides the current estimate of remaining liability for unpaid claims for each month of service. The amount in each column on this line must be updated each period. The amount in Column 40 is the sum of amounts in Columns 3 through 39. The sum of the amounts in Column 40, in parts A through D, is the unpaid claim liability (IBNR and reported but unpaid claims (RBUC)). Please refer to attachment A for a methodology for calculating IBNR.~~
~~Line 44 – The total incurred claims is the sum of Lines 42 (the amounts paid to date) and Line 43 (estimate of unpaid claims liability). Amounts on Line 44 are shown for each month.~~
~~The State recognizes that claims liabilities may include the administrative portion of claim settlement expenses. Any liability for future claim settlement expense must be disclosed in the notes in the reports.~~

HMO Financial Reporting Specifications For Medicaid/NJ FamilyCare Rate Cell Grouping Costs	State of New Jersey

~~The Family Care Adults 0 – 100 percent of FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations are classified into two groups under the MCSA program. As the State has assumed the responsibility for financial risk for medical costs of these populations, the medical expenses for these populations shall be excluded from Parts A – D of the Lag Report. All medical expenses for these populations must be reported within Part E of the Lag Report.~~

HMO Financial Reporting Specifications For Medicaid/NJ FamilyCare Rate Cell Grouping Costs	State of New Jersey

Report Specifications

~~Report #2: Income Statement by Rate Cell Grouping (Table 19, Parts A – V)~~
~~This report is meant to provide detailed summary information on revenues and expenses. A separate report is to be completed for each of the fifteen rate cell groupings and for Maternity and Newborn, with Report #2 Part S1 and S2 being the summations fo Parts A-R2 respectively for quarter end and calendar year to date end. For reporting purposes, AIDS revenues and expenses are included or excluded from the rate cell groupings as indicated on the report forms and in the chart defining the rate cell groupings provided on page 2.~~
~~Additionally, State fiscal year end information will be provided on the first fiscal quarter ending reports (September 30). This information shall include all data with incurred dates through the most recent completed state fiscal year, with paid data through September 30 (incurred in 12 months, paid in 15 months). Reports are to be completed for each of the fifteen rate cell groupings and for Maternity and Newborn categories. Besides quarter ending September 30, this information is not required for any other quarter ending time periods.~~
~~The Family Care Adults 0 – 100 percent of FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations are classified into two groups under the MCSA program. As the State has assumed the responsibility for financial risk for medical costs of these populations, the medical expenses for these populations shall be excluded from Parts A –T and reported separately in Parts U and V. Part V has been created to provide information on services for the non-risk Adult Restricted Aliens (excluding pregnant women). The Adult Restricted Aliens (excluding pregnant women) expenses and revenues, which have been scattered across several COAs, shall now only be included in Part V. Revenue and expenses for non-risk FamilyCare Adults 0 – 100 percent of FPL will be reported within Part U.~~
~~Do not include maternity or newborn revenues or expenses in Parts A – Q. Only include Maternity and newborn revenues and maternity expenses on the Income Statement for Maternity, part R1,and for All Rate Cell Groupings, parts S1 and S2. Include newborn expenses on the Income Statement for Newborn, part R2, and for All Rate Cell Groupings, Parts S1 and S2. Include Maternity costs associated with the following codes for still births or live births after the twelfth week of gestation, excluding elective abortions:~~

HMO Financial Reporting Specifications For Medicaid/NJ FamilyCare Rate Cell Grouping Costs	State of New Jersey

Report Specifications

~~ICD 9 Diagnosis Codes:~~

~~*640.01, 640.81, 640.91~~
~~*641.01, 641.11, 641.21, 641.31, 641.81, 641.91,~~
~~*642.01, 642.11, 642.21, 642.31, 642.41, 642.51, 642.61, 642.71, 642.91, 642.02, 642.12, 642.22, 642.32, 642.42, 642.52, 642.62, 642.72, 642.92~~
~~*643.01, 643.11, 643.21, 643.81, 643.81~~
~~*645.01~~
~~*646.01, 646.11, 646.12, 646.21, 646.22, 646.31, 646.41, 646.42, 646.51, 646.52, 646.61, 646.62, 646.71, 646.81, 646.82, 646.91~~
~~*647.01,647.11, 647.21, 647.31, 647.41, 647.51, 647.61, 647.81, 647.91, 647.02, 647.12, 647.22, 647.32, 647.42, 647.52, 647.62, 647.82, 647.92~~
~~*648.01,648.11, 648.21, 648.31, 648.41, 648.51, 648.61, 648.71, 648.81, 648.91, 648.02, 648.12, 648.22, 648.32, 647.42, 648.52, 648.62, 648.72, 648.82, 648.92~~
~~*650 (and any or no trailing characters)~~
~~*651.01,651.11, 651.21, 651.31, 651.41, 651.51, 651.61, 651.81, 651.91~~
~~*652.01,652.11, 652.21, 652.31, 652.41, 652.51, 652.61, 652.71, 652.81, 652.91~~
~~*653.01,653.11, 653.21, 653.31, 653.41, 653.51, 653.61, 653.71, 653.81, 653.91~~
~~*654.01,654.11, 654.21, 654.31, 654.41, 654.51, 654.61, 654.71, 654.81, 654.91, 654.02, 654.12, 654.22, 654.32, 647.42, 654.52, 654.62, 654.72, 654.82, 654.92~~
~~*655.01,655.11, 655.21, 655.31, 655.41, 655.51, 655.61, 655.71, 655.81, 655.91~~
~~*656.01,656.11, 656.21, 656.31, 656.41, 656.51, 656.61, 656.71, 656.81, 656.91~~
~~*657.01~~
~~*658.01,658.11, 658.21, 658.31, 658.41, 658.81, 658.91~~
~~*659.01,659.11, 659.21, 659.31, 659.41, 659.51, 659.61, 659.71, 659.81, 659.91~~
~~*660.01,660.11, 660.21, 660.31, 660.41, 660.51, 660.61, 660.71, 660.81, 660.91~~
~~*661.01,661.11, 661.21, 661.31, 661.41, 661.91~~
~~*662.01,662.11, 662.21, 662.31~~
~~*663.01,663.11, 663.21, 663.31, 663.41, 663.51, 663.61, 663.81, 663.91~~
~~*664 (and any or no trailing characters)~~
~~*665.01,665.11, 665.31, 665.41, 665.51, 665.61, 665.71, 665.81, 665.91, 665.22, 665.72, 665.82, 665.92~~
~~*666.02, 666.12, 666.22, 666.32~~
~~*667.02, 667.12~~
~~*668.01, 668.11, 668.21, 668.81, 668.02, 668.12, 668.22, 668.82~~
~~*669.01, 669.11, 669.21, 669.31, 669.41, 669.51, 669.61, 669.71, 669.81, 669.91, 669.02, 669.12, 669.22, 669.32, 669.42, 669.82, 669.92~~
~~*670.02~~
~~*671.01, 671.11, 671.21, 671.31, 671.42, 671.51, 671.81, 671.91, 671.02, 671.12, 671.22, 671.52, 671.82, 671.92~~
~~*672.02~~
~~*673.01, 673.11, 673.21, 673.31, 673.81, 673.02, 673.12, 673.22, 673.32, 673.82~~
~~*674.01, 674.02, 674.12, 674.22, 674.32, 674.42, 674.82, 674.92~~
~~*675.01, 675.11, 675.21, 675.81, 675.91, 675302, 675.12, 675.22, 675.22, 675.82, 675.92~~

HMO Financial Reporting Specifications For Medicaid/NJ FamilyCare Rate Cell Grouping Costs	State of New Jersey

Report Specifications

~~*676.01, 676.11, 676.21, 676.31, 676.41, 676.51, 676.61, 676.81, 676.91, 676.02, 676.12, 676.22, 676.32, 676.42, 676.52, 676.62, 676.82, 676.92, 677 (no other characters)~~
~~*V27, V27.0, V27.1, V27.2, V27.3, V27.4, V27.5, V27.6, V27.7, V27.9~~

~~CPT-4 Codes~~
~~*59400, 59409, 59410, 54912, 59414, 59430, 59510, 59514, 59515, 59525, 59610, 59612, 59614, 59618, 596250, 59622, 59821~~

~~Revenue Codes~~
~~*720, 722, 724, 729~~
~~Additionally, Report R2 (Income Statement for Newborn) includes newborn claims for the partial month of birth and the first two (2) months thereafter, previously reported in the AFDC/NJCPW/KidCare B, C, and D, DYFS, and Blind/Disabled rate cell groupings. Age shall be determined by counting the child’s age as of their last birthday, on the first of the month in which the claim is incurred.~~
~~Except for non-State Plan Services (Part T) and MCSA reports (Parts U – V), all revenues and expenses must be reported on Report #2 using the accrual basis of accounting for the requested period of the calendar year. Cumulative YTD revenues and expenses are also required in this report. Each report is based on statewide reporting except for the rate cell grouping AFDC/NJCPW/NJ KidCare A, which is to be reported for each of the Norther, Central and southern regions (Report #2 Parts A-C). Each report must provide total dollar amounts and PMPM amounts. Cells shaded are not to be filled out.~~
~~The non-State Plan services (see: Supplemental Benefits, Article 4.1.8 of the contract) report (Part T) has been created to provide information on benefits/services reported within Report #2, Parts A-S2 in excess of the State Plan. All medical and administrative expenses must be reported using actual incurred and paid data for the current period of the calendar year. Unit cost expenses for the non-State Plan services must also be provided. An example of non-State Plan approved medical expenses would be enhanced eyeglass allowance and over the counter drugs for adults.~~
~~All medical and administrative expenses within the MCSA reports (Parts U – V) must be reported using paid data for he current period of the calendar year.~~
~~Member Months~~
~~A member month is equivalent to the one member for whom th HMO has recognized capitation based revenue for the entire month. Where the revenue is recognized for only part of a month for a given individual, a partial, pro-rated member month shall be counted. A partial member month is pro-rated based on the actual number of days in a particular month. The member months shall be reported on a cumulative basis by the rate cell grouping as shown on the report. Enter the number of member months for the~~

HMO Financial Reporting Specifications For Medicaid/NJ FamilyCare Rate Cell Grouping Costs	State of New Jersey

Report Specifications

~~current period in the second column of the Member Months line and the member months for the year to date in the fourth column.~~
~~The Maternity Income Statement, Part R1, shall list number of deliveries, rather than member months. Newborn member months, as defined in the previous section, will be reported within Part R2 and are not to be included with Parts S1 – S2.~~
~~Revenue~~
~~Line 1 – Capitated Premiums – Revenue recognized on a prepaid basis for enrollees for provision of a specified range of health services over a defined period of time, generally one month. If advance payments are made to the HMO, for more than one reporting period, the portion of he payment that has not been earned must be treated as a liability (Unearned Premiums). Refer to Part S3 for reconciliations.~~
~~Line 2 – Supplemental Premiums – Revenue paid to the HMO in addition to capitated premiums for certain services provided. See Lines 2a through 2f below.~~
~~Line 2a — Maternity75 — Supplemental payment per pregnancy outcome. This line item shall only be included in Part R1 (Maternity) and Parts S1 and S2 (All Rate Cell Groupings).~~
~~Line 2b – Reimbursable HIV/AIDS Drugs and Blood Products – Supplemental payment for HIV/AIDS Drugs (protease inhibitors and, effective 7/1/01 other anti-retrovirals) and clotting factor VIII and IX blood products.~~
~~Line 2c – Early and periodic Screening, Diagnosis and Treatment (EPSDT) Incentive Payment – Supplemental payment for EPSDT services.~~
~~Line 2d – Reimbursible Medical and Hospital – Supplemental payment for medical and hospital expenses for FamilyCare Adults 0 – 100 percent of FPL, health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations who are under a MCSA program. This revenue shall only be included in Part U (FamilyCare Adults 0 – 100 percent of FPL) and Part V (Adult Restricted Aliens), and is not be included in Parts S1 and S2 (All Rate Cell Groupings).~~

[75]	Because costs for pregnancy outcomes were not included in the capitation rates, a separate maternity payment is paid for pregnancy outcomes (each live birth, still birth, or miscarriage occurring at or after the thirteenth (13th) wee of gestation). This supplemental payment reimburses HMOs for its inpatient hospital, antepartum, and postpartum costs incurred in connection with delivery. Costs for care of the baby are included only for the first two months of newborn claims in the AFDC/NJCPW/NJ KidCare A, NJ KidCare B, C, and D, DYFS, and Blind/Disabled rate cell groupings.

HMO Financial Reporting Specifications For Medicaid/NJ FamilyCare Rate Cell Grouping Costs	State of New Jersey

~~Line 2e – Managed Care Service Administrator Premium – Supplemental payment for administrative expenses for FamilyCare Adults 0 – 100 percent of FPL, Health Access~~
Report Specifications
 ~~individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations who are under a MCSA program. This revenue shall only be included in Part U (FamilyCare Adults 0 – 100 percent of FPL), and Part V (Adult Restricted Aliens), and is not be included in Parts S1 and S2 (All Rate Cell Groupings).~~

~~Line 2f – Other – Any other revenue paid by DMAHS to the HMO in addition to capitation for covered services that is not included in Lines 2a, 2b, 2c, 2d or 2e above.~~
~~Line 3 – Total Premiums – All Medicaid/NJ FamilyCare premiums pad to the HMO reported on lines 1, 2a, 2b, 2c, 2 d, 2e and 2f. A detailed reconciliation of total premiums received and reported on the Income Statement in Part S1 shall be included on Report #2, Table 19, Part S3. Information about any differences shall be explained in a note to the reports.~~
~~Line 4 – Interest — Interest earned from all sources including escrow and reserve accounts.~~
~~Line 5 – C.O.B. – Income from Coordination of Benefits (COB) and Subrogration. Alternatively, COB for a particular claim may be recognized as a negative claim expense.~~
~~Line 6 – Reinsurance Recoveries – Income from the settlement of claims resulting from a plicy with a private reinsurance carrier.~~
~~Line 7 – Other Revenue – Revenue from sources not covered in the previous revenue accounts.~~
~~Line 8 – Total Revenue – Total revenue (the sume of lines 3 through 7).~~
~~Expenses~~
~~Medical and Hospital~~
~~Line 9 – Inpatient Hospital – Code 01 – For description, see the Medicare/NJ FamilyCare Managed Care Contract.~~
~~Line 10 – Primary Care – Code 10P – For description, see the Medicare/NJ FamilyCare Managed Care Contract.~~
~~Line 11 – Physician Specialty Services – Code 10S — For description, see the Medicare/NJ FamilyCare Managed Care Contract.~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

 ~~Line 12 – Outpatient Hospital (excludes ER) – Code 04N — For description, see the Medicare/NJ FamilyCare Managed Care Contract.~~
Report Specifications
 ~~Line 13 – Other Professional Services – Codes 14, 15S, 17, PAS — For descriptions see the Medicare/NJ FamilyCare Managed Care Contract.~~

~~Line 14 – Emergency Room – Code 04E — For description, see the Medicare/NJ FamilyCare Managed Care Contract.~~
~~Line 15 – DME/Medical Supplies – Codes 30, 31, 32 — For descriptions see the Medicare/NJ FamilyCare Managed Care Contract.~~
~~Line 16 – Prosthetics and Orthotics – Code 18 — For description, see the Medicare/NJ FamilyCare Managed Care Contract.~~
~~Line 17 – Covered Dental – Code 11 — For description, see the Medicare/NJ FamilyCare Managed Care Contract.~~
~~Line 18 – Pharmacy (not to include Reimbursable HIV/AIDS Drugs and Blood Products) – Code 20N — For description, see the Medicare/NJ FamilyCare Managed Care Contract.~~
~~Line 19 – Reimbursable HIV/AIDS Drugs and Blood Products – Code 20H — For description, see the Medicare/NJ FamilyCare Managed Care Contract.~~
~~Line 20 – Home Health, Hospice, PDN – Codes 40, 50, PDN — For descriptions, see the Medicare/NJ FamilyCare Managed Care Contract.~~
~~Line 21 – Transportation – Code 70 –For description, see the Medicare/NJ FamilyCare Managed Care Contract.~~
~~Line 22 – Lab & X-ray – Codes 60, 65 — For descriptions, see the Medicare/NJ FamilyCare Managed Care Contract.~~
~~Line 23 – vision Care including Eyeglasses – Codes 09, 13 — For descriptions, see the Medicare/NJ FamilyCare Managed Care Contract.~~
~~Line 24 – Mental health/Substance Abuse – Codes MH, SA — For descriptions, see the Medicare/NJ FamilyCare Managed Care Contract.~~
~~Line 25 – Reinsurance Expenses – Expenses for reinsurance or “stop loss” insurance made to a contracted reinsurer.~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

 ~~Line 26a – EPSDT Medical & PDN – Codes 08D, EPM — For descriptions, see the Medicare/NJ FamilyCare Managed Care Contract.~~
~~Line 26b – EPSDT Dental – Code EPD — For description, see the Medicare/NJ FamilyCare Managed Care Contract.~~
Report Specifications

~~Line 27 – Family Planning – Code FP – For description, see the Medicare/NJ FamilyCare Managed Care Contract.~~
~~Line 28 – Other Medical – Code XM — For description, see the Medicare/NJ FamilyCare Managed Care Contract~~
~~Line 29 – Total Medical and Hospital – The total of all medical and hospital expenses. (sum of lines 9 through 28)~~
~~Administration~~
~~Administrative expenses shall be reported on designated forms for the MCSA populations (Parts U and V) and the forms for all rate cell groupings (Parts S1 – s2). Except for the MCSA rate cell groupings, this eliminates the need to allocate these costs across the remaining rate cell groupings. As the State has the responsibility for financial risk for medical costs of the NJ FamilyCare Adults 0 – 100 percent of FPL, Health Access individuals without dependent children, and Adult Restricted Aliens (excluding pregnant women) populations, the administrative expenses for these populations shall be excluded from Parts S1 – S2. The administration expenses for these populations shall be reported separately in Parts U – V. Administration must also be reported on Part T if the HMO provides any non-State Plan services. Costs associated with the overall management and operation of the HMO including the following components:~~
~~Line 30 – Compensation – All expenses for administrative services including compensation and fringe benefits for personnel time devoted to or in direct support of administration. Include expenses for management contracts. Do not include marketing expenses her.~~
~~Line 31 – Occupancy, Depreciation, and Amortization.~~
~~Line 32 – Interest expense – Interest paid during the period on loans.~~
~~Line 33 – Education/Outreach and Marketing – Expenses incurred for education and outreach activities for enrollees. Expenses directly related to marketing activities including advertising, printing, marketing salaries and fringe benefits, commissions, broker fees, travel, occupancy, and other expenses allocated to the marketing activity.~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~Line 34 – Sanctions – Expenses related to events where DMAHS finds the contractor to be out of compliance with the program standards, performance standards, or the terms and conditions of the Medicaid managed care contract.~~
~~Line 35 – Corporate Overhead Allocations – All expenses for management fees, and other allocations of corporate expenses. Methodologies for allocated expenses may include PMPM, percent of revenue, percent of head counts and/or full time equivalents~~

Report Specifications

~~(FTE), etc. Include an explanation of the expenses included and the basis of methodology in the notes to the financial reports.~~
~~Line 36 – Subcontracted/Delegated Administrative Services – Administrative portion of delegated administrative expenses such as Pharmacy Benefits Manager (PBM) or Third Party Administrators (TPA) payments that cover costs such as claims processing and medical management of the PBM/TPA. An example of TPA expenses includes dental subcontractors and delegated case management administrative expenses.~~
~~Line 37 – Other C – Costs which are not appropriately assigned to the health plan administration categories defined in lines 30 to 36 above. An explanation for this expense must be detailed on Table 19, Part S3 for categories where the expense is greater than $250,000.~~
~~Line 38 – Total Administration – the total of costs of administration (the sum of lines 30 through 37).~~
~~Line 39 – Total Expenses – The sum of Total Medical and Hospital Expenses (line 29) and Total Administration (line 38).~~
~~Line 40 – Operation Income (Loss) – Excess or deficiency of Total Revenue (line 8) minus Total Expenses (line 39).~~
~~Line 41 – Extraordinary Item – A non-recurring gain or loss.~~
~~Line 42 – Provision for State, and Federal, and other governmental Income Taxes – All income taxes for the period.~~
~~Line 43 – Other than Income Taxes – Expenses other than state or federal income taxes (i.e. State assessments irrespective of profit position).~~
~~Line 44 – Adjustment for prior period IBNR estimates – Shall include a reconciliation within Part S3, an explanation of prior period IBNR estimates, and a detailed calculation within Report~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

~~#2, Table 20, Parts A through D. A contra expense would be reported if IBNR estimates exceeded actual expenses.~~

HMO Financial Reporting Specifications	State of New Jersey
For Medicaid/NJ FamilyCare Rate Cell Grouping Costs

Report Specifications

~~In the explanation below, the term “IBNR” (Incurred But Not Reported) is used to represent all claims incurred but unpaid. In statutory accounting for HMOs the incurred claims for a period are calculated as follows:~~

~~Example for~~
	~~Quarter Ending 06/30/20xx~~	~~Example using~~
	~~Reporting Period~~	~~Dollars~~
~~- Claims paid in the period~~	~~- Claims paid in quarter ending 06/30/20xx~~	~~$48,000,000~~

~~+ IBNR at the end of the period~~	~~+ IBNR as of 06/30/20xx~~	~~+$11,000,000~~

~~- IBNR at the end of the prior period~~	~~- IBNR as of 03/31/20xx~~	~~-$9,000,000~~

~~+ Subcapitation Payments, Pharmacy Rebates, Settlements at the end of theperiod~~	~~+ Subcapitaiton Payments, Pharmacy Rebates, Settlements as of 06/30/20xx~~	~~+$500,000~~

~~- Subcapitation Payments, Pharmacy Rebates, Settlements at the end of theperiod~~	~~- Subcapitation Payments, Pharmacy Rebates, Settlements as of 03/31/20xx~~	~~-$450,000~~

~~- Claims incurred in the period~~	~~- Claims incurred in quarter ending 06/30/20xx~~	~~$50,050,000~~

HMO Financial Reporting Specifications For Medicaid/NJ FamilyCare Rate Cell Grouping Costs	State of New Jersey

Report Specifications

 ~~The above calculation can be split into two components — the first for services rendered in the period and the second for services rendered prior to the period, as follows:~~

	~~Incurred in~~	~~Incurred in~~
	~~Quarter Ending~~	~~03/31/20xx &~~
	~~06/30/20xx~~	~~Prior~~	~~Total~~
~~Claims Paid in Qtr Ending 06/30/20xx~~	~~$35,500,000~~	~~$8,500,000~~	~~$48,000,000~~

~~+ IBNR as of 06/30/20xx~~	~~$10,900,000~~	~~$100,000~~	~~$11,000,000~~

~~- IBNR as of 3/31/20xx~~	~~None~~	~~$9,000,000~~	~~$9,000,000~~

~~+ Subcapitaiton Payments, Pharmacy Rebates, Settlements as of 06/30/20xx~~	~~$50,000~~	~~$450,000~~	~~$500,000~~

~~+ Subcapitaiton Payments, Pharmacy Rebates, Settlements as of 03/31/20xx~~	~~None~~	~~$450,000~~	~~$450,000~~

~~Recognized in Qtr Ending 06/30/20xx~~	~~$50,450,000~~	~~-$400,000~~	~~$50,050,-000~~
~~In the example, claims incurred in the quarter ending 06/30/20xx are $50.45 million. This is the amount that would be shown on Report #2S line 29; the Statewide Total Hospital and Medical Expense for the 3 months ended 06/30/20xx. The negative $0.4 million would be reported on line 44 Adjustment for prior period IBNR estimates. This is the effect of the estimation error for the prior year end IBNR. Such estimation errors are to be expected, since the actual amount of unpaid claims will never exactly match the estimate made earlier.~~
~~The sum of the amounts on lines 29 and 44 shall be consistent with the statutory accounting amount of claims recognized as incurred in the period, $50 million in the~~

HMO Financial Reporting Specifications For Medicaid/NJ FamilyCare Rate Cell Grouping Costs	State of New Jersey

Report Specifications

~~example above. Any non-claim adjustments for prior periods which are not to be grouped into Line 44, but in line 45, and shall be explained in a note to the reports. A detailed reconciliation of prior period IBNR shall be included on Report #2, Table 19, Part S3.~~
~~Line 45 — Non claim adjustments for prior periods.~~
~~Line 46 — Net Income (Loss) — Operation Income (Loss) (line 40) minus Lines 41, 42, 43, 44, and 45.~~

HMO Financial Reporting Specifications For Medicaid/NJ FamilyCare Rate Cell Grouping Costs	State of New Jersey

Report Specifications

~~Report #3 (Table 21): Maternity Outcome Counts~~
~~This report provides counts of second and third trimester maternity outcomes76 for the current period and year to date.~~
~~The HMO will provide counts for the following:~~
~~*Live births~~
~~Cesarean Section deliveries~~
~~Vaginal deliveries~~
~~*Non live births~~
~~These counts will be reported for the following rate cell groupings and geographic areas:~~

~~Rate Cell Grouping~~	~~Geographic Area~~
~~AFDC/NJCPW/NJ KidCare A~~	~~Northern~~
~~AFDC/NJCPW/NJ KidCare A~~	~~Central~~
~~AFDC/NJCPW/NJ KidCare A~~	~~Southern~~
~~All Other~~	~~Statewide~~
~~Multiple births should be counted as one maternity outcome.~~

[76]	Still or live births at or after the thirteenth week of gestation, excluding elective abortions.

HMO Financial Reporting Specifications For Medicaid/NJ FamilyCare Rate Cell Grouping Costs	State of New Jersey

Report Specifications

~~Report #4: Claims Processing Lag Report (Tables 4A & 4B)~~
~~This report is meant to provide a detailed summary of manual and electronic submitted claims that were processed during the quarter.~~
~~Table 4A~~
~~Use Table 4A, to report manually submitted claims that were processed during the quarterly period. Claims submitted and processed electronically must be reported separately on Table 4B. Manual claims submission shall be processed within 40 days of receipt. Report amounts for each consolidated category of service and total listed in Column 1 in the following columns:~~
~~Column 2 Non-Processed Claims from Prior Quarters — Enter the number of manually submitted claims on hand that were unprocessed as of the closing date of the last quarterly period. The number shall be the same that was reported in Column 16 of the last prior quarterly report.~~
~~Column 3 — Claims Received During Quarter — Enter the amount of all manually submitted claims that were received curing the quarterly period being reported.~~
~~Column 4 — Total Claims — Enter the sum of Columns 2 and 3.~~
~~Column 5- Claims Processed This Quarter —Enter the amount of all manually submitted claims processed (both paid and denied) during the quarterly period being reported. Do not count pended claims.~~
~~Column 6 — 01-40 Days — Enter the number of manually submitted claims that were processed (either paid or denied) within 40 days of their receipt. Note: The number of days required to process a claim is calculated by comparing the date the claim was received by the contractor to the date the claim was paid or denied by the contractor (See Article 7.16.5 of this contract for further details.).~~
~~Column 7 — Percent of Total- Enter the percentage of manually submitted claims processed within 40 days (Compared to the total claims processed. Divide Column 6 by Column 5 to arrive at percent).~~
~~Column 8 — 41-60 Days — Enter the number of manually submitted claims that were processed (either paid or denied) between 41-60 days of their receipt.~~
~~Column 9 Percent of Total — Enter the percentage of manually submitted claims processed within between 41-60 days (Compared to the total claims processed. Divide Column 8 by Column 5 to arrive at percent).~~
~~Column 10 — 61-90 Days- Enter the number of manually submitted claims that were processed (either paid or denied) between 61-90 days of their receipt~~

HMO Financial Reporting Specifications For Medicaid/NJ FamilyCare Rate Cell Grouping Costs	State of New Jersey

~~Column 11 — Percent of Total — Enter the percentage of manually submitted claims processed within between 61-90 days (Compared to the total claims processed. Divide Column 12 by Column 5 to arrive at percent).~~
~~Column 12 — 91-120 Days -Enter the number of manually submitted claims that were processed (either paid or denied) between 90-120 days of their receipt~~
~~Column 13 — Percent of Total — Enter the percentage of manually submitted claims processed within between 90-120 days (Compared to the total claims processed. Divide Column 12 by Column 5 to arrive at percent).~~
~~Column 14 — >120 Days Enter the number of manually submitted claims that were processed (either paid or denied) after 120 days of their receipt.~~
~~Column 15 — Percent of Total — Enter the percentage of manually submitted claims processed after 120 days (Compared to the total claims processed. Divide Column 14 by Column 5 to arrive at percent).~~
~~Column 16 — Non Processed Claims on Hand at End of Quarter -Enter the number of manually submitted claims on hand that were not processed as of closing date of the last report period. (Should be the difference of Column 4 minus Column 5). Same number should match number of claims entered in column 2 of next quarter reports.~~
~~Column 17 — Percent of Claims Not Processed at End of Quarter (Column 17). Divide Column 16 by Column 4 to arrive at percent.~~
~~Table 4B~~
~~Use Table 4B, to report electronically submitted claims that were processed during the quarterly period. Claims submitted and processed manually must be reported separately on Table 4A. Electronic claims submission shall be processed within 30 days of receipt. Report amounts for each consolidated category of service and total listed in Column 1 in the following columns:~~
~~Column 2 Non-Processed Claims from Prior Quarters — Enter the number of electronically submitted claims on hand that were unprocessed as of the closing date of the last quarterly period. The number shall be the same that was reported in Column 16 of the last prior quarterly report.~~
~~Column 3 — Claims Received During Quarter — Enter the amount of all electronically submitted claims that were received curing the quarterly period being reported.~~
~~Column 4 — Total Claims — Enter the sum of Columns 2 and 3.~~

HMO Financial Reporting Specifications For Medicaid/NJ FamilyCare Rate Cell Grouping Costs	State of New Jersey

~~Column 5- Claims Processed This Quarter —Enter the amount of all electronically submitted claims processed (both paid and denied) during the quarterly period being reported. Do not count pended claims.~~
~~Column 6 — 01-30 Days — Enter the number of electronically submitted claims that were processed (either paid or denied) within 30 days of their receipt. Note: The number of days required to process a claim is calculated by comparing the date the claim was received by the contractor to the date the claim was paid or denied by the contractor (See Article 7.16.5 of this contract for further details.).~~
~~Column 7 — Percent of Total- Enter the percentage of electronically submitted claims processed within 40 days (Compared to the total claims processed. Divide Column 6 by Column 5 to arrive at percent).~~
~~Column 8 — 31-60 Days — Enter the number of electronically submitted claims that were processed (either paid or denied) between 31-60 days of their receipt.~~
~~Column 9 Percent of Total — Enter the percentage of electronically submitted claims processed within between 31-60 days (Compared to the total claims processed. Divide Column 8 by Column 5 to arrive at percent).~~
~~Column 10 — 61-90 Days- Enter the number of electronically submitted claims that were processed (either paid or denied) between 61-90 days of their receipt~~
~~Column 11 — Percent of Total — Enter the percentage of electronically submitted claims processed within between 61-90 days (Compared to the total claims processed. Divide Column 12 by Column 5 to arrive at percent).~~
~~Column 12 — 91-120 Days -Enter the number of electronically submitted claims that were processed (either paid or denied) between 90-120 days of their receipt~~
~~Column 13 — Percent of Total — Enter the percentage of electronically submitted claims processed within between 90-120 days (Compared to the total claims processed. Divide Column 12 by Column 5 to arrive at percent).~~
~~Column 14 — >120 Days Enter the number of electronically submitted claims that were processed (either paid or denied) after 120 days of their receipt.~~
~~Column 15 — Percent of Total — Enter the percentage of electronically submitted claims processed after 120 days (Compared to the total claims processed. Divide Column 14 by Column 5 to arrive at percent).~~
~~Column 16 — Non Processed Claims on Hand at End of Quarter -Enter the number of electronically submitted claims on hand that were not processed as of closing date of the last report period. (Should be the difference of Column 4 minus Column 5). Same number should match number of claims entered in column 2 of next quarter reports.~~

HMO Financial Reporting Specifications For Medicaid/NJ FamilyCare Rate Cell Grouping Costs	State of New Jersey

~~Column 17 — Percent of Claims Not Processed at End of Quarter (Column 17). Divide Column 16 by Column 4 to arrive at percent.~~

HMO Financial Reporting Specifications For Medicaid/NJ FamilyCare Rate Cell Grouping Costs	State of New Jersey

~~Report # 7:   Stop Loss Summary (Table 7, Parts A-C)~~
~~The contractor shall identify reinsurance coverage in effect during the calendar year for the reporting period ending Dec 31 of each year. For each of the designated eligibility categories, the contractor shall report the total number of enrollees that exceeded the stop loss threshold and the total net expenditures exceeding the stop loss threshold during the period.~~

HMO Financial Reporting Specifications For Medicaid/NJ FamilyCare Rate Cell Grouping Costs	State of New Jersey

~~Report # 10: Third Party Liability Collections (Table 10)~~
 ~~The contractor shall report quarterly the categories of all third party liability collections and shall include the amounts and nature of all third party payments recovered for Medicaid/NJ FamilyCare enrollees including but not limited to payments for services ad condition which are:~~
~~• Covered through coordination of benefits;~~

~~• Employment related injuries or illnesses;~~

~~• Related to motor vehicle accidents, whether injured as pedestrians, drivers, passengers or bicyclists; and~~

~~• Contained in diagnosis Codes 800 through 999 (ICD9CM) with the exception of Code 994.6.~~

HMO Financial Reporting Specifications For Medicaid/NJ FamilyCare Rate Cell Grouping Costs	State of New Jersey

~~Appendix A — IBNR Methodology~~
~~IBNR Methodology~~
~~IBNRs are difficult to estimate because of the quantity of service and exact service cost are not always known until claims are actually received. Since medical claims are the major expenses incurred by the HMOs, it is extremely important to accurately identify costs for outstanding unbilled services. To accomplish this, a reliable claims system and a logical IBNR methodology are required.~~
~~Selection of the most appropriate system for estimating IBNR claims expense requires judgment based on an HMO’s own circumstances, characteristics, and the availability and reliability of various data sources. A primary estimation methodology along with supplementary analysis usually produces the most accurate IBNR estimates. Other common elements needed for successful IBNR systems are:~~
•	~~An IBNR system must function as part of the overall financial management and claims system. These systems combine to collect, analyze, and share claims data. They require effective referral, prior authorization, utilization review, and discharge planning functions. Also, the HMO must have a full accrual accounting system. Full accrual accounting systems help properly identify and record the expense, together with the related liability, for all unpaid and unbilled medical services provided to HMO members.~~

•	~~An effective IBNR system requires the development of reliable lag tables that identify the length of time between provision of service, receipt of claims, and processing and payment of claims by major provider type (inpatient hospital, physician, pharmacy, and other medical). Reliable claims/cash disbursement systems generally produce most of the necessary data. Lag tables, and the projections developed from them, are most useful when there is sufficient, accurate claims history, which show stable claims lag patterns. Otherwise, the tables will need modification, on a pro forma basis, to reflect corrections for known errors or skewed payment patterns. The data included in the lag schedules shall include all information received to date in order to take advantage of all known amounts (i.e., RBUCs and paid claims).~~

•	~~Accurate, complete, and timely claims data should shall be monitored, collected, compiled, and evaluated as early as possible. Whenever practical, claims data collection and analysis shall begin before the service is provided (i.e. prior authorization records). This prospective claims data, together with claims data collected as the services are provided, shall be used to identify claims liabilities. Claims data shall also be segregated to permit analysis by major rate code, region/county, and consolidated category of service.~~
~~Subcontractor agreements shall clearly state each party’s responsibility for claims/encounter submission, prior notification, authorization, and reimbursement rates. These agreements shall be in writing, clearly understood and followed consistently by each party.~~

HMO Financial Reporting Specifications For Medicaid/NJ FamilyCare Rate Cell Grouping Costs	State of New Jersey

~~The individual IBNR amounts, once established, shall be monitored for adequacy and adjusted as needed. If IBNR estimates are subsequently found to be significantly inaccurate, analysis shall be performed to determine the reasons for the inaccuracy. Such an analysis shall be used to refine an HMO’s IBNR methodology if applicable.~~
~~There are several different methods that can be used to determine the amount of IBNRs. The HMO shall employ the one that best meets its needs and accurately estimates its IBNRs. If an HMO is utilizing a method different from the methods included herein, a detailed description of the process must be submitted to the State for approval. This process may be described in the “notes to Financial Reports” section. The IBNR methodology used by the HMO must be evaluated by the HMO’s independent accountant or actuary for reasonableness.~~
~~Case Basis Method~~
~~Accruals are based on estimates of individual claims and/or episodes. This method is generally used for those types of claims where the amount of the cost will be large, requiring prior authorization. The final estimated cost could be made after the services have been authorized by the HMO. For example, if an HMO knows how many hospitals days were authorized for a certain time period, and can incorporate the contracted reimbursement arrangement(s) with the hospital (s), a reasonable estimate should be attainable. This is also the most common and can be the most accurate method for small and medium sized organizations.~~
~~Average Cost Method~~
~~As the name suggests, average costs of services are used to estimate total expense. The expenses estimated using average costs. Two primary average costs methods are discussed below. It is important to note that each method may be used by and HMO to estimate different categories of IBNRs (i.e. hospitalization vs. other medical). Also, either method may be utilized in conjunction with other IBNR methodologies discussed in this document.~~
~~PMPM Averages~~
~~Under this method the average costs are based on the population of each rate code (or group of homogenous rate codes) over a given time period, in this case one month. The average cost may cover one or more service categories and it multiplied by the number of members in the specific population to estimate the total expense of the service category. Any claims paid are subtracted from the expense estimate that results in the IBNR liability estimate for that service category.~~

HMO Financial Reporting Specifications For Medicaid/NJ FamilyCare Rate Cell Grouping Costs	State of New Jersey

~~Per Diem or Per Service Averages~~
~~Averages for this method are of specific occurrences known by the HMO at the time of the estimation. Therefore, it is first necessary to know how many hospital days, procedure or visits were authorized as of the date for which the IBNR is being estimated. Again, once the total expense has been estimated, the amount of related paid claims shall be subtracted to get the IBNR liability. This method is primarily used for hospitalization IBNRs as HMOs know the amount of hospital days authorized at any given time.~~
~~Lag Tables~~
~~Lag tables are used to track historical payment patterns. When a sufficient history exists and a regular claims submission pattern has been established, this methodology can be employed. All HMOs shall use lag information as a validation test for accruals calculated using other methods, if it is not the primary methodology employed. Typically, the information on the schedules I organized according to the month claims are incurred on the horizontal axis and the month claims are paid by the HMO on the vertical axis.~~
~~Once a number of months becomes “fully developed” (i.e. claims submissions are thought to be complete for the month of service), the information can be utilized to effectively estimate IBNRs. Computing the average period over which claims are submitted historically and applying this information to months that are not yet fully developed does this.~~

HMO Financial Reporting Specifications For Medicaid/NJ FamilyCare Rate Cell Grouping Costs	State of New Jersey

~~Appendix B — Report Forms~~
~~Quarterly Report Forms~~
~~This section includes copies of the forms to be completed electronically by the HMO for each quarter.~~
 ~~•~~ 	~~Quarterly Certification Statement~~

 ~~•~~ 	~~Report #1: Lag Report~~
 ~~•~~ 	~~Part A: Lag Report for Inpatient Hospital Payments Excluding MCSA Populations.~~

 ~~•~~ 	~~Part B: Lag Report for Physician Payments Excluding MCSA Populations~~

 ~~•~~ 	~~Part C: Lag Report for Pharmacy Payments Excluding MCSA Populations~~

 ~~•~~ 	~~Part D: Lag Report for Other Medical Payments Excluding MCSA Populations~~

 ~~•~~ 	~~Part E: Lag Report for MCSA Populations~~
 ~~•~~ 	~~Report #2: Income Statement by RATE CELL GROUPING~~
 ~~•~~ 	~~Part A: AFDC/NJCPW/NJ KidCare A — Northern Region~~

 ~~•~~ 	~~Part B: AFDC/NJCPW/NJ KidCare A — Central Region~~

 ~~•~~ 	~~Part C: AFDC/NJCPW/NJ KidCare A — Southern Region~~

 ~~•~~ 	~~Part D: DYFS — Statewide~~

 ~~•~~ 	~~Part E: ABD with Medicare — DDD — Statewide~~

 ~~•~~ 	~~Part F: ABD with Medicare — non-DDD — Statewide~~

 ~~•~~ 	~~Part G: Non-ABD — DDD — Statewide~~

 ~~•~~ 	~~Part H: ABD without Medicare — DDD — Statewide~~

 ~~•~~ 	~~Part I: ABD without Medicare — Non DDD — Statewide~~

 ~~•~~ 	~~Part J: NJ KidCare B&C Statewide~~

 ~~•~~ 	~~Park K: NJ KidCare D Statewide~~

 ~~•~~ 	~~Part L: Reserved~~

 ~~•~~ 	~~Part M: NJ FamilyCare Parents 0-133% FPL — Statewide~~

HMO Financial Reporting Specifications For Medicaid/NJ FamilyCare Rate Cell Grouping Costs	State of New Jersey

•	~~Part N: (Reserved)~~

•	~~Part O: NJ FamilyCare Parents 134-200 250% FPL — Statewide~~

•	~~Part P: ABD with Medicare — AIDS- Statewide~~

•	~~Part Q: Non- ABD — AIDS- Statewide~~

•	~~Part R1: Maternity- Statewide~~

•	~~Part R2: Newborn — Statewide~~

•	~~Part S1: All Rate Cell Groupings Current Quarter — Statewide~~

•	~~Part S2: All Rate Cell Groupings Year — To -Date — Statewide~~

•	~~Part S3: Reconciliations~~

•	~~Part T: Non-State Plan Services~~

•	~~Part U: NJ FamilyCare Adults 0-100% FPL — Statewide~~

•	~~Part V: Adult Restricted Aliens — Statewide~~
•	~~Report #3: table 21: Maternity Outcome Counts~~

•	~~Report #4: Claims Processing Lag Report~~
•	~~Part A: Claims Processing Lag Report for Manually Submitted Claims~~

•	~~Part B: Claims Processing Lag Report for Electronically Submitted Claims~~
•	~~Report #7: Stop Loss Summary~~

•	~~Report #10 : Third Party Liability Collections~~

•	~~Notes to Financial Reports~~

HMO Financial Reporting Specifications For Medicaid/NJ FamilyCare Rate Cell Grouping Costs	State of New Jersey

Appendix B — Report Forms
~~QUARTERLY CERTIFICATION STATEMENT~~
~~OF~~

~~HMO NAME~~
~~TO THE~~
~~NEW JERSEY DEPARTMENT OF HUMAN SERVICES~~
~~DIVISION OF MEDICAL ASSISTANCE AND HEALTH SERVICES~~
~~FOR THE PERIOD ENDED~~

~~(Month/day/year)~~
~~Name of Preparer ___~~
~~Title ___~~
~~Phone Number ___~~
~~Please check which reports are included with this packet:~~
~~O Report #1                O Report #2                O Report #3~~
~~O Report #4                O Report #7                O Report #10~~
~~I hereby attest that the information submitted in the reports herein is current, complete and accurate to the best of my knowledge. I understand that whoever knowingly and willfully makes or causes to be made a false statement or representation on the reports may be prosecuted under applicable state laws. In addition, knowingly and willfully failing to fully and accurately disclose the information requested may result in denial of a request to participate, or where the entity already participates, a termination of an HMO’s agreement or contract with the State.~~
~~Date                Chief Financial Officer                                Signature~~

HMO Financial Reporting Specifications For Medicaid/NJ FamilyCare Rate Cell Grouping Costs	State of New Jersey

~~Appendix B — Report Forms~~
~~NOTE TO FINANCIAL REPORTS~~
~~Any notes or further explanation of any items contained in any of the reports or in the reporting of financial disclosures are to be noted here. Appropriate references and attachments are to be used as necessary. Space is provided below or you may use a separate page as necessary.~~

HMO Financial Reporting Specifications For Medicaid/NJ FamilyCare Rate Cell Grouping Costs	State of New Jersey

B.7.4 ~~Agreed Upon Procedures — For Rate Cell Cost Report Reserved~~

~~AGREED UPON PROCEDURES~~
~~For Rate Cell Cost Reports~~
~~The following agreed upon procedures between the plan and its independent public accountant are required to meet audit requirements of Rate Cell Grouping Cost Reports as further explained in Article 7.27.1B of the contract.~~
~~Procedures contained herein are established as minimum requirements. Additional procedures may be added and performed as agreed to by the contractor and the accountant performing them without DMAHS approval. However, changes, deletions or variations to the procedures specified herein will require prior approval of DMAHS.~~

~~Report #1 Claim Lag Triangles~~
~~Step 1: Validate the mathematical accuracy of Report #1.~~
~~Step 2: Validate the accuracy of the amounts paid for each month.~~
~~a.~~	~~Trace and agree monthly amount to the supporting documentation used by the contractor to complete the report.~~

~~b.~~	~~Trace and agree each monthly amount to the monthly check register or claims system monthly summary.~~
~~Step 3: Validate the accuracy of the amounts paid in the individual cells.~~
~~a.~~	~~For the claims paid and incurred on Report #1, trace and agree 4 cells to the supporting documentation used by the contractor to complete the report.~~
~~Step 4: Validate the accuracy of the amounts that comprise the individual cells.~~
~~b.~~	~~Select 8 claims from each lag triangle.~~

~~c.~~	~~Verify the claim is reported in the correct month of service by tracing and agreeing to the date of service on the claim.~~

~~d.~~	~~Verify the claim is reported in the correct month of payment by tracing and agreeing to bank statements.~~

~~e.~~	~~Verify the claim is reported in the correct month of payment by tracing and agreeing type of service to the hard/electronic copy of the claim.~~

~~f.~~	~~Verify the claim is related to a New Jersey Medicaid or NJ Family Care beneficiary by tracing and agreeing to the member eligibility system.~~
~~Step 5: Validate the accuracy of the subcapitation payments reported~~
~~a.~~	~~Select 2 cells from each of applicable lag triangles~~

~~b.~~	~~Trace and agree selected cells to the supporting documentation used by the contractor to complete the report.~~
~~Step 6: Validate the accuracy of the amounts that comprise subcapitation payments~~
~~a.~~	~~Verify that the transaction is recorded in the correct month of service by tracing and agreeing to the invoice or check request that substantiates the check.~~
~~b.~~	~~Verify that the check has cleared the bank by tracing and agreeing to the bank statement.~~
~~c.~~	~~Verify the transaction is accurately reported in Report #1 by tracing and agreeing to the contract provider type and covered services.~~
~~Step 7: Validate the accuracy of amounts reported as Pharmacy Rebates.~~
~~a.~~	~~Select 2 cells from each of the applicable lag triangles.~~

~~b.~~	~~Trace and agree selected cells the supporting documentation used by the contractor to complete the report.~~

~~c.~~	~~Trace and agree each monthly amount to the monthly check register or claims system monthly summary.~~
~~Report #2 Income Statement by Rate Cell Groupings~~
~~Step 1: Verify that amounts reported as Medicaid/NJ Family Care expense are consistent with amounts reported in statutory filings.~~
~~a.~~	~~Trace and agree total amounts reported as Medicaid/NJ Family Care expense to statutory filings as of December 31.~~
~~Step 2: Verify member months reported is accurate~~
~~a.~~	~~Confirm member months with the State of New Jersey~~
~~Step 3: Verify the accuracy of dollar amounts reported as capitated premiums~~
~~a.~~	~~Select 5 income statement categories by Rate Cell Grouping (IS).~~

~~b.~~	~~Trace and agree selected cells to the supporting documentation used by the contractor to complete the IS.~~

~~c.~~	~~Select 4 months of capitated premiums and trace and agree amounts to remittance advices received from the DMAHS.~~
~~Step 4: Verify the accuracy of dollar amounts reported as HIV/AIDS Reimbursable Drugs Revenue.~~
~~a.~~	~~Select 5 income statement categories by Rate Cell Grouping (IS).~~

~~b.~~	~~Trace and agree selected cells to the supporting documentation used by the contractor to complete the IS.~~

~~c.~~	~~Select 4 months of capitated premiums and trace and agree amounts to remittance advices received from the DMAHS.~~
~~Step 5: Verify the accuracy of dollar amounts reported as EPSDT Incentive Payment Revenue.~~
~~a.~~	~~Select 5 income statement categories by Rate Cell Grouping (IS).~~

~~b.~~	~~Trace and agree selected cells to the supporting documentation used by the contractor to complete the IS.~~

~~d.~~	~~Select 4 months of capitated premiums and trace and agree amounts to remittance advices received from the DMAHS.~~
~~Step 6: Verify the accuracy of dollar amounts reported as Interest Revenue.~~
~~a.~~	~~Select 5 income statement categories by Rate Cell Grouping (IS).~~

~~b.~~	~~Trace and agree selected cells to the supporting documentation used by the contractor to complete the IS.~~
~~Step 7: Verify the accuracy of dollar amounts reported as COB.~~
~~a.~~	~~Select 5 income statement categories by Rate Cell Grouping (IS).~~

~~b.~~	~~Trace and agree selected cells to the supporting documentation used by the contractor to complete the IS.~~
~~Step 8: Verify the accuracy of dollar amounts reported as Reinsurance Recoveries.~~
~~a.~~	~~Select 5 income statement categories by Rate Cell Grouping (IS).~~

~~b.~~	~~Trace and agree selected cells to the supporting documentation used by the contractor to complete the IS.~~
~~Step 9: Verify the accuracy of amounts reported as Medical and Hospital Expenses.~~
~~a.~~	~~Select at least one type of Medical and Hospital Expense from each of the income statement categories by Rate Cell Groupings.~~

~~b.~~	~~Trace and agree selected cells to the supporting documentation used by the contractor to complete the IS.~~

~~c.~~	~~Select one claim from each of the rate cell groupings selected in step 9a.~~

~~d.~~	~~Trace and agree amount reported in each cell to actual claims paid and an allocation of expenses incurred but not paid.~~

~~e.~~	~~For the claim selected in step 9c, recalculate the allocation of incurred but not reported to each income statement to determine if they are in same proportional amounts as claims paid.~~

~~f.~~	~~For the claim selected in step c, trace and agree the classification of the medical expense to the classification prescribed by DMAHS in the “HMO Guide for Reporting Medicaid/NJ Family Care Rate Cell Grouping Costs.” Determine the claims selected from step 9a and are included in the appropriate IS by Rate Cell Grouping and that all Medical and Hospital Expenses are classified appropriately in lines 9-27.~~
~~Step 10: Verify the accuracy of the amounts reported in Part S — Income.~~
~~a.~~	~~Trace and agree total amounts reported in Part S to amounts reported in the individual income statements by Rate Cell Groupings.~~

~~Report #3 Maternity Outcomes~~
~~Step 1: Verify the accuracy of amounts reported in Report 3.~~
~~a.~~	~~Trace and agree amounts reported as maternity outcomes to the supporting documentation used by the contractor to complete the report.~~

~~b.~~	~~Select 5 outcomes from step a.~~

~~c.~~	~~Verify the outcome is reported in the correct region by tracing and agreeing back to supporting documentation.~~

~~d.~~	~~Verify the outcome is reported in the correct eligibility category by tracing and agreeing back to supporting documentation.~~

~~e.~~	~~Verify the outcome is reported in the correct category (c-section, vaginal, or non live birth) by tracing and agreeing back to supporting documentation.~~

~~f.~~	~~Verify the outcome is not an elected abortion by tracing and agreeing back to supporting documentation.~~

~~g.~~	~~Verify the outcome was reported for outcomes after 12 weeks of gestation by tracing and agreeing back to supporting documentation.~~